United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 3/31/17

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT March 31, 2017

Janus Asia Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Asia Equity Fund

Janus Asia Equity Fund (unaudited)

FUND SNAPSHOT

We believe identifying companies in Asian markets with both operating and capital-allocation excellence can lead to superior risk-adjusted returns. To identify these opportunities, we rely on the insight provided by Janus’ fundamental research.

Hiroshi Yoh portfolio manager

PERFORMANCE SUMMARY

Janus Asia Equity Fund’s Class I Shares returned 8.23% for the six-month period ended March 31, 2017. The Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 6.23%.

MARKET ENVIRONMENT

Asian stocks gained over the period, despite having endured turbulence in the wake of the election of Donald Trump to the U.S. presidency in November. While the specific-policy stances of the Trump administration remain largely unknown, a consistent theme throughout his campaign was a rollback of the decades-long trend of globalization that has greatly benefited Asia and other emerging economies. Another source of investor concern was the expectation of increasing interest rates in the U.S., which could make U.S. securities more attractive on a relative, risk-adjusted basis, thus increasing the cost of capital for Asian companies.

The region’s stocks then rallied as the Trump administration appeared to step back from some of the most heated anti-trade rhetoric espoused during the campaign. Granted, Mr. Trump walked away from the Trans-Pacific Partnership, he has largely been conciliatory in his initial meetings with global leaders. Investors’ improving sentiment toward Asian stocks was also fueled by the expectation that the Federal Reserve (Fed) would likely raise its benchmark interest rate only twice more in 2017.

While the macro developments were factors in the quarter, our view is that the real driver of positive returns across the region was solid corporate fundamentals. Such examples can be found in technology, which was among the best-performing sectors for the period. The story here was semiconductors. Rather than banking on strong demand, which has remained elusive, investors are, instead, recognizing that the semiconductor industry is exercising supply discipline. The rationalization of supply has provided the industry with much-needed pricing power, which has, in turn, led to improving profitability. Given that much of the global semiconductor supply chain flows through Asia, this shift in fundamentals has buttressed the region’s stock markets and, to a lesser degree, their underlying economies.

Sector gainers were led by materials and energy, with technology also delivering solid returns. Historically defensive sectors lost ground, led by health care and telecommunications. On a country basis, South Korea and Taiwan were the strongest performers. The Philippines registered the steepest declines.

PERFORMANCE DISCUSSION

The Fund’s selection of technology and consumer staples stocks contributed most to relative performance. Holdings within consumer discretionary detracted most from relative results.

Samsung performed well during the period as investors looked past corruption allegations against senior executives and instead focused on the company’s strong execution. Each of Samsung’s main business lines – memory, handsets and display – strengthened their positions during the period. The company is the world leader in both DRAM and NAND memory. Pricing is strong in the former category and the latter is positioned for increased domination due to its innovative 3D-NAND technology. This point is driven home by the expectation that Apple will heavily rely upon the technology for its newest iPhone. Apple also plans to utilize Samsung’s OLED display in the iPhone 8, demonstrating the South Korean company’s superiority in the display business. Samsung’s own handset business is set to rebound from last year’s Galaxy Note hiccups as the Galaxy 8 – announced during the quarter – received favorable reviews.

Another semiconductor company set to benefit from Apple’s newest iPhone was Taiwan Semiconductor Manufacturing Company (TSMC). The company is rumored to be the sole supplier of processors for the

Janus Investment Fund	1

Janus Asia Equity Fund (unaudited)

iPhone 8, set to be released this autumn. During the quarter, news outlets reported that TSMC was set to rapidly expand its production and shipments of 10-nanometer chips – the A11 – which is designed exclusively for Apple.

SK Hynix manufactures semiconductors, such as DRAM, flash memory, and SRAM chips. As one of three dominant suppliers of DRAM chips globally, the South Korean company is well positioned to benefit from increasing DRAM demand with limited DRAM supply growth due to capital expenditure cuts by major players.

A leading detractor for the period was Chongqing Changan Auto. Investors shied away from the stock due, in part, to its relatively low-growth trajectory. With regional economies remaining buoyant, many investors gravitated toward higher growth names. We, however, view the high quality of the company and its attractive valuation as a compelling combination. In fact, we view Chongqing as one of the cheapest automotive stocks globally. Our confidence in the stock is reinforced by the large cash position on Chongqing’s balance sheet and its steady free-cash-flow generation. As a consequence, despite the modestly weak quarter for the stock, we see limited additional downside potential.

India’s PC Jeweller detracted from performance, caught up in the country’s rocky attempt to remove high-denomination bills from circulation. With much of the country’s economy cash-based, and often beyond the purview of tax collection, authorities quickly announced the removal of the 500 and 1000 rupee notes. The government also hoped that the move would clamp down on corruption as high-value purchases – including jewelry – were considered linked to malfeasance. The speed of the move disrupted several segments of the economy. With estimates that PC Jeweller’s top line could drop by as much as 20%, and earnings by 40%, we sold our position in the company.

The stock of low-cost air carrier Spring Airlines came under pressure as the company announced earnings that were poorly received by investors. Net profits for the period covered in the report had fallen by roughly 26% year over year. The company’s international business was singled out as a factor in the weak performance. Also, Spring suffered from a sudden delivery of aircraft, which meant it had a finite amount of time to sell seats on the initial flights. Still, we like the company, which is a leading low-cost air carrier in China. We believe that Spring has one of the sector’s best management teams, as evidenced by the company’s strong utilization rate and profitability. We expect growth to continue as Spring adds routes to and from Shanghai, which commands higher ticket prices.

Please see the Derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The strong performance of Asian semiconductor producers during the period illustrates our view that fundamentals matter when determining the long-term outperformers in the region. The past several years have seen management teams become more disciplined when adjusting to shifting market environments. This is occurring not only at the company level, but in the case of China, at the national level. The country’s powerful leadership has been able to force through production cuts, thus streamlining many segments of the industrial sector and boosting profitability. The actions of authorities have also played a role in the recent improvement in consumer discretionary. The government has dialed back some components of its anti-corruption campaign, which had been a significant headwind to the sector, especially the luxury segment.

Improving productivity, profitability and earnings, in our view, will be supportive for Asian companies as we go deeper into 2017. We believe Emerging market (EM) investors tend to be trend followers, rather than contrarian. Thus, as earnings momentum builds, many investors will likely come off the sidelines.

We see limited risk of four rate hikes, in total, by the Fed in 2017. Should that occur, Asian stocks could experience a sell-off. If the 2017 final tally is two, rather than the three largely priced into the market, we do not expect any additional catalyst. Instead, we anticipate that investment decisions will still largely be driven by improving economies and more efficient companies. It is our job to identify the companies whose management teams have positioned their enterprises to become attractive destinations for investors’ capital, regardless of the trajectory of the global business cycle.

Thank you for your investment in Janus Asia Equity Fund.

2	MARCH 31, 2017

Janus Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Samsung Electronics Co Ltd	1.25%	Chongqing Changan Automobile Co Ltd	-0.37%
	SK Hynix Inc	0.74%	PC Jeweller Ltd	-0.29%
	Yunnan Baiyao Group Co Ltd	0.45%	China Mobile Ltd	-0.22%
	Hana Financial Group Inc	0.44%	Spring Airlines Co Ltd	-0.22%
	Taiwan Semiconductor Manufacturing Co Ltd	0.38%	Axis Bank Ltd	-0.15%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.44%	32.82%	27.71%
	Consumer Staples	0.52%	1.01%	4.88%
	Industrials	0.50%	6.41%	7.91%
	Real Estate	0.38%	5.79%	5.92%
	Health Care	0.36%	2.40%	2.36%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.52%	10.29%	9.56%
	Energy	0.00%	3.89%	4.34%
	Materials	0.02%	2.98%	4.51%
	Other**	0.03%	5.29%	0.00%
	Telecommunication Services	0.06%	3.55%	5.47%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	5.3%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	5.3%
Tencent Holdings Ltd
Internet Software & Services	4.7%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	3.8%
SK Hynix Inc
Semiconductor & Semiconductor Equipment	3.3%
22.4%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Investment Companies	6.7%
Preferred Stocks	1.8%
OTC Purchased Options – Calls	0.0%
Other	(5.3)%
100.0%

Emerging markets comprised 86.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017					per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	8.15%	21.43%	5.63%	3.22%	3.51%	1.66%
Class A Shares at MOP	1.98%	14.47%	4.38%	2.15%
Class C Shares at NAV	7.76%	20.68%	4.83%	2.51%	4.23%	2.34%
Class C Shares at CDSC	6.76%	19.68%	4.83%	2.51%
Class D Shares(1)	8.15%	21.61%	5.76%	3.37%	3.38%	1.46%
Class I Shares	8.23%	21.81%	5.95%	3.53%	3.19%	1.32%
Class S Shares	8.06%	21.45%	5.58%	3.17%	3.67%	1.79%
Class T Shares	8.19%	21.71%	5.80%	3.36%	3.41%	1.55%
MSCI All Country Asia ex-Japan Index	6.23%	17.47%	4.77%	2.65%
Morningstar Quartile - Class I Shares	-	1st	1st	1st
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	-	10/91	12/58	14/57

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2018.

Janus Investment Fund	5

Janus Asia Equity Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 29, 2011

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,081.50	$8.30	$1,000.00	$1,016.95	$8.05	1.60%
Class C Shares	$1,000.00	$1,077.60	$11.86	$1,000.00	$1,013.51	$11.50	2.29%
Class D Shares	$1,000.00	$1,081.50	$7.42	$1,000.00	$1,017.80	$7.19	1.43%
Class I Shares	$1,000.00	$1,082.30	$6.90	$1,000.00	$1,018.30	$6.69	1.33%
Class S Shares	$1,000.00	$1,080.60	$8.51	$1,000.00	$1,016.75	$8.25	1.64%
Class T Shares	$1,000.00	$1,081.90	$7.84	$1,000.00	$1,017.40	$7.59	1.51%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – 96.8%
Air Freight & Logistics – 0.5%
Sinotrans Ltd	.222,000	$103,697
Airlines – 0.6%
Spring Airlines Co Ltd*	23,800	119,970
Auto Components – 0.4%
Hyundai Mobis Co Ltd	368	79,156
Automobiles – 7.1%
Astra International Tbk PT	283,200	183,337
Chongqing Changan Automobile Co Ltd*	357,100	496,272
Hyundai Motor Co	2,403	338,496
Mahindra & Mahindra Ltd	9,966	197,524
Maruti Suzuki India Ltd	1,253	116,089
Yulon Motor Co Ltd	100,000	93,111
		1,424,829
Banks – 12.3%
Bangkok Bank PCL#	8,400	45,477
Bangkok Bank PCL (NVDR)	8,400	44,377
Bank Negara Indonesia Persero Tbk PT	411,300	199,892
Bank of China Ltd	402,000	199,673
BOC Hong Kong Holdings Ltd	32,500	132,780
China Construction Bank Corp	488,000	392,470
Hana Financial Group Inc	10,064	332,586
Industrial & Commercial Bank of China Ltd	601,000	392,866
Metropolitan Bank & Trust Co	127,224	202,869
Shinhan Financial Group Co Ltd	5,011	208,848
United Overseas Bank Ltd	20,500	324,101
		2,475,939
Capital Markets – 1.7%
CITIC Securities Co Ltd*	79,000	162,650
Haitong International Securities Group Ltd	320,359	188,391
		351,041
Chemicals – 0.8%
LG Chem Ltd	616	161,975
Commercial Services & Supplies – 0.5%
Beijing Originwater Technology Co Ltd*	40,200	94,612
Construction & Engineering – 0.7%
13 Holdings Ltd*	156,371	43,261
Voltas Ltd	17,006	107,934
		151,195
Construction Materials – 0.5%
BBMG Corp	241,844	100,518
Diversified Telecommunication Services – 0.8%
China Telecom Corp Ltd	233,894	114,068
KT Corp	1,690	48,217
		162,285
Electric Utilities – 1.6%
Power Grid Corp of India Ltd	103,045	313,118
Electronic Equipment, Instruments & Components – 7.1%
AAC Technologies Holdings Inc	14,500	169,698
Chroma ATE Inc	48,000	145,392
Delta Electronics Inc	23,577	126,278
Hangzhou Hikvision Digital Technology Co Ltd*	45,150	208,985
Hon Hai Precision Industry Co Ltd	84,534	253,546
Largan Precision Co Ltd	2,000	315,096
Lens Technology Co Ltd*	25,300	112,774
WPG Holdings Ltd	83,000	104,229
		1,435,998
Health Care Providers & Services – 0.7%
Shanghai Pharmaceuticals Holding Co Ltd	50,700	132,763

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.6%
Genting Malaysia Bhd	.73,800	$90,936
Genting Singapore PLC	142,700	104,079
Melco International Development Ltd	73,000	128,879
		323,894
Independent Power and Renewable Electricity Producers – 1.1%
Beijing Jingneng Clean Energy Co Ltd	695,021	211,959
Industrial Conglomerates – 2.0%
CK Hutchison Holdings Ltd	11,840	145,652
Shun Tak Holdings Ltd*	261,500	92,536
Sime Darby Bhd	74,800	156,940
		395,128
Insurance – 6.3%
AIA Group Ltd	78,600	495,593
Cathay Financial Holding Co Ltd*	117,000	187,802
Hyundai Marine & Fire Insurance Co Ltd	4,812	150,631
Ping An Insurance Group Co of China Ltd	79,800	428,538
		1,262,564
Internet & Direct Marketing Retail – 0.6%
Ctrip.com International Ltd (ADR)*	2,677	131,575
Internet Software & Services – 9.8%
Alibaba Group Holding Ltd (ADR)*,†	7,110	766,671
Baidu Inc (ADR)*	625	107,825
NAVER Corp	187	142,997
Tencent Holdings Ltd	33,000	946,097
		1,963,590
Marine – 0.6%
Orient Overseas International Ltd*	21,000	112,143
Media – 0.5%
Innocean Worldwide Inc	1,903	104,843
Metals & Mining – 2.0%
Baoshan Iron & Steel Co Ltd*	141,400	133,567
Hindustan Zinc Ltd	27,289	121,378
Hyundai Steel Co	2,756	144,196
		399,141
Oil, Gas & Consumable Fuels – 4.6%
China Petroleum & Chemical Corp	120,000	97,281
Coal India Ltd	38,064	171,561
PetroChina Co Ltd	298,000	218,190
PTT PCL	9,900	111,518
Reliance Industries Ltd*	8,696	176,907
Shaanxi Coal Industry Co Ltd*	165,900	148,765
		924,222
Personal Products – 0.7%
LG Household & Health Care Ltd	205	148,694
Pharmaceuticals – 3.0%
Sun Pharmaceutical Industries Ltd	14,141	149,871
Yunnan Baiyao Group Co Ltd*	36,300	448,338
		598,209
Real Estate Management & Development – 5.8%
Belle Corp	808,121	64,456
Central China Real Estate Ltd*	689,440	170,335
Cheung Kong Property Holdings Ltd	15,447	104,056
City Developments Ltd	30,200	220,265
CSI Properties Ltd	2,600,000	118,770
Filinvest Land Inc*	2,592,000	84,730
Longfor Properties Co Ltd	92,500	152,117
Siam Future Development PCL	561,600	103,800

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Sun Hung Kai Properties Ltd	.10,000	$146,951
		1,165,480
Semiconductor & Semiconductor Equipment – 9.1%
Hua Hong Semiconductor Ltd (144A)	70,747	99,229
SK Hynix Inc	14,736	665,565
Taiwan Semiconductor Manufacturing Co Ltd*	172,000	1,071,457
		1,836,251
Software – 1.2%
Com2uSCorp	1,360	147,300
Nexon Co Ltd	6,000	95,355
		242,655
Technology Hardware, Storage & Peripherals – 6.0%
Pegatron Corp	52,000	153,909
Samsung Electronics Co Ltd	576	1,061,229
		1,215,138
Thrifts & Mortgage Finance – 3.0%
Housing Development Finance Corp Ltd	9,685	224,054
LIC Housing Finance Ltd	39,390	375,185
		599,239
Tobacco – 0.6%
ITC Ltd	25,923	111,908
Transportation Infrastructure – 1.0%
Shanghai International Airport Co Ltd	44,700	194,449
Wireless Telecommunication Services – 2.0%
China Mobile Ltd	36,000	393,988
Total Common Stocks (cost $17,817,457)		19,442,166
Preferred Stocks – 1.8%
Technology Hardware, Storage & Peripherals – 1.8%
Samsung Electronics Co Ltd (cost $296,989)	247	354,119
Investment Companies – 6.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	17,100	17,100
Money Markets – 6.6%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	1,338,462	1,338,462
Total Investment Companies (cost $1,355,562)		1,355,562
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
Goldman Sachs International:
CNH Currency, exercise price 6.80 CNH, expires July 2017* (premiums paid 9,371)	273,221	5,810
Total Investments (total cost $19,479,379) – 105.3%		21,157,657
Liabilities, net of Cash, Receivables and Other Assets – (5.3)%		(1,071,449)
Net Assets – 100%		$20,086,208

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
China	$7,449,940	35.2%
South Korea	4,088,852	19.3
Taiwan	2,450,820	11.6
India	2,065,529	9.8
Hong Kong	1,709,012	8.1
United States	1,361,372	6.4
Singapore	648,445	3.1
Indonesia	383,229	1.8
Philippines	352,055	1.7
Thailand	305,172	1.4
Malaysia	247,876	1.2
Japan	95,355	0.4

Total	$21,157,657	100.0%

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date		Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
Goldman Sachs International	CNH Currency	273,221	7.20	CNH	7/17	$4,454	$3,934	$(520)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Asia Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country Asia ex-Japan IndexSM	MSCI All Country Asia ex Japan IndexSM reflects the equity market performance of Asia, excluding Japan.

ADR	American Depositary Receipt
LLC	Limited Liability Company
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PCL	Public Company Limited
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $99,229, which represents 0.5% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $10,783.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	—	1,070,707	(1,053,607)	17,100	$—	$—	$17,100
Janus Cash Liquidity Fund LLC	426,055	11,366,865	(10,454,458)	1,338,462	—	1,298	1,338,462

Total					$—	$1,298	$1,355,562

12	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$19,442,166	$-	$-
Preferred Stocks	-	354,119	-
Investment Companies	-	1,355,562	-
OTC Purchased Options – Calls	-	5,810	-
Total Assets	$19,442,166	$1,715,491	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$520	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$19,479,379
Unaffiliated investments, at value(1)	19,802,095
Affiliated investments, at value	1,355,562
Cash	12,307
Restricted cash (Note 1)	24,001
Cash denominated in foreign currency(2)	1,819
Non-interested Trustees' deferred compensation	380
Receivables:
Dividends	46,618
Due from adviser	16,541
Fund shares sold	14,056
Dividends from affiliates	469
Other assets	2,265
Total Assets	21,276,113
Liabilities:
Collateral for securities loaned (Note 3)	17,100
Options written, at value(3)	520
Payables:	—
Investments purchased	1,083,249
Fund shares repurchased	34,137
Advisory fees	14,295
Professional fees	12,681
Foreign tax liability	11,868
Transfer agent fees and expenses	1,799
12b-1 Distribution and shareholder servicing fees	514
Non-interested Trustees' deferred compensation fees	380
Custodian fees	197
Fund administration fees	133
Non-interested Trustees' fees and expenses	65
Accrued expenses and other payables	12,967
Total Liabilities	1,189,905
Net Assets	$20,086,208

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$19,692,177
Undistributed net investment income/(loss)	(94,565)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,135,157)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	1,623,753
Total Net Assets	$20,086,208
Net Assets - Class A Shares	$265,539
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,389
Net Asset Value Per Share(5)	$10.06
Maximum Offering Price Per Share(6)	$10.67
Net Assets - Class C Shares	$402,495
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,160
Net Asset Value Per Share(5)	$10.02
Net Assets - Class D Shares	$9,199,578
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	906,708
Net Asset Value Per Share	$10.15
Net Assets - Class I Shares	$9,296,727
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	917,041
Net Asset Value Per Share	$10.14
Net Assets - Class S Shares	$409,318
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,574
Net Asset Value Per Share	$10.09
Net Assets - Class T Shares	$512,551
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51,103
Net Asset Value Per Share	$10.03

(1) Includes $16,195 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes cost of $1,819.

(3) Premiums received $4,454.

(4) Includes $11,868 of foreign capital gains tax on investments.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Asia Equity Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$73,607
Dividends from affiliates	1,298
Other income	279
Foreign tax withheld	(9,602)
Total Investment Income	65,582
Expenses:
Advisory fees	59,016
12b-1Distribution and shareholder servicing fees:
Class A Shares	336
Class C Shares	1,978
Class S Shares	469
Transfer agent administrative fees and expenses:
Class D Shares	4,054
Class S Shares	469
Class T Shares	444
Transfer agent networking and omnibus fees:
Class A Shares	110
Class C Shares	64
Class I Shares	320
Other transfer agent fees and expenses:
Class A Shares	19
Class C Shares	40
Class D Shares	1,602
Class I Shares	165
Class S Shares	17
Class T Shares	14
Registration fees	30,954
Professional fees	28,043
Custodian fees	12,212
Accounting systems fee	9,173
Shareholder reports expense	3,671
Fund administration fees	537
Non-interested Trustees’ fees and expenses	152
Other expenses	134
Total Expenses	153,993
Less: Excess Expense Reimbursement	(73,225)
Net Expenses	80,768
Net Investment Income/(Loss)	(15,186)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(51,715)
Total Net Realized Gain/(Loss) on Investments	(51,715)
Change in Unrealized Net Appreciation/Depreciation:(1)
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	999,150
Written options contracts	1,653
Total Change in Unrealized Net Appreciation/Depreciation	1,000,803
Net Increase/(Decrease) in Net Assets Resulting from Operations	$933,902

(1) Includes change in unrealized appreciation/depreciation of $3,558 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Asia Equity Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$(15,186)	$80,109
Net realized gain/(loss) on investments	(51,715)	(937,952)
Change in unrealized net appreciation/depreciation	1,000,803	2,348,779
Net Increase/(Decrease) in Net Assets Resulting from Operations	933,902	1,490,936
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(3,240)	—
Class C Shares	(1,728)	—
Class D Shares	(71,030)	(3,958)
Class I Shares	(36,957)	(5,795)
Class S Shares	(3,863)	—
Class T Shares	(4,515)	(579)
Total Dividends from Net Investment Income	(121,333)	(10,332)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(17,690)
Class C Shares	—	(17,051)
Class D Shares	—	(239,449)
Class I Shares	—	(112,535)
Class S Shares	—	(14,332)
Class T Shares	—	(19,978)
Total Distributions from Net Realized Gain from Investment Transactions	—	(421,035)
Net Decrease from Dividends and Distributions to Shareholders	(121,333)	(431,367)
Capital Share Transactions:
Class A Shares	(7,702)	(125,250)
Class C Shares	(37,851)	7,051
Class D Shares	3,391,243	(910,200)
Class I Shares	6,417,750	(139,290)
Class S Shares	13,863	14,332
Class T Shares	253,215	(97,358)
Net Increase/(Decrease) from Capital Share Transactions	10,030,518	(1,250,715)
Net Increase/(Decrease) in Net Assets	10,843,087	(191,146)
Net Assets:
Beginning of period	9,243,121	9,434,267
End of period	$20,086,208	$9,243,121

Undistributed Net Investment Income/(Loss)	$(94,565)	$41,954

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$9.42	$8.31	$9.79		$9.44	$9.25	$7.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	0.05(1)	0.01(1)		0.23(1)(2)	0.07	0.14
Net realized and unrealized gain/(loss)	0.78	1.44	(0.95)		0.59	0.20	1.68
Total from Investment Operations	0.75	1.49	(0.94)		0.82	0.27	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—	(0.17)		(0.14)	(0.08)	—
Distributions (from capital gains)	—	(0.38)	(0.37)		(0.33)	—	—
Total Dividends and Distributions	(0.11)	(0.38)	(0.54)		(0.47)	(0.08)	—
Net Asset Value, End of Period	$10.06	$9.42	$8.31		$9.79	$9.44	$9.25
Total Return*	8.15%	18.58%	(10.07)%		9.06%	2.88%	24.50%
Net Assets, End of Period (in thousands)	$266	$253	$348		$456	$973	$878
Average Net Assets for the Period (in thousands)	$269	$333	$400		$1,053	$1,063	$768
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.84%	3.51%	2.87%		2.49%	2.03%	4.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.56%	1.61%		1.38%	1.52%	1.55%
Ratio of Net Investment Income/(Loss)	(0.59)%	0.64%	0.07%		2.35%(2)	0.51%	0.87%
Portfolio Turnover Rate	23%	59%	152%		72%	104%	75%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.34	$8.29	$9.72	$9.38	$9.18	$7.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(1)	0.01(1)	(0.03)(1)	0.16(1)(2)	—(3)	0.06
Net realized and unrealized gain/(loss)	0.78	1.42	(0.98)	0.59	0.21	1.69
Total from Investment Operations	0.72	1.43	(1.01)	0.75	0.21	1.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	(0.05)	(0.08)	(0.01)	—
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—	—
Total Dividends and Distributions	(0.04)	(0.38)	(0.42)	(0.41)	(0.01)	—
Net Asset Value, End of Period	$10.02	$9.34	$8.29	$9.72	$9.38	$9.18
Total Return*	7.76%	17.87%	(10.81)%	8.22%	2.24%	23.55%
Net Assets, End of Period (in thousands)	$402	$413	$360	$332	$804	$775
Average Net Assets for the Period (in thousands)	$400	$381	$373	$802	$815	$716
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.54%	4.23%	3.59%	3.24%	2.77%	5.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%	2.25%	2.30%	2.12%	2.23%	2.30%
Ratio of Net Investment Income/(Loss)	(1.28)%	0.10%	(0.31)%	1.68%(2)	(0.20)%	0.08%
Portfolio Turnover Rate	23%	59%	152%	72%	104%	75%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.49	$8.35	$9.84	$9.48	$9.26	$7.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	0.08(1)	0.07(1)	0.24(1)(2)	0.05	0.25
Net realized and unrealized gain/(loss)	0.79	1.45	(1.00)	0.61	0.23	1.59
Total from Investment Operations	0.77	1.53	(0.93)	0.85	0.28	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.01)	(0.19)	(0.16)	(0.06)	—
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.11)	(0.39)	(0.56)	(0.49)	(0.06)	—
Net Asset Value, End of Period	$10.15	$9.49	$8.35	$9.84	$9.48	$9.26
Total Return*	8.26%	18.95%	(9.99)%	9.26%	3.01%	24.80%
Net Assets, End of Period (in thousands)	$9,200	$5,314	$5,640	$9,084	$7,477	$3,394
Average Net Assets for the Period (in thousands)	$6,733	$5,013	$6,632	$8,635	$7,523	$2,654
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.76%	3.38%	2.75%	2.31%	1.91%	2.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.36%	1.42%	1.25%	1.40%	1.53%
Ratio of Net Investment Income/(Loss)	(0.33)%	0.89%	0.67%	2.52%(2)	0.63%	1.33%
Portfolio Turnover Rate	23%	59%	152%	72%	104%	75%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.51	$8.37	$9.85	$9.49	$9.27	$7.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(4)	0.10(1)	0.06(1)	0.26(1)(2)	0.04	0.19
Net realized and unrealized gain/(loss)	0.76	1.44	(0.98)	0.60	0.26	1.65
Total from Investment Operations	0.76	1.54	(0.92)	0.86	0.30	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.02)	(0.19)	(0.17)	(0.08)	—
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—	—
Total Dividends and Distributions	(0.13)	(0.40)	(0.56)	(0.50)	(0.08)	—
Net Asset Value, End of Period	$10.14	$9.51	$8.37	$9.85	$9.49	$9.27
Total Return*	8.23%	19.09%	(9.79)%	9.43%	3.21%	24.76%
Net Assets, End of Period (in thousands)	$9,297	$2,665	$2,470	$2,899	$1,295	$1,145
Average Net Assets for the Period (in thousands)	$3,057	$2,528	$3,017	$2,751	$1,549	$848
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.62%	3.19%	2.56%	2.15%	1.70%	3.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.21%	1.27%	1.07%	1.26%	1.29%
Ratio of Net Investment Income/(Loss)	0.09%	1.14%	0.57%	2.75%(2)	0.55%	1.19%
Portfolio Turnover Rate	23%	59%	152%	72%	104%	75%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Asia Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.43	$8.32	$9.79	$9.43	$9.23	$7.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	0.07(1)	0.07(1)	0.23(1)(2)	0.05	0.10
Net realized and unrealized gain/(loss)	0.79	1.42	(1.00)	0.59	0.22	1.70
Total from Investment Operations	0.76	1.49	(0.93)	0.82	0.27	1.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	(0.17)	(0.13)	(0.07)	—
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—	—
Total Dividends and Distributions	(0.10)	(0.38)	(0.54)	(0.46)	(0.07)	—
Net Asset Value, End of Period	$10.09	$9.43	$8.32	$9.79	$9.43	$9.23
Total Return*	8.17%	18.56%	(9.97)%	9.02%	2.86%	24.23%
Net Assets, End of Period (in thousands)	$409	$368	$310	$345	$791	$769
Average Net Assets for the Period (in thousands)	$375	$329	$390	$752	$874	$710
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.01%	3.67%	3.06%	2.58%	2.21%	4.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.56%	1.48%	1.46%	1.65%	1.75%
Ratio of Net Investment Income/(Loss)	(0.60)%	0.83%	0.71%	2.42%(2)	0.29%	0.63%
Portfolio Turnover Rate	23%	59%	152%	72%	104%	75%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.36	$8.25	$9.81	$9.45	$9.25	$7.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	0.04(1)	0.04(1)	0.24(1)(2)	0.13	0.15
Net realized and unrealized gain/(loss)	0.77	1.46	(0.96)	0.61	0.15	1.67
Total from Investment Operations	0.75	1.50	(0.92)	0.85	0.28	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.01)	(0.27)	(0.16)	(0.08)	—
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—	—
Total Dividends and Distributions	(0.08)	(0.39)	(0.64)	(0.49)	(0.08)	—
Net Asset Value, End of Period	$10.03	$9.36	$8.25	$9.81	$9.45	$9.25
Total Return*	8.19%	18.88%	(9.98)%	9.37%	2.99%	24.50%
Net Assets, End of Period (in thousands)	$513	$230	$306	$712	$1,644	$861
Average Net Assets for the Period (in thousands)	$353	$332	$566	$1,357	$1,331	$798
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.73%	3.41%	2.73%	2.44%	2.05%	4.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.51%	1.44%	1.39%	1.26%	1.43%	1.54%
Ratio of Net Investment Income/(Loss)	(0.46)%	0.47%	0.46%	2.49%(2)	0.63%	0.89%
Portfolio Turnover Rate	23%	59%	152%	72%	104%	75%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Asia Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

Janus Investment Fund	21

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $181,234 were transferred out of Level 3 to Level 1 since the current market for the securities with quoted prices are considered active.

22	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	23

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2017, the Fund has restricted cash in the amount of $24,001. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

24	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an

Janus Investment Fund	25

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased call options is $8,921.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period ended March 31, 2017, the average ending monthly market value amounts on written call options is $2,796.

Written option activity for the period ended March 31, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2016	273,221	$ 4,454
Options written	-	-
Options closed	-	-
Options expired	-	-
Options exercised	-	-
Options outstanding at March 31, 2017	273,221	$ 4,454

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2017

Currency Contracts
Asset Derivatives:
Unaffiliated investments, at value	$ 5,810	(a)

Liability Derivatives:
Options written, at value	$ 520

(a) Amounts relate to purchased options.
(b) Amounts relate to purchased options.

26	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (3)	(a)
Written options contracts	1,653

Total	$ 1,650
(a) Amounts relate to purchased options.
(b) Amounts relate to purchased options.

Please see the "Change in Unrealized Net Appreciation/Depreciation" section of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be

Janus Investment Fund	27

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2017, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2017, the Fund has available investment quota of $24,001. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

28	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$16,195	$—	$(16,195)	$—
Goldman Sachs International	5,810	(520)	—	5,290

Total	$22,005	$(520)	$(16,195)	$5,290

Janus Investment Fund	29

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$520	$(520)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the {Fund/Portfolio} does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

30	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $16,195 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2017 is $17,100, resulting in the net amount due to the counterparty of $905.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.92%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country Asia ex-Japan Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 1.06%.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to the Fund. Janus Singapore provides day-to-day management of the Fund’s portfolio operations. Janus Singapore is an indirect wholly-owned subsidiary of Janus Capital. Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee paid by the Fund (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Investment Fund	31

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.24% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 1.04%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to

32	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	33

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $442.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2017.

As of March 31, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	36%	-	%*
Class C Shares	89	2
Class D Shares	-	-
Class I Shares	91	42
Class S Shares	97	2
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $15,095 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

34	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Capital Loss Carryover Schedule
For the year ended September 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (675,588)	$ (300,554)	$ (976,142)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 19,670,041	$ 1,931,896	$ (444,280)	$ 1,487,616

6. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	6,574	$ 60,072	12,417	$ 104,455
Reinvested dividends and distributions	348	3,069	1,929	16,084
Shares repurchased	(7,380)	(70,843)	(29,367)	(245,789)
Net Increase/(Decrease)	(458)	$ (7,702)	(15,021)	$ (125,250)
Class C Shares:
Shares sold	91	$ 828	1,069	$ 9,613
Reinvested dividends and distributions	197	1,728	2,052	17,051
Shares repurchased	(4,287)	(40,407)	(2,390)	(19,613)
Net Increase/(Decrease)	(3,999)	$ (37,851)	731	$ 7,051
Class D Shares:
Shares sold	551,198	$5,290,806	135,524	$1,206,585
Reinvested dividends and distributions	7,791	69,185	28,471	238,587
Shares repurchased	(212,210)	(1,968,748)	(279,114)	(2,355,372)
Net Increase/(Decrease)	346,779	$3,391,243	(115,119)	$ (910,200)
Class I Shares:
Shares sold	671,737	$6,750,248	27,435	$ 219,281
Reinvested dividends and distributions	4,167	36,957	14,104	118,330
Shares repurchased	(39,129)	(369,455)	(56,353)	(476,901)
Net Increase/(Decrease)	636,775	$6,417,750	(14,814)	$ (139,290)
Class S Shares:
Shares sold	1,112	$ 10,000	-	$ -
Reinvested dividends and distributions	438	3,863	1,718	14,332
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	1,550	$ 13,863	1,718	$ 14,332
Class T Shares:
Shares sold	83,476	$ 786,900	238,960	$2,070,702
Reinvested dividends and distributions	507	4,453	2,486	20,557
Shares repurchased	(57,497)	(538,138)	(253,950)	(2,188,617)
Net Increase/(Decrease)	26,486	$ 253,215	(12,504)	$ (97,358)

Janus Investment Fund	35

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$12,875,325	$ 2,569,106	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the sub-advisory agreement between Janus Capital and Janus Singapore in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (“Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, both of which will take effect upon the consummation of the Merger. At that time, HIML will become the subadviser to the Fund and will replace Janus Singapore as subadviser to the Fund. Janus Capital will pay HIML a sub-advisory fee from its investment advisory fee for managing the Fund.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital,

36	MARCH 31, 2017

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Investment Fund	37

Janus Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Janus Asia Equity Fund

Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Janus Asia Equity Fund

Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

54	MARCH 31, 2017

Janus Asia Equity Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	55

Janus Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

56	MARCH 31, 2017

Janus Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	57

Janus Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Asia Equity Fund

Notes

NotesPage1

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Janus Asia Equity Fund

Notes

NotesPage2

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Janus Asia Equity Fund

Notes

NotesPage3

Janus Investment Fund	61

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93036 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Balanced Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Balanced Fund

Janus Balanced Fund (unaudited)

FUND SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

Janus Balanced Fund’s Class I Shares returned 7.87% for the six-month period ended March 31, 2017, compared with a 4.47% return by the Balanced Index, an internally calculated blended benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s secondary benchmark. During the period the S&P 500 Index returned 10.12%, while the Bloomberg Barclays U.S. Aggregate Bond Index fell -2.18%.

INVESTMENT ENVIRONMENT

U.S. equity markets swung from caution to optimism and delivered strong gains. Stocks began their rally after the election of Donald Trump in November and continued to climb in the early months of 2017 on expectations that the new administration would champion pro-growth initiatives. Several equity indices reached record highs during the period. Positive economic data also helped drive returns. Gains in nonfarm payrolls accelerated, average hourly wages registered their highest year-over-year increase since 2009, and a key U.S. manufacturing survey hit a recent high. Such signs of growth helped prompt the Federal Reserve (Fed) to raise its benchmark interest rate two times, once in December and again in March.

The strong equity rally began to wane in March, however. The Trump administration’s failure to pass a replacement for the Affordable Care Act (ACA) raised concerns that other anticipated reforms would not be successful. At the sector level, financials delivered the strongest performance, followed by technology and industrials. Energy, meanwhile, slipped as a result of a ramp-up in U.S. oil production toward the end of the period and a decrease in global crude prices.

Corporate credit spreads tightened early on amid high expectations for President Trump’s policy agenda. However, in the latter part of the period, corporate bonds, as well as Treasurys, were largely range-bound as market participants began reassessing the Trump reflation trade and the government’s ability to effectively implement reforms. Investment-grade and high-yield corporate spreads ultimately finished tighter, supported in part by decent company fundamentals and synchronous global growth. Rates rose across the Treasury curve with the yield on the 10-year note ending March at 2.39%, up from 1.59% in September.

PERFORMANCE DISCUSSION

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, outperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The Fund underperformed its primary benchmark, the S&P 500 Index, but outperformed its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The equity-to-fixed-income allocation ended the period with an equity weighting of approximately 64%, a fixed income weighting of approximately 36% and a small portion in cash. Our equity allocation may vary based on market conditions, and the current level reflects our view that on a risk-adjusted basis, equities present greater opportunity for returns in the present environment.

The Fund’s equity sleeve outperformed its benchmark, the S&P 500 Index. Outperformance was largely driven by our stock selection in the industrials sector. The sector as a whole benefited from a proposed increase in infrastructure spending by the Trump administration. Our significant underweight allocation in energy also proved beneficial as the sector struggled with volatility in crude oil prices near period end. Strong security selection in consumer staples further contributed to relative performance in the equity sleeve. Individual issuers Boeing, CSX and Microsoft were top performing stocks.

Janus Investment Fund	1

Janus Balanced Fund (unaudited)

Boeing was the largest contributor. The airplane manufacturer rose early in the period on optimism that defense spending will increase under the Trump administration: about 40% of Boeing’s business is geared toward the defense industry. Boeing also reported stronger-than-expected fourth quarter earnings. Additionally, global air traffic continues to grow, which means more wear and tear on jets and, as a result, the faster replacement of planes – providing a favorable backdrop for the company’s commercial airplane business. We like Boeing’s ability to generate free cash flow, which management often returns to shareholders, and appreciate the recent dividend increase.

CSX was another leading contributor to performance. The stock was up after an announcement that a new CEO with a history of improving operations at railroad companies was taking the helm at the company. We had long believed that CSX’s operating underperformance relative to other railroad companies made it rife for improvement, and believe better results will follow the new leadership. As CSX focuses on improving its service and reliability to customers, we believe it will continue to drive more shippers to use the railway instead of trucking services.

Microsoft was another key contributor. The tech giant reported strong earnings results for multiple consecutive quarters, thanks in large part to its cloud computing business, Azure. We are increasingly positive on the migration of companies to the cloud, and Microsoft is now the second-largest provider of cloud-based IT services. We also think the company has deftly managed the transition of its legacy software business from perpetual licenses that consumers must purchase to subscription-based licenses. The stock has been up as the market has come to appreciate how management has transformed itself from a legacy software company and how it is positioned for future growth. At the same time, Microsoft has been aggressive in reducing costs, buying back shares and paying dividends to shareholders.

Our security selection in financials did not keep pace with the broader sector during the quarter and weighed on relative results. Security selection in health care also detracted on a relative basis; the sector as a whole was challenged amid continued scrutiny over drug pricing practices and uncertainty around the effect of potential new fiscal policies. Our holdings in information technology held back relative performance, although this was largely due to our underweight allocation in the strong performing sector. On an individual basis, detractors were led by Mattel, Medtronic and Colony NorthStar.

Mattel was the largest individual detractor during the period. The stock was down after a pre-announced earnings miss on lower revenue, due in part to a slowdown in toy sales during the holidays. We continue to like the company, however. We believe Mattel is innovating some of its key toy brands and also believe the new CEO is a good fit to handle the channel disruption facing retailers as more sales move online.

Medtronic also weighed on results. The medical-device maker faced challenges early in the period after making downward revisions to earnings guidance. In addition, the company misanalysed the replacement cycle of cardiac rhythm management devices (such as pacemakers and defibrillators), and overseas sales declined. The stock regained ground on a decent fiscal third quarter earnings report, and revenues could improve further as patients eventually adopt new products, such as Medtronic’s automated insulin-delivery device for type 1 diabetes, approved by the Food and Drug Administration (FDA) in 2016.

Another detractor was Colony NorthStar, the result of a recent merger between global real estate and investment management firm Colony Capital and sister firms NorthStar Asset Management Group and NorthStar Realty Finance. We believe the merger complements Colony’s existing real estate business and will be very accretive to profits. Although the stock underperformed after management reduced guidance for 2017, we view this as a one-time reset. We believe there is substantial growth potential for the newly merged company.

The Fund’s fixed income sleeve outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. We maintained our opportunistic approach to corporate credit during the period. Our analysts continued to identify opportunities in bank loans, the lower rated tiers of investment grade and shorter dated issues within high yield. We adopted a defensive stance on rates, due to a stronger economic outlook coupled with an active Fed. While we added back duration in 2017 – as we anticipate growth and inflation to be muted compared with expectations in the days following the election of President Trump – we remain defensively positioned. Duration of the fixed income sleeve ended March at 96% of the benchmark.

Our corporate credit positioning drove relative outperformance. Within investment-grade, both our

2	MARCH 31, 2017

Janus Balanced Fund (unaudited)

overweight allocation and focus on short- and intermediate-dated issues proved beneficial. Our emphasis on owning securities in the lowest tier of investment-grade ratings aided relative results, as “riskier” assets performed well during the period. For similar reasons, an out-of-index allocation to high yield contributed positively to performance. Our focus on securities that can provide greater spread carry than the index also contributed on a relative basis. Carry is a measure of excess income generated by the Fund’s holdings.

At the credit sector level, banking and brokerage, asset managers and exchanges were among the leading relative contributors. Financials generally benefited from the prospect of a more relaxed regulatory environment under the Trump administration and rising interest rates, which bolster bank profitability. Security selection further contributed to outperformance in the banking sector, largely due to preferred exposure and bank hybrids, which behave akin to high-yield corporate credit. Within brokerage, asset managers and exchanges, our position in Neuberger Berman aided relative performance. The asset manager brought a new 10-year issue that highlighted the relative attractiveness of the company’s existing debt, and our longer dated position benefited from significant spread tightening. Our shorter dated holdings were called in the refinancing initiative. We continue to like the company’s conservative management team and its commitment to reducing leverage.

The technology sector was also accretive. Improving global growth and the anticipation of greater capital investment lifted the sector as a whole. A position in Seagate Technology also performed well and contributed to relative results. The issuer benefitted from an uptick in demand for personal computers and enterprise infrastructure during the period.

AT&T was another leading individual contributor on a relative basis, largely due to our duration underweight. The announcement of AT&T’s acquisition of media company Time Warner resulted in general spread widening in the name as investors anticipate the merger to come with a large debt issuance and a credit downgrade. The news had minimal impact on the front-end paper we own.

No corporate credit sector materially detracted from relative performance. At the individual issuer level, our exposure to Anheuser-Busch InBev weighed marginally on results, largely due to our duration positioning. We continue to like the name, believing the synergies gained from the multinational beverage and brewing company’s merger with SABMiller will be beneficial in driving earnings growth. We also appreciate the management team’s plans to delever and improve the balance sheet post-merger.

On an asset class level, U.S. Treasurys were the largest detractor. Our yield curve positioning hindered relative performance, although this was partially offset by our underweight allocation. Exposure to U.S. mortgage-backed securities (MBS) also weighed on relative results. Commercial mortgage-backed securities (CMBS) boosted performance. Our CMBS exposure is concentrated in securities in which our analysts can form a constructive fundamental view on the underlying assets. We allocate to higher quality, shorter duration positions that we believe can offer cash flow stability. Our out-of-index allocation to bank loans further supported results. The coupons on these floating-rate instruments will benefit from a tightening Fed and subsequently higher LIBOR rates. In the months ahead, we expect loans – which have a senior position in the capital structure – to offer stable and attractive risk-adjusted opportunities with lower volatility than the high-yield market.

OUTLOOK

In our view, U.S. equities remain well positioned. Despite historically high valuations, stocks continue to present stronger risk-adjusted opportunities relative to fixed income. As such, we intend to maintain our overweight allocation to equities as we move into the second quarter. Additionally, equities are set to benefit from both the strengthening U.S. economy and business-friendly fiscal initiatives. Although the recent failure of the ACA replacement plan has raised concerns about the Trump administration’s ability to execute on other areas of its policy agenda, we remain optimistic that some pro-business changes can be made. Given the possibility of future volatility, however, we remain focused on finding companies that can continue to grow earnings and free cash flow over the long term.

Continued improvement in the U.S. economy will afford the Fed the ability to tighten further in 2017. As the Fed seeks to normalize interest rates, we believe increases will be measured in order to avoid derailing economic growth. Shifting monetary policy may pressure front-end yields higher; however, attractive returns relative to other safe-haven debt should entice foreign buyers and keep Treasurys range-bound, particularly on the long end of the curve.

Janus Investment Fund	3

Janus Balanced Fund (unaudited)

Both investment-grade and high-yield corporate credit spreads have compressed through their 10-year averages, and demand remains robust. With rates set to rise, we are closely watching the ability for spreads to hold near current levels. Successful implementation of tax reforms, deregulation initiatives and infrastructure spending could bolster corporate fundamentals and support further spread tightening. However, we expect spreads to trade in a tighter band as investors await the next steps. Within the fixed income sleeve, our focus remains on higher quality business models, free-cash-flow generation potential and management teams committed to a sound balance sheet. In our view, responsible position sizing and security avoidance will be valuable tools in navigating the months ahead. Our objective is to participate in spread tightening while keeping capital preservation at the forefront.

Thank you for investing in the Janus Balanced Fund.

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Janus Balanced Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Boeing Co	1.37%	Mattel Inc	-0.12%
	CSX Corp	0.89%	Medtronic PLC	-0.11%
	Microsoft Corp	0.77%	Colony NorthStar Inc	-0.10%
	Apple Inc	0.68%	United Parcel Service Inc	-0.03%
	CME Group Inc	0.62%	Suncor Energy Inc	-0.02%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.49%	12.95%	10.16%
	Energy	0.74%	0.11%	7.17%
	Consumer Staples	0.70%	11.66%	9.47%
	Consumer Discretionary	0.68%	20.39%	12.26%
	Real Estate	0.43%	4.50%	2.86%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.31%	14.27%	14.35%
	Health Care	-0.22%	11.70%	13.93%
	Information Technology	-0.08%	19.62%	21.28%
	Other**	0.01%	1.09%	0.00%
	Utilities	0.12%	0.00%	3.15%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	5

Janus Balanced Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.2%
Boeing Co
Aerospace & Defense	2.8%
Mastercard Inc
Information Technology Services	2.7%
Altria Group Inc
Tobacco	2.4%
Amgen Inc
Biotechnology	2.3%
13.4%

Asset Allocation - (% of Net Assets)
Common Stocks	63.5%
Corporate Bonds	17.5%
Mortgage-Backed Securities	9.1%
United States Treasury Notes/Bonds	4.5%
Asset-Backed/Commercial Mortgage-Backed Securities	2.5%
Bank Loans and Mezzanine Loans	2.0%
Investment Companies	0.8%
Preferred Stocks	0.3%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

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Janus Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.69%	10.46%	7.92%	7.13%	9.50%	0.94%
Class A Shares at MOP	1.49%	4.11%	6.64%	6.50%	9.24%
Class C Shares at NAV	7.34%	9.70%	7.14%	6.35%	8.83%	1.67%
Class C Shares at CDSC	6.34%	8.70%	7.14%	6.35%	8.83%
Class D Shares(1)	7.80%	10.67%	8.16%	7.30%	9.58%	0.73%
Class I Shares	7.87%	10.77%	8.22%	7.23%	9.55%	0.67%
Class N Shares	7.88%	10.86%	8.05%	7.23%	9.55%	0.59%
Class R Shares	7.47%	10.00%	7.51%	6.68%	9.12%	1.34%
Class S Shares	7.60%	10.27%	7.77%	6.95%	9.34%	1.09%
Class T Shares	7.76%	10.54%	8.05%	7.23%	9.55%	0.84%
S&P 500 Index	10.12%	17.17%	13.30%	7.51%	9.50%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.18%	0.44%	2.34%	4.27%	5.51%
Balanced Index	4.47%	9.42%	8.39%	6.34%	7.98%
Morningstar Quartile - Class T Shares	-	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	354/853	196/720	29/563	18/198

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	7

Janus Balanced Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

8	MARCH 31, 2017

Janus Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,076.90	$4.87	$1,000.00	$1,020.24	$4.73	0.94%
Class C Shares	$1,000.00	$1,073.40	$8.32	$1,000.00	$1,016.90	$8.10	1.61%
Class D Shares	$1,000.00	$1,078.00	$3.78	$1,000.00	$1,021.29	$3.68	0.73%
Class I Shares	$1,000.00	$1,078.70	$3.42	$1,000.00	$1,021.64	$3.33	0.66%
Class N Shares	$1,000.00	$1,078.80	$3.01	$1,000.00	$1,022.04	$2.92	0.58%
Class R Shares	$1,000.00	$1,074.70	$6.88	$1,000.00	$1,018.30	$6.69	1.33%
Class S Shares	$1,000.00	$1,076.00	$5.59	$1,000.00	$1,019.55	$5.44	1.08%
Class T Shares	$1,000.00	$1,077.60	$4.30	$1,000.00	$1,020.79	$4.18	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	9

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$8,345,000	$8,532,469
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	3,848,000	3,849,248
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	5,730,000	5,807,383
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	5,659,000	5,796,338
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	34,080,000	33,380,096
Banc of America Commercial Mortgage Trust 2007-3, 5.7608%, 6/10/49‡	4,946,271	4,963,782
Capital Auto Receivables Asset Trust 2013-4, 3.8300%, 7/20/22 (144A)	3,489,000	3,526,779
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	15,531,631	15,403,486
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	3,786,436	3,831,253
Cosmopolitan Hotel Trust 2016-COSMO, 3.0120%, 11/15/33 (144A)‡	2,581,000	2,608,388
Cosmopolitan Hotel Trust 2016-COSMO, 4.4120%, 11/15/33 (144A)‡	3,369,000	3,423,673
Cosmopolitan Hotel Trust 2016-COSMO, 5.5620%, 11/15/33 (144A)‡	7,706,000	7,836,292
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	6,886,072	6,975,818
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	15,046,538	15,053,068
Fannie Mae Connecticut Avenue Securities, 5.8817%, 11/25/24‡	1,605,062	1,800,739
Fannie Mae Connecticut Avenue Securities, 4.9817%, 5/25/25‡	2,954,807	3,110,281
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	11,305,744	10,486,561
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	3,732,000	3,769,363
GS Mortgage Securities Corp II, 3.4357%, 12/10/27 (144A)‡	9,067,000	8,884,314
GS Mortgage Securities Corp Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	3,713,000	3,754,644
GSCCRE Commercial Mortgage Trust 2015-HULA, 5.3122%, 8/15/32 (144A)‡	7,508,000	7,550,153
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	1,629,000	1,647,839
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	2,491,000	2,499,157
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.5401%, 11/15/43 (144A)‡	4,424,000	4,490,990
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.6622%, 7/15/36 (144A)‡	2,493,000	2,508,564
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.4122%, 7/15/36 (144A)‡	7,936,000	8,025,163
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	5,266,000	5,109,508
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	2,745,042	2,742,977
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	1,750,386	1,751,276
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2531%, 9/15/45‡	4,526,755	4,616,138
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	2,790,000	2,755,549
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	2,370,000	2,327,551
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	10,630,000	10,756,327
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	5,664,000	5,776,065
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	6,009,000	6,089,668
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	10,292,000	10,469,506
Starwood Retail Property Trust 2014-STAR, 3.4122%, 11/15/27 (144A)‡	3,173,000	3,134,091
Starwood Retail Property Trust 2014-STAR, 4.1622%, 11/15/27 (144A)‡	9,697,000	9,286,678
Starwood Retail Property Trust 2014-STAR, 5.0622%, 11/15/27 (144A)‡	5,140,000	4,885,098
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	11,075,345	11,227,243
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	15,161,961	15,212,517
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.0531%, 2/15/51‡	10,670,119	10,707,021
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1316%, 5/15/46‡	3,503,121	3,515,275
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.6622%, 1/15/27 (144A)‡	2,999,000	2,934,634
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.1622%, 2/15/27 (144A)‡	5,786,000	5,894,014
Wells Fargo Commercial Mortgage Trust 2014-TISH, 4.1622%, 2/15/27 (144A)‡	1,499,000	1,516,050
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	18,162,415	18,246,761
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $320,196,455)		318,469,788
Bank Loans and Mezzanine Loans – 2.0%
Basic Industry – 0.1%
Axalta Coating Systems US Holdings Inc, 3.6468%, 2/1/23(a),‡	16,807,007	16,937,765
Communications – 0.8%
Charter Communications Operating LLC, 2.9900%, 7/1/20‡	5,275,193	5,286,904
Charter Communications Operating LLC, 2.9900%, 1/3/21‡	6,583,599	6,596,766

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Communications – (continued)
Charter Communications Operating LLC, 3.2322%, 1/15/24‡	$14,150,070	$14,211,057
Level 3 Financing Inc, 3.2272%, 2/22/24‡	34,025,000	34,067,531
Mission Broadcasting Inc, 3.9428%, 1/17/24(a),‡	1,085,517	1,093,995
Nexstar Broadcasting Inc, 3.9428%, 1/17/24(a),‡	11,502,099	11,591,930
Nielsen Finance LLC, 3.3544%, 10/4/23‡	12,481,656	12,539,571
Zayo Group LLC, 2.9761%, 1/19/21‡	994,000	998,264
Zayo Group LLC, 0%, 1/19/24(a),‡	4,116,161	4,130,444
Zayo Group LLC, 3.5000%, 1/19/24(a),‡	8,550,000	8,579,668
		99,096,130
Consumer Cyclical – 0.6%
Aramark Services Inc, 0%, 3/28/24(a),‡	12,691,000	12,754,455
Hilton Worldwide Finance LLC, 2.9815%, 10/25/23‡	27,615,883	27,807,261
Hilton Worldwide Finance LLC, 3.5000%, 10/25/23(a),‡	715,571	720,530
KFC Holding Co, 2.9761%, 6/16/23‡	27,871,359	27,993,436
Landry's Inc, 4.0389%, 10/4/23‡	13,225,200	13,323,985
		82,599,667
Consumer Non-Cyclical – 0.3%
HCA Inc, 3.2322%, 2/15/24‡	15,169,980	15,291,947
JBS USA LUX SA, 3.2889%, 10/30/22(a),‡	12,881,000	12,921,318
Quintiles IMS Inc, 3.0508%, 3/7/24‡	7,790,185	7,850,559
		36,063,824
Finance Companies – 0.1%
Avolon TLB Borrower 1 US LLC, 3.7283%, 3/21/22(a),‡	7,278,000	7,372,032
Technology – 0.1%
CommScope Inc, 3.4822%, 12/29/22‡	15,467,989	15,569,459
Total Bank Loans and Mezzanine Loans (cost $257,352,554)		257,638,877
Corporate Bonds – 17.5%
Asset-Backed Securities – 0.1%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	11,961,000	11,932,235
Banking – 2.7%
Ally Financial Inc, 3.2500%, 11/5/18	6,034,000	6,075,514
Ally Financial Inc, 8.0000%, 12/31/18	2,458,000	2,654,640
Bank of America Corp, 5.7000%, 5/2/17	7,349,000	7,373,178
Bank of America Corp, 2.5030%, 10/21/22	26,409,000	25,721,811
Bank of America Corp, 4.1830%, 11/25/27	25,022,000	25,111,354
Citigroup Inc, 2.4846%, 9/1/23‡	12,962,000	13,328,825
Citigroup Inc, 3.8870%, 1/10/28‡	12,739,000	12,794,389
Citizens Financial Group Inc, 3.7500%, 7/1/24	3,710,000	3,629,812
Citizens Financial Group Inc, 4.3500%, 8/1/25	2,547,000	2,607,018
Citizens Financial Group Inc, 4.3000%, 12/3/25	14,237,000	14,672,254
Credit Suisse AG/New York NY, 1.3750%, 5/26/17	15,877,000	15,879,493
Discover Financial Services, 3.9500%, 11/6/24	6,803,000	6,812,824
Discover Financial Services, 3.7500%, 3/4/25	9,272,000	9,095,137
First Republic Bank/CA, 4.6250%, 2/13/47	4,720,000	4,698,708
Goldman Sachs Capital I, 6.3450%, 2/15/34	15,211,000	18,233,715
Goldman Sachs Group Inc, 3.0000%, 4/26/22	16,489,000	16,505,571
Goldman Sachs Group Inc, 3.7500%, 2/25/26	8,893,000	8,949,168
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	6,701,000	6,303,329
JPMorgan Chase & Co, 2.2950%, 8/15/21	17,126,000	16,946,417
JPMorgan Chase & Co, 3.3750%, 5/1/23	17,645,000	17,671,467
JPMorgan Chase & Co, 3.8750%, 9/10/24	4,098,000	4,153,298
Morgan Stanley, 5.5500%, 4/27/17	4,243,000	4,254,299
Morgan Stanley, 2.6250%, 11/17/21	12,858,000	12,756,165
Morgan Stanley, 3.9500%, 4/23/27	9,413,000	9,320,310
Santander UK PLC, 5.0000%, 11/7/23 (144A)	15,924,000	16,592,171
SVB Financial Group, 5.3750%, 9/15/20	11,476,000	12,418,535
Synchrony Financial, 3.0000%, 8/15/19	5,071,000	5,149,631
Synchrony Financial, 4.5000%, 7/23/25	10,793,000	11,075,205

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
UBS AG, 4.7500%, 5/22/23‡	$8,163,000	$8,346,667
US Bancorp, 2.3750%, 7/22/26	12,335,000	11,534,212
Wells Fargo & Co, 2.1000%, 5/8/17	4,078,000	4,080,952
Wells Fargo & Co, 3.0000%, 4/22/26	4,208,000	4,029,446
Wells Fargo & Co, 5.8750%µ	7,652,000	8,248,412
		347,023,927
Basic Industry – 0.6%
ArcelorMittal, 7.0000%, 2/25/22‡	839,000	954,262
Ashland LLC, 3.8750%, 4/15/18	4,918,000	4,991,770
CF Industries Inc, 6.8750%, 5/1/18	1,550,000	1,615,875
CF Industries Inc, 4.5000%, 12/1/26 (144A)	12,886,000	13,088,310
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	19,032,000	19,341,061
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	9,670,000	9,875,526
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	9,636,000	10,054,549
Steel Dynamics Inc, 5.0000%, 12/15/26 (144A)	1,105,000	1,118,813
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	9,059,000	10,451,821
		71,491,987
Brokerage – 1.3%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	4,956,000	5,033,735
CBOE Holdings Inc, 3.6500%, 1/12/27	9,585,000	9,635,245
Charles Schwab Corp, 3.0000%, 3/10/25	3,863,000	3,818,483
Charles Schwab Corp, 4.6250%µ	8,827,000	8,694,595
Charles Schwab Corp, 7.0000%µ	10,665,000	12,131,437
E*TRADE Financial Corp, 5.3750%, 11/15/22	12,768,000	13,374,378
E*TRADE Financial Corp, 4.6250%, 9/15/23	17,066,000	17,484,117
Intercontinental Exchange Inc, 3.7500%, 12/1/25	8,245,000	8,515,032
Lazard Group LLC, 4.2500%, 11/14/20	12,785,000	13,444,834
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	14,540,000	14,967,185
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	13,417,000	11,997,978
Raymond James Financial Inc, 5.6250%, 4/1/24	29,074,000	32,701,243
Raymond James Financial Inc, 3.6250%, 9/15/26	2,879,000	2,834,036
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	4,108,000	4,652,906
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	6,416,000	6,494,461
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	7,318,000	7,503,182
		173,282,847
Capital Goods – 0.7%
Arconic Inc, 5.1250%, 10/1/24	1,163,000	1,201,379
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	1,819,000	1,836,644
Ball Corp, 4.3750%, 12/15/20	6,505,000	6,813,987
CNH Industrial Capital LLC, 3.6250%, 4/15/18	7,037,000	7,116,166
General Electric Co, 5.0000%µ	12,148,000	12,800,955
Martin Marietta Materials Inc, 4.2500%, 7/2/24	6,362,000	6,568,918
Masco Corp, 3.5000%, 4/1/21	6,269,000	6,379,397
Masco Corp, 4.3750%, 4/1/26	1,050,000	1,091,171
Owens Corning, 4.2000%, 12/1/24	5,859,000	6,035,813
Owens Corning, 3.4000%, 8/15/26	2,816,000	2,726,755
Rockwell Collins Inc, 3.2000%, 3/15/24	5,614,000	5,601,784
Rockwell Collins Inc, 3.5000%, 3/15/27	9,598,000	9,601,004
Vulcan Materials Co, 7.0000%, 6/15/18	7,571,000	8,013,480
Vulcan Materials Co, 7.5000%, 6/15/21	4,284,000	5,014,598
Vulcan Materials Co, 4.5000%, 4/1/25	12,273,000	12,906,078
		93,708,129
Communications – 1.8%
American Tower Corp, 3.3000%, 2/15/21	10,024,000	10,163,805
American Tower Corp, 3.4500%, 9/15/21	1,037,000	1,055,594
American Tower Corp, 3.5000%, 1/31/23	1,839,000	1,849,631

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2017

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
American Tower Corp, 4.4000%, 2/15/26	$6,568,000	$6,793,775
American Tower Corp, 3.3750%, 10/15/26	12,130,000	11,563,966
AT&T Inc, 3.4000%, 5/15/25	1,969,000	1,905,244
AT&T Inc, 4.2500%, 3/1/27	9,290,000	9,425,169
AT&T Inc, 5.4500%, 3/1/47	9,496,000	9,668,533
BellSouth LLC, 4.4000%, 4/26/17 (144A)	49,183,000	49,285,301
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	9,355,000	9,612,262
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.9080%, 7/23/25	15,043,000	15,884,325
Comcast Corp, 2.3500%, 1/15/27	6,041,000	5,532,674
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	12,620,000	12,208,272
Crown Castle International Corp, 4.8750%, 4/15/22	15,660,000	16,843,489
Crown Castle International Corp, 5.2500%, 1/15/23	8,180,000	8,925,198
Crown Castle International Corp, 4.0000%, 3/1/27	5,624,000	5,670,702
SBA Tower Trust, 2.9330%, 12/11/17 (144A)	6,085,000	6,088,085
Time Warner Cable LLC, 5.8500%, 5/1/17	8,955,000	8,982,510
UBM PLC, 5.7500%, 11/3/20 (144A)	12,530,000	13,166,411
Verizon Communications Inc, 2.9460%, 3/15/22 (144A)	4,000,000	3,982,496
Verizon Communications Inc, 2.6250%, 8/15/26	23,125,000	21,114,119
Verizon Communications Inc, 4.1250%, 8/15/46	5,079,000	4,381,196
		234,102,757
Consumer Cyclical – 1.3%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	13,355,000	13,672,181
Brinker International Inc, 3.8750%, 5/15/23	2,316,000	2,191,515
CVS Health Corp, 2.8000%, 7/20/20	19,942,000	20,273,655
CVS Health Corp, 4.7500%, 12/1/22	4,980,000	5,405,875
CVS Health Corp, 5.0000%, 12/1/24	6,656,000	7,282,170
DR Horton Inc, 4.7500%, 5/15/17	3,949,000	3,962,099
DR Horton Inc, 3.7500%, 3/1/19	8,771,000	8,988,100
DR Horton Inc, 4.0000%, 2/15/20	1,683,000	1,750,833
Ford Motor Co, 4.3460%, 12/8/26	12,707,000	12,937,581
Ford Motor Credit Co LLC, 3.0000%, 6/12/17	2,254,000	2,260,379
General Motors Co, 4.8750%, 10/2/23	9,492,000	10,125,714
General Motors Financial Co Inc, 3.7000%, 5/9/23	4,255,000	4,287,010
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	16,471,000	16,244,524
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	2,365,000	2,376,825
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	1,880,000	1,858,850
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	6,204,000	6,498,690
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	5,045,000	5,196,350
MDC Holdings Inc, 5.5000%, 1/15/24	9,622,000	9,910,660
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	5,593,000	5,900,615
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	3,917,000	3,970,859
Toll Brothers Finance Corp, 4.0000%, 12/31/18	3,478,000	3,564,950
Toll Brothers Finance Corp, 5.8750%, 2/15/22	3,172,000	3,441,620
Toll Brothers Finance Corp, 4.3750%, 4/15/23	1,817,000	1,838,586
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	3,197,000	3,200,469
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	2,027,000	2,023,917
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	8,250,000	8,042,306
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	1,417,000	1,409,343
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	2,645,000	2,754,106
		171,369,782
Consumer Non-Cyclical – 2.6%
Actavis Funding SCS, 3.0000%, 3/12/20	16,591,000	16,863,457
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	3,450,000	3,475,634
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	15,819,000	16,098,205
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	28,828,000	29,147,991
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	8,091,000	8,736,168
Becton Dickinson and Co, 1.8000%, 12/15/17	8,628,000	8,634,497

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Constellation Brands Inc, 4.7500%, 12/1/25	$1,385,000	$1,491,754
Constellation Brands Inc, 3.7000%, 12/6/26	9,295,000	9,284,562
Constellation Brands, Inc., 4.2500%, 5/1/23	11,988,000	12,633,362
Danone SA, 2.0770%, 11/2/21 (144A)	13,029,000	12,677,986
Danone SA, 2.5890%, 11/2/23 (144A)	7,856,000	7,600,916
Express Scripts Holding Co, 3.5000%, 6/15/24	4,827,000	4,753,861
Express Scripts Holding Co, 4.5000%, 2/25/26	8,981,000	9,211,434
Express Scripts Holding Co, 3.4000%, 3/1/27	3,242,000	3,053,121
HCA Inc, 3.7500%, 3/15/19	6,411,000	6,555,247
HCA Inc, 5.8750%, 5/1/23	3,207,000	3,463,560
HCA Inc, 5.0000%, 3/15/24	2,588,000	2,714,165
HCA Inc, 5.3750%, 2/1/25	5,545,000	5,766,800
HCA Inc, 5.8750%, 2/15/26	6,924,000	7,310,982
Kraft Heinz Foods Co, 2.8000%, 7/2/20	7,851,000	7,955,960
Kraft Heinz Foods Co, 3.5000%, 7/15/22	6,704,000	6,849,081
Kraft Heinz Foods Co, 3.0000%, 6/1/26	4,523,000	4,250,005
Life Technologies Corp, 6.0000%, 3/1/20	7,723,000	8,460,052
Molson Coors Brewing Co, 3.0000%, 7/15/26	16,201,000	15,404,429
Molson Coors Brewing Co, 4.2000%, 7/15/46	3,884,000	3,635,929
Newell Brands Inc, 3.1500%, 4/1/21	3,421,000	3,499,618
Newell Brands Inc, 3.8500%, 4/1/23	3,241,000	3,354,597
Newell Brands Inc, 5.0000%, 11/15/23	6,492,000	6,956,970
Newell Brands Inc, 4.2000%, 4/1/26	15,276,000	15,896,832
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	7,635,000	7,476,856
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	10,297,000	9,989,264
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	10,357,000	9,889,506
Sysco Corp, 2.5000%, 7/15/21	2,615,000	2,606,012
Sysco Corp, 3.3000%, 7/15/26	6,567,000	6,431,785
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	13,871,000	12,780,934
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	10,975,000	11,276,812
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	8,758,000	8,998,845
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	18,557,000	18,706,477
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	6,014,000	6,217,796
		340,111,462
Electric – 0.5%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	1,448,000	1,404,724
Dominion Resources Inc/VA, 2.8500%, 8/15/26	2,002,000	1,869,193
Duke Energy Corp, 1.8000%, 9/1/21	3,880,000	3,747,448
Duke Energy Corp, 2.6500%, 9/1/26	6,062,000	5,625,172
IPALCO Enterprises Inc, 5.0000%, 5/1/18	5,576,000	5,729,340
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	10,283,000	11,112,643
Southern Co, 2.3500%, 7/1/21	11,780,000	11,565,321
Southern Co, 2.9500%, 7/1/23	8,432,000	8,206,554
Southern Co, 3.2500%, 7/1/26	11,841,000	11,294,988
		60,555,383
Energy – 1.9%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	1,721,000	1,840,881
Antero Resources Corp, 5.3750%, 11/1/21	12,854,000	13,202,215
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	2,323,000	2,333,714
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	4,130,000	4,265,220
Cenovus Energy Inc, 5.7000%, 10/15/19	260,000	280,608
Cimarex Energy Co, 5.8750%, 5/1/22	7,642,000	7,877,175
Cimarex Energy Co, 4.3750%, 6/1/24	2,876,000	2,987,284
ConocoPhillips Co, 4.2000%, 3/15/21	7,925,000	8,449,611
ConocoPhillips Co, 4.9500%, 3/15/26	9,949,000	11,041,579
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	1,963,000	2,051,335
Enbridge Energy Partners LP, 5.8750%, 10/15/25	6,080,000	6,795,318
Energy Transfer Equity LP, 5.8750%, 1/15/24	6,650,000	7,065,625
Energy Transfer Equity LP, 5.5000%, 6/1/27	4,928,000	5,149,760

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2017

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Energy Transfer Partners LP, 4.1500%, 10/1/20	$5,864,000	$6,088,445
Energy Transfer Partners LP, 4.7500%, 1/15/26	2,688,000	2,765,936
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	20,281,000	21,082,688
Hess Corp, 4.3000%, 4/1/27	5,335,000	5,252,841
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	5,639,000	5,882,971
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	5,376,000	5,762,400
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	5,747,000	5,870,658
Kinder Morgan Energy Partners LP, 5.0000%, 8/15/42	11,229,000	10,594,292
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	559,000	623,961
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,946,000	8,566,034
MPLX LP, 4.5000%, 7/15/23	2,495,000	2,594,506
Oceaneering International Inc, 4.6500%, 11/15/24	12,491,000	12,492,711
Phillips 66 Partners LP, 3.6050%, 2/15/25	6,430,000	6,261,039
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	7,428,000	8,167,012
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	11,511,000	12,021,559
SM Energy Co, 6.5000%, 11/15/21	6,033,000	6,183,825
SM Energy Co, 6.5000%, 1/1/23	2,130,000	2,161,950
Spectra Energy Partners LP, 4.7500%, 3/15/24	6,931,000	7,338,245
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	3,368,000	3,515,350
Western Gas Partners LP, 5.3750%, 6/1/21	14,912,000	16,023,913
Western Gas Partners LP, 4.0000%, 7/1/22	5,142,000	5,279,898
Williams Cos Inc, 3.7000%, 1/15/23	3,539,000	3,477,068
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	9,575,000	9,863,016
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	5,180,000	5,327,568
		246,538,211
Finance Companies – 0.4%
CIT Group Inc, 4.2500%, 8/15/17	23,809,000	24,017,329
CIT Group Inc, 5.0000%, 5/15/18 (144A)	2,381,000	2,397,072
CIT Group Inc, 5.5000%, 2/15/19 (144A)	7,009,000	7,368,211
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	3,895,000	4,050,800
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	10,601,000	11,025,040
		48,858,452
Financial Institutions – 0.5%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	12,693,000	13,236,057
Kennedy-Wilson Inc, 5.8750%, 4/1/24	21,585,000	22,124,625
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	22,483,000	22,537,836
		57,898,518
Industrial – 0%
Cintas Corp No 2, 4.3000%, 6/1/21	5,399,000	5,748,817
Insurance – 0.5%
Aetna Inc, 2.8000%, 6/15/23	5,251,000	5,207,107
Berkshire Hathaway Inc, 3.1250%, 3/15/26	1,948,000	1,945,931
Centene Corp, 4.7500%, 5/15/22	761,000	781,928
Centene Corp, 6.1250%, 2/15/24	1,866,000	2,003,618
Centene Corp, 4.7500%, 1/15/25	2,236,000	2,248,589
Cigna Corp, 3.2500%, 4/15/25	25,812,000	25,511,781
CNO Financial Group Inc, 4.5000%, 5/30/20	2,129,000	2,198,193
WellCare Health Plans Inc, 5.2500%, 4/1/25	18,326,000	18,898,687
		58,795,834
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,517,000	5,533,496
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	15,774,000	16,757,398
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	8,547,000	8,816,966
Post Apartment Homes LP, 4.7500%, 10/15/17	7,305,000	7,366,223
Senior Housing Properties Trust, 6.7500%, 4/15/20	3,575,000	3,878,614
Senior Housing Properties Trust, 6.7500%, 12/15/21	3,969,000	4,414,921
SL Green Realty Corp, 5.0000%, 8/15/18	8,525,000	8,813,085

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Real Estate Investment Trusts (REITs) – (continued)
SL Green Realty Corp, 7.7500%, 3/15/20	$16,744,000	$18,800,950
		74,381,653
Technology – 1.8%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	8,758,000	8,820,646
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	22,482,000	22,623,727
Cadence Design Systems Inc, 4.3750%, 10/15/24	19,933,000	19,991,344
Fidelity National Information Services Inc, 3.6250%, 10/15/20	5,958,000	6,190,559
Fidelity National Information Services Inc, 4.5000%, 10/15/22†	7,755,000	8,274,663
Fidelity National Information Services Inc, 3.0000%, 8/15/26	9,981,000	9,402,990
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	3,750,000	3,895,313
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	2,942,000	3,052,325
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	10,904,000	11,149,340
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	6,313,000	6,683,889
Seagate HDD Cayman, 4.7500%, 1/1/25	9,966,000	9,760,451
Seagate HDD Cayman, 4.8750%, 6/1/27	3,251,000	3,043,232
Seagate HDD Cayman, 5.7500%, 12/1/34	3,076,000	2,783,780
Total System Services Inc, 3.8000%, 4/1/21	6,373,000	6,590,045
Total System Services Inc, 4.8000%, 4/1/26	17,787,000	19,144,628
Trimble Inc, 4.7500%, 12/1/24	22,047,000	22,815,603
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	30,462,000	30,383,399
Verisk Analytics Inc, 4.8750%, 1/15/19	7,270,000	7,594,075
Verisk Analytics Inc, 5.8000%, 5/1/21	12,291,000	13,613,585
Verisk Analytics Inc, 4.1250%, 9/12/22	7,085,000	7,384,086
Verisk Analytics Inc, 5.5000%, 6/15/45	8,346,000	9,061,060
		232,258,740
Transportation – 0.2%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	12,041,000	12,227,611
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	7,760,000	7,803,301
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.8750%, 7/11/22 (144A)	1,197,000	1,292,025
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	6,588,000	6,862,588
		28,185,525
Total Corporate Bonds (cost $2,224,829,443)		2,256,244,259
Mortgage-Backed Securities – 9.1%
Fannie Mae Pool:
4.0000%, 9/1/29	4,046,421	4,286,782
4.0000%, 4/1/34	4,665,164	4,938,302
6.0000%, 10/1/35	3,272,347	3,714,637
6.0000%, 12/1/35	3,608,350	4,102,146
6.0000%, 2/1/37	647,565	752,471
6.0000%, 9/1/37	1,874,831	1,979,144
6.0000%, 10/1/38	2,368,504	2,677,414
7.0000%, 2/1/39	996,648	1,174,879
5.5000%, 12/1/39	5,252,168	5,864,360
5.5000%, 3/1/40	4,287,208	4,854,691
5.5000%, 4/1/40	10,976,056	12,229,340
5.0000%, 10/1/40	1,958,875	2,180,949
5.5000%, 2/1/41	2,405,113	2,723,418
5.0000%, 5/1/41	5,337,317	5,840,766
5.5000%, 5/1/41	3,603,643	4,017,516
5.5000%, 6/1/41	5,948,550	6,627,358
5.5000%, 6/1/41	5,198,641	5,876,837
5.5000%, 7/1/41	593,068	660,183
4.5000%, 8/1/41	3,953,332	4,256,492
5.5000%, 12/1/41	5,129,345	5,729,365
4.0000%, 2/1/42	7,964,360	8,441,082
5.5000%, 2/1/42	21,030,231	23,417,296
4.0000%, 6/1/42	7,588,542	8,028,422
4.5000%, 6/1/42	1,497,940	1,619,612

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	MARCH 31, 2017

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 7/1/42	$1,408,356	$1,489,576
4.0000%, 8/1/42	3,402,015	3,599,185
4.0000%, 9/1/42	6,726,827	7,118,510
4.0000%, 9/1/42	4,224,974	4,467,415
4.0000%, 11/1/42	5,343,817	5,653,793
4.5000%, 11/1/42	2,487,294	2,690,846
4.0000%, 12/1/42	3,794,319	4,017,221
3.5000%, 1/1/43	9,026,574	9,262,052
3.5000%, 2/1/43	20,031,552	20,558,266
3.5000%, 2/1/43	18,776,300	19,270,612
4.5000%, 3/1/43	7,465,279	8,169,708
4.0000%, 5/1/43	11,463,235	12,126,815
4.0000%, 8/1/43	13,626,135	14,417,438
4.0000%, 9/1/43	3,331,840	3,525,833
3.5000%, 1/1/44	16,243,794	16,773,580
3.5000%, 1/1/44	7,215,897	7,450,866
4.0000%, 2/1/44	9,040,203	9,562,088
3.5000%, 4/1/44	8,183,301	8,432,955
4.5000%, 5/1/44	877,809	955,716
5.5000%, 5/1/44	4,842,119	5,394,555
4.0000%, 6/1/44	11,190,866	11,841,168
4.0000%, 7/1/44	20,758,069	22,063,541
5.0000%, 7/1/44	12,121,607	13,546,710
4.0000%, 8/1/44	13,259,415	14,092,702
4.0000%, 8/1/44	5,065,915	5,384,781
4.5000%, 8/1/44	13,669,935	14,878,839
4.5000%, 10/1/44	59,929,032	65,209,078
4.5000%, 10/1/44	10,383,414	11,295,521
4.5000%, 10/1/44	5,870,293	6,368,849
3.5000%, 2/1/45	16,659,200	17,097,549
4.5000%, 3/1/45	10,134,672	10,996,378
4.0000%, 5/1/45	7,944,102	8,444,010
4.5000%, 5/1/45	8,783,092	9,552,017
4.5000%, 5/1/45	5,720,167	6,243,625
4.5000%, 6/1/45	5,365,508	5,843,927
4.5000%, 9/1/45	3,534,568	3,836,043
4.0000%, 10/1/45	17,790,864	18,828,584
4.5000%, 10/1/45	11,793,295	12,890,927
3.5000%, 12/1/45	5,232,475	5,389,906
4.0000%, 12/1/45	7,275,152	7,731,567
3.5000%, 1/1/46	14,007,353	14,430,182
3.5000%, 1/1/46	11,940,549	12,301,366
4.0000%, 1/1/46	3,410,798	3,616,005
4.5000%, 2/1/46	16,014,746	17,418,341
4.5000%, 2/1/46	6,707,520	7,290,257
4.0000%, 4/1/46	9,174,347	9,723,366
4.5000%, 4/1/46	8,659,855	9,477,928
4.0000%, 5/1/46	10,932,274	11,592,795
4.0000%, 6/1/46	3,732,718	3,958,397
3.5000%, 7/1/46	9,506,725	9,794,245
3.5000%, 7/1/46	9,496,521	9,758,569
4.5000%, 7/1/46	13,368,728	14,530,182
4.5000%, 7/1/46	7,003,868	7,629,077
4.5000%, 7/1/46	6,815,794	7,366,051
3.5000%, 8/1/46	5,830,201	5,977,488
4.5000%, 9/1/46	1,597,981	1,741,787
4.0000%, 10/1/46	6,092,492	6,443,082
4.0000%, 11/1/46	3,345,402	3,557,095
4.5000%, 11/1/46	5,722,209	6,237,365

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 11/1/46	$2,201,700	$2,386,321
4.5000%, 12/1/46	5,745,778	6,203,294
4.0000%, 1/1/47	3,893,548	4,151,689
4.0000%, 2/1/47	8,523,824	9,043,251
4.5000%, 2/1/47	9,642,798	10,434,715
3.5000%, 5/1/56	21,555,383	21,972,923
		779,501,985
Freddie Mac Gold Pool:
3.5000%, 7/1/29	5,023,483	5,242,299
8.0000%, 4/1/32	1,274,350	1,575,967
5.5000%, 10/1/36	2,110,986	2,394,765
6.0000%, 4/1/40	11,004,215	12,806,015
5.5000%, 5/1/41	4,871,013	5,404,918
5.5000%, 8/1/41	10,652,649	12,231,944
5.5000%, 8/1/41	7,165,065	8,134,856
5.5000%, 9/1/41	1,598,189	1,773,486
5.0000%, 3/1/42	5,181,691	5,746,133
3.5000%, 2/1/44	6,525,290	6,692,711
4.5000%, 5/1/44	6,147,037	6,664,135
5.0000%, 7/1/44	4,599,131	5,083,799
4.0000%, 8/1/44	4,155,045	4,403,034
4.5000%, 9/1/44	20,062,844	21,870,783
4.5000%, 6/1/45	8,797,408	9,593,001
4.5000%, 2/1/46	9,948,816	10,850,380
4.5000%, 2/1/46	6,179,464	6,723,510
4.5000%, 6/1/46	14,307,796	15,433,790
3.5000%, 7/1/46	18,964,098	19,531,717
		162,157,243
Ginnie Mae I Pool:
5.1000%, 1/15/32	4,724,766	5,391,102
7.5000%, 8/15/33	4,528,480	5,295,765
4.9000%, 10/15/34	5,156,133	5,865,756
5.5000%, 9/15/35	544,491	625,355
5.5000%, 8/15/39	9,782,692	11,347,124
5.5000%, 8/15/39	3,222,986	3,740,773
5.0000%, 10/15/39	2,053,539	2,269,265
5.5000%, 10/15/39	3,753,044	4,341,136
5.0000%, 11/15/39	3,343,800	3,675,901
5.0000%, 1/15/40	1,125,293	1,237,209
5.0000%, 5/15/40	1,227,311	1,365,148
5.0000%, 5/15/40	508,321	566,600
5.0000%, 7/15/40	3,565,775	3,921,015
5.0000%, 7/15/40	989,371	1,088,023
5.0000%, 2/15/41	3,689,285	4,069,536
5.0000%, 4/15/41	1,501,325	1,651,326
4.5000%, 5/15/41	7,133,160	7,957,229
5.0000%, 5/15/41	1,400,939	1,558,950
4.5000%, 7/15/41	3,461,316	3,884,153
4.5000%, 7/15/41	1,118,205	1,216,840
4.5000%, 8/15/41	9,795,669	10,691,896
5.0000%, 9/15/41	955,759	1,070,455
5.0000%, 11/15/43	6,786,409	7,629,090
4.5000%, 5/15/44	4,433,340	4,804,928
5.0000%, 6/15/44	6,749,603	7,540,407
5.0000%, 6/15/44	2,237,167	2,494,280
5.0000%, 7/15/44	2,680,545	2,987,662
4.0000%, 1/15/45	21,493,061	22,843,255
4.0000%, 4/15/45	3,586,927	3,873,350
4.0000%, 7/15/46	13,761,730	14,829,222

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	MARCH 31, 2017

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.5000%, 8/15/46	$23,964,237	$25,935,650
		175,768,401
Ginnie Mae II Pool:
6.0000%, 11/20/34	2,153,958	2,487,474
6.0000%, 1/20/39	911,430	1,033,009
7.0000%, 5/20/39	484,692	574,911
4.5000%, 10/20/41	6,114,496	6,534,887
6.0000%, 12/20/41	991,008	1,130,256
5.5000%, 1/20/42	2,098,178	2,313,919
6.0000%, 1/20/42	1,044,834	1,195,692
6.0000%, 2/20/42	839,096	963,730
6.0000%, 3/20/42	748,792	856,948
6.0000%, 4/20/42	2,828,059	3,244,278
3.5000%, 5/20/42	2,479,541	2,582,106
5.5000%, 5/20/42	2,964,091	3,281,912
6.0000%, 5/20/42	1,211,669	1,366,706
5.5000%, 7/20/42	3,774,874	4,170,769
6.0000%, 7/20/42	757,487	848,987
6.0000%, 8/20/42	869,378	1,000,758
6.0000%, 9/20/42	1,780,454	2,018,939
6.0000%, 11/20/42	742,325	849,593
6.0000%, 2/20/43	1,125,215	1,287,127
3.5000%, 9/20/44	7,152,551	7,448,980
5.0000%, 12/20/44	3,806,690	4,272,635
5.0000%, 9/20/45	2,756,488	3,102,275
4.0000%, 10/20/45	8,925,394	9,570,606
		62,136,497
Total Mortgage-Backed Securities (cost $1,186,622,536)		1,179,564,126
United States Treasury Notes/Bonds – 4.5%
1.1250%, 2/28/19	18,093,000	18,050,590
1.0000%, 11/15/19	7,931,000	7,842,704
1.2500%, 10/31/21	48,040,000	46,690,749
1.8750%, 2/28/22	3,981,000	3,971,979
2.1250%, 2/29/24	47,708,000	47,439,642
2.0000%, 11/15/26	124,997,000	120,719,728
2.2500%, 2/15/27	42,264,000	41,719,175
2.2500%, 8/15/46	120,657,000	102,077,753
2.8750%, 11/15/46	193,743,000	188,027,618
Total United States Treasury Notes/Bonds (cost $571,276,285)		576,539,938
Common Stocks – 63.5%
Aerospace & Defense – 4.9%
Boeing Co	.2,038,351	360,502,758
General Dynamics Corp	709,595	132,836,184
Northrop Grumman Corp	578,138	137,504,342
		630,843,284
Air Freight & Logistics – 0.7%
United Parcel Service Inc	794,316	85,230,107
Automobiles – 1.6%
General Motors Co	5,720,942	202,292,509
Banks – 1.2%
US Bancorp	3,017,021	155,376,581
Biotechnology – 3.0%
AbbVie Inc	1,265,320	82,448,251
Amgen Inc†	1,844,893	302,691,595
		385,139,846
Capital Markets – 5.5%
Blackstone Group LP	5,409,906	160,674,208
CME Group Inc	1,988,347	236,215,624

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
Morgan Stanley	.3,849,667	$164,919,734
TD Ameritrade Holding Corp	3,847,939	149,530,910
		711,340,476
Chemicals – 2.1%
LyondellBasell Industries NV	2,934,869	267,630,704
Construction Materials – 0.3%
Vulcan Materials Co	317,651	38,270,592
Consumer Finance – 1.5%
Synchrony Financial	5,719,157	196,167,085
Equity Real Estate Investment Trusts (REITs) – 2.4%
Colony NorthStar Inc	5,825,321	75,204,894
Colony Starwood Homes	1,511,183	51,304,663
Crown Castle International Corp	623,474	58,887,119
MGM Growth Properties LLC	1,467,527	39,696,605
Outfront Media Inc	3,120,700	82,854,585
		307,947,866
Food & Staples Retailing – 3.0%
Costco Wholesale Corp	1,448,544	242,906,343
Kroger Co	2,520,141	74,318,958
Sysco Corp	1,417,529	73,598,106
		390,823,407
Food Products – 0.7%
Hershey Co	857,933	93,729,180
Health Care Equipment & Supplies – 1.4%
Medtronic PLC	2,188,157	176,277,928
Health Care Providers & Services – 0.8%
Aetna Inc	836,496	106,695,065
Hotels, Restaurants & Leisure – 2.4%
McDonald's Corp	352,026	45,626,090
Norwegian Cruise Line Holdings Ltd*	1,676,163	85,031,749
Six Flags Entertainment Corp	1,102,177	65,568,510
Starbucks Corp	1,909,211	111,478,830
		307,705,179
Household Products – 0.9%
Kimberly-Clark Corp	892,047	117,420,147
Industrial Conglomerates – 1.6%
Honeywell International Inc	1,670,488	208,593,837
Information Technology Services – 4.0%
Accenture PLC	905,589	108,562,009
Automatic Data Processing Inc	677,813	69,401,273
Mastercard Inc	3,053,134	343,385,981
		521,349,263
Internet & Direct Marketing Retail – 1.6%
Priceline Group Inc*	118,452	210,841,006
Internet Software & Services – 2.1%
Alphabet Inc - Class C*	323,893	268,688,677
Leisure Products – 1.1%
Hasbro Inc	749,648	74,829,863
Mattel Inc	2,838,606	72,696,700
		147,526,563
Media – 2.8%
Comcast Corp	5,729,864	215,385,588
Madison Square Garden Co*	179,562	35,860,327
Time Warner Inc	1,083,251	105,844,455
		357,090,370
Oil, Gas & Consumable Fuels – 0.3%
Suncor Energy Inc	1,230,446	37,782,289
Personal Products – 0.5%
Estee Lauder Cos Inc	774,605	65,678,758

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	MARCH 31, 2017

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – 1.9%
Allergan PLC	.294,505	$70,363,135
Bristol-Myers Squibb Co	2,562,187	139,331,729
Eli Lilly & Co	486,594	40,927,421
		250,622,285
Real Estate Management & Development – 1.0%
CBRE Group Inc*	3,473,480	120,842,369
Colony American Homes III£,§	6,162,871	6,356,755
		127,199,124
Road & Rail – 1.4%
CSX Corp	3,992,006	185,827,879
Semiconductor & Semiconductor Equipment – 0.6%
Intel Corp	2,074,201	74,816,430
Software – 5.1%
Adobe Systems Inc*	1,837,602	239,127,148
Microsoft Corp	6,281,297	413,686,220
		652,813,368
Specialty Retail – 1.4%
Home Depot Inc	1,231,158	180,770,929
Technology Hardware, Storage & Peripherals – 1.7%
Apple Inc	1,564,579	224,767,419
Textiles, Apparel & Luxury Goods – 1.6%
NIKE Inc	3,685,182	205,375,193
Tobacco – 2.4%
Altria Group Inc	4,332,223	309,407,367
Total Common Stocks (cost $5,826,615,048)		8,202,040,713
Preferred Stocks – 0.3%
Banks – 0.1%
Citigroup Capital XIII, 7.4090%	785,775	20,940,904
Capital Markets – 0.1%
Morgan Stanley, 6.8750%	143,731	4,053,214
Morgan Stanley, 7.1250%	156,507	4,559,049
		8,612,263
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	459,705	11,929,345
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	50,485	1,295,950
Total Preferred Stocks (cost $40,830,938)		42,778,462
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $95,944,604)	95,944,604	95,944,604
Total Investments (total cost $10,523,667,863) – 100.2%		12,929,220,767
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(20,185,487)
Net Assets – 100%		$12,909,035,280

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$12,571,693,548	97.2%
Canada	68,785,833	0.5
Belgium	57,457,998	0.4
Netherlands	47,318,703	0.4
United Kingdom	40,871,225	0.3
Taiwan	30,383,399	0.2
Ireland	24,284,516	0.2
Switzerland	24,226,160	0.2
France	20,278,902	0.2
Brazil	12,921,318	0.1
Israel	12,780,934	0.1
Germany	10,960,640	0.1
Italy	6,303,329	0.1
Luxembourg	954,262	0.0

Total	$12,929,220,767	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	MARCH 31, 2017

Janus Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $759,252,991, which represents 5.9% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $49,265,487.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Colony American Homes III
6,162,871	—	—	6,162,871	$—	$344,978	$6,356,755
Janus Cash Liquidity Fund LLC
39,813,742	2,092,248,846	(2,036,117,984)	95,944,604	—	222,009	95,944,604

Total				$—	$566,987	$102,301,359

Janus Investment Fund	23

Janus Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$7,735,272	$6,356,755	0.0%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	10,516,502	10,486,561	0.1
Total		$18,251,774	$16,843,316	0.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$318,469,788	$-
Bank Loans and Mezzanine Loans	-	257,638,877	-
Corporate Bonds	-	2,256,244,259	-
Mortgage-Backed Securities	-	1,179,564,126	-
United States Treasury Notes/Bonds	-	576,539,938	-
Common Stocks
Real Estate Management & Development	120,842,369	-	6,356,755
All Other	8,074,841,589	-	-
Preferred Stocks	-	42,778,462	-
Investment Companies	-	95,944,604	-
Total Assets	$8,195,683,958	$4,727,180,054	$6,356,755

24	MARCH 31, 2017

Janus Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$10,523,667,863
Unaffiliated investments, at value	12,826,919,408
Affiliated investments, at value	102,301,359
Non-interested Trustees' deferred compensation	244,033
Receivables:
Fund shares sold	43,549,853
Interest	37,233,549
Investments sold	16,761,842
Dividends	8,874,586
Dividends from affiliates	83,012
Other assets	141,554
Total Assets	13,036,109,196
Liabilities:
Due to custodian	1,443,718
Payables:	—
Fund shares repurchased	58,936,132
Investments purchased	52,800,595
Advisory fees	6,462,398
Dividends	2,957,011
Transfer agent fees and expenses	1,924,350
12b-1 Distribution and shareholder servicing fees	1,658,444
Non-interested Trustees' deferred compensation fees	244,033
Fund administration fees	111,623
Non-interested Trustees' fees and expenses	94,665
Professional fees	39,211
Custodian fees	5,105
Accrued expenses and other payables	396,631
Total Liabilities	127,073,916
Net Assets	$12,909,035,280

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,410,637,768
Undistributed net investment income/(loss)	(3,206,205)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	96,007,208
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,405,596,509
Total Net Assets	$12,909,035,280
Net Assets - Class A Shares	$703,191,508
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,035,793
Net Asset Value Per Share(1)	$30.53
Maximum Offering Price Per Share(2)	$32.39
Net Assets - Class C Shares	$1,309,374,365
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,230,194
Net Asset Value Per Share(1)	$30.29
Net Assets - Class D Shares	$1,478,137,151
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,322,906
Net Asset Value Per Share	$30.59
Net Assets - Class I Shares	$1,827,069,773
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,713,501
Net Asset Value Per Share	$30.60
Net Assets - Class N Shares	$1,989,497,272
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	65,085,248
Net Asset Value Per Share	$30.57
Net Assets - Class R Shares	$337,313,631
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,105,760
Net Asset Value Per Share	$30.37
Net Assets - Class S Shares	$629,199,920
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,619,673
Net Asset Value Per Share	$30.51
Net Assets - Class T Shares	$4,635,251,660
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	151,705,197
Net Asset Value Per Share	$30.55

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

26	MARCH 31, 2017

Janus Balanced Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$92,620,726
Interest	70,541,445
Dividends from affiliates	566,987
Other income	595,799
Foreign tax withheld	(43,989)
Total Investment Income	164,280,968
Expenses:
Advisory fees	35,148,577
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,088,287
Class C Shares	6,390,542
Class R Shares	786,574
Class S Shares	807,675
Transfer agent administrative fees and expenses:
Class D Shares	861,245
Class R Shares	394,870
Class S Shares	807,675
Class T Shares	5,759,767
Transfer agent networking and omnibus fees:
Class A Shares	461,793
Class C Shares	507,477
Class I Shares	640,745
Other transfer agent fees and expenses:
Class A Shares	52,080
Class C Shares	88,464
Class D Shares	114,040
Class I Shares	35,834
Class N Shares	25,772
Class R Shares	1,261
Class S Shares	2,094
Class T Shares	14,257
Fund administration fees	607,113
Shareholder reports expense	363,126
Non-interested Trustees’ fees and expenses	200,745
Registration fees	152,370
Professional fees	88,287
Custodian fees	39,600
Other expenses	525,583
Total Expenses	55,965,853
Less: Excess Expense Reimbursement	(115,048)
Net Expenses	55,850,805
Net Investment Income/(Loss)	108,430,163
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	98,558,517
Total Net Realized Gain/(Loss) on Investments	98,558,517
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	742,395,124
Total Change in Unrealized Net Appreciation/Depreciation	742,395,124
Net Increase/(Decrease) in Net Assets Resulting from Operations	$949,383,804

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Balanced Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$108,430,163	$221,221,189
Net realized gain/(loss) on investments	98,558,517	159,099,737
Change in unrealized net appreciation/depreciation	742,395,124	366,986,579
Net Increase/(Decrease) in Net Assets Resulting from Operations	949,383,804	747,307,505
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(9,282,513)	(16,944,726)
Class C Shares	(10,435,976)	(14,938,138)
Class D Shares	(17,370,554)	(25,627,380)
Class I Shares	(20,872,733)	(30,967,472)
Class N Shares	(24,121,881)	(35,354,476)
Class R Shares	(3,244,349)	(3,742,042)
Class S Shares	(6,715,103)	(10,384,292)
Class T Shares	(53,076,736)	(83,564,162)
Total Dividends from Net Investment Income	(145,119,845)	(221,522,688)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(10,879,237)	(45,340,413)
Class C Shares	(15,956,168)	(60,624,654)
Class D Shares	(16,710,703)	(62,550,462)
Class I Shares	(18,975,938)	(70,501,358)
Class N Shares	(21,666,308)	(77,682,726)
Class R Shares	(4,011,088)	(12,754,560)
Class S Shares	(7,629,078)	(32,384,158)
Class T Shares	(53,548,122)	(218,072,346)
Total Distributions from Net Realized Gain from Investment Transactions	(149,376,642)	(579,910,677)
Net Decrease from Dividends and Distributions to Shareholders	(294,496,487)	(801,433,365)
Capital Share Transactions:
Class A Shares	(351,065,879)	46,762,809
Class C Shares	(167,881,209)	148,921,384
Class D Shares	(6,893,461)	33,812,313
Class I Shares	106,215,323	130,777,401
Class N Shares	58,318,837	128,628,757
Class R Shares	38,386,240	3,466,223
Class S Shares	(61,393,994)	(91,107,218)
Class T Shares	(266,080,406)	(45,643,355)
Net Increase/(Decrease) from Capital Share Transactions	(650,394,549)	355,618,314
Net Increase/(Decrease) in Net Assets	4,492,768	301,492,454
Net Assets:
Beginning of period	12,904,542,512	12,603,050,058
End of period	$12,909,035,280	$12,904,542,512

Undistributed Net Investment Income/(Loss)	$(3,206,205)	$33,483,477

See Notes to Financial Statements.

28	MARCH 31, 2017

Janus Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$29.00	$29.12	$31.10		$29.11	$27.01	$23.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.47(1)	0.55(1)		0.49(1)	0.51	0.50
Net realized and unrealized gain/(loss)	1.97	1.22	(0.70)		2.83	2.90	4.22
Total from Investment Operations	2.21	1.69	(0.15)		3.32	3.41	4.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.48)	(0.52)		(0.47)	(0.50)	(0.49)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)		(0.86)	(0.81)	(0.41)
Total Dividends and Distributions	(0.68)	(1.81)	(1.83)		(1.33)	(1.31)	(0.90)
Net Asset Value, End of Period	$30.53	$29.00	$29.12		$31.10	$29.11	$27.01
Total Return*	7.69%	5.86%	(0.59)%		11.65%	13.12%	20.70%
Net Assets, End of Period (in thousands)	$703,192	$1,008,842	$966,624		$835,681	$765,049	$656,171
Average Net Assets for the Period (in thousands)	$879,839	$1,037,006	$941,167		$839,360	$690,266	$610,115
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.94%	0.93%		0.95%	0.94%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.93%		0.95%	0.94%	0.98%
Ratio of Net Investment Income/(Loss)	1.59%	1.63%	1.78%		1.61%	1.66%	1.87%
Portfolio Turnover Rate	27%	83%	75%		72%	78%	84%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.78	$28.95	$30.93	$29.00	$26.93	$23.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.26(1)	0.34(1)	0.27(1)	0.32	0.31
Net realized and unrealized gain/(loss)	1.95	1.20	(0.69)	2.80	2.88	4.22
Total from Investment Operations	2.09	1.46	(0.35)	3.07	3.20	4.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.30)	(0.32)	(0.28)	(0.32)	(0.34)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)
Total Dividends and Distributions	(0.58)	(1.63)	(1.63)	(1.14)	(1.13)	(0.75)
Net Asset Value, End of Period	$30.29	$28.78	$28.95	$30.93	$29.00	$26.93
Total Return*	7.34%	5.09%	(1.25)%	10.78%	12.30%	19.84%
Net Assets, End of Period (in thousands)	$1,309,374	$1,408,455	$1,267,034	$996,498	$708,673	$538,591
Average Net Assets for the Period (in thousands)	$1,352,193	$1,401,426	$1,175,456	$874,136	$597,677	$491,552
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.65%	1.61%	1.68%	1.70%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.65%	1.61%	1.68%	1.70%	1.72%
Ratio of Net Investment Income/(Loss)	0.95%	0.92%	1.10%	0.88%	0.90%	1.13%
Portfolio Turnover Rate	27%	83%	75%	72%	78%	84%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$29.06	$29.17	$31.14	$29.15	$27.03	$23.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.53(1)	0.61(1)	0.56(1)	0.56	0.56
Net realized and unrealized gain/(loss)	1.97	1.22	(0.69)	2.82	2.92	4.23
Total from Investment Operations	2.24	1.75	(0.08)	3.38	3.48	4.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.53)	(0.58)	(0.53)	(0.55)	(0.54)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)
Total Dividends and Distributions	(0.71)	(1.86)	(1.89)	(1.39)	(1.36)	(0.95)
Net Asset Value, End of Period	$30.59	$29.06	$29.17	$31.14	$29.15	$27.03
Total Return*	7.80%	6.07%	(0.38)%	11.86%	13.40%	21.03%
Net Assets, End of Period (in thousands)	$1,478,137	$1,411,125	$1,382,693	$1,414,364	$1,288,565	$1,157,251
Average Net Assets for the Period (in thousands)	$1,438,532	$1,415,240	$1,453,548	$1,383,412	$1,212,029	$1,089,153
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.73%	0.73%	0.73%	0.73%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.73%	0.73%	0.73%	0.73%	0.72%
Ratio of Net Investment Income/(Loss)	1.85%	1.83%	1.98%	1.83%	1.87%	2.13%
Portfolio Turnover Rate	27%	83%	75%	72%	78%	84%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$29.06	$29.18	$31.15	$29.15	$27.02	$23.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(1)	0.55(1)	0.64(1)	0.59(1)	0.45	0.57
Net realized and unrealized gain/(loss)	1.97	1.21	(0.70)	2.83	3.05	4.22
Total from Investment Operations	2.26	1.76	(0.06)	3.42	3.50	4.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.55)	(0.60)	(0.56)	(0.56)	(0.55)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)
Total Dividends and Distributions	(0.72)	(1.88)	(1.91)	(1.42)	(1.37)	(0.96)
Net Asset Value, End of Period	$30.60	$29.06	$29.18	$31.15	$29.15	$27.02
Total Return*	7.87%	6.10%	(0.30)%	11.99%	13.47%	21.02%
Net Assets, End of Period (in thousands)	$1,827,070	$1,636,459	$1,510,302	$1,306,391	$966,885	$1,990,129
Average Net Assets for the Period (in thousands)	$1,670,869	$1,651,399	$1,482,511	$1,167,616	$1,148,507	$1,846,745
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.67%	0.65%	0.64%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.67%	0.65%	0.64%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	1.92%	1.90%	2.06%	1.92%	2.02%	2.16%
Portfolio Turnover Rate	27%	83%	75%	72%	78%	84%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	MARCH 31, 2017

Janus Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$29.04	$29.15	$31.11	$29.12	$27.01	$25.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(2)	0.57(2)	0.66(2)	0.60(2)	0.77	0.17
Net realized and unrealized gain/(loss)	1.96	1.22	(0.69)	2.83	2.74	1.67
Total from Investment Operations	2.26	1.79	(0.03)	3.43	3.51	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.57)	(0.62)	(0.58)	(0.59)	(0.29)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)	—
Total Dividends and Distributions	(0.73)	(1.90)	(1.93)	(1.44)	(1.40)	(0.29)
Net Asset Value, End of Period	$30.57	$29.04	$29.15	$31.11	$29.12	$27.01
Total Return*	7.88%	6.23%	(0.20)%	12.03%	13.52%	7.25%
Net Assets, End of Period (in thousands)	$1,989,497	$1,834,036	$1,709,643	$1,648,665	$1,432,413	$7,610
Average Net Assets for the Period (in thousands)	$1,889,420	$1,801,032	$1,751,330	$1,532,107	$1,029,152	$483
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.59%	0.58%	0.58%	0.58%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.59%	0.58%	0.58%	0.58%	0.77%
Ratio of Net Investment Income/(Loss)	1.99%	1.98%	2.14%	1.98%	1.89%	2.98%
Portfolio Turnover Rate	27%	83%	75%	72%	78%	84%

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.87	$29.02	$30.99	$29.03	$26.95	$23.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(2)	0.35(2)	0.43(2)	0.37(2)	0.40	0.41
Net realized and unrealized gain/(loss)	1.96	1.21	(0.68)	2.82	2.89	4.22
Total from Investment Operations	2.14	1.56	(0.25)	3.19	3.29	4.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.38)	(0.41)	(0.37)	(0.40)	(0.42)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)
Total Dividends and Distributions	(0.64)	(1.71)	(1.72)	(1.23)	(1.21)	(0.83)
Net Asset Value, End of Period	$30.37	$28.87	$29.02	$30.99	$29.03	$26.95
Total Return*	7.47%	5.40%	(0.94)%	11.20%	12.68%	20.32%
Net Assets, End of Period (in thousands)	$337,314	$283,729	$281,398	$309,887	$279,905	$235,356
Average Net Assets for the Period (in thousands)	$316,164	$288,241	$297,615	$296,348	$258,708	$202,808
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.34%	1.31%	1.33%	1.33%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.34%	1.31%	1.33%	1.33%	1.33%
Ratio of Net Investment Income/(Loss)	1.25%	1.23%	1.39%	1.23%	1.27%	1.51%
Portfolio Turnover Rate	27%	83%	75%	72%	78%	84%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.99	$29.12	$31.09	$29.11	$27.01	$23.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.43(1)	0.50(1)	0.45(1)	0.47	0.47
Net realized and unrealized gain/(loss)	1.96	1.21	(0.68)	2.83	2.90	4.23
Total from Investment Operations	2.18	1.64	(0.18)	3.28	3.37	4.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.44)	(0.48)	(0.44)	(0.46)	(0.47)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)
Total Dividends and Distributions	(0.66)	(1.77)	(1.79)	(1.30)	(1.27)	(0.88)
Net Asset Value, End of Period	$30.51	$28.99	$29.12	$31.09	$29.11	$27.01
Total Return*	7.60%	5.68%	(0.71)%	11.49%	12.97%	20.60%
Net Assets, End of Period (in thousands)	$629,200	$657,563	$750,461	$837,505	$837,535	$789,572
Average Net Assets for the Period (in thousands)	$648,154	$706,818	$828,503	$844,760	$811,115	$722,713
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.09%	1.08%	1.08%	1.08%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.08%	1.07%	1.08%	1.08%	1.08%
Ratio of Net Investment Income/(Loss)	1.49%	1.48%	1.63%	1.47%	1.52%	1.77%
Portfolio Turnover Rate	27%	83%	75%	72%	78%	84%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$29.02	$29.15	$31.12	$29.13	$27.02	$23.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.50(1)	0.58(1)	0.53(1)	0.53	0.54
Net realized and unrealized gain/(loss)	1.97	1.20	(0.69)	2.83	2.92	4.22
Total from Investment Operations	2.23	1.70	(0.11)	3.36	3.45	4.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.50)	(0.55)	(0.51)	(0.53)	(0.52)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)
Total Dividends and Distributions	(0.70)	(1.83)	(1.86)	(1.37)	(1.34)	(0.93)
Net Asset Value, End of Period	$30.55	$29.02	$29.15	$31.12	$29.13	$27.02
Total Return*	7.76%	5.92%	(0.46)%	11.77%	13.27%	20.88%
Net Assets, End of Period (in thousands)	$4,635,252	$4,664,334	$4,734,896	$4,541,805	$3,979,849	$3,548,410
Average Net Assets for the Period (in thousands)	$4,620,617	$4,856,359	$4,872,456	$4,375,206	$3,721,640	$3,387,942
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.84%	0.83%	0.83%	0.83%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.82%	0.82%	0.83%	0.83%
Ratio of Net Investment Income/(Loss)	1.74%	1.74%	1.89%	1.73%	1.77%	2.02%
Portfolio Turnover Rate	27%	83%	75%	72%	78%	84%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

32	MARCH 31, 2017

Janus Balanced Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Balanced Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In

Janus Investment Fund	33

Janus Balanced Fund

Notes to Financial Statements (unaudited)

the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in

34	MARCH 31, 2017

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Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	35

Janus Balanced Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

36	MARCH 31, 2017

Janus Balanced Fund

Notes to Financial Statements (unaudited)

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-

Janus Investment Fund	37

Janus Balanced Fund

Notes to Financial Statements (unaudited)

backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from

38	MARCH 31, 2017

Janus Balanced Fund

Notes to Financial Statements (unaudited)

the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Investment Fund	39

Janus Balanced Fund

Notes to Financial Statements (unaudited)

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash

40	MARCH 31, 2017

Janus Balanced Fund

Notes to Financial Statements (unaudited)

management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $104,175.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $1,389 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $128,430.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $56,366,936 in purchases and $165,172,043 in sales, resulting in a net realized gain of $5,856,957. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 10,523,748,068	$2,471,185,483	$(65,712,784)	$ 2,405,472,699

Janus Investment Fund	41

Janus Balanced Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,855,845	$ 85,268,013	12,430,088	$ 359,179,714
Reinvested dividends and distributions	557,163	16,470,341	1,845,576	53,383,993
Shares repurchased	(15,170,444)	(452,804,233)	(12,673,078)	(365,800,898)
Net Increase/(Decrease)	(11,757,436)	$(351,065,879)	1,602,586	$ 46,762,809
Class C Shares:
Shares sold	2,299,278	$ 68,070,340	13,769,462	$ 394,868,680
Reinvested dividends and distributions	732,121	21,485,938	2,134,949	61,396,327
Shares repurchased	(8,738,855)	(257,437,487)	(10,729,245)	(307,343,623)
Net Increase/(Decrease)	(5,707,456)	$(167,881,209)	5,175,166	$ 148,921,384
Class D Shares:
Shares sold	1,857,203	$ 55,672,187	3,575,182	$ 103,349,776
Reinvested dividends and distributions	1,120,487	33,264,452	2,980,651	86,363,553
Shares repurchased	(3,219,419)	(95,830,100)	(5,385,211)	(155,901,016)
Net Increase/(Decrease)	(241,729)	$ (6,893,461)	1,170,622	$ 33,812,313
Class I Shares:
Shares sold	15,594,845	$ 469,999,594	23,304,245	$ 673,515,022
Reinvested dividends and distributions	1,081,959	32,154,129	2,803,885	81,230,149
Shares repurchased	(13,267,845)	(395,938,400)	(21,559,812)	(623,967,770)
Net Increase/(Decrease)	3,408,959	$ 106,215,323	4,548,318	$ 130,777,401
Class N Shares:
Shares sold	6,320,734	$ 188,801,432	9,510,095	$ 273,463,981
Reinvested dividends and distributions	1,543,015	45,788,189	3,905,539	113,031,263
Shares repurchased	(5,943,662)	(176,270,784)	(8,895,316)	(257,866,487)
Net Increase/(Decrease)	1,920,087	$ 58,318,837	4,520,318	$ 128,628,757
Class R Shares:
Shares sold	3,003,875	$ 89,633,744	2,490,192	$ 71,507,026
Reinvested dividends and distributions	224,964	6,622,627	516,703	14,897,713
Shares repurchased	(1,950,959)	(57,870,131)	(2,875,033)	(82,938,516)
Net Increase/(Decrease)	1,277,880	$ 38,386,240	131,862	$ 3,466,223
Class S Shares:
Shares sold	1,877,273	$ 56,063,998	4,054,498	$ 116,842,330
Reinvested dividends and distributions	482,729	14,282,589	1,472,525	42,602,373
Shares repurchased	(4,422,457)	(131,740,581)	(8,614,037)	(250,551,921)
Net Increase/(Decrease)	(2,062,455)	$ (61,393,994)	(3,087,014)	$ (91,107,218)
Class T Shares:
Shares sold	12,493,499	$ 372,540,299	30,537,017	$ 884,608,153
Reinvested dividends and distributions	3,564,446	105,678,184	10,321,526	298,766,458
Shares repurchased	(25,054,229)	(744,298,889)	(42,582,990)	(1,229,017,966)
Net Increase/(Decrease)	(8,996,284)	$(266,080,406)	(1,724,447)	$ (45,643,355)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,027,244,251	$2,920,720,249	$ 1,402,648,014	$ 1,355,757,485

42	MARCH 31, 2017

Janus Balanced Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Janus Investment Fund	43

Janus Balanced Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

44	MARCH 31, 2017

Janus Balanced Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	45

Janus Balanced Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

46	MARCH 31, 2017

Janus Balanced Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	47

Janus Balanced Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

48	MARCH 31, 2017

Janus Balanced Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Balanced Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Balanced Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Balanced Fund

Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Balanced Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

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Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Balanced Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93037 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Contrarian Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Contrarian Fund

Janus Contrarian Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up process focused on non-consensus, contrarian investment ideas will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify underfollowed, underappreciated and undervalued businesses experiencing significant, positive change at the company, industry and/or market sentiment level.

Dan Kozlowski portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ending March 31, 2017, the Fund’s Class I Shares generated a return of 11.15% versus a return of 10.12% for the S&P 500 Index, the Fund's benchmark.

INVESTMENT ENVIRONMENT

U.S. equities enjoyed strong returns during the six-month period. Stocks rallied after the November U.S. presidential election as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Economic data suggested global economic growth was returning and also played a role in helping boost equities. While stocks gained ground, they were volatile toward the end of the period as investors questioned how quickly Congress might implement some of the new administration’s proposed policies.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the S&P 500 Index. As part of our contrarian investment mandate, we seek companies that are undergoing a structural change in their business or industry that has gone unrecognized by the market, but we believe should positively reshape the company’s destiny, and stock performance, over time. These stocks are generally out of favor with investors, but if we correctly identify the changing dynamics at work within these companies or industries, the stocks in our portfolio have the potential to move from being out of favor to in favor as the company executes its turnaround. Our long-term performance ultimately should be driven by our ability to correctly identify companies that are early in the process of undergoing dramatic changes. This period we were pleased to see many holdings in our portfolio continue to drive positive performance as the market received more indications of long-term improvements taking place at the companies.

United Continental Holdings was a large contributor. Improved pricing metrics helped lift airline stocks late in 2016, as did news that a well-known value investor was taking a substantial ownership stake in major airline companies. The market took the ownership stake as a vote of confidence about improvements to the structure of the airline industry, which we have mentioned in our commentaries for the last five years. In our view, consolidation is a large tailwind for the industry. With a smaller number of companies controlling a greater portion of flights, major airlines have the ability to reduce capacity and improve pricing. With improved pricing power, airlines such as United hit record levels of profitability and are returning cash to shareholders.

Knowles Corp. was another top contributor. The stock was up after the company reported better-than-expected earnings growth and anticipated solid demand for its micro-electrical-mechanical system (MEMS) microphones over the next one to two years. Knowles was spun out of Dover in 2014, a transaction that facilitated improved focus on the company’s core MEMS microphone and hearing aid businesses, as well as cost savings. Knowles stumbled with some execution issues after its spin-out, and we took advantage of the stock’s weakness at the time to build a position in our portfolio. We believe Knowles, the leader in MEMS microphones, currently enjoys its best growth prospects in some time as key mobile phone manufacturers seem likely to spur phone demand through innovation. At the same time, Knowles is well positioned to exploit emerging demand for “voice as interface” consumer devices, such as the Amazon Echo, where Knowles is presently the exclusive MEMS microphone supplier.

Popeyes Louisiana Kitchen was another leading contributor. The stock was up after an announcement that Restaurant Brands International would acquire the company. In our view, the Popeyes franchise is meaningfully underpenetrated both domestically and internationally, has an attractive recurring and profitable

Janus Investment Fund	1

Janus Contrarian Fund (unaudited)

business model and a very strong brand relative to its peers. We believe the company’s strong growth prospects, brand and franchised business model made it a desirable target for Restaurant Brands International.

While pleased with the performance of many holdings in the portfolio, we did own some companies that produced disappointing results during the period. Mattel was our largest detractor. The stock was down after a pre-announced earnings miss on lower revenue due in part to a slowdown in toy sales during the holidays. We continue to like the company, however. We believe Mattel is innovating some of its key toy brands and also believe the new CEO is a good fit to handle the channel disruption facing retailers as more sales move online.

Ball Corp. was another large detractor. The stock fell further after the company reported weaker-than-expected earnings in February, due largely to weakness in its European business. We view the issues affecting earnings as transitory and still like the company’s long-term outlook. Ball’s 2016 acquisition of a competitor has improved the competitive dynamics within the beverage packaging industry within which it operates, and should improve earnings for Ball. We expect the newly combined company to delever quickly, transferring more value to equity holders.

St. Joe Corp. was also a detractor. In our view, nothing fundamentally changed at the company to warrant the stock’s fall in the first quarter. The stock is a longtime holding in the portfolio, and our views on the company remain the same. We think the management team is working diligently to maximize the value of its Florida real estate holdings, but these efforts seem largely unrecognized by the market. The company added a new tenant at its Florida airport, and in our view, the company is still making good progress on the large retirement community under development. The company also bought back more stock during the period. While we are surprised by the stock’s performance in light of these developments, we will continue to be patient with the holding.

DERIVATIVES USE

Derivatives, including options, futures and forwards, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call — often referred to as stock replacement), and periodically to hedge market risk (generally, by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. The purpose of the futures strategy is to reduce the overall volatility of the Fund. During the period, our use of derivatives detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe a few equity market dynamics warrant caution in the months ahead. The rapid rise of stocks after the November presidential election seemed premised on the idea that fiscal stimulus, deregulation and tax cuts were all just around the corner. However, Congress’ failure to replace the Affordable Care Act demonstrates that any of these initiatives will take time, and some may never see the light of day. We wouldn’t be surprised if stocks are volatile as these efforts slowly play themselves out.

We are also concerned about momentum driving select pockets of the market. The Nasdaq 100 Index, which includes 100 of the largest non-financial companies listed on the Nasdaq Stock Market, handily outperformed the S&P 500 this quarter, as mega-cap technology stocks continued to climb higher. These stocks had a brief post-election pause, but have generally been large outperformers for the better part of the last two years. That rise was due partly to the popularity of the secular growth trends they are tied to, but also due to asset flows into exchange traded funds that continue to push the largest stocks in an index higher.

Not owning these companies has been uncomfortable on the ride up, but as contrarian investors, it’s simply not a pocket of the market we would invest in. Valuation has always been – and will always be – an important component of our investment process, and in our view, current valuations for these mega-caps are hard to justify. At some point, we believe these large companies will stumble in meeting their growth projections and the ride down could be painful.

Given our more cautious outlook, we are keeping some dry powder to take advantage of any opportunities market volatility will present in the coming months. We will also continue to stay true to our investment process, focusing on undervalued companies experiencing an underappreciated structural change to their business. Over the long term, we believe that discipline will be rewarded.

Thank you for your investment in Janus Contrarian Fund.

2	MARCH 31, 2017

Janus Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	United Continental Holdings Inc	3.42%	Mattel Inc	-0.70%
	Knowles Corp	2.04%	St Joe Co	-0.69%
	Popeyes Louisiana Kitchen Inc	1.45%	Ball Corp	-0.49%
	Zebra Technologies Corp	1.36%	LKQ Corp	-0.43%
	Lands' End Inc	1.02%	Crown Holdings Inc	-0.32%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	3.41%	13.02%	10.16%
	Information Technology	1.43%	12.19%	21.28%
	Health Care	0.59%	1.46%	13.93%
	Consumer Discretionary	0.30%	21.37%	12.26%
	Telecommunication Services	0.30%	-0.14%	2.50%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.44%	9.91%	14.35%
	Materials	-1.40%	14.31%	2.86%
	Real Estate	-1.10%	7.79%	2.86%
	Other**	-0.23%	6.99%	0.00%
	Energy	-0.11%	9.63%	7.17%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Knowles Corp
Electronic Equipment, Instruments & Components	6.8%
United Continental Holdings Inc
Airlines	6.0%
Enterprise Products Partners LP
Oil, Gas & Consumable Fuels	5.4%
St Joe Co
Real Estate Management & Development	5.2%
Mattel Inc
Leisure Products	5.1%
28.5%

Asset Allocation - (% of Net Assets)
Common Stocks	78.4%
Investment Companies	21.3%
OTC Purchased Options – Puts	0.3%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	10.96%	14.80%	10.79%	3.74%	6.67%	0.90%
Class A Shares at MOP	4.58%	8.21%	9.47%	3.13%	6.30%
Class C Shares at NAV	10.57%	14.07%	9.92%	2.93%	5.86%	1.66%
Class C Shares at CDSC	9.57%	13.07%	9.92%	2.93%	5.86%
Class D Shares(1)	11.04%	14.99%	10.99%	3.94%	6.84%	0.70%
Class I Shares	11.15%	15.17%	11.11%	3.88%	6.80%	0.63%
Class R Shares	10.75%	14.33%	10.35%	3.31%	6.21%	1.30%
Class S Shares	10.88%	14.65%	10.64%	3.58%	6.48%	1.04%
Class T Shares	11.01%	14.91%	10.92%	3.88%	6.80%	0.79%
S&P 500 Index	10.12%	17.17%	13.30%	7.51%	5.28%
Morningstar Quartile - Class T Shares	-	3rd	3rd	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	334/465	275/397	308/329	138/186

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Contrarian Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 29, 2000

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,109.60	$4.26	$1,000.00	$1,020.89	$4.08	0.81%
Class C Shares	$1,000.00	$1,105.70	$7.93	$1,000.00	$1,017.40	$7.59	1.51%
Class D Shares	$1,000.00	$1,110.40	$3.42	$1,000.00	$1,021.69	$3.28	0.65%
Class I Shares	$1,000.00	$1,111.50	$3.00	$1,000.00	$1,022.09	$2.87	0.57%
Class R Shares	$1,000.00	$1,107.50	$6.41	$1,000.00	$1,018.85	$6.14	1.22%
Class S Shares	$1,000.00	$1,108.80	$5.15	$1,000.00	$1,020.04	$4.94	0.98%
Class T Shares	$1,000.00	$1,110.10	$3.79	$1,000.00	$1,021.34	$3.63	0.72%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – 78.4%
Airlines – 6.0%
United Continental Holdings Inc*	.2,424,494	$171,266,256
Banks – 5.4%
Bank of America Corp	2,373,429	55,989,190
BB&T Corp	878,123	39,252,098
Wells Fargo & Co	1,069,853	59,548,018
		154,789,306
Beverages – 1.0%
Coca-Cola Co	681,837	28,937,162
Biotechnology – 0.5%
HLS Therapeutics Inc*,£,§	1,935,741	13,356,613
Building Products – 0.7%
USG Corp*	670,854	21,333,157
Capital Markets – 1.9%
Goldman Sachs Group Inc	235,486	54,095,844
Chemicals – 3.0%
Air Products & Chemicals Inc	418,718	56,648,358
Platform Specialty Products Corp*	2,227,770	29,005,565
		85,653,923
Containers & Packaging – 8.7%
Ball Corp	1,909,163	141,774,444
Crown Holdings Inc*	2,055,816	108,855,457
		250,629,901
Distributors – 0.2%
LKQ Corp*	186,982	5,472,963
Diversified Consumer Services – 1.2%
DeVry Education Group Inc	949,102	33,645,666
Electronic Equipment, Instruments & Components – 11.7%
Knowles Corp*,£	10,358,797	196,299,203
Zebra Technologies Corp*	1,529,125	139,532,656
		335,831,859
Health Care Equipment & Supplies – 2.0%
Abbott Laboratories	1,326,782	58,922,389
Health Care Providers & Services – 1.5%
Envision Healthcare Corp*	684,454	41,970,719
Hotels, Restaurants & Leisure – 2.4%
Wendy's Co	5,175,783	70,442,407
Independent Power and Renewable Electricity Producers – 0.2%
Calpine Corp*	649,628	7,178,389
Internet & Direct Marketing Retail – 2.8%
Lands' End Inc*,£	3,697,532	79,312,062
Leisure Products – 5.1%
Mattel Inc	5,691,156	145,750,505
Media – 3.0%
News Corp	6,553,742	85,198,646
Oil, Gas & Consumable Fuels – 8.8%
Anadarko Petroleum Corp†	1,569,484	97,308,008
Enterprise Products Partners LP	5,659,739	156,265,394
		253,573,402
Personal Products – 1.5%
Edgewell Personal Care Co*	601,012	43,958,018
Pharmaceuticals – 0.6%
Indivior PLC*	4,155,687	16,767,886
Real Estate Management & Development – 6.5%
Colony American Homes III§	1,377,158	1,420,483
Howard Hughes Corp*	291,505	34,178,961
St Joe Co*,£	8,787,259	149,822,766
		185,422,210
Textiles, Apparel & Luxury Goods – 2.3%
Cie Financiere Richemont SA	749,298	59,261,436

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Ralph Lauren Corp	.93,808	$7,656,609
		66,918,045
Trading Companies & Distributors – 1.4%
Veritiv Corp*	752,698	38,989,756
Total Common Stocks (cost $2,091,429,149)		2,249,417,084
Investment Companies – 21.3%
Money Markets – 21.3%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $612,158,877)	612,158,877	612,158,877
OTC Purchased Options – Puts – 0.3%
Counterparty/Reference Asset
Goldman Sachs International:
iShares Russell 2000 Index Fund (ETF),
exercise price $135.00, expires June 2017*	10,826	3,147,728
Morgan Stanley & Co.:
iShares Russell 2000 Index Fund (ETF),
exercise price $134.00, expires June 2017*	21,842	5,714,549
Total OTC Purchased Options – Puts (premiums paid $13,086,241)		8,862,277
Total Investments (total cost $2,716,674,267) – 100.0%		2,870,438,238
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(939,997)
Net Assets – 100%		$2,869,498,241

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,794,408,916	97.3%
Switzerland	59,261,436	2.1
United Kingdom	16,767,886	0.6

Total	$2,870,438,238	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
British Pound	4/20/17	3,951,000	$4,951,341	$(62,537)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ETF	Exchange-Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $21,700,000.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17
HLS Therapeutics Inc
1,935,741	—	—	1,935,741	$—	$—	$13,356,613
Janus Cash Collateral Fund LLC
88,819,420	428,078,514	(516,897,934)	—	—	2,344,899(1)	—
Janus Cash Liquidity Fund LLC
375,198,142	1,142,992,616	(906,031,881)	612,158,877	—	446,334	612,158,877
Knowles Corp
10,358,010	96,391	(95,604)	10,358,797	(1,294,573)	—	196,299,203
Lands' End Inc
3,697,532	—	—	3,697,532	—	—	79,312,062
Popeyes Louisiana Kitchen Inc
1,225,019	167,877	(1,392,896)(2)	—	35,915,576	—	—
St Joe Co
10,451,593	—	(1,664,334)(2)	8,787,259	(54,311,152)	—	149,822,766

Total				$(19,690,149)	$2,791,233	$1,050,949,521
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(2)	All or a portion is the result of a corporate action.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$1,728,531	$1,420,483	0.0%
HLS Therapeutics Inc	7/2/15	17,597,650	13,356,613	0.5
Total		$19,326,181	$14,777,096	0.5%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

10	MARCH 31, 2017

Janus Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Biotechnology	$-	$-	$13,356,613
Real Estate Management & Development	184,001,727	-	1,420,483
All Other	2,050,638,261	-	-
Investment Companies	-	612,158,877	-
OTC Purchased Options – Puts	-	8,862,277	-
Total Assets	$2,234,639,988	$621,021,154	$14,777,096
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$62,537	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	11

Janus Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Assets:
Investments, at cost	$2,716,674,267
Unaffiliated investments, at value	1,819,488,717
Affiliated investments, at value	1,050,949,521
Closed foreign currency contracts	179,536
Non-interested Trustees' deferred compensation	54,198
Receivables:
Investments sold	16,644,580
Dividends	1,677,639
Fund shares sold	466,768
Foreign tax reclaims	224,131
Dividends from affiliates	210,399
Other assets	23,277
Total Assets	2,889,918,766
Liabilities:
Due to custodian	1,059
Forward currency contracts	62,537
Closed foreign currency contracts	7,394
Payables:	—
Investments purchased	16,951,151
Fund shares repurchased	1,322,001
Advisory fees	1,219,326
Transfer agent fees and expenses	481,781
Non-interested Trustees' deferred compensation fees	54,198
12b-1 Distribution and shareholder servicing fees	39,848
Professional fees	27,988
Fund administration fees	24,701
Non-interested Trustees' fees and expenses	20,907
Custodian fees	2,768
Accrued expenses and other payables	204,866
Total Liabilities	20,420,525
Net Assets	$2,869,498,241

See Notes to Financial Statements.

12	MARCH 31, 2017

Janus Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,522,701,515
Undistributed net investment income/(loss)	(9,865,438)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	202,950,566
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	153,711,598
Total Net Assets	$2,869,498,241
Net Assets - Class A Shares	$23,050,882
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,160,283
Net Asset Value Per Share(1)	$19.87
Maximum Offering Price Per Share(2)	$21.08
Net Assets - Class C Shares	$36,038,914
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,915,118
Net Asset Value Per Share(1)	$18.82
Net Assets - Class D Shares	$1,923,027,513
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	96,619,361
Net Asset Value Per Share	$19.90
Net Assets - Class I Shares	$125,973,375
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,325,407
Net Asset Value Per Share	$19.92
Net Assets - Class R Shares	$953,145
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,975
Net Asset Value Per Share	$19.46
Net Assets - Class S Shares	$3,906,945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	196,759
Net Asset Value Per Share	$19.86
Net Assets - Class T Shares	$756,547,467
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,027,951
Net Asset Value Per Share	$19.89

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$8,459,692
Affiliated securities lending income, net	2,344,899
Dividends from affiliates	446,334
Other income	11
Foreign tax withheld	(547,925)
Total Investment Income	10,703,011
Expenses:
Advisory fees	6,441,251
12b-1Distribution and shareholder servicing fees:
Class A Shares	50,369
Class C Shares	179,574
Class R Shares	2,524
Class S Shares	4,797
Transfer agent administrative fees and expenses:
Class D Shares	1,142,257
Class R Shares	1,318
Class S Shares	4,909
Class T Shares	957,856
Transfer agent networking and omnibus fees:
Class A Shares	17,133
Class C Shares	22,515
Class I Shares	38,391
Other transfer agent fees and expenses:
Class A Shares	2,567
Class C Shares	2,741
Class D Shares	216,003
Class I Shares	2,309
Class R Shares	35
Class S Shares	35
Class T Shares	4,661
Shareholder reports expense	262,070
Fund administration fees	135,740
Registration fees	75,517
Professional fees	47,045
Non-interested Trustees’ fees and expenses	45,047
Custodian fees	13,086
Other expenses	107,273
Total Expenses	9,777,023
Less: Excess Expense Reimbursement	(51,144)
Net Expenses	9,725,879
Net Investment Income/(Loss)	977,132
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	279,160,242
Investments in affiliates	(19,690,149)
Futures contracts	(19,840,072)
Total Net Realized Gain/(Loss) on Investments	239,630,021
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	56,633,601
Futures contracts	986,100
Total Change in Unrealized Net Appreciation/Depreciation	57,619,701
Net Increase/(Decrease) in Net Assets Resulting from Operations	$298,226,854

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Contrarian Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$977,132	$15,312,414
Net realized gain/(loss) on investments	239,630,021	82,098,750
Change in unrealized net appreciation/depreciation	57,619,701	(25,147,728)
Net Increase/(Decrease) in Net Assets Resulting from Operations	298,226,854	72,263,436
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(9,471)	(135,948)
Class D Shares	(6,330,300)	(8,325,547)
Class I Shares	(370,634)	(767,878)
Class T Shares	(1,938,754)	(2,837,464)
Total Dividends from Net Investment Income	(8,649,159)	(12,066,837)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,591,772)	(2,291,347)
Class C Shares	(1,431,912)	(1,885,957)
Class D Shares	(65,676,530)	(52,530,515)
Class I Shares	(3,259,157)	(4,649,765)
Class R Shares	(37,789)	(38,252)
Class S Shares	(134,790)	(119,374)
Class T Shares	(26,523,128)	(23,781,495)
Total Distributions from Net Realized Gain from Investment Transactions	(98,655,078)	(85,296,705)
Net Decrease from Dividends and Distributions to Shareholders	(107,304,237)	(97,363,542)
Capital Share Transactions:
Class A Shares	(34,188,039)	(47,224,632)
Class C Shares	(13,618,627)	(28,846,732)
Class D Shares	(33,839,162)	(135,589,987)
Class I Shares	25,708,607	(151,747,175)
Class R Shares	(177,009)	(507,688)
Class S Shares	(402,494)	(496,280)
Class T Shares	(49,575,062)	(177,826,683)
Net Increase/(Decrease) from Capital Share Transactions	(106,091,786)	(542,239,177)
Net Increase/(Decrease) in Net Assets	84,830,831	(567,339,283)
Net Assets:
Beginning of period	2,784,667,410	3,352,006,693
End of period	$2,869,498,241	$2,784,667,410

Undistributed Net Investment Income/(Loss)	$(9,865,438)	$(2,193,411)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$18.53	$18.56	$23.11		$18.48	$13.91	$11.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.07(1)	0.05(1)		0.02(1)	0.01	0.04
Net realized and unrealized gain/(loss)	2.03	0.43	(2.26)		4.61	4.65	2.58
Total from Investment Operations	2.02	0.50	(2.21)		4.63	4.66	2.62
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.03)	(0.06)		—(2)	(0.09)	—
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)		—	—	—
Total Dividends and Distributions	(0.68)	(0.53)	(2.34)		—	(0.09)	—
Net Asset Value, End of Period	$19.87	$18.53	$18.56		$23.11	$18.48	$13.91
Total Return*	10.96%	2.77%	(10.76)%		25.08%	33.67%	23.21%
Net Assets, End of Period (in thousands)	$23,051	$53,928	$102,425		$75,649	$25,397	$23,930
Average Net Assets for the Period (in thousands)	$41,832	$73,939	$114,845		$46,300	$24,023	$28,841
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.90%	1.13%		1.02%	0.85%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.90%	1.13%		1.02%	0.85%	0.91%
Ratio of Net Investment Income/(Loss)	(0.07)%	0.37%	0.21%		0.10%	0.22%	0.50%
Portfolio Turnover Rate	36%	51%	70%		61%	66%	53%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.64	$17.79	$22.34	$18.01	$13.59	$11.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(1)	(0.06)(1)	(0.11)(1)	(0.15)(1)	(0.28)	(0.36)
Net realized and unrealized gain/(loss)	1.93	0.41	(2.16)	4.48	4.70	2.83
Total from Investment Operations	1.86	0.35	(2.27)	4.33	4.42	2.47
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—	—
Total Dividends and Distributions	(0.68)	(0.50)	(2.28)	—	—	—
Net Asset Value, End of Period	$18.82	$17.64	$17.79	$22.34	$18.01	$13.59
Total Return*	10.57%	2.02%	(11.44)%	24.04%	32.52%	22.21%
Net Assets, End of Period (in thousands)	$36,039	$47,112	$77,497	$56,098	$21,162	$19,148
Average Net Assets for the Period (in thousands)	$39,851	$58,609	$86,160	$34,189	$20,204	$22,509
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.62%	1.89%	1.80%	1.70%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.51%	1.62%	1.89%	1.80%	1.70%	1.70%
Ratio of Net Investment Income/(Loss)	(0.77)%	(0.36)%	(0.54)%	(0.69)%	(0.62)%	(0.29)%
Portfolio Turnover Rate	36%	51%	70%	61%	66%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.60	$18.64	$23.18	$18.53	$13.98	$11.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.10(1)	0.08(1)	0.05(1)	0.07	0.12
Net realized and unrealized gain/(loss)	2.04	0.44	(2.27)	4.64	4.63	2.54
Total from Investment Operations	2.05	0.54	(2.19)	4.69	4.70	2.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.07)	(0.04)	(0.15)	—(2)
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—	—
Total Dividends and Distributions	(0.75)	(0.58)	(2.35)	(0.04)	(0.15)	—
Net Asset Value, End of Period	$19.90	$18.60	$18.64	$23.18	$18.53	$13.98
Total Return*	11.04%	2.98%	(10.63)%	25.33%	33.88%	23.51%
Net Assets, End of Period (in thousands)	$1,923,028	$1,830,310	$1,976,590	$2,382,592	$1,977,490	$1,599,671
Average Net Assets for the Period (in thousands)	$1,907,889	$1,856,945	$2,354,562	$2,258,453	$1,813,911	$1,613,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.70%	0.95%	0.80%	0.68%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.70%	0.95%	0.80%	0.68%	0.66%
Ratio of Net Investment Income/(Loss)	0.10%	0.56%	0.35%	0.24%	0.41%	0.75%
Portfolio Turnover Rate	36%	51%	70%	61%	66%	53%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.61	$18.64	$23.20	$18.55	$13.98	$11.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.11(1)	0.10(1)	0.09(1)	0.11	0.12
Net realized and unrealized gain/(loss)	2.05	0.44	(2.28)	4.63	4.62	2.53
Total from Investment Operations	2.07	0.55	(2.18)	4.72	4.73	2.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.08)	(0.10)	(0.07)	(0.16)	—(2)
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—	—
Total Dividends and Distributions	(0.76)	(0.58)	(2.38)	(0.07)	(0.16)	—
Net Asset Value, End of Period	$19.92	$18.61	$18.64	$23.20	$18.55	$13.98
Total Return*	11.15%	3.05%	(10.60)%	25.47%	34.09%	23.39%
Net Assets, End of Period (in thousands)	$125,973	$93,875	$248,586	$329,245	$85,000	$44,907
Average Net Assets for the Period (in thousands)	$101,564	$144,380	$382,723	$184,931	$69,116	$51,304
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.63%	0.86%	0.74%	0.52%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.63%	0.86%	0.74%	0.52%	0.62%
Ratio of Net Investment Income/(Loss)	0.18%	0.61%	0.44%	0.40%	0.59%	0.80%
Portfolio Turnover Rate	36%	51%	70%	61%	66%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Contrarian Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.19	$18.27	$22.81	$18.31	$13.76	$11.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	—(1)(2)	(0.05)(1)	(0.07)(1)	(0.16)	(0.07)
Net realized and unrealized gain/(loss)	2.00	0.42	(2.21)	4.57	4.72	2.62
Total from Investment Operations	1.95	0.42	(2.26)	4.50	4.56	2.55
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.01)	—
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—	—
Total Dividends and Distributions	(0.68)	(0.50)	(2.28)	—	(0.01)	—
Net Asset Value, End of Period	$19.46	$18.19	$18.27	$22.81	$18.31	$13.76
Total Return*	10.75%	2.36%	(11.13)%	24.58%	33.12%	22.75%
Net Assets, End of Period (in thousands)	$953	$1,058	$1,592	$1,994	$1,634	$1,877
Average Net Assets for the Period (in thousands)	$1,058	$1,191	$2,031	$1,910	$1,715	$2,053
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.27%	1.54%	1.38%	1.25%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.27%	1.54%	1.38%	1.25%	1.24%
Ratio of Net Investment Income/(Loss)	(0.50)%	—(3)	(0.23)%	(0.35)%	(0.18)%	0.15%
Portfolio Turnover Rate	36%	51%	70%	61%	66%	53%

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.53	$18.55	$23.09	$18.48	$13.87	$11.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	0.04(1)	—(1)(2)	(0.01)(1)	(0.05)	0.04
Net realized and unrealized gain/(loss)	2.03	0.44	(2.25)	4.62	4.69	2.56
Total from Investment Operations	2.01	0.48	(2.25)	4.61	4.64	2.60
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	—	(0.03)	—
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—	—
Total Dividends and Distributions	(0.68)	(0.50)	(2.29)	—	(0.03)	—
Net Asset Value, End of Period	$19.86	$18.53	$18.55	$23.09	$18.48	$13.87
Total Return*	10.88%	2.65%	(10.92)%	24.95%	33.50%	23.07%
Net Assets, End of Period (in thousands)	$3,907	$4,052	$4,578	$6,346	$2,022	$2,598
Average Net Assets for the Period (in thousands)	$3,940	$4,208	$6,905	$5,130	$1,850	$2,688
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.04%	1.29%	1.16%	1.00%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.03%	1.28%	1.15%	0.99%	0.99%
Ratio of Net Investment Income/(Loss)	(0.24)%	0.22%	0.01%	(0.05)%	0.07%	0.42%
Portfolio Turnover Rate	36%	51%	70%	61%	66%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Contrarian Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.58	$18.62	$23.15	$18.51	$13.96	$11.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.09(1)	0.06(1)	0.03(1)	0.05	0.09
Net realized and unrealized gain/(loss)	2.04	0.43	(2.26)	4.64	4.63	2.56
Total from Investment Operations	2.04	0.52	(2.20)	4.67	4.68	2.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.06)	(0.05)	(0.03)	(0.13)	—
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—	—
Total Dividends and Distributions	(0.73)	(0.56)	(2.33)	(0.03)	(0.13)	—
Net Asset Value, End of Period	$19.89	$18.58	$18.62	$23.15	$18.51	$13.96
Total Return*	11.01%	2.87%	(10.68)%	25.24%	33.76%	23.43%
Net Assets, End of Period (in thousands)	$756,547	$754,333	$940,738	$1,308,109	$985,916	$769,713
Average Net Assets for the Period (in thousands)	$768,325	$814,169	$1,252,238	$1,238,665	$894,444	$838,592
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.79%	1.04%	0.89%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.77%	1.02%	0.89%	0.75%	0.74%
Ratio of Net Investment Income/(Loss)	0.03%	0.48%	0.27%	0.16%	0.34%	0.67%
Portfolio Turnover Rate	36%	51%	70%	61%	66%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Contrarian Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

20	MARCH 31, 2017

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

Janus Investment Fund	21

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

22	MARCH 31, 2017

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Janus Investment Fund	23

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $9,727,647.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the

24	MARCH 31, 2017

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on sold futures contracts is $169,241,954. There were no futures held at March 31, 2017.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

Janus Investment Fund	25

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased call and put options are $970,708 and $2,633,923, respectively.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2017

	Currency Contracts	Equity Contracts		Total
Asset Derivatives:
Unaffiliated investments, at value	$ -	$8,862,277	(a)	$8,862,277

Liability Derivatives:
Forward currency contracts	$ 62,537	$ -		$ 62,537

(a) Amounts relate to purchased options.
(b) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts		Total
Futures contracts	$ -		$(19,840,072)		$(19,840,072)
Investments and foreign currency transactions	446,851	(a)	539,776	(b)	986,627

Total	$ 446,851		$(19,300,296)		$(18,853,445)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts		Total
Futures contracts	$ -		$ 986,100		$ 986,100
Investments, foreign currency translations and non-interested Trustees' deferred compensation	(156,990)	(a)	(4,223,964)	(b)	(4,380,954)

Total	$(156,990)		$ (3,237,864)		$ (3,394,854)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.
(c) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

26	MARCH 31, 2017

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt

Janus Investment Fund	27

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$3,147,728	$—	$(3,147,728)	$—
Morgan Stanley & Co.	5,714,549	—	—	5,714,549

Total	$8,862,277	$—	$(3,147,728)	$5,714,549
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$62,537	$—	$—	$62,537

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular

28	MARCH 31, 2017

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Investment Fund	29

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of March 31, 2017.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.45%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 0.89%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries

30	MARCH 31, 2017

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Notes to Financial Statements (unaudited)

regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All

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Notes to Financial Statements (unaudited)

deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $2,527.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $3,323.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $2,558,814 in sales, resulting in a net realized loss of $656,525. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

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Janus Contrarian Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2016

September 30, 2017	September 30, 2018	September 30, 2019	Accumulated Capital Losses
$ (7,198,961)	$ (2,708,558)	$ (922,145)	$ (10,829,664)(1)
(1) Capital loss carryovers subject to annual limitations, $(7,198,961) should be available in the next fiscal year.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,739,890,698	$329,526,367	$(198,978,827)	$ 130,547,540

Janus Investment Fund	33

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	172,055	$ 3,363,488	747,384	$ 13,594,222
Reinvested dividends and distributions	72,537	1,431,885	121,124	2,208,084
Shares repurchased	(1,994,970)	(38,983,412)	(3,477,468)	(63,026,938)
Net Increase/(Decrease)	(1,750,378)	$(34,188,039)	(2,608,960)	$ (47,224,632)
Class C Shares:
Shares sold	53,683	$ 1,005,973	505,598	$ 8,886,434
Reinvested dividends and distributions	57,617	1,079,157	80,035	1,396,608
Shares repurchased	(867,313)	(15,703,757)	(2,271,677)	(39,129,774)
Net Increase/(Decrease)	(756,013)	$(13,618,627)	(1,686,044)	$ (28,846,732)
Class D Shares:
Shares sold	1,288,604	$ 25,367,853	1,962,119	$ 35,049,994
Reinvested dividends and distributions	3,548,990	70,163,548	3,252,611	59,425,188
Shares repurchased	(6,630,861)	(129,370,563)	(12,836,491)	(230,065,169)
Net Increase/(Decrease)	(1,793,267)	$(33,839,162)	(7,621,761)	$(135,589,987)
Class I Shares:
Shares sold	2,609,938	$ 51,341,429	2,483,717	$ 45,003,982
Reinvested dividends and distributions	149,795	2,962,946	221,663	4,049,784
Shares repurchased	(1,478,095)	(28,595,768)	(10,998,164)	(200,800,941)
Net Increase/(Decrease)	1,281,638	$ 25,708,607	(8,292,784)	$(151,747,175)
Class R Shares:
Shares sold	8,379	$ 162,179	12,664	$ 222,707
Reinvested dividends and distributions	1,855	35,915	2,077	37,291
Shares repurchased	(19,398)	(375,103)	(43,747)	(767,686)
Net Increase/(Decrease)	(9,164)	$ (177,009)	(29,006)	$ (507,688)
Class S Shares:
Shares sold	7,032	$ 136,222	28,228	$ 505,735
Reinvested dividends and distributions	6,828	134,790	6,541	119,374
Shares repurchased	(35,791)	(673,506)	(62,863)	(1,121,389)
Net Increase/(Decrease)	(21,931)	$ (402,494)	(28,094)	$ (496,280)
Class T Shares:
Shares sold	1,349,386	$ 26,434,459	2,859,822	$ 51,351,899
Reinvested dividends and distributions	1,407,698	27,816,109	1,429,272	26,112,797
Shares repurchased	(5,321,342)	(103,825,630)	(14,219,849)	(255,291,379)
Net Increase/(Decrease)	(2,564,258)	$(49,575,062)	(9,930,755)	$(177,826,683)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$945,775,691	$1,386,565,568	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving

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Janus Contrarian Fund

Notes to Financial Statements (unaudited)

corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

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Janus Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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Janus Contrarian Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	37

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Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Janus Contrarian Fund

Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Contrarian Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Contrarian Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Contrarian Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

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Janus Contrarian Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Contrarian Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	MARCH 31, 2017

Janus Contrarian Fund

Notes

NotesPage1

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93038 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Emerging Markets Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Emerging Markets Fund

Janus Emerging Markets Fund (unaudited)

FUND SNAPSHOT

We believe identifying companies in emerging markets with both operating and capital allocation excellence can lead to superior risk-adjusted returns. To identify these opportunities, we rely on the insight provided by Janus’ fundamental research.

Hiroshi Yoh portfolio manager

PERFORMANCE

Janus Emerging Markets Fund’s Class I Shares returned 8.00% for the six-month period ended March 31, 2017. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 6.80%.

MARKET ENVIRONMENT

Emerging market (EM) stocks gained over the period, despite having endured turbulence in the wake of the election of Donald Trump to the U.S. presidency in November. While the specific-policy stances of the Trump administration remain largely unknown, a consistent theme throughout his campaign was a rollback of the decades-long trend of globalization that has greatly benefited emerging economies. Another source of investor concern was the expectation of increasing interest rates in the U.S., which could make U.S. securities more attractive on a relative, risk-adjusted basis, thus increasing the cost of capital for EM companies.

EM stocks then rallied as the Trump administration appeared to step back from some of the most heated anti-trade rhetoric espoused during the campaign. Granted, Mr. Trump walked away from the Trans-Pacific Partnership, he has largely been conciliatory in his initial meetings with global leaders. Investors’ improving sentiment toward EM stocks was also fueled by the expectation that the Federal Reserve (Fed) would likely raise its benchmark interest rate only twice more in 2017.

While the macro developments were factors in the quarter, our view is that the real driver of positive returns across EM countries was solid corporate fundamentals. Such examples can be found in technology, which was among the best-performing sectors for the period. The story here was semiconductors. Rather than banking on strong demand, which has remained elusive, investors are, instead, recognizing that the semiconductor industry is exercising supply discipline. The rationalization of supply has provided the industry with much-needed pricing power, which has, in turn, led to improving profitability. Given that much of the global semiconductor supply chain flows through the major EM region of Asia, this shift in fundamentals has buttressed the region’s stock markets and, to a lesser degree, their underlying economies.

Sector gainers were led by materials and energy. Historically defensive sectors lost ground, led by health care and consumer staples. Most countries within the EM benchmark were in positive territory, with the major economies of Russia and Brazil doing particularly well.

PERFORMANCE DISCUSSION

The Fund’s selection of technology and health care stocks contributed most to relative performance. Our allocation to consumer discretionary and an underweight to materials detracted most from results.

Samsung performed well during the period as investors looked past corruption allegations against senior executives and instead focused on the company’s strong execution. Each of Samsung’s main business lines – memory, handsets and display – strengthened their positions during the period. The company is the world leader in both DRAM and NAND memory. Pricing is strong in the former category and the latter is positioned for increased domination due to its innovative 3D-NAND technology. This point is driven home by the expectation that Apple will heavily rely upon the technology for its newest iPhone. Apple also plans to utilize Samsung’s OLED display in the iPhone 8, demonstrating the South Korean company’s superiority in the display business. Samsung’s own handset business is set to rebound from last year’s Galaxy Note hiccups as the Galaxy 8 – announced during the quarter – received favorable reviews.

SK Hynix manufactures semiconductors such as DRAM, flash memory and SRAM chips. As one of three dominant suppliers of DRAM chips globally, the South Korean company is well-positioned to benefit from increasing DRAM demand with limited DRAM supply growth due to capital expenditure cuts by major players.

Janus Investment Fund	1

Janus Emerging Markets Fund (unaudited)

Also contributing was Yunnan Baiyao Group. The company is a market leader in providing traditional Chinese medicine. We like its large market share in its core businesses and how it is levering its name to gain share in new markets such as toothpaste and tea. A disciplined management team oversees a high margin business, and they have proven to be conservative and effective allocators of capital. A key component of this process has been to initially outsource new product manufacturing, then once proven, bring it in-house and invest in highly productive, automated manufacturing techniques.

A leading detractor for the period was Chongqing Changan Auto. Investors shied away from the stock due, in part, to its relatively low-growth trajectory. With regional economies remaining buoyant, many investors gravitated toward higher growth names. We, however, view the high quality of the company and its attractive valuation as a compelling combination. In fact, we believe Chongqing is one of the cheapest automotive stocks globally. Our confidence in the stock is reinforced by the large cash position on Chongqing’s balance sheet and its steady free-cash-flow generation. As a consequence, despite the modestly weak quarter for the stock, we see limited additional downside potential.

India’s PC Jeweller detracted from performance, caught up in the country’s rocky attempt to remove high-denomination bills from circulation. With much of the country’s economy cash-based, and often beyond the purview of tax collection, authorities quickly announced the removal of the 500 and 1000 rupee notes. The government also hoped that the move would clamp down on corruption as high-value purchases – including jewelry – were considered linked to malfeasance. The speed of the move disrupted several segments of the economy. With estimates that PC Jeweller’s top line could drop by as much as 20%, and earnings by 40%, we sold our position in the company.

The stock of low-cost air carrier Spring Airlines came under pressure as the company announced earnings that were poorly received by investors. Net profits for the period covered in the report had fallen by roughly 26% year over year. The company’s international business was singled out as a factor in the weak performance. Also, Spring suffered from a sudden delivery of aircraft, which meant it had a finite amount of time to sell seats on the initial flights. Still, we like the company, which is a leading low-cost air carrier in China. We believe that Spring has one of the sector’s best management teams, as evidenced by the company’s strong utilization rate and profitability. We expect growth to continue as Spring adds routes to and from Shanghai, which commands higher ticket prices.

Please see the Derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The strong performance of semiconductor producers during the period illustrates our view that fundamentals matter when determining the long-term outperformers in EMs. The past several years have seen EM management teams – especially those in the Asian technology space – becoming more disciplined when adjusting to shifting market environments. This is occurring not only at the company level, but in the case of China, at the national level. The country’s powerful leadership has been able to force through production cuts, thus streamlining many segments of the industrial sector and boosting profitability. The actions of authorities have also played a role in the recent improvement in consumer discretionary. The government has dialed back some components of its anti-corruption campaign, which had been a significant headwind to the sector, especially the luxury segment.

Improving productivity, profitability and earnings, in our view, will be supportive for EM companies as we go deeper into 2017. We believe EM investors tend to be trend followers, rather than contrarian. Thus, as earnings momentum builds, many investors will likely come off the sidelines.

We see limited risk of four rate hikes, in total, by the Fed in 2017. Should that occur, EM stocks could experience a sell-off. If the 2017 final tally is two, rather than the three largely priced into the market, we do not expect any additional catalyst. Instead, we anticipate that investment decisions will still largely be driven by improving economies and more efficient companies. It is our job to identify the companies whose management teams have positioned their enterprises to become attractive destinations for investors’ capital, regardless of the trajectory of the global business cycle.

Thank you for your investment in Janus Emerging Markets Fund.

2	MARCH 31, 2017

Janus Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Samsung Electronics Co Ltd	1.04%	Chongqing Changan Automobile Co Ltd	-0.32%
	SK Hynix Inc	0.61%	PC Jeweller Ltd	-0.23%
	Yunnan Baiyao Group Co Ltd	0.42%	BRF SA	-0.22%
	Itau Unibanco Holding SA (ADR)	0.40%	China Mobile Ltd	-0.19%
	Hana Financial Group Inc	0.37%	Spring Airlines Co Ltd	-0.17%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.51%	28.13%	23.71%
	Health Care	0.46%	2.33%	2.49%
	Consumer Staples	0.46%	4.28%	7.23%
	Industrials	0.32%	5.88%	5.84%
	Utilities	0.18%	3.33%	2.87%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index
		Contribution	(Average % of Equity)	Weighting
	Materials	-0.33%	3.97%	7.23%
	Consumer Discretionary	-0.24%	12.21%	10.36%
	Energy	-0.22%	6.36%	7.63%
	Financials	-0.02%	22.31%	24.23%
	Telecommunication Services	-0.01%	3.05%	5.83%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	4.2%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.1%
Tencent Holdings Ltd
Internet Software & Services	3.8%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	3.5%
SK Hynix Inc
Semiconductor & Semiconductor Equipment	2.9%
18.5%

Asset Allocation - (% of Net Assets)
Common Stocks	96.2%
Investment Companies	3.4%
Preferred Stocks	2.1%
OTC Purchased Options – Calls	0.0%
Warrants	0.0%
Other	(1.7)%
100.0%

Emerging markets comprised 95.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017					per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.82%	19.20%	1.27%	-0.85%	2.02%	1.78%
Class A Shares at MOP	1.63%	12.38%	0.08%	-1.79%
Class C Shares at NAV	7.50%	18.39%	0.53%	-1.53%	2.71%	2.49%
Class C Shares at CDSC	6.50%	17.39%	0.53%	-1.53%
Class D Shares(1)	8.07%	19.67%	1.55%	-0.62%	1.73%	1.51%
Class I Shares	8.00%	19.69%	1.73%	-0.50%	1.60%	1.40%
Class S Shares	7.89%	19.47%	1.37%	-0.78%	2.09%	1.84%
Class T Shares	7.91%	19.47%	1.46%	-0.69%	1.79%	1.59%
MSCI Emerging Markets Index	6.80%	17.22%	0.81%	-0.15%
Morningstar Quartile - Class I Shares	-	2nd	2nd	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	224/840	192/539	259/418

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2018.

Janus Investment Fund	5

Janus Emerging Markets Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Subject to shareholder approval, the Fund is expected to merge into a similar fund. See the prospectus for further details.

*The Fund’s inception date – December 28, 2010

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,078.20	$9.43	$1,000.00	$1,015.86	$9.15	1.82%
Class C Shares	$1,000.00	$1,075.00	$12.83	$1,000.00	$1,012.57	$12.44	2.48%
Class D Shares	$1,000.00	$1,080.70	$7.89	$1,000.00	$1,017.35	$7.64	1.52%
Class I Shares	$1,000.00	$1,080.00	$7.36	$1,000.00	$1,017.85	$7.14	1.42%
Class S Shares	$1,000.00	$1,078.90	$9.23	$1,000.00	$1,016.06	$8.95	1.78%
Class T Shares	$1,000.00	$1,079.10	$8.29	$1,000.00	$1,016.95	$8.05	1.60%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – 96.2%
Air Freight & Logistics – 0.5%
Sinotrans Ltd	.936,000	$437,209
Airlines – 0.4%
Spring Airlines Co Ltd*	75,888	382,534
Auto Components – 0.3%
Hyundai Mobis Co Ltd	1,360	292,532
Automobiles – 6.2%
Astra International Tbk PT	1,015,900	657,670
Chongqing Changan Automobile Co Ltd*	1,344,300	1,868,213
Hyundai Motor Co	7,501	1,056,621
Mahindra & Mahindra Ltd	33,635	666,639
Maruti Suzuki India Ltd	5,534	512,720
Yulon Motor Co Ltd	520,157	484,325
		5,246,188
Banks – 14.0%
Abu Dhabi Commercial Bank PJSC	391,007	724,008
Atlas Mara Ltd*	21,997	47,294
Bangkok Bank PCL	1,600	8,662
Bangkok Bank PCL (NVDR)#	56,300	297,428
Bank Negara Indonesia Persero Tbk PT	1,767,800	859,154
Bank of China Ltd	1,504,000	747,036
China Construction Bank Corp	1,703,000	1,369,623
Grupo Financiero Banorte SAB de CV	123,100	707,975
Hana Financial Group Inc	34,340	1,134,839
Industrial & Commercial Bank of China Ltd	2,005,000	1,310,643
Itau Unibanco Holding SA (ADR)†	97,987	1,182,703
Metropolitan Bank & Trust Co	440,121	701,807
Moneta Money Bank AS*	120,291	407,726
Sberbank of Russia PJSC (ADR)*	108,169	1,248,270
Shinhan Financial Group Co Ltd	20,385	849,603
Turkiye Garanti Bankasi AS	125,000	304,979
		11,901,750
Beverages – 1.3%
Fomento Economico Mexicano SAB de CV	79,400	704,270
Vina Concha y Toro SA	252,823	430,087
		1,134,357
Capital Markets – 1.9%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	75,400	464,671
CITIC Securities Co Ltd*	226,500	466,331
Haitong International Securities Group Ltd	1,170,609	688,390
		1,619,392
Chemicals – 1.2%
LG Chem Ltd	2,174	571,645
Sasol Ltd	14,387	419,322
		990,967
Commercial Services & Supplies – 0.9%
Beijing Originwater Technology Co Ltd*	182,600	429,753
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	47,800	345,126
		774,879
Construction & Engineering – 0.2%
13 Holdings Ltd*	662,186	183,200
Diversified Financial Services – 0.7%
FirstRand Ltd	174,066	602,162
Diversified Telecommunication Services – 0.6%
China Telecom Corp Ltd	671,693	327,579
KT Corp	6,120	174,607
		502,186
Electric Utilities – 1.2%
Power Grid Corp of India Ltd	322,726	980,654

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 5.4%
Chroma ATE Inc	.165,000	$499,786
Delta Electronics Inc	112,358	601,786
Hangzhou Hikvision Digital Technology Co Ltd*	157,650	729,713
Hon Hai Precision Industry Co Ltd	307,099	921,095
Largan Precision Co Ltd	7,000	1,102,835
Lens Technology Co Ltd*	87,500	390,029
WPG Holdings Ltd	300,000	376,730
		4,621,974
Equity Real Estate Investment Trusts (REITs) – 0.4%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS*	445,348	355,650
Food & Staples Retailing – 0.6%
X5 Retail Group NV (GDR)*	16,374	550,985
Food Products – 1.2%
BRF SA	34,400	424,326
Gruma SAB de CV	23,325	328,341
Industrias Bachoco SAB de CV (ADR)	5,161	279,107
		1,031,774
Gas Utilities – 1.1%
Infraestructura Energetica Nova SAB de CV	198,900	947,988
Health Care Providers & Services – 0.7%
Shanghai Pharmaceuticals Holding Co Ltd	215,300	563,787
Hotels, Restaurants & Leisure – 1.1%
Genting Malaysia Bhd	322,600	397,506
Melco International Development Ltd	302,000	533,172
		930,678
Independent Power and Renewable Electricity Producers – 0.9%
Beijing Jingneng Clean Energy Co Ltd	2,590,105	789,900
Industrial Conglomerates – 1.2%
Shun Tak Holdings Ltd*	1,158,000	409,777
Sime Darby Bhd	274,800	576,564
		986,341
Insurance – 2.4%
Hyundai Marine & Fire Insurance Co Ltd	11,568	362,114
Ping An Insurance Group Co of China Ltd	308,700	1,657,765
		2,019,879
Internet & Direct Marketing Retail – 0.6%
Ctrip.com International Ltd (ADR)*	10,754	528,559
Internet Software & Services – 9.6%
Alibaba Group Holding Ltd (ADR)*	27,394	2,953,895
Baidu Inc (ADR)*	2,646	456,488
Mail.Ru Group Ltd (GDR)*	35,396	782,252
NAVER Corp	558	426,697
Tencent Holdings Ltd	112,600	3,228,196
Yandex NV*,†	14,209	311,603
		8,159,131
Machinery – 1.1%
Iochpe Maxion SA	177,959	947,758
Marine – 0.6%
Orient Overseas International Ltd*	88,500	472,604
Media – 2.6%
Innocean Worldwide Inc	8,191	451,271
Naspers Ltd	10,048	1,735,749
		2,187,020
Metals & Mining – 2.1%
Baoshan Iron & Steel Co Ltd*	579,100	547,018
Cia de Minas Buenaventura SAA (ADR)	32,084	386,291
Hindustan Zinc Ltd	56,280	250,326

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Metals & Mining – (continued)
Hyundai Steel Co	.11,562	$604,934
		1,788,569
Multiline Retail – 1.1%
SACI Falabella	47,205	397,245
Woolworths Holdings Ltd/South Africa	99,216	517,580
		914,825
Oil, Gas & Consumable Fuels – 6.8%
China Petroleum & Chemical Corp	378,000	306,435
Coal India Ltd	130,760	589,356
LUKOIL PJSC (ADR)	12,012	636,156
Novatek PJSC (GDR)	3,867	481,441
PetroChina Co Ltd	1,008,000	738,039
Petroleo Brasileiro SA (ADR)*	95,130	921,810
PTT PCL	42,200	475,358
Reliance Industries Ltd*	25,617	521,138
Shaanxi Coal Industry Co Ltd*	698,800	626,626
Ultrapar Participacoes SA (ADR)	22,112	502,606
		5,798,965
Personal Products – 0.6%
LG Household & Health Care Ltd	748	542,553
Pharmaceuticals – 2.9%
Sun Pharmaceutical Industries Ltd	53,886	571,102
Yunnan Baiyao Group Co Ltd*	150,473	1,858,478
		2,429,580
Real Estate Management & Development – 4.6%
Belle Corp	2,987,567	238,196
Central China Real Estate Ltd*	2,877,794	710,996
CSI Properties Ltd	9,210,000	420,721
Emaar Properties PJSC	334,785	665,486
Filinvest Land Inc*	9,077,000	296,717
Longfor Properties Co Ltd	357,000	587,091
Multiplan Empreendimentos Imobiliarios SA	28,100	595,198
Siam Future Development PCL	2,234,240	412,953
		3,927,358
Semiconductor & Semiconductor Equipment – 7.4%
Hua Hong Semiconductor Ltd (144A)	202,623	284,198
SK Hynix Inc	54,247	2,450,115
Taiwan Semiconductor Manufacturing Co Ltd*	567,000	3,532,070
		6,266,383
Software – 0.6%
Com2uSCorp	4,966	537,861
Technology Hardware, Storage & Peripherals – 5.0%
Pegatron Corp	227,000	671,872
Samsung Electronics Co Ltd	1,947	3,595,265
		4,267,137
Thrifts & Mortgage Finance – 2.6%
Housing Development Finance Corp Ltd	34,729	803,426
LIC Housing Finance Ltd	152,560	1,453,115
		2,256,541
Tobacco – 0.5%
ITC Ltd	101,840	439,639
Transportation Infrastructure – 0.9%
Shanghai International Airport Co Ltd	167,300	727,771
Wireless Telecommunication Services – 2.2%
China Mobile Ltd	137,000	1,499,344
MTN Group Ltd	42,553	387,388
		1,886,732
Total Common Stocks (cost $73,779,842)		81,925,952

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Preferred Stocks – 2.1%
Paper & Forest Products – 0.7%
Suzano Papel e Celulose SA	.133,000	$563,426
Technology Hardware, Storage & Peripherals – 1.4%
Samsung Electronics Co Ltd	845	1,211,461
Total Preferred Stocks (cost $1,465,549)		1,774,887
Warrants – 0%
Banks – 0%
Atlas Mara Ltd, expires 8/21/17 (144A)*	69,975	38
Machinery – 0%
Iochpe Maxion SA, expires 6/3/19*	4,305	6,904
Total Warrants (cost $21,536)		6,942
Investment Companies – 3.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	233,100	233,100
Money Markets – 3.1%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	2,649,048	2,649,048
Total Investment Companies (cost $2,882,148)		2,882,148
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
Goldman Sachs International:
CNH Currency, exercise price 6.80 CNH, expires July 2017* (premiums paid $60,168)	1,754,183	37,304
Total Investments (total cost $78,209,243) – 101.7%		86,627,233
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(1,435,164)
Net Assets – 100%		$85,192,069

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$26,523,249	30.6%
South Korea	14,262,118	16.5
Taiwan	8,190,499	9.5
India	6,788,115	7.8
Brazil	5,954,528	6.9
Russia	4,010,707	4.6
South Africa	3,709,495	4.3
Mexico	2,967,681	3.4
United States	2,919,452	3.4
Hong Kong	2,707,864	3.1
Indonesia	1,516,824	1.7
United Arab Emirates	1,389,494	1.6
Philippines	1,236,720	1.4
Thailand	1,194,401	1.4
Malaysia	974,070	1.1
Chile	827,332	1.0
Turkey	660,629	0.8
Czech Republic	407,726	0.5
Peru	386,291	0.4
United Kingdom	38	0.0

Total	$86,627,233	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2017

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date		Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
Goldman Sachs International	CNH Currency	1,754,183	7.20	CNH	7/17	$28,593	$25,260	$(3,333)

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Credit Suisse International	1 month USD LIBOR plus 125 basis points	Moscow Exchange MICEX - RTS OAO	2/5/18	$210,647	$10,875

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PCL	Public Company Limited
PJSC	Private Joint Stock Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $284,236, which represents 0.3% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $735,080.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	140,000	7,082,432	(6,989,332)	233,100	$—	$459(1)	$233,100
Janus Cash Liquidity Fund LLC	429,141	31,784,316	(29,564,409)	2,649,048	—	2,765	2,649,048

Total					$—	$3,224	$2,882,148
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

Janus Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$81,925,952	$-	$-
Preferred Stocks	-	1,774,887	-
Warrants	6,942	-	-
Investment Companies	-	2,882,148	-
OTC Purchased Options – Calls	-	37,304	-
Total Investments in Securities	$81,932,894	$4,694,339	$-
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	-	10,875	-
Total Assets	$81,932,894	$4,705,214	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$3,333	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2017

Janus Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$78,209,243
Unaffiliated investments, at value(1)	83,745,085
Affiliated investments, at value	2,882,148
Cash	145,906
Restricted cash (Note 1)	453,186
Cash denominated in foreign currency(2)	45,920
Outstanding swap contracts, at value	10,875
Non-interested Trustees' deferred compensation	1,608
Receivables:
Dividends	239,020
Fund shares sold	152,020
Investments sold	61,854
Foreign tax reclaims	1,316
Dividends from affiliates	1,314
Other assets	9,773
Total Assets	87,750,025
Liabilities:
Collateral for securities loaned (Note 3)	233,100
Options written, at value(3)	3,333
Closed foreign currency contracts	4,511
Payables:	—
Investments purchased	2,025,029
Fund shares repurchased	144,949
Advisory fees	61,617
Foreign tax liability	37,591
Professional fees	16,516
Transfer agent fees and expenses	9,490
Custodian fees	3,337
Non-interested Trustees' deferred compensation fees	1,608
Fund administration fees	617
Non-interested Trustees' fees and expenses	411
12b-1 Distribution and shareholder servicing fees	407
Accrued expenses and other payables	15,440
Total Liabilities	2,557,956
Net Assets	$85,192,069

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$83,259,648
Undistributed net investment income/(loss)	(377,979)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(5,950,127)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	8,260,527
Total Net Assets	$85,192,069
Net Assets - Class A Shares	$152,011
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,916
Net Asset Value Per Share(5)	$8.99
Maximum Offering Price Per Share(6)	$9.54
Net Assets - Class C Shares	$386,651
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,614
Net Asset Value Per Share(5)	$8.87
Net Assets - Class D Shares	$13,406,418
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,498,850
Net Asset Value Per Share	$8.94
Net Assets - Class I Shares	$64,173,974
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,153,629
Net Asset Value Per Share	$8.97
Net Assets - Class S Shares	$181,514
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,121
Net Asset Value Per Share	$9.02
Net Assets - Class T Shares	$6,891,501
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	770,158
Net Asset Value Per Share	$8.95

(1) Includes $221,242 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes cost of $45,920.

(3) Premiums received $28,593.

(4) Includes $37,591 of foreign capital gains tax on investments.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$452,515
Dividends from affiliates	2,765
Affiliated securities lending income, net	459
Other income	2,184
Foreign tax withheld	(63,529)
Total Investment Income	394,394
Expenses:
Advisory fees	337,522
12b-1Distribution and shareholder servicing fees:
Class A Shares	211
Class C Shares	1,655
Class S Shares	211
Transfer agent administrative fees and expenses:
Class D Shares	6,606
Class S Shares	211
Class T Shares	9,515
Transfer agent networking and omnibus fees:
Class A Shares	229
Class C Shares	186
Class I Shares	12,162
Other transfer agent fees and expenses:
Class A Shares	10
Class C Shares	21
Class D Shares	2,421
Class I Shares	1,094
Class T Shares	94
Registration fees	62,350
Professional fees	33,030
Custodian fees	13,464
Shareholder reports expense	6,215
Fund administration fees	2,936
Non-interested Trustees’ fees and expenses	926
Other expenses	3,666
Total Expenses	494,735
Less: Excess Expense Reimbursement	(44,180)
Net Expenses	450,555
Net Investment Income/(Loss)	(56,161)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	482,318
Swap contracts	(3,047)
Total Net Realized Gain/(Loss) on Investments	479,271
Change in Unrealized Net Appreciation/Depreciation:(1)
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,364,684
Swap contracts	508
Written options contracts	10,616
Total Change in Unrealized Net Appreciation/Depreciation	4,375,808
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,798,918

(1) Includes change in unrealized appreciation/depreciation of $62,037 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Emerging Markets Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$(56,161)	$348,741
Net realized gain/(loss) on investments	479,271	(5,039,425)
Change in unrealized net appreciation/depreciation	4,375,808	12,746,897
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,798,918	8,056,213
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,109)	—
Class C Shares	(681)	—
Class D Shares	(106,544)	(27,129)
Class I Shares	(437,592)	(144,626)
Class S Shares	—	(2,678)
Class T Shares	(79,572)	(11,506)
Net Decrease from Dividends and Distributions to Shareholders	(625,498)	(185,939)
Capital Share Transactions:
Class A Shares	(92,723)	(70,857)
Class C Shares	103,940	120
Class D Shares	3,080,653	725,808
Class I Shares	19,886,428	8,040,426
Class S Shares	5,176	38,787
Class T Shares	775,587	918,073
Net Increase/(Decrease) from Capital Share Transactions	23,759,061	9,652,357
Net Increase/(Decrease) in Net Assets	27,932,481	17,522,631
Net Assets:
Beginning of period	57,259,588	39,736,957
End of period	$85,192,069	$57,259,588

Undistributed Net Investment Income/(Loss)	$(377,979)	$303,680

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$8.38	$7.15	$8.61		$8.23	$7.99	$7.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	0.01(1)	0.02(1)		0.15(1)(2)	0.28	0.03
Net realized and unrealized gain/(loss)	0.69	1.22	(1.35)		0.39	(0.01)	0.62
Total from Investment Operations	0.66	1.23	(1.33)		0.54	0.27	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	(0.13)		(0.16)	(0.03)	(0.04)
Distributions (from capital gains)	—	—	—		—	—	(0.03)
Total Dividends and Distributions	(0.05)	—	(0.13)		(0.16)	(0.03)	(0.07)
Net Asset Value, End of Period	$8.99	$8.38	$7.15		$8.61	$8.23	$7.99
Total Return*	7.94%	17.20%	(15.61)%		6.71%	3.34%	8.78%
Net Assets, End of Period (in thousands)	$152	$238	$278		$378	$275	$992
Average Net Assets for the Period (in thousands)	$177	$261	$371		$307	$759	$1,028
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.99%	2.02%	1.98%		1.97%	1.81%	2.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.82%	1.74%	1.61%		1.65%	1.48%	1.46%
Ratio of Net Investment Income/(Loss)	(0.76)%	0.17%	0.23%		1.73%(2)	0.06%	0.47%
Portfolio Turnover Rate	24%	95%	131%		59%	138%	136%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.26	$7.09	$8.50	$8.12	$7.91	$7.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	(0.03)(1)	(0.04)(1)	0.11(1)(2)	(0.20)	(0.03)
Net realized and unrealized gain/(loss)	0.68	1.20	(1.35)	0.36	0.41	0.62
Total from Investment Operations	0.63	1.17	(1.39)	0.47	0.21	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.02)	(0.09)	—	(0.04)
Distributions (from capital gains)	—	—	—	—	—	(0.03)
Total Dividends and Distributions	(0.02)	—	(0.02)	(0.09)	—	(0.07)
Net Asset Value, End of Period	$8.87	$8.26	$7.09	$8.50	$8.12	$7.91
Total Return*	7.62%	16.50%	(16.36)%	5.85%	2.65%	7.98%
Net Assets, End of Period (in thousands)	$387	$259	$225	$94	$194	$771
Average Net Assets for the Period (in thousands)	$331	$269	$121	$185	$428	$788
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.62%	2.71%	2.77%	2.68%	2.54%	3.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.48%	2.47%	2.39%	2.32%	2.16%	2.21%
Ratio of Net Investment Income/(Loss)	(1.21)%	(0.39)%	(0.47)%	1.32%(2)	(0.97)%	(0.27)%
Portfolio Turnover Rate	24%	95%	131%	59%	138%	136%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.94%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.36	$7.13	$8.58	$8.24	$8.00	$7.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.04(1)	0.04(1)	0.19(1)(2)	0.20	0.05
Net realized and unrealized gain/(loss)	0.67	1.22	(1.35)	0.37	0.09	0.60
Total from Investment Operations	0.66	1.26	(1.31)	0.56	0.29	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.03)	(0.14)	(0.22)	(0.05)	(0.04)
Distributions (from capital gains)	—	—	—	—	—	(0.03)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.08)	(0.03)	(0.14)	(0.22)	(0.05)	(0.07)
Net Asset Value, End of Period	$8.94	$8.36	$7.13	$8.58	$8.24	$8.00
Total Return*	8.07%	17.65%	(15.38)%	6.98%	3.56%	8.76%
Net Assets, End of Period (in thousands)	$13,406	$9,584	$7,583	$10,889	$9,136	$9,359
Average Net Assets for the Period (in thousands)	$11,000	$8,032	$10,066	$9,995	$9,679	$8,963
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.73%	1.68%	1.67%	1.64%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.52%	1.47%	1.30%	1.34%	1.30%	1.35%
Ratio of Net Investment Income/(Loss)	(0.25)%	0.59%	0.51%	2.18%(2)	0.61%	0.66%
Portfolio Turnover Rate	24%	95%	131%	59%	138%	136%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.40	$7.16	$8.61	$8.27	$8.01	$7.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(4)	0.06(1)	0.05(1)	0.20(1)(2)	0.19	0.07
Net realized and unrealized gain/(loss)	0.66	1.21	(1.35)	0.38	0.11	0.60
Total from Investment Operations	0.66	1.27	(1.30)	0.58	0.30	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.03)	(0.15)	(0.24)	(0.04)	(0.04)
Distributions (from capital gains)	—	—	—	—	—	(0.03)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.09)	(0.03)	(0.15)	(0.24)	(0.04)	(0.07)
Net Asset Value, End of Period	$8.97	$8.40	$7.16	$8.61	$8.27	$8.01
Total Return*	8.00%	17.77%	(15.22)%	7.19%	3.78%	9.05%
Net Assets, End of Period (in thousands)	$64,174	$41,342	$27,417	$21,896	$15,996	$8,392
Average Net Assets for the Period (in thousands)	$42,350	$38,073	$22,174	$19,341	$12,309	$5,502
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.60%	1.56%	1.52%	1.50%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.37%	1.17%	1.18%	1.14%	1.19%
Ratio of Net Investment Income/(Loss)	(0.11)%	0.73%	0.61%	2.29%(2)	1.16%	0.90%
Portfolio Turnover Rate	24%	95%	131%	59%	138%	136%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.94%, respectively.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Emerging Markets Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.36	$7.14	$8.56	$8.24	$7.97	$7.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	0.02(1)	0.03(1)	0.18(1)(2)	0.14	0.02
Net realized and unrealized gain/(loss)	0.68	1.22	(1.33)	0.36	0.14	0.61
Total from Investment Operations	0.66	1.24	(1.30)	0.54	0.28	0.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	(0.12)	(0.22)	(0.01)	(0.04)
Distributions (from capital gains)	—	—	—	—	—	(0.03)
Total Dividends and Distributions	—	(0.02)	(0.12)	(0.22)	(0.01)	(0.07)
Net Asset Value, End of Period	$9.02	$8.36	$7.14	$8.56	$8.24	$7.97
Total Return*	7.89%	17.39%	(15.32)%	6.67%	3.55%	8.50%
Net Assets, End of Period (in thousands)	$182	$163	$124	$147	$337	$676
Average Net Assets for the Period (in thousands)	$169	$701	$166	$326	$481	$676
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.99%	2.09%	2.01%	2.05%	1.97%	2.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.78%	1.74%	1.43%	1.54%	1.48%	1.64%
Ratio of Net Investment Income/(Loss)	(0.55)%	0.23%	0.33%	2.10%(2)	0.05%	0.29%
Portfolio Turnover Rate	24%	95%	131%	59%	138%	136%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.37	$7.14	$8.60	$8.26	$7.99	$7.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	0.04(1)	0.09(1)	0.19(1)(2)	0.29	0.05
Net realized and unrealized gain/(loss)	0.68	1.21	(1.41)	0.37	0.01	0.60
Total from Investment Operations	0.66	1.25	(1.32)	0.56	0.30	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.02)	(0.14)	(0.22)	(0.03)	(0.04)
Distributions (from capital gains)	—	—	—	—	—	(0.03)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.08)	(0.02)	(0.14)	(0.22)	(0.03)	(0.07)
Net Asset Value, End of Period	$8.95	$8.37	$7.14	$8.60	$8.26	$7.99
Total Return*	8.03%	17.53%	(15.52)%	6.92%	3.73%	8.78%
Net Assets, End of Period (in thousands)	$6,892	$5,673	$4,111	$1,207	$825	$2,141
Average Net Assets for the Period (in thousands)	$7,619	$4,632	$2,578	$1,121	$2,105	$2,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.79%	1.79%	1.77%	1.70%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.56%	1.44%	1.41%	1.37%	1.42%
Ratio of Net Investment Income/(Loss)	(0.44)%	0.47%	1.09%	2.19%(2)	(0.19)%	0.58%
Portfolio Turnover Rate	24%	95%	131%	59%	138%	136%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.94%, respectively.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Emerging Markets Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

22	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,013,244 were transferred out of Level 3 to Level 1 since the current market for the securities with quoted prices are considered active.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	23

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that

24	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2017, the Fund has restricted cash in the amount of $453,186. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates, as well as investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

Janus Investment Fund	25

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $368,344. There were no forward currency contracts held at March 31, 2017.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-

26	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased call options is $57,274.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period ended March 31, 2017, the average ending monthly market value amounts on written call options is $17,949.

Written option activity for the period ended March 31, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2016	1,754,183	$ 28,593
Options written	-	-
Options closed	-	-
Options expired	-	-
Options exercised	-	-
Options outstanding at March 31, 2017	1,754,183	$ 28,593

Janus Investment Fund	27

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended March 31, 2017, the average ending monthly market value amounts on total return swaps which are long the reference asset is $2,304.

28	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2017

	Currency Contracts		Equity Contracts	Total
Asset Derivatives:
Unaffiliated investments, at value	$ 37,304	(a)	$ -	$37,304
Outstanding swap contracts, at value	-		10,875	10,875

Total Asset Derivatives	$ 37,304		$ 10,875	$48,179

Liability Derivatives:
Options written, at value	$ 3,333		$ -	$ 3,333

(a) Amounts relate to purchased options.
(b) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Investments and foreign currency transactions	$ 63,661	(a)	$ -	$63,661
Swap contracts	-		(3,047)	(3,047)

Total	$ 63,661		$ (3,047)	$60,614

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (3,559)	(b)	$ -	$ (3,559)
Swap contracts	-		508	508
Written options contracts	10,616		-	10,616

Total	$ 7,057		$ 508	$ 7,565
(a)	Amounts relate to forward currency contracts.
(b)	Amounts relate to forward currency contracts and purchased options.
(c) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

Janus Investment Fund	29

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2017, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject

30	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2017, the Fund has available investment quota of $243,186. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral

Janus Investment Fund	31

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$10,875	$—	$—	$10,875
Deutsche Bank AG	221,242	—	(221,242)	—
Goldman Sachs International	37,304	(3,333)	—	33,971

Total	$269,421	$(3,333)	$(221,242)	$44,846
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$3,333	$(3,333)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

32	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $221,242 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2017 is $233,100, resulting in the net amount due to the counterparty of $11,858.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 1.00%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI Emerging Markets IndexSM.

Janus Investment Fund	33

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 1.10%.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser and is responsible for a portion of the Fund subject to the general oversight of Janus Capital. Janus Singapore is an indirect wholly-owned subsidiary of Janus Capital. Janus Capital pays Janus Singapore a fee equal to one-third of the advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.24% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other

34	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of

Janus Investment Fund	35

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $195.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $40 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2017.

As of March 31, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	54	41
Class S Shares	63	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be

36	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $44,726 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(2,653,460)	$(3,276,645)	$ (5,930,105)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 78,896,234	$10,052,820	$ (2,321,821)	$ 7,730,999

Janus Investment Fund	37

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	4,840	$ 42,880	12,017	$ 93,775
Reinvested dividends and distributions	140	1,109	-	-
Shares repurchased	(16,451)	(136,712)	(22,502)	(164,632)
Net Increase/(Decrease)	(11,471)	$ (92,723)	(10,485)	$ (70,857)
Class C Shares:
Shares sold	14,194	$ 119,511	13,912	$ 105,001
Reinvested dividends and distributions	87	681	-	-
Shares repurchased	(2,040)	(16,252)	(14,188)	(104,881)
Net Increase/(Decrease)	12,241	$ 103,940	(276)	$ 120
Class D Shares:
Shares sold	680,019	$ 5,769,148	335,337	$ 2,615,373
Reinvested dividends and distributions	13,174	103,942	3,563	26,474
Shares repurchased	(340,243)	(2,792,437)	(255,980)	(1,916,039)
Net Increase/(Decrease)	352,950	$ 3,080,653	82,920	$ 725,808
Class I Shares:
Shares sold	2,593,860	$22,995,697	2,274,810	$16,818,769
Reinvested dividends and distributions	55,251	437,592	19,413	144,626
Shares repurchased	(419,614)	(3,546,861)	(1,199,329)	(8,922,969)
Net Increase/(Decrease)	2,229,497	$19,886,428	1,094,894	$ 8,040,426
Class S Shares:
Shares sold	905	$ 7,638	136,594	$ 1,052,134
Reinvested dividends and distributions	-	-	360	2,678
Shares repurchased	(290)	(2,462)	(134,816)	(1,016,025)
Net Increase/(Decrease)	615	$ 5,176	2,138	$ 38,787
Class T Shares:
Shares sold	449,885	$ 3,790,721	768,559	$ 5,771,719
Reinvested dividends and distributions	10,048	79,379	1,543	11,482
Shares repurchased	(367,430)	(3,094,513)	(667,825)	(4,865,128)
Net Increase/(Decrease)	92,503	$ 775,587	102,277	$ 918,073

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$38,489,835	$ 14,502,361	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the

38	MARCH 31, 2017

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

consummation of the Merger may cause such investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, an Agreement and Plan of Reorganization that provides for the merger (the “Fund Merger”) of the Fund into Janus Henderson Emerging Markets Fund, a newly formed series of the Trust (the “Acquiring Fund”). The Acquiring Fund is being formed to facilitate the transfer of Henderson Emerging Markets Fund (the “Henderson Fund”), a mutual fund managed by Henderson Global Investors (North America) Inc., a subsidiary of Henderson, to the Janus Capital platform through a merger of the Henderson Fund into the Acquiring Fund. The investment objective and principal investment policies of the Acquiring Fund will correspond to those of the Henderson Fund, and the Acquiring Fund will be managed by Henderson Fund portfolio managers. The Henderson Fund is expected to be the surviving fund for accounting purposes. At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Fund Merger, among other proposals, to Fund shareholders for approval.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Fund Merger

At the Meeting, Fund shareholders approved the Fund Merger. The Fund Merger is conditioned on the consummation of the Merger. If the Merger is consummated, the Fund Merger is anticipated to be effective June 12, 2017.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Janus Investment Fund	39

Janus Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

40	MARCH 31, 2017

Janus Emerging Markets Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	41

Janus Emerging Markets Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

42	MARCH 31, 2017

Janus Emerging Markets Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Janus Emerging Markets Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Emerging Markets Fund

Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Emerging Markets Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Janus Emerging Markets Fund

Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Emerging Markets Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

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Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93039 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Enterprise Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Enterprise Fund

Janus Enterprise Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Brian Demain co-portfolio manager	Cody Wheaton co-portfolio manager

PERFORMANCE OVERVIEW

Janus Enterprise Fund’s Class I Shares returned 7.51% over the six-month period ended March 31, 2017. The Fund’s benchmark, the Russell Midcap Growth Index, returned 7.38%.

INVESTMENT ENVIRONMENT

U.S. equities enjoyed strong returns during the six-month period. Stocks rallied after the November U.S. presidential election, as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Economic data suggested global economic growth was returning and also played a role in helping boost equities. While stocks gained ground, they were volatile toward the end of the period as investors questioned how quickly Congress might implement some of the new administration’s proposed policies.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Russell Midcap Growth Index, for the period. Our Fund tends to emphasize “durable growth” companies that we believe have more predictable business models, recurring revenue streams, strong free cash flow growth and strong competitive positioning that should allow them to take market share and experience sustainable long-term growth across a variety of economic environments. We believe a collection of these higher quality growth companies can help the Fund outperform when markets are down and drive relative outperformance over full market cycles. This period some of our top contributors to performance exemplify the typical characteristics we seek in companies.

KLA-Tencor was our top contributor to performance. The company produces metrology and inspection equipment used by semiconductor manufacturers. The stock rose as the outlook for semiconductor demand improved during the period. KLA-Tencor and Lam Research, another holding in the portfolio, also called off a potential merger, which removed a negative overhang for the stock. We believed there were synergies between the companies, but two delays in the merger had caused both stocks to underperform, and like other investors, we were glad to receive some final clarity on the issue. We still like KLA’s long-term outlook with or without the merger, as we think its equipment will be in high demand as semiconductor manufacturers continue to make semiconductors smaller. We also like the company’s history of producing high returns on invested capital and high operating margins through the entire semiconductor cycle.

Lamar Advertising was another contributor. We believe investors gravitated to the billboard operator’s stock because the company has a few characteristics that make it preferable to other real estate investment trusts (REITs) in a rising rate environment. Lamar has less leverage than many other REITs, making its earnings less vulnerable to rising rates. The advertising contracts for billboards also have a shorter duration than the rental contracts for most REITs, meaning Lamar can reset prices and increase revenues quicker when the economy strengthens. The company has been a holding in our portfolio for a long time because we like the recurring revenue streams from its billboard contracts and we believe it operates in an industry with high barriers to entry. Permitting restrictions for the number of billboards along roadways makes it difficult for a would-be competitor to establish a similarly wide network of billboards.

LPL Financial was another large contributor. The stock benefited from the prospects of rising interest rates, which should boost earnings from reinvesting customers’ cash. While rising rates should boost LPL’s earnings power, we don’t hold the stock as a call on rising interest rates. We believe the company also benefits from secular changes in wealth management. The company provides brokerage and investment advisory services to independent financial advisors and we believe it will benefit from a trend toward independent, fee-based

Janus Investment Fund	1

Janus Enterprise Fund (unaudited)(closed to certain new investors)

financial advice. Further, we think a couple of headwinds that had been affecting the company, including regulatory actions and technology investments that were depressing margins, are now behind it.

While generally pleased with our performance during the period, we also held stocks that detracted. Cimpress was our largest detractor. Profit margins have been a little weaker than expected due to some investments the company pulled forward, but we view this as a short-term issue. We think Cimpress has a unique business model, using its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards for small businesses. The company has periodic reinvestment cycles to improve its printing capabilities but has historically earned a strong return on those investments over the long term. Given its history, we are unconcerned about the recent investments.

World Fuel Services was another detractor. The fuel logistics company has had difficulties managing its costs, which has negatively affected the stock. We believe World Fuel Services will ultimately address its cost issues. We continue to hold the stock, and believe a business linking fuel buyers and sellers in transportation markets around the world is a valuable service for clients. We also believe the company can continue to take share within the fragmented industries in which it operates.

Athenahealth was also a detractor. Concerns about the company’s growth in 2017 weighed on the stock in the fourth quarter, as did uncertainty about the Trump administration’s commitment to incentivizing health care companies to adopt better health care technology infrastructure. We view both issues as transitory. Athenahealth’s cloud-based software services for electronic health records, revenue cycle management and patient care coordination have the potential to remove inefficiency from the health care system and the business rationale for adopting these services remains compelling, even if some of the tax incentives for health care companies to adopt new technology go away. We continue to expect a long runway of growth for the company.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe there could be a gap between the market’s expectation of what will happen under a Trump administration and Republican-controlled Congress and the reality of what might happen. The rapid rise of U.S. stocks since November seems to imply that tax cuts, infrastructure spending and deregulation are immediately on the way. However, Congress’ failure to replace the Affordable Care Act shows that reform doesn’t come easy in Washington, if it comes at all.

We freely admit we don’t have any advantage in handicapping the probability of any of these events. Importantly, we won’t try to do so. We aren’t dramatically tilting our portfolio to make it overexposed to stocks that will benefit from one of the new administrations promises. We think such a strategy would subject the portfolio to more volatility if some of the administration’s proposed plans don’t come to pass.

Instead, we are carefully managing the risk in our portfolio in an effort to make sure we aren’t over- or underexposed to a particular issue. For example, we are balancing our exposure to companies that already pay low tax rates with companies that would benefit from tax reform. We are also monitoring our portfolio weighting to financial companies that benefit from an increase in interest rates and other companies that use more debt or have reasons why rising interest rates pose a headwind.

As long as political issues pose a risk to markets, we will try to avoid making active bets about the likelihood of a particular political event occurring. We would rather center our risk on individual stock selection. In the past five years, we believe we have proved this is an area where we can add value.

Thank you for your investment in Janus Enterprise Fund.

2	MARCH 31, 2017

Janus Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	KLA-Tencor Corp	0.44%	Cimpress NV	-0.22%
	Lamar Advertising Co	0.42%	World Fuel Services Corp	-0.17%
	Lam Research Corp	0.41%	athenahealth Inc	-0.11%
	LPL Financial Holdings Inc	0.36%	STERIS PLC	-0.08%
	TE Connectivity Ltd	0.34%	Sealed Air Corp	-0.07%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.43%	0.00%	7.18%
	Consumer Discretionary	0.37%	9.96%	23.47%
	Real Estate	0.29%	4.63%	4.79%
	Health Care	0.27%	17.96%	15.26%
	Financials	0.01%	7.04%	5.31%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.57%	7.52%	0.00%
	Materials	-0.17%	2.13%	5.17%
	Industrials	-0.14%	17.64%	14.69%
	Information Technology	-0.03%	32.35%	22.33%
	Energy	-0.01%	0.77%	1.36%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Sensata Technologies Holding NV
Electrical Equipment	2.5%
Lamar Advertising Co
Equity Real Estate Investment Trusts (REITs)	2.4%
TD Ameritrade Holding Corp
Capital Markets	2.0%
Crown Castle International Corp
Equity Real Estate Investment Trusts (REITs)	1.9%
TE Connectivity Ltd
Electronic Equipment, Instruments & Components	1.9%
10.7%

Asset Allocation - (% of Net Assets)
Common Stocks	92.1%
Investment Companies	9.7%
Preferred Stocks	0.3%
Other	(2.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Enterprise Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	7.31%	16.40%	13.01%	9.35%	10.65%	1.18%
Class A Shares at MOP(1)	1.14%	9.71%	11.67%	8.71%	10.38%
Class C Shares at NAV(1)	6.98%	15.66%	12.24%	8.54%	9.86%	1.81%
Class C Shares at CDSC(1)	5.98%	14.66%	12.24%	8.54%	9.86%
Class D Shares(1)	7.49%	16.77%	13.34%	9.60%	10.78%	0.84%
Class I Shares(1)	7.51%	16.85%	13.43%	9.54%	10.75%	0.78%
Class N Shares(1)	7.56%	16.95%	13.26%	9.54%	10.75%	0.68%
Class R Shares(1)	7.17%	16.09%	12.69%	8.97%	10.26%	1.43%
Class S Shares(1)	7.30%	16.37%	12.98%	9.25%	10.52%	1.18%
Class T Shares(1)	7.44%	16.67%	13.26%	9.54%	10.75%	0.93%
Russell Midcap Growth Index	7.38%	14.07%	11.95%	8.13%	9.88%
Morningstar Quartile - Class T Shares	-	2nd	1st	1st	2nd
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	243/659	58/585	59/545	40/141

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Enterprise Fund (unaudited)(closed to certain new investors)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Enterprise Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,073.10	$5.84	$1,000.00	$1,019.30	$5.69	1.13%
Class C Shares	$1,000.00	$1,069.80	$9.19	$1,000.00	$1,016.06	$8.95	1.78%
Class D Shares	$1,000.00	$1,074.90	$4.29	$1,000.00	$1,020.79	$4.18	0.83%
Class I Shares	$1,000.00	$1,075.10	$3.98	$1,000.00	$1,021.09	$3.88	0.77%
Class N Shares	$1,000.00	$1,075.60	$3.52	$1,000.00	$1,021.54	$3.43	0.68%
Class R Shares	$1,000.00	$1,071.70	$7.33	$1,000.00	$1,017.85	$7.14	1.42%
Class S Shares	$1,000.00	$1,073.00	$6.05	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$1,074.40	$4.76	$1,000.00	$1,020.34	$4.63	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 92.1%
Aerospace & Defense – 1.5%
HEICO Corp	.903,513	$67,763,475
Teledyne Technologies Inc*	1,062,538	134,368,555
		202,132,030
Air Freight & Logistics – 0.9%
Expeditors International of Washington Inc	1,976,829	111,671,070
Airlines – 1.5%
Ryanair Holdings PLC (ADR)*	2,294,237	190,375,786
Banks – 0.6%
SVB Financial Group*	425,309	79,145,752
Biotechnology – 2.6%
Alkermes PLC*	859,646	50,289,291
Celgene Corp*,†	1,236,982	153,917,670
Neurocrine Biosciences Inc*	1,689,313	73,147,253
TESARO Inc*	370,768	57,050,072
		334,404,286
Building Products – 1.6%
Allegion PLC	1,063,753	80,526,102
AO Smith Corp	2,430,905	124,365,100
		204,891,202
Capital Markets – 4.8%
FactSet Research Systems Inc	352,729	58,168,539
LPL Financial Holdings Inc	4,211,830	167,757,189
MSCI Inc	1,459,402	141,839,280
TD Ameritrade Holding Corp	6,812,570	264,736,470
		632,501,478
Chemicals – 0.2%
Potash Corp of Saskatchewan Inc#	1,920,011	32,793,788
Commercial Services & Supplies – 2.0%
Edenred	4,158,214	98,247,880
Ritchie Bros Auctioneers Inc†	4,865,733	160,082,616
		258,330,496
Communications Equipment – 0.7%
Harris Corp	808,293	89,938,762
Containers & Packaging – 1.7%
Sealed Air Corp	4,988,836	217,413,473
Diversified Consumer Services – 1.6%
ServiceMaster Global Holdings Inc*	4,944,993	206,453,458
Electrical Equipment – 3.0%
AMETEK Inc†	1,325,081	71,660,380
Sensata Technologies Holding NV*	7,495,188	327,314,860
		398,975,240
Electronic Equipment, Instruments & Components – 6.2%
Amphenol Corp	1,334,772	94,995,723
Belden Inc	1,494,218	103,384,943
Flex Ltd*	10,807,913	181,572,938
National Instruments Corp	5,774,473	188,016,841
TE Connectivity Ltd	3,311,031	246,837,361
		814,807,806
Equity Real Estate Investment Trusts (REITs) – 4.3%
Crown Castle International Corp	2,656,463	250,902,930
Lamar Advertising Co	4,131,125	308,760,283
		559,663,213
Health Care Equipment & Supplies – 8.3%
Boston Scientific Corp*	9,086,678	225,985,682
Cooper Cos Inc	687,927	137,509,728
DexCom Inc*	1,227,425	103,999,720
ICU Medical Inc*	327,596	50,023,909
STERIS PLC	2,788,434	193,684,626

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Teleflex Inc	.802,930	$155,551,629
Varian Medical Systems Inc*	2,341,103	213,344,716
		1,080,100,010
Health Care Providers & Services – 0.9%
Henry Schein Inc*,†	728,487	123,820,935
Health Care Technology – 1.5%
athenahealth Inc*	1,733,723	195,373,245
Hotels, Restaurants & Leisure – 2.7%
Dunkin' Brands Group Inc	3,553,585	194,310,028
Norwegian Cruise Line Holdings Ltd*	3,030,531	153,738,838
		348,048,866
Industrial Conglomerates – 0.5%
Roper Technologies Inc	344,960	71,230,790
Information Technology Services – 8.9%
Amdocs Ltd†	3,751,945	228,831,126
Broadridge Financial Solutions Inc	2,247,316	152,705,122
Euronet Worldwide Inc*	249,296	21,319,794
Fidelity National Information Services Inc	2,107,066	167,764,595
Gartner Inc*	1,168,741	126,212,341
Global Payments Inc	1,833,599	147,934,767
Jack Henry & Associates Inc	1,443,625	134,401,488
WEX Inc*	1,850,903	191,568,461
		1,170,737,694
Insurance – 1.9%
Aon PLC	2,057,153	244,163,490
Internet Software & Services – 2.6%
Cimpress NV*,#	2,180,131	187,905,491
CoStar Group Inc*	742,884	153,940,422
		341,845,913
Leisure Products – 0.4%
Polaris Industries Inc#	677,828	56,801,986
Life Sciences Tools & Services – 5.3%
PerkinElmer Inc	4,011,381	232,900,781
Quintiles IMS Holdings Inc*,†	2,963,652	238,662,896
Waters Corp*	1,390,498	217,348,742
		688,912,419
Machinery – 2.0%
Middleby Corp*	552,743	75,421,782
Rexnord Corp*,†	5,156,052	119,001,680
Wabtec Corp/DE#	838,492	65,402,376
		259,825,838
Media – 1.1%
Omnicom Group Inc	1,682,687	145,064,446
Multiline Retail – 0.6%
Dollar General Corp	1,217,385	84,888,256
Oil, Gas & Consumable Fuels – 0.5%
World Fuel Services Corp	1,993,690	72,271,263
Professional Services – 2.5%
IHS Markit Ltd*	3,002,941	125,973,375
Verisk Analytics Inc*	2,516,642	204,200,332
		330,173,707
Road & Rail – 1.3%
Canadian Pacific Railway Ltd	467,277	68,652,337
Old Dominion Freight Line Inc†	1,118,379	95,699,691
		164,352,028
Semiconductor & Semiconductor Equipment – 5.8%
KLA-Tencor Corp	1,971,653	187,445,051
Lam Research Corp	1,350,216	173,313,726

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Microchip Technology Inc	.1,481,147	$109,279,026
ON Semiconductor Corp*	7,728,311	119,711,537
Xilinx Inc	2,819,395	163,214,777
		752,964,117
Software – 8.2%
Atlassian Corp PLC*	5,128,645	153,602,918
Cadence Design Systems Inc*	5,185,404	162,821,686
Constellation Software Inc/Canada	470,636	231,300,764
Intuit Inc	954,670	110,732,173
Nice Ltd (ADR)	2,684,831	182,514,811
SS&C Technologies Holdings Inc	6,541,852	231,581,561
		1,072,553,913
Specialty Retail – 0.9%
Tractor Supply Co	566,872	39,097,162
Williams-Sonoma Inc#	1,402,197	75,185,803
		114,282,965
Textiles, Apparel & Luxury Goods – 3.0%
Carter's Inc	1,128,476	101,337,145
Gildan Activewear Inc	6,524,025	176,409,636
Lululemon Athletica Inc*	990,198	51,269,885
Wolverine World Wide Inc	2,772,979	69,241,286
		398,257,952
Total Common Stocks (cost $9,274,998,382)		12,049,167,673
Preferred Stocks – 0.3%
Electronic Equipment, Instruments & Components – 0.1%
Belden Inc, 6.7500%	124,900	12,115,300
Machinery – 0.2%
Rexnord Corp, 5.7500%	600,000	32,958,000
Total Preferred Stocks (cost $42,490,000)		45,073,300
Investment Companies – 9.7%
Investments Purchased with Cash Collateral from Securities Lending – 1.6%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	211,140,904	211,140,904
Money Markets – 8.1%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	1,051,985,875	1,051,985,875
Total Investment Companies (cost $1,263,126,779)		1,263,126,779
Total Investments (total cost $10,580,615,161) – 102.1%		13,357,367,752
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(280,580,855)
Net Assets – 100%		$13,076,786,897

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$12,063,387,216	90.3%
Canada	669,239,141	5.0
Ireland	190,375,786	1.4
Israel	182,514,811	1.4
Australia	153,602,918	1.2
France	98,247,880	0.7

Total	$13,357,367,752	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	4/20/17	14,000,000	$14,945,113	$(68,924)
Barclays Capital, Inc.:
Canadian Dollar	4/27/17	10,417,000	7,837,161	(4,388)
Euro	4/27/17	80,400,000	85,856,050	582,392

			93,693,211	578,004
Citibank NA:
Canadian Dollar	4/27/17	25,015,000	18,819,869	14,600
Euro	4/27/17	53,198,000	56,808,087	422,624

			75,627,956	437,224
HSBC Securities (USA), Inc.:
Canadian Dollar	4/20/17	13,368,000	10,056,130	13,320
Euro	4/20/17	34,328,000	36,645,419	(152,695)

			46,701,549	(139,375)
JPMorgan Chase & Co.:
Euro	4/27/17	48,999,000	52,324,137	(349,895)
RBC Capital Markets Corp.:
Canadian Dollar	4/20/17	37,410,000	28,141,817	49,932
Euro	4/20/17	25,300,000	27,007,955	(130,196)

			55,149,772	(80,264)
Total			$338,441,738	$376,770

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Enterprise Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $263,295,800.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC
433,157,179	972,337,928	(1,194,354,203)	211,140,904	$—	$897,644(1)	$211,140,904
Janus Cash Liquidity Fund LLC
638,312,949	1,801,595,926	(1,387,923,000)	1,051,985,875	—	2,071,365	1,051,985,875

Total				$—	$2,969,009	$1,263,126,779
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	MARCH 31, 2017

Janus Enterprise Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$12,049,167,673	$-	$-
Preferred Stocks	-	45,073,300	-
Investment Companies	-	1,263,126,779	-
Total Investments in Securities	$12,049,167,673	$1,308,200,079	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	1,082,868	-
Total Assets	$12,049,167,673	$1,309,282,947	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$706,098	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$10,580,615,161
Unaffiliated investments, at value(1)	12,094,240,973
Affiliated investments, at value	1,263,126,779
Forward currency contracts	1,082,868
Closed foreign currency contracts	7,049
Non-interested Trustees' deferred compensation	246,619
Receivables:
Fund shares sold	39,062,380
Investments sold	4,892,164
Dividends	4,279,125
Dividends from affiliates	577,840
Other assets	77,523
Total Assets	13,407,593,320
Liabilities:
Due to custodian	268
Collateral for securities loaned (Note 3)	211,140,904
Forward currency contracts	706,098
Payables:	—
Investments purchased	85,041,650
Fund shares repurchased	23,626,974
Advisory fees	7,447,513
Transfer agent fees and expenses	1,652,532
12b-1 Distribution and shareholder servicing fees	555,789
Non-interested Trustees' deferred compensation fees	246,619
Fund administration fees	110,549
Non-interested Trustees' fees and expenses	76,179
Professional fees	15,826
Custodian fees	2,132
Accrued expenses and other payables	183,390
Total Liabilities	330,806,423
Net Assets	$13,076,786,897

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,157,301,060
Undistributed net investment income/(loss)	7,759,039
Undistributed net realized gain/(loss) from investments and foreign currency transactions	134,579,135
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,777,147,663
Total Net Assets	$13,076,786,897
Net Assets - Class A Shares	$615,073,914
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,182,192
Net Asset Value Per Share(2)	$99.49
Maximum Offering Price Per Share(3)	$105.56
Net Assets - Class C Shares	$242,698,002
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,593,459
Net Asset Value Per Share(2)	$93.58
Net Assets - Class D Shares	$1,552,285,847
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,284,629
Net Asset Value Per Share	$101.56
Net Assets - Class I Shares	$3,662,118,315
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,888,493
Net Asset Value Per Share	$102.04
Net Assets - Class N Shares	$2,457,667,211
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,020,851
Net Asset Value Per Share	$102.31
Net Assets - Class R Shares	$163,801,323
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,688,868
Net Asset Value Per Share	$96.99
Net Assets - Class S Shares	$546,946,036
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,518,994
Net Asset Value Per Share	$99.10
Net Assets - Class T Shares	$3,836,196,249
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,982,537
Net Asset Value Per Share	$101.00

(1) Includes $206,456,737 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$54,746,239
Dividends from affiliates	2,071,365
Affiliated securities lending income, net	897,644
Other income	13
Foreign tax withheld	(826,342)
Total Investment Income	56,888,919
Expenses:
Advisory fees	35,982,295
12b-1Distribution and shareholder servicing fees:
Class A Shares	771,646
Class C Shares	1,081,246
Class R Shares	376,244
Class S Shares	628,856
Transfer agent administrative fees and expenses:
Class D Shares	881,332
Class R Shares	189,186
Class S Shares	628,856
Class T Shares	4,237,225
Transfer agent networking and omnibus fees:
Class A Shares	735,899
Class C Shares	121,142
Class I Shares	1,398,457
Other transfer agent fees and expenses:
Class A Shares	34,442
Class C Shares	14,084
Class D Shares	153,645
Class I Shares	59,985
Class N Shares	24,653
Class R Shares	1,069
Class S Shares	2,270
Class T Shares	8,182
Fund administration fees	534,113
Shareholder reports expense	381,386
Registration fees	269,533
Non-interested Trustees’ fees and expenses	178,766
Professional fees	59,014
Custodian fees	46,299
Other expenses	336,750
Total Expenses	49,136,575
Less: Excess Expense Reimbursement	(177,078)
Net Expenses	48,959,497
Net Investment Income/(Loss)	7,929,422
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	134,662,074
Total Net Realized Gain/(Loss) on Investments	134,662,074
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	713,402,979
Total Change in Unrealized Net Appreciation/Depreciation	713,402,979
Net Increase/(Decrease) in Net Assets Resulting from Operations	$855,994,475

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Enterprise Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$7,929,422	$15,324,887
Net realized gain/(loss) on investments	134,662,074	178,049,082
Change in unrealized net appreciation/depreciation	713,402,979	1,013,053,283
Net Increase/(Decrease) in Net Assets Resulting from Operations	855,994,475	1,206,427,252
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(638,474)
Class D Shares	(1,299,025)	(3,418,521)
Class I Shares	(4,675,427)	(5,579,295)
Class N Shares	(4,077,477)	(3,266,138)
Class S Shares	—	(334,869)
Class T Shares	(2,240,390)	(5,388,841)
Total Dividends from Net Investment Income	(12,292,319)	(18,626,138)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(10,475,875)	(11,426,367)
Class C Shares	(3,754,688)	(3,495,266)
Class D Shares	(23,314,536)	(44,657,418)
Class I Shares	(45,129,032)	(48,698,657)
Class N Shares	(29,769,271)	(25,597,498)
Class R Shares	(2,515,194)	(3,952,702)
Class S Shares	(8,229,225)	(12,944,744)
Class T Shares	(53,447,457)	(72,142,283)
Total Distributions from Net Realized Gain from Investment Transactions	(176,635,278)	(222,914,935)
Net Decrease from Dividends and Distributions to Shareholders	(188,927,597)	(241,541,073)
Capital Share Transactions:
Class A Shares	25,825,992	219,763,258
Class C Shares	44,922,532	93,011,469
Class D Shares	48,443,274	48,085,051
Class I Shares	959,273,145	1,049,959,132
Class N Shares	919,816,204	736,486,030
Class R Shares	20,785,932	22,122,158
Class S Shares	48,729,652	93,611,454
Class T Shares	587,168,402	941,058,297
Net Increase/(Decrease) from Capital Share Transactions	2,654,965,133	3,204,096,849
Net Increase/(Decrease) in Net Assets	3,322,032,011	4,168,983,028
Net Assets:
Beginning of period	9,754,754,886	5,585,771,858
End of period	$13,076,786,897	$9,754,754,886

Undistributed Net Investment Income/(Loss)	$7,759,039	$12,121,936

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$94.24	$83.92	$83.97		$79.08	$64.53	$52.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(1)	(0.04)(1)	0.14(1)		(0.21)(1)	0.12	(0.27)
Net realized and unrealized gain/(loss)	6.87	13.68	4.78		9.44	16.70	12.37
Total from Investment Operations	6.81	13.64	4.92		9.23	16.82	12.10
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.18)	—		—	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)		(4.34)	(2.27)	—
Total Dividends and Distributions	(1.56)	(3.32)	(4.97)		(4.34)	(2.27)	—
Net Asset Value, End of Period	$99.49	$94.24	$83.92		$83.97	$79.08	$64.53
Total Return*	7.31%	16.72%	5.88%		12.07%	26.78%	23.08%
Net Assets, End of Period (in thousands)	$615,074	$552,545	$282,626		$104,169	$93,983	$70,811
Average Net Assets for the Period (in thousands)	$618,151	$385,855	$180,646		$101,667	$80,016	$69,350
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.18%	1.14%		1.16%	1.12%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.15%	1.13%		1.16%	1.09%	1.17%
Ratio of Net Investment Income/(Loss)	(0.13)%	(0.05)%	0.16%		(0.25)%	0.18%	(0.39)%
Portfolio Turnover Rate	5%	8%	17%		17%	17%	14%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$89.01	$79.78	$80.56	$76.52	$62.98	$51.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.35)(1)	(0.58)(1)	(0.39)(1)	(0.71)(1)	(0.14)	(0.73)
Net realized and unrealized gain/(loss)	6.48	12.95	4.58	9.09	15.95	12.15
Total from Investment Operations	6.13	12.37	4.19	8.38	15.81	11.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)	—
Total Dividends and Distributions	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)	—
Net Asset Value, End of Period	$93.58	$89.01	$79.78	$80.56	$76.52	$62.98
Total Return*	6.98%	15.95%	5.19%	11.34%	25.81%	22.15%
Net Assets, End of Period (in thousands)	$242,698	$185,629	$77,748	$47,481	$35,702	$25,271
Average Net Assets for the Period (in thousands)	$219,327	$118,888	$63,110	$40,463	$29,470	$24,529
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	1.81%	1.78%	1.82%	1.86%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.78%	1.81%	1.78%	1.82%	1.85%	1.92%
Ratio of Net Investment Income/(Loss)	(0.77)%	(0.71)%	(0.46)%	(0.90)%	(0.59)%	(1.13)%
Portfolio Turnover Rate	5%	8%	17%	17%	17%	14%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$96.10	$85.33	$85.09	$79.95	$65.07	$52.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.23(1)	0.48(1)	0.05(1)	0.25	(0.05)
Net realized and unrealized gain/(loss)	7.02	13.92	4.76	9.55	16.90	12.41
Total from Investment Operations	7.11	14.15	5.24	9.60	17.15	12.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.24)	(0.03)	(0.12)	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)	—
Total Dividends and Distributions	(1.65)	(3.38)	(5.00)	(4.46)	(2.27)	—
Net Asset Value, End of Period	$101.56	$96.10	$85.33	$85.09	$79.95	$65.07
Total Return*	7.49%	17.06%	6.19%	12.43%	27.07%	23.45%
Net Assets, End of Period (in thousands)	$1,552,286	$1,420,155	$1,214,008	$1,178,379	$1,105,852	$914,181
Average Net Assets for the Period (in thousands)	$1,471,312	$1,301,480	$1,278,374	$1,175,886	$1,005,221	$897,574
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.84%	0.84%	0.84%	0.86%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.84%	0.84%	0.84%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	0.18%	0.26%	0.54%	0.06%	0.41%	(0.08)%
Portfolio Turnover Rate	5%	8%	17%	17%	17%	14%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$96.60	$85.81	$85.51	$80.37	$65.32	$52.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.29(1)	0.50(1)	0.13(1)	0.29	0.05
Net realized and unrealized gain/(loss)	7.04	14.00	4.83	9.55	17.03	12.41
Total from Investment Operations	7.16	14.29	5.33	9.68	17.32	12.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.36)	(0.06)	(0.20)	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)	—
Total Dividends and Distributions	(1.72)	(3.50)	(5.03)	(4.54)	(2.27)	—
Net Asset Value, End of Period	$102.04	$96.60	$85.81	$85.51	$80.37	$65.32
Total Return*	7.51%	17.15%	6.28%	12.47%	27.23%	23.57%
Net Assets, End of Period (in thousands)	$3,662,118	$2,524,615	$1,229,458	$547,204	$490,913	$367,419
Average Net Assets for the Period (in thousands)	$2,967,699	$1,776,987	$861,229	$545,347	$415,493	$373,454
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.78%	0.74%	0.75%	0.74%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.78%	0.74%	0.75%	0.74%	0.75%
Ratio of Net Investment Income/(Loss)	0.25%	0.32%	0.55%	0.16%	0.53%	0.01%
Portfolio Turnover Rate	5%	8%	17%	17%	17%	14%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$96.86	$86.00	$85.63	$80.41	$65.32	$61.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.37(2)	0.55(2)	0.30(2)	0.29	0.01
Net realized and unrealized gain/(loss)	7.06	14.03	4.88	9.49	17.07	3.44
Total from Investment Operations	7.22	14.40	5.43	9.79	17.36	3.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.40)	(0.09)	(0.23)	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)	—
Total Dividends and Distributions	(1.77)	(3.54)	(5.06)	(4.57)	(2.27)	—
Net Asset Value, End of Period	$102.31	$96.86	$86.00	$85.63	$80.41	$65.32
Total Return*	7.56%	17.25%	6.39%	12.62%	27.30%	5.58%
Net Assets, End of Period (in thousands)	$2,457,667	$1,416,813	$555,661	$81,346	$12,196	$2,354
Average Net Assets for the Period (in thousands)	$1,916,252	$935,924	$253,371	$30,878	$8,864	$254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.67%	0.68%	0.68%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.68%	0.67%	0.68%	0.68%	0.92%
Ratio of Net Investment Income/(Loss)	0.34%	0.41%	0.61%	0.36%	0.57%	0.37%
Portfolio Turnover Rate	5%	8%	17%	17%	17%	14%

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$92.03	$82.09	$82.46	$77.93	$63.83	$52.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.19)(2)	(0.28)(2)	(0.06)(2)	(0.42)(2)	(0.12)	(0.65)
Net realized and unrealized gain/(loss)	6.71	13.36	4.66	9.29	16.49	12.47
Total from Investment Operations	6.52	13.08	4.60	8.87	16.37	11.82
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)	—
Total Dividends and Distributions	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)	—
Net Asset Value, End of Period	$96.99	$92.03	$82.09	$82.46	$77.93	$63.83
Total Return*	7.17%	16.38%	5.59%	11.78%	26.36%	22.73%
Net Assets, End of Period (in thousands)	$163,801	$134,396	$98,430	$70,573	$60,299	$48,109
Average Net Assets for the Period (in thousands)	$151,411	$115,477	$88,440	$66,768	$53,140	$53,330
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.43%	1.41%	1.42%	1.43%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.43%	1.41%	1.42%	1.43%	1.44%
Ratio of Net Investment Income/(Loss)	(0.40)%	(0.33)%	(0.07)%	(0.51)%	(0.16)%	(0.67)%
Portfolio Turnover Rate	5%	8%	17%	17%	17%	14%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from July 12, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$93.89	$83.56	$83.65	$78.80	$64.36	$52.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(1)	(0.07)(1)	0.14(1)	(0.23)(1)	0.06	(0.33)
Net realized and unrealized gain/(loss)	6.84	13.62	4.74	9.42	16.65	12.38
Total from Investment Operations	6.77	13.55	4.88	9.19	16.71	12.05
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	—	—	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)	—
Total Dividends and Distributions	(1.56)	(3.22)	(4.97)	(4.34)	(2.27)	—
Net Asset Value, End of Period	$99.10	$93.89	$83.56	$83.65	$78.80	$64.36
Total Return*	7.30%	16.67%	5.86%	12.07%	26.68%	23.04%
Net Assets, End of Period (in thousands)	$546,946	$470,126	$327,972	$199,831	$252,212	$196,402
Average Net Assets for the Period (in thousands)	$503,523	$391,803	$267,883	$228,373	$216,096	$192,030
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.18%	1.17%	1.17%	1.18%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%	1.17%	1.16%	1.17%	1.19%
Ratio of Net Investment Income/(Loss)	(0.16)%	(0.08)%	0.16%	(0.29)%	0.09%	(0.41)%
Portfolio Turnover Rate	5%	8%	17%	17%	17%	14%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$95.60	$84.97	$84.78	$79.71	$64.92	$52.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.15(1)	0.39(1)	(0.01)(1)	0.21	(0.12)
Net realized and unrealized gain/(loss)	6.98	13.85	4.78	9.50	16.85	12.41
Total from Investment Operations	7.03	14.00	5.17	9.49	17.06	12.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.23)	(0.01)	(0.08)	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)	—
Total Dividends and Distributions	(1.63)	(3.37)	(4.98)	(4.42)	(2.27)	—
Net Asset Value, End of Period	$101.00	$95.60	$84.97	$84.78	$79.71	$64.92
Total Return*	7.44%	16.96%	6.13%	12.33%	27.00%	23.35%
Net Assets, End of Period (in thousands)	$3,836,196	$3,050,476	$1,799,869	$1,248,431	$1,068,048	$826,846
Average Net Assets for the Period (in thousands)	$3,390,015	$2,355,843	$1,579,228	$1,179,729	$938,951	$814,223
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.93%	0.92%	0.92%	0.93%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.93%	0.91%	0.92%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	0.10%	0.17%	0.44%	(0.01)%	0.34%	(0.16)%
Portfolio Turnover Rate	5%	8%	17%	17%	17%	14%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Enterprise Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In

22	MARCH 31, 2017

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in

Janus Investment Fund	23

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

24	MARCH 31, 2017

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a

Janus Investment Fund	25

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $269,400,757.

26	MARCH 31, 2017

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2017

Currency Contracts
Asset Derivatives:
Forward currency contracts	$1,082,868

Liability Derivatives:
Forward currency contracts	$ 706,098

(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$10,167,584	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ 302,205	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending

Janus Investment Fund	27

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange

28	MARCH 31, 2017

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$582,392	$(4,388)	$—	$578,004
Citibank NA	437,224	—	—	437,224
Deutsche Bank AG	206,456,737	—	(206,456,737)	—
HSBC Securities (USA), Inc.	13,320	(13,320)	—	—
RBC Capital Markets Corp.	49,932	(49,932)	—	—

Total	$207,539,605	$(67,640)	$(206,456,737)	$1,015,228
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$68,924	$—	$—	$68,924
Barclays Capital, Inc.	4,388	(4,388)	—	—
HSBC Securities (USA), Inc.	152,695	(13,320)	—	139,375
JPMorgan Chase & Co.	349,895	—	—	349,895
RBC Capital Markets Corp.	130,196	(49,932)	—	80,264

Total	$706,098	$(67,640)	$—	$638,458
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with

Janus Investment Fund	29

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $206,456,737. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2017 is $211,140,904, resulting in the net amount due to the counterparty of $4,684,167.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

30	MARCH 31, 2017

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to

Janus Investment Fund	31

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

32	MARCH 31, 2017

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $113,958.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $22,331.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $38,905,059 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 10,580,815,061	$2,856,664,529	$(80,111,838)	$ 2,776,552,691

Janus Investment Fund	33

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,851,792	$ 269,632,276	3,655,677	$ 321,443,154
Reinvested dividends and distributions	86,318	8,145,824	106,139	8,928,445
Shares repurchased	(2,619,243)	(251,952,108)	(1,266,406)	(110,608,341)
Net Increase/(Decrease)	318,867	$ 25,825,992	2,495,410	$ 219,763,258
Class C Shares:
Shares sold	834,063	$ 74,238,726	1,318,742	$ 110,231,318
Reinvested dividends and distributions	37,125	3,301,111	39,173	3,128,751
Shares repurchased	(363,118)	(32,617,305)	(247,028)	(20,348,600)
Net Increase/(Decrease)	508,070	$ 44,922,532	1,110,887	$ 93,011,469
Class D Shares:
Shares sold	1,039,190	$ 100,607,479	1,324,596	$ 118,238,768
Reinvested dividends and distributions	250,887	24,145,367	550,940	47,149,436
Shares repurchased	(783,120)	(76,309,572)	(1,324,302)	(117,303,153)
Net Increase/(Decrease)	506,957	$ 48,443,274	551,234	$ 48,085,051
Class I Shares:
Shares sold	12,294,050	$1,208,813,902	15,767,845	$1,406,815,915
Reinvested dividends and distributions	395,041	38,192,591	461,214	39,650,528
Shares repurchased	(2,936,538)	(287,733,348)	(4,421,237)	(396,507,311)
Net Increase/(Decrease)	9,752,553	$ 959,273,145	11,807,822	$1,049,959,132
Class N Shares:
Shares sold	10,131,662	$ 993,161,607	8,983,168	$ 810,418,137
Reinvested dividends and distributions	349,221	33,846,513	335,078	28,863,636
Shares repurchased	(1,088,133)	(107,191,916)	(1,151,433)	(102,795,743)
Net Increase/(Decrease)	9,392,750	$ 919,816,204	8,166,813	$ 736,486,030
Class R Shares:
Shares sold	479,394	$ 44,299,108	600,874	$ 51,096,284
Reinvested dividends and distributions	24,339	2,240,880	43,115	3,549,636
Shares repurchased	(275,192)	(25,754,056)	(382,685)	(32,523,762)
Net Increase/(Decrease)	228,541	$ 20,785,932	261,304	$ 22,122,158
Class S Shares:
Shares sold	1,352,515	$ 128,777,817	2,443,023	$ 212,904,209
Reinvested dividends and distributions	87,440	8,220,247	158,255	13,266,524
Shares repurchased	(928,235)	(88,268,412)	(1,518,776)	(132,559,279)
Net Increase/(Decrease)	511,720	$ 48,729,652	1,082,502	$ 93,611,454
Class T Shares:
Shares sold	9,964,268	$ 963,405,884	18,258,200	$1,584,708,436
Reinvested dividends and distributions	573,617	54,918,078	896,775	76,396,244
Shares repurchased	(4,463,799)	(431,155,560)	(8,428,815)	(720,046,383)
Net Increase/(Decrease)	6,074,086	$ 587,168,402	10,726,160	$ 941,058,297

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,562,599,172	$ 500,646,563	$ -	$ -

34	MARCH 31, 2017

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Janus Investment Fund	35

Janus Enterprise Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Enterprise Fund

Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

Janus Investment Fund	45

Janus Enterprise Fund

Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

Janus Investment Fund	47

Janus Enterprise Fund

Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

Janus Investment Fund	49

Janus Enterprise Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

52	MARCH 31, 2017

Janus Enterprise Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	53

Janus Enterprise Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

54	MARCH 31, 2017

Janus Enterprise Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	55

Janus Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	MARCH 31, 2017

Janus Enterprise Fund

Notes

NotesPage1

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93040 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Forty Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Forty Fund

Janus Forty Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2017, Janus Forty Fund’s Class I Shares returned 9.28% versus a return of 10.01% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 10.12% for the period.

INVESTMENT ENVIRONMENT

U.S. equities enjoyed strong returns during the six-month period. Stocks rallied after the November U.S. presidential election, as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Economic data suggested global economic growth was returning and also played a role in helping boost equities. While stocks gained ground, they were volatile toward the end of the period as investors questioned how quickly Congress might implement some of the new administration’s proposed policies.

PERFORMANCE DISCUSSION

As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

In the fourth quarter, some of our stocks were hurt by a broad market rotation from companies tied to secular growth trends toward companies with the potential for improving cyclical prospects. We also held a few stocks that produced disappointing results and fell during the period. While the market rotation hurt performance in the short term, we maintain a high level of conviction in the competitive advantages of our companies and secular themes underpinning growth potential for the stocks in our portfolio.

Nielsen Holdings was one of our largest detractors. The stock was down after the company reported weakness in its business providing analytics about what consumers buy. The weakness was largely due to consumer packaged goods companies spending less and changing their spending on analytical tools due to their own end-market pressures. We sold the stock during the period due to concern about its near-term growth potential.

Workday was another detractor. The stock fell after the company issued weak guidance, which it blamed on macro factors, especially in its cloud-based financial management software vertical. We trimmed the position due to concerns that financial deals with larger companies may be harder to unlock than management initially anticipated. However, we still like the growth potential of its human capital management and mid-market financial software.

CoStar was also a detractor. The stock was down after the company released weaker-than-expected guidance for 2017. We continue to like the company. We like the recurring revenue streams associated with CoStar Group’s subscription-based commercial real estate database and positive optionality around their new business in the apartment rental market. In our view, CoStar’s informational database is a wide competitive moat business that would be difficult for any competitor to replicate.

While the stocks mentioned above detracted from performance, we were pleased with the results of many other companies in our portfolio. CSX Corp. was a large

Janus Investment Fund	1

Janus Forty Fund (unaudited)

contributor to our performance. The stock was up after an announcement that a new CEO with a history of improving operations at railroad companies was taking the helm at the company. We had long believed that CSX’s operating underperformance relative to other railroad companies left room for improvement, and believe better results will follow the new leadership. We believe a large rail network such as CSX’s is a valuable asset that would be hard, if not impossible, for other transportation and logistics companies to replicate. Railways also have a significant cost advantage over the trucking industry. As CSX focuses on improving its service and reliability to customers, we believe it will continue to drive more shippers to use the railway instead of trucking services.

Charles Schwab Corp. was another leading contributor. The stock benefited from the prospect of rising interest rates, which would boost the earnings from cash held in customers’ accounts. We believe the company’s strong brand, which is trusted among retail investors and registered investment advisers that use its services, is a strong competitive advantage for the company. We also believe its size and digital focus gives it a cost structure advantage, allowing it to offer trading and other financial services at lower costs than most competitors. Going forward, we believe the trends of investment advisors seeking independence from large wirehouses and households seeking lower cost investing services are long-term secular growth trends that will benefit Schwab.

Microsoft, a relatively new holding in the portfolio, was also a large contributor. We believe the company’s CEO is reinvigorating the company. Microsoft has quickly grown to become the second-largest enterprise cloud platform for businesses. We also think the company has deftly managed the transition of its legacy software business from perpetual licenses consumers must purchase to subscription-based licenses. The stock has been up as the market has come to appreciate how management has transformed itself from a legacy software company and how it is positioned for future growth.

OUTLOOK

We believe that some of the pro-growth policies proposed by the new president and Congress – namely corporate tax reform and increased infrastructure spending – would be positive for the economy and for U.S. stocks.

Heading into the second quarter, markets reflect much of this optimism. After a post-election rally, we believe valuations are reasonable given the potential for a stronger economy and better earnings growth. But stocks are not cheap either. Against that market backdrop, companies will need to demonstrate earnings growth to experience further stock price appreciation.

As we look across the portfolio, we feel confident about the path to earnings growth for the companies we invest in. These companies should still benefit from a stronger economy if some of Congress’ policies indeed come to fruition, but in our view they are by no means dependent on it to thrive. A large portion of the holdings in our portfolio is dedicated to a few secular growth themes that are well known, but still nascent in their development: the shift from offline to online spending, the shift of enterprise software from on-premises data centers to the cloud, a proliferation of connected devices in the home and business, and a growing global middle class, to name just a few. We’ve sought to identify companies that aren’t just exposed to these powerful themes, but have competitive moats around their businesses that uniquely position them as the key beneficiaries or pivotal players driving these themes forward. We remain confident about their earnings potential in the months ahead.

Thank you for your investment in Janus Forty Fund.

2	MARCH 31, 2017

Janus Forty Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	CSX Corp	0.99%	Nielsen Holdings PLC	-0.32%
	Charles Schwab Corp	0.82%	CoStar Group Inc	-0.16%
	Microsoft Corp	0.71%	Workday Inc	-0.16%
	Celgene Corp	0.66%	NXP Semiconductors NV	-0.10%
	Adobe Systems Inc	0.60%	Sealed Air Corp	-0.08%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.60%	2.46%	9.39%
	Health Care	0.25%	20.83%	16.12%
	Financials	0.24%	10.23%	2.85%
	Energy	0.13%	0.00%	0.59%
	Telecommunication Services	0.12%	0.00%	1.16%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-1.27%	34.57%	31.96%
	Other**	-0.25%	2.42%	0.00%
	Industrials	-0.24%	7.47%	10.84%
	Materials	-0.17%	4.28%	3.59%
	Utilities	0.00%	0.00%	0.03%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Forty Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.5%
Alphabet Inc - Class C
Internet Software & Services	5.4%
Activision Blizzard Inc
Software	4.4%
Mastercard Inc
Information Technology Services	4.3%
salesforce.com Inc
Software	4.2%
23.8%

Asset Allocation - (% of Net Assets)
Common Stocks	97.0%
Investment Companies	3.4%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Forty Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	9.09%	16.80%	13.25%	8.89%	10.74%	1.10%
Class A Shares at MOP	2.82%	10.08%	11.92%	8.25%	10.52%
Class C Shares at NAV	8.76%	16.09%	12.51%	8.13%	10.17%	1.83%
Class C Shares at CDSC	7.76%	15.09%	12.51%	8.13%	10.17%
Class D Shares(1)	9.09%	16.70%	13.18%	8.75%	10.74%	0.85%
Class I Shares	9.28%	17.18%	13.60%	9.20%	10.74%	0.78%
Class N Shares	9.33%	17.26%	13.18%	8.75%	10.74%	0.71%
Class R Shares	8.95%	16.39%	12.85%	8.45%	10.48%	1.47%
Class S Shares	9.09%	16.70%	13.18%	8.75%	10.74%	1.21%
Class T Shares	9.20%	16.94%	13.42%	8.75%	10.74%	0.96%
Russell 1000 Growth Index	10.01%	15.76%	13.32%	9.13%	7.00%
S&P 500 Index	10.12%	17.17%	13.30%	7.51%	7.60%
Morningstar Quartile - Class S Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	370/1,506	249/1,394	275/1,172	30/667

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratios for Class D Shares are estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Forty Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on January 27, 2017. Performance shown for Class D Shares reflects the performance of the Fund's Class S Shares from July 6, 2009 to December 31, 2016, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class D Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a

6	MARCH 31, 2017

Janus Forty Fund (unaudited)

Performance

result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date - May 1, 1997

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)*	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,090.90	$5.42	$1,000.00	$1,019.75	$5.24	1.04%
Class C Shares	$1,000.00	$1,087.60	$8.69	$1,000.00	$1,016.60	$8.40	1.67%
Class D Shares	$1,000.00	$1,042.00	$1.56	$1,000.00	$1,020.59	$4.38	0.87%
Class I Shares	$1,000.00	$1,092.80	$3.81	$1,000.00	$1,021.29	$3.68	0.73%
Class N Shares	$1,000.00	$1,093.30	$3.44	$1,000.00	$1,021.64	$3.33	0.66%
Class R Shares	$1,000.00	$1,089.50	$7.29	$1,000.00	$1,017.95	$7.04	1.40%
Class S Shares	$1,000.00	$1,090.90	$5.94	$1,000.00	$1,019.25	$5.74	1.14%
Class T Shares	$1,000.00	$1,092.00	$4.69	$1,000.00	$1,020.44	$4.53	0.90%
*

Actual Expenses Paid During Period for Class D Shares reflect only the inception period for the Fund (January 27, 2017 to March 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 64/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2017

Janus Forty Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 97.0%
Aerospace & Defense – 1.5%
General Dynamics Corp	.168,834	$31,605,725
Automobiles – 0.9%
Tesla Inc*	66,864	18,608,251
Biotechnology – 5.6%
Biogen Inc*	110,366	30,176,272
Celgene Corp*	279,375	34,762,631
Regeneron Pharmaceuticals Inc*	143,188	55,486,782
		120,425,685
Capital Markets – 8.7%
Charles Schwab Corp	1,397,581	57,035,280
Goldman Sachs Group Inc	252,403	57,982,017
Intercontinental Exchange Inc	730,687	43,746,231
S&P Global Inc	222,902	29,142,207
		187,905,735
Construction Materials – 1.4%
Vulcan Materials Co	242,427	29,207,605
Containers & Packaging – 1.9%
Sealed Air Corp	925,698	40,341,919
Equity Real Estate Investment Trusts (REITs) – 1.5%
Crown Castle International Corp	342,373	32,337,130
Food & Staples Retailing – 2.5%
Costco Wholesale Corp	322,475	54,075,833
Health Care Equipment & Supplies – 4.2%
Boston Scientific Corp*	2,888,194	71,829,385
DexCom Inc*	219,223	18,574,765
		90,404,150
Health Care Providers & Services – 1.5%
Humana Inc	156,045	32,168,816
Hotels, Restaurants & Leisure – 1.5%
Starbucks Corp	537,253	31,370,203
Industrial Conglomerates – 3.0%
General Electric Co	2,145,876	63,947,105
Information Technology Services – 6.5%
Mastercard Inc	829,625	93,307,924
PayPal Holdings Inc*	1,076,050	46,291,671
		139,599,595
Internet & Direct Marketing Retail – 8.0%
Amazon.com Inc*	87,705	77,753,991
Ctrip.com International Ltd (ADR)*	575,961	28,308,483
Netflix Inc*	169,221	25,012,556
Priceline Group Inc*	23,260	41,402,102
		172,477,132
Internet Software & Services – 10.6%
Alphabet Inc - Class C*	141,058	117,016,074
CoStar Group Inc*	179,813	37,260,850
Facebook Inc	514,278	73,053,190
		227,330,114
Life Sciences Tools & Services – 1.7%
Quintiles IMS Holdings Inc*	458,508	36,923,649
Pharmaceuticals – 7.5%
Allergan PLC	342,653	81,866,655
Zoetis Inc	1,501,545	80,137,457
		162,004,112
Road & Rail – 3.0%
CSX Corp	1,382,969	64,377,207
Semiconductor & Semiconductor Equipment – 3.0%
ASML Holding NV*	237,441	31,532,165

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Forty Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Texas Instruments Inc	.411,147	$33,122,002
		64,654,167
Software – 18.7%
Activision Blizzard Inc	1,901,712	94,819,360
Adobe Systems Inc*	571,621	74,385,041
Microsoft Corp	1,784,647	117,536,851
salesforce.com Inc*	1,084,572	89,466,344
Workday Inc*	298,757	24,880,483
		401,088,079
Specialty Retail – 1.1%
Lowe's Cos Inc	284,668	23,402,556
Textiles, Apparel & Luxury Goods – 2.7%
NIKE Inc	1,040,830	58,005,456
Total Common Stocks (cost $1,527,652,712)		2,082,260,224
Investment Companies – 3.4%
Money Markets – 3.4%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $74,362,388)	74,362,388	74,362,388
Total Investments (total cost $1,602,015,100) – 100.4%		2,156,622,612
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(9,263,854)
Net Assets – 100%		$2,147,358,758

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,096,781,964	97.2%
Netherlands	31,532,165	1.5
China	28,308,483	1.3

Total	$2,156,622,612	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Forty Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	—	46,273,575	(46,273,575)	—	$—	$579(1)	$—
Janus Cash Liquidity Fund LLC	87,455,824	343,315,514	(356,408,950)	74,362,388	—	107,153	74,362,388

Total					$—	$107,732	$74,362,388
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,082,260,224	$-	$-
Investment Companies	-	74,362,388	-
Total Assets	$2,082,260,224	$74,362,388	$-

Janus Investment Fund	11

Janus Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Assets:
Investments, at cost	$1,602,015,100
Unaffiliated investments, at value	2,082,260,224
Affiliated investments, at value	74,362,388
Non-interested Trustees' deferred compensation	40,589
Receivables:
Fund shares sold	10,465,653
Dividends	1,364,778
Foreign tax reclaims	238,386
Dividends from affiliates	41,941
Other assets	17,633
Total Assets	2,168,791,592
Liabilities:
Due to custodian	108
Payables:	—
Fund shares repurchased	13,594,501
Investments purchased	5,730,391
Advisory fees	1,172,738
12b-1 Distribution and shareholder servicing fees	435,541
Transfer agent fees and expenses	308,133
Non-interested Trustees' deferred compensation fees	40,589
Fund administration fees	18,431
Professional fees	16,479
Non-interested Trustees' fees and expenses	15,363
Custodian fees	1,395
Accrued expenses and other payables	99,165
Total Liabilities	21,432,834
Net Assets	$2,147,358,758

See Notes to Financial Statements.

12	MARCH 31, 2017

Janus Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,486,364,169
Undistributed net investment income/(loss)	(5,677,616)
Undistributed net realized gain/(loss) from investments	112,072,265
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	554,599,940
Total Net Assets	$2,147,358,758
Net Assets - Class A Shares	$203,012,494
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,556,670
Net Asset Value Per Share(1)	$30.96
Maximum Offering Price Per Share(2)	$32.85
Net Assets - Class C Shares	$244,863,493
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,197,603
Net Asset Value Per Share(1)	$26.62
Net Assets - Class D Shares	$8,319,764
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	277,113
Net Asset Value Per Share	$30.02
Net Assets - Class I Shares	$835,986,930
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,303,446
Net Asset Value Per Share	$31.78
Net Assets - Class N Shares	$145,022,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,553,548
Net Asset Value Per Share	$31.85
Net Assets - Class R Shares	$114,281,184
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,027,320
Net Asset Value Per Share	$28.38
Net Assets - Class S Shares	$506,806,449
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,896,355
Net Asset Value Per Share	$30.00
Net Assets - Class T Shares	$89,066,013
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,931,541
Net Asset Value Per Share	$30.38

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Forty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017(1)

Investment Income:
Dividends	$9,615,419
Dividends from affiliates	107,153
Affiliated securities lending income, net	579
Other income	22
Total Investment Income	9,723,173
Expenses:
Advisory fees	6,351,711
12b-1Distribution and shareholder servicing fees:
Class A Shares	280,717
Class C Shares	1,119,430
Class R Shares	281,227
Class S Shares	630,665
Transfer agent administrative fees and expenses:
Class D Shares	818
Class R Shares	140,912
Class S Shares	632,641
Class T Shares	105,662
Transfer agent networking and omnibus fees:
Class A Shares	149,626
Class C Shares	119,666
Class I Shares	275,467
Other transfer agent fees and expenses:
Class A Shares	13,183
Class C Shares	16,434
Class D Shares	16
Class I Shares	17,387
Class N Shares	1,923
Class R Shares	618
Class S Shares	2,563
Class T Shares	368
Fund administration fees	98,737
Registration fees	83,906
Shareholder reports expense	81,820
Non-interested Trustees’ fees and expenses	32,625
Professional fees	30,745
Custodian fees	11,985
Other expenses	81,561
Total Expenses	10,562,413
Less: Excess Expense Reimbursement	(20,324)
Net Expenses	10,542,089
Net Investment Income/(Loss)	(818,916)
Net Realized Gain/(Loss) on Investments:
Investments	144,899,601
Total Net Realized Gain/(Loss) on Investments	144,899,601
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	36,487,678
Total Change in Unrealized Net Appreciation/Depreciation	36,487,678
Net Increase/(Decrease) in Net Assets Resulting from Operations	$180,568,363

(1) Period from January 27, 2017 (inception date) through March 31, 2017 for Class D Shares.

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Forty Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$(818,916)	$(6,564,864)
Net realized gain/(loss) on investments	144,899,601	96,048,324
Change in unrealized net appreciation/depreciation	36,487,678	141,322,376
Net Increase/(Decrease) in Net Assets Resulting from Operations	180,568,363	230,805,836
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(13,379,815)	(32,994,531)
Class C Shares	(16,520,943)	(41,484,031)
Class I Shares	(42,695,218)	(116,195,420)
Class N Shares	(7,706,747)	(16,070,732)
Class R Shares	(7,168,152)	(18,493,373)
Class S Shares	(30,757,449)	(84,102,413)
Class T Shares	(4,944,429)	(11,299,450)
Net Decrease from Dividends and Distributions to Shareholders	(123,172,753)	(320,639,950)
Capital Share Transactions:
Class A Shares	(36,882,805)	22,082,828
Class C Shares	(20,703,991)	18,798,754
Class D Shares	8,208,801	N/A
Class I Shares	34,429,640	(31,082,897)
Class N Shares	11,111,364	20,857,376
Class R Shares	(4,550,105)	3,116,987
Class S Shares	(40,506,564)	(22,221,356)
Class T Shares	(2,158,441)	38,606,103
Net Increase/(Decrease) from Capital Share Transactions	(51,052,101)	50,157,795
Net Increase/(Decrease) in Net Assets	6,343,509	(39,676,319)
Net Assets:
Beginning of period	2,141,015,249	2,180,691,568
End of period	$2,147,358,758	$2,141,015,249

Undistributed Net Investment Income/(Loss)	$(5,677,616)	$(4,858,700)

(1) Period from January 27, 2017 (inception date) through March 31, 2017 for Class D Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$30.17	$31.28	$41.89		$45.79	$38.43	$29.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.10)(1)	(0.11)(1)		(0.13)(1)	0.53	0.35
Net realized and unrealized gain/(loss)	2.59	3.50	3.70		5.38	6.98	9.12
Total from Investment Operations	2.57	3.40	3.59		5.25	7.51	9.47
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		(0.39)	(0.15)	(0.15)
Distributions (from capital gains)	(1.78)	(4.51)	(14.20)		(8.76)	—	—
Total Dividends and Distributions	(1.78)	(4.51)	(14.20)		(9.15)	(0.15)	(0.15)
Net Asset Value, End of Period	$30.96	$30.17	$31.28		$41.89	$45.79	$38.43
Total Return*	9.09%	11.36%	10.79%		12.72%	19.61%	32.66%
Net Assets, End of Period (in thousands)	$203,012	$233,191	$220,007		$251,009	$390,945	$425,598
Average Net Assets for the Period (in thousands)	$225,515	$234,755	$232,651		$353,889	$409,492	$437,738
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.10%	1.05%		0.92%	0.86%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.10%	1.05%		0.92%	0.84%	0.88%
Ratio of Net Investment Income/(Loss)	(0.12)%	(0.32)%	(0.33)%		(0.30)%	0.71%	0.41%
Portfolio Turnover Rate	34%	40%	49%		51%	43%	9%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.27	$27.92	$39.00	$43.19	$36.40	$27.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.09)(1)	(0.23)(1)	(0.22)(1)	(0.41)(1)	(0.36)	(0.46)
Net realized and unrealized gain/(loss)	2.22	3.09	3.34	5.04	7.15	9.21
Total from Investment Operations	2.13	2.86	3.12	4.63	6.79	8.75
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.06)	—	—
Distributions (from capital gains)	(1.78)	(4.51)	(14.20)	(8.76)	—	—
Total Dividends and Distributions	(1.78)	(4.51)	(14.20)	(8.82)	—	—
Net Asset Value, End of Period	$26.62	$26.27	$27.92	$39.00	$43.19	$36.40
Total Return*	8.76%	10.72%	10.26%	11.89%	18.65%	31.65%
Net Assets, End of Period (in thousands)	$244,863	$261,902	$258,107	$297,564	$327,004	$341,806
Average Net Assets for the Period (in thousands)	$246,740	$262,926	$281,771	$320,463	$324,884	$354,737
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.68%	1.45%	1.67%	1.65%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.68%	1.45%	1.67%	1.63%	1.62%
Ratio of Net Investment Income/(Loss)	(0.74)%	(0.91)%	(0.73)%	(1.04)%	(0.07)%	(0.34)%
Portfolio Turnover Rate	34%	40%	49%	51%	43%	9%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Forty Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31 (unaudited)	2017(1)
Net Asset Value, Beginning of Period	$28.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	1.20
Total from Investment Operations	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$30.02
Total Return*	4.20%
Net Assets, End of Period (in thousands)	$8,320
Average Net Assets for the Period (in thousands)	$3,632
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%
Ratio of Net Investment Income/(Loss)	0.26%
Portfolio Turnover Rate	34%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.87	$31.83	$42.28	$46.14	$38.72	$29.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	—(2)(3)	(0.01)(2)	0.02(2)	0.79	0.36
Net realized and unrealized gain/(loss)	2.66	3.55	3.76	5.42	6.88	9.26
Total from Investment Operations	2.69	3.55	3.75	5.44	7.67	9.62
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.54)	(0.25)	(0.25)
Distributions (from capital gains)	(1.78)	(4.51)	(14.20)	(8.76)	—	—
Total Dividends and Distributions	(1.78)	(4.51)	(14.20)	(9.30)	(0.25)	(0.25)
Net Asset Value, End of Period	$31.78	$30.87	$31.83	$42.28	$46.14	$38.72
Total Return*	9.28%	11.67%	11.17%	13.11%	19.94%	33.00%
Net Assets, End of Period (in thousands)	$835,987	$776,138	$834,919	$1,095,564	$811,918	$1,033,018
Average Net Assets for the Period (in thousands)	$769,945	$807,798	$964,589	$773,534	$984,309	$989,708
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.78%	0.75%	0.60%	0.55%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.78%	0.75%	0.60%	0.55%	0.60%
Ratio of Net Investment Income/(Loss)	0.21%	(0.01)%	(0.04)%	0.05%	1.02%	0.70%
Portfolio Turnover Rate	34%	40%	49%	51%	43%	9%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through March 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Forty Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$30.92	$31.86	$42.26	$46.15	$38.73	$35.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.02(2)	0.02(2)	0.06(2)	0.28	0.02
Net realized and unrealized gain/(loss)	2.67	3.55	3.78	5.40	7.43	3.45
Total from Investment Operations	2.71	3.57	3.80	5.46	7.71	3.47
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.59)	(0.29)	—
Distributions (from capital gains)	(1.78)	(4.51)	(14.20)	(8.76)	—	—
Total Dividends and Distributions	(1.78)	(4.51)	(14.20)	(9.35)	(0.29)	—
Net Asset Value, End of Period	$31.85	$30.92	$31.86	$42.26	$46.15	$38.73
Total Return*	9.33%	11.73%	11.34%	13.17%	20.03%	9.84%
Net Assets, End of Period (in thousands)	$145,022	$129,093	$110,956	$68,810	$23,029	$1,347
Average Net Assets for the Period (in thousands)	$135,077	$122,505	$87,250	$54,492	$23,323	$176
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.71%	0.69%	0.52%	0.47%	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.71%	0.69%	0.52%	0.47%	0.52%
Ratio of Net Investment Income/(Loss)	0.29%	0.06%	0.06%	0.15%	0.89%	1.43%
Portfolio Turnover Rate	34%	40%	49%	51%	43%	9%

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$27.84	$29.30	$40.19	$44.25	$37.14	$28.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.19)(2)	(0.22)(2)	(0.26)(2)	0.05	(0.08)
Net realized and unrealized gain/(loss)	2.38	3.24	3.53	5.18	7.06	9.11
Total from Investment Operations	2.32	3.05	3.31	4.92	7.11	9.03
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.22)	—	(0.03)
Distributions (from capital gains)	(1.78)	(4.51)	(14.20)	(8.76)	—	—
Total Dividends and Distributions	(1.78)	(4.51)	(14.20)	(8.98)	—	(0.03)
Net Asset Value, End of Period	$28.38	$27.84	$29.30	$40.19	$44.25	$37.14
Total Return*	8.95%	10.88%	10.47%	12.35%	19.14%	32.12%
Net Assets, End of Period (in thousands)	$114,281	$116,521	$119,501	$136,575	$161,383	$181,124
Average Net Assets for the Period (in thousands)	$113,037	$118,781	$131,651	$150,821	$164,019	$189,329
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.47%	1.41%	1.27%	1.21%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.47%	1.41%	1.27%	1.21%	1.27%
Ratio of Net Investment Income/(Loss)	(0.47)%	(0.69)%	(0.69)%	(0.64)%	0.35%	0.01%
Portfolio Turnover Rate	34%	40%	49%	51%	43%	9%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Forty Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$29.29	$30.54	$41.21	$45.16	$37.89	$28.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.12)(1)	(0.13)(1)	(0.15)(1)	0.30	0.09
Net realized and unrealized gain/(loss)	2.52	3.38	3.66	5.31	7.07	9.20
Total from Investment Operations	2.49	3.26	3.53	5.16	7.37	9.29
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.35)	(0.10)	(0.08)
Distributions (from capital gains)	(1.78)	(4.51)	(14.20)	(8.76)	—	—
Total Dividends and Distributions	(1.78)	(4.51)	(14.20)	(9.11)	(0.10)	(0.08)
Net Asset Value, End of Period	$30.00	$29.29	$30.54	$41.21	$45.16	$37.89
Total Return*	9.09%	11.15%	10.86%	12.69%	19.49%	32.47%
Net Assets, End of Period (in thousands)	$506,806	$535,216	$582,208	$687,469	$1,423,516	$1,692,436
Average Net Assets for the Period (in thousands)	$507,769	$567,568	$658,459	$1,215,799	$1,581,421	$1,831,407
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.21%	1.18%	1.02%	0.96%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.21%	1.12%	0.97%	0.91%	1.00%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.43)%	(0.40)%	(0.35)%	0.66%	0.28%
Portfolio Turnover Rate	34%	40%	49%	51%	43%	9%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$29.61	$30.76	$41.34	$45.27	$38.02	$28.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	(0.05)(1)	(0.06)(1)	(0.06)(1)	0.48	0.17
Net realized and unrealized gain/(loss)	2.54	3.41	3.68	5.31	6.99	9.23
Total from Investment Operations	2.55	3.36	3.62	5.25	7.47	9.40
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.42)	(0.22)	(0.21)
Distributions (from capital gains)	(1.78)	(4.51)	(14.20)	(8.76)	—	—
Total Dividends and Distributions	(1.78)	(4.51)	(14.20)	(9.18)	(0.22)	(0.21)
Net Asset Value, End of Period	$30.38	$29.61	$30.76	$41.34	$45.27	$38.02
Total Return*	9.20%	11.43%	11.10%	12.90%	19.74%	32.79%
Net Assets, End of Period (in thousands)	$89,066	$88,954	$54,994	$25,731	$36,961	$53,755
Average Net Assets for the Period (in thousands)	$84,749	$85,549	$36,846	$30,580	$52,021	$41,299
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.96%	0.95%	0.77%	0.71%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.96%	0.94%	0.76%	0.71%	0.75%
Ratio of Net Investment Income/(Loss)	0.04%	(0.17)%	(0.17)%	(0.13)%	0.84%	0.54%
Portfolio Turnover Rate	34%	40%	49%	51%	43%	9%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Forty Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Forty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In

20	MARCH 31, 2017

Janus Forty Fund

Notes to Financial Statements (unaudited)

the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in

Janus Investment Fund	21

Janus Forty Fund

Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

22	MARCH 31, 2017

Janus Forty Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Janus Investment Fund	23

Janus Forty Fund

Notes to Financial Statements (unaudited)

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest

24	MARCH 31, 2017

Janus Forty Fund

Notes to Financial Statements (unaudited)

as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of March 31, 2017.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.61%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

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Janus Forty Fund

Notes to Financial Statements (unaudited)

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and

26	MARCH 31, 2017

Janus Forty Fund

Notes to Financial Statements (unaudited)

Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $21,909.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $8,806.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule

Janus Investment Fund	27

Janus Forty Fund

Notes to Financial Statements (unaudited)

17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $3,994,835 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,605,305,233	$560,831,908	$ (9,514,529)	$ 551,317,379

28	MARCH 31, 2017

Janus Forty Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,775,131	$ 52,127,585	2,974,773	$ 88,380,128
Reinvested dividends and distributions	377,280	10,650,627	889,729	25,980,099
Shares repurchased	(3,325,838)	(99,661,017)	(3,167,657)	(92,277,399)
Net Increase/(Decrease)	(1,173,427)	$ (36,882,805)	696,845	$ 22,082,828
Class C Shares:
Shares sold	684,187	$ 17,323,610	2,280,780	$ 59,255,363
Reinvested dividends and distributions	446,292	10,849,369	1,026,661	26,210,652
Shares repurchased	(1,903,221)	(48,876,970)	(2,581,753)	(66,667,261)
Net Increase/(Decrease)	(772,742)	$ (20,703,991)	725,688	$ 18,798,754
Class D Shares:
Shares sold	294,628	$ 8,727,340	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(17,515)	(518,539)	-	-
Net Increase/(Decrease)	277,113	$ 8,208,801	N/A	N/A
Class I Shares:
Shares sold	5,168,486	$158,008,875	8,446,302	$249,565,557
Reinvested dividends and distributions	1,213,582	35,133,199	3,332,933	99,354,734
Shares repurchased	(5,220,413)	(158,712,434)	(12,871,014)	(380,003,188)
Net Increase/(Decrease)	1,161,655	$ 34,429,640	(1,091,779)	$ (31,082,897)
Class N Shares:
Shares sold	711,816	$ 21,674,606	1,053,403	$ 31,452,347
Reinvested dividends and distributions	265,750	7,706,747	538,563	16,070,732
Shares repurchased	(599,189)	(18,269,989)	(899,650)	(26,665,703)
Net Increase/(Decrease)	378,377	$ 11,111,364	692,316	$ 20,857,376
Class R Shares:
Shares sold	392,001	$ 10,685,843	1,123,336	$ 30,749,680
Reinvested dividends and distributions	229,866	5,951,228	586,354	15,849,153
Shares repurchased	(779,310)	(21,187,176)	(1,603,811)	(43,481,846)
Net Increase/(Decrease)	(157,443)	$ (4,550,105)	105,879	$ 3,116,987
Class S Shares:
Shares sold	1,277,374	$ 37,230,015	3,267,119	$ 94,807,256
Reinvested dividends and distributions	1,117,873	30,573,839	2,941,740	83,515,990
Shares repurchased	(3,770,149)	(108,310,418)	(7,003,366)	(200,544,602)
Net Increase/(Decrease)	(1,374,902)	$ (40,506,564)	(794,507)	$ (22,221,356)
Class T Shares:
Shares sold	625,198	$ 18,314,624	2,919,496	$ 85,572,739
Reinvested dividends and distributions	176,697	4,890,982	391,912	11,224,346
Shares repurchased	(874,260)	(25,364,047)	(2,095,593)	(58,190,982)
Net Increase/(Decrease)	(72,365)	$ (2,158,441)	1,215,815	$ 38,606,103
(1)	Period from January 27, 2017 (inception date) through March 31, 2017 for Class D Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$687,628,358	$ 845,086,361	$ -	$ -

Janus Investment Fund	29

Janus Forty Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

30	MARCH 31, 2017

Janus Forty Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Forty Fund

Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Forty Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Janus Forty Fund

Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Forty Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Janus Forty Fund

Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	43

Janus Forty Fund

Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Forty Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	45

Janus Forty Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Forty Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Janus Investment Fund	47

Janus Forty Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	MARCH 31, 2017

Janus Forty Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

50	MARCH 31, 2017

Janus Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Forty Fund

Notes

NotesPage1

52	MARCH 31, 2017

Janus Forty Fund

Notes

NotesPage2

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus). You can also visit janus.com/info (or janus.com/reports if you hold shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93041 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Fund

Janus Fund (unaudited)

FUND SNAPSHOT

We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth for the next five-plus years, and a market leadership position driven by a clearly articulated strategy should allow us to outperform the benchmark and peers over the long term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer and index-beating returns while managing for risk and volatility.

Jean Barnard Co-portfolio manager	Barney Wilson Co-portfolio manager

PERFORMANCE OVERVIEW

Janus Fund’s Class I Shares returned 7.77% over the six-month period ended March 31, 2017. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 10.01% during the period, and its secondary benchmark, the S&P 500 Index, returned 10.12%. The Core Growth Index returned 10.07% during the period.

INVESTMENT ENVIRONMENT

U.S. equities enjoyed strong returns during the six-month period. Stocks rallied after the U.S. presidential election in November, as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Economic data suggesting global economic growth was returning also played a role in helping boost equities. While stocks gained ground, they were volatile toward the end of the period as investors questioned how quickly Congress might implement some of the new administration’s proposed policies.

PERFORMANCE DISCUSSION

As part of our investment process, we seek companies with clearly definable, sustainable long-term growth drivers. These companies often have high barriers to entry and notable competitive advantages in attractive, growing industries. They also have strong management teams with clear visions for the future of their companies. While we underperformed our benchmarks during the six-month period, we believe a collection of companies with these competitive advantages should lead to compounded growth in excess of the market over longer time horizons.

Nielsen Holdings was our largest detractor from performance. The stock was down after the company reported weakness in its business providing analytics about what consumers buy. The weakness was largely due to consumer packaged goods companies spending less and changing their spending on analytical tools due to their own end-market pressures. While that business has been weak, we continue to like Nielsen’s business that measures and monitors what consumers watch. Nielsen has historically been the only accredited solution in the marketplace providing data on traditional media viewing habits, and the company has now positioned itself to be the dominant measurement tool for video across all platforms. We believe the ability to provide analytics across various media forms will continue to be more valuable as viewing habits bifurcate and more content is watched on different platforms outside the traditional, live TV setting.

athenahealth was another detractor. Concerns about the company’s growth in 2017 weighed on the stock in the fourth quarter, as did uncertainty about the Trump administration’s commitment to incentivizing health care companies to adopt better health care technology infrastructure. We view both issues as transitory. athenahealth’s cloud-based software services for electronic health records, revenue cycle management and patient care coordination have the potential to remove inefficiency from the health care system, and the business rationale for adopting these services remains compelling, even if some of the tax incentives for health care companies to adopt new technology go away. We continue to expect a long runway of growth for the company.

Bristol-Myers Squibb also detracted from the Fund’s performance. Disappointing clinical results for a trial pairing its cancer drug, Opdivo, with another treatment negatively affected the stock. We sold the stock due to concerns the company’s cancer treatments would lose market share within the immune-oncology space.

While the stocks mentioned above detracted from performance, we were pleased by the results of many of the other companies in our portfolio. Microsoft was our top contributor. We believe the company’s CEO is

Janus Investment Fund	1

Janus Fund (unaudited)

reinvigorating the company. Microsoft has quickly grown to become the second-largest enterprise cloud platform for businesses, second only to Amazon. We also think the company has deftly managed the transition of its legacy software business from perpetual licenses consumers must purchase to subscription-based licenses. The stock has been up as the market has come to appreciate how management has transformed itself from a legacy software company and how it is positioned for future growth.

Adobe Systems was another contributor. The stock was up during the first quarter after the company announced earnings and revenue that exceeded its expectations. We continue to like the direction of the company. By moving its Adobe software to a cloud-based, subscription model, Adobe captures a more steady revenue stream and is making its design software accessible to new user bases. We also like the potential for its digital marketing business, which assists companies in producing digital content.

Salesforce.com was also a contributor. The stock actually fell at the end of the year in large part because of rumors it would try to acquire Twitter. In our view, the social media company was not a natural fit for the business. When Salesforce confirmed it would not pursue the acquisition and reported better-than-expected earnings during the first quarter, the stock rebounded. We continue to like Salesforce’s position as a leader in cloud-based enterprise software, and believe it will benefit as marketing and sales departments move more functions from on-premises software to the cloud.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Fund.

2	MARCH 31, 2017

Janus Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	0.78%	Nielsen Holdings PLC	-0.24%
	Apple Inc	0.66%	athenahealth Inc	-0.17%
	Adobe Systems Inc	0.51%	Bristol-Myers Squibb Co	-0.13%
	salesforce.com Inc	0.45%	Workday Inc	-0.12%
	Alphabet Inc - Class C	0.40%	Ball Corp	-0.12%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.49%	7.48%	9.39%
	Real Estate	0.38%	2.97%	2.69%
	Telecommunication Services	0.31%	0.70%	1.16%
	Utilities	0.00%	0.00%	0.03%
	Energy	-0.04%	0.68%	0.59%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-0.81%	11.47%	10.84%
	Consumer Discretionary	-0.78%	16.31%	20.79%
	Information Technology	-0.68%	38.03%	31.96%
	Health Care	-0.22%	16.07%	16.12%
	Materials	-0.22%	1.32%	3.59%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	6.1%
Microsoft Corp
Software	5.3%
Amazon.com Inc
Internet & Direct Marketing Retail	3.6%
salesforce.com Inc
Software	2.9%
Apple Inc
Technology Hardware, Storage & Peripherals	2.8%
20.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.0%
Investment Companies	2.0%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.60%	12.21%	11.25%	6.69%	12.17%	0.95%
Class A Shares at MOP	1.40%	5.75%	9.94%	6.06%	12.03%
Class C Shares at NAV	7.25%	11.53%	10.50%	5.86%	11.54%	1.69%
Class C Shares at CDSC	6.25%	10.53%	10.50%	5.86%	11.54%
Class D Shares(1)	7.73%	12.47%	11.54%	6.87%	12.24%	0.73%
Class I Shares	7.77%	12.52%	11.60%	6.80%	12.22%	0.69%
Class N Shares	7.81%	12.61%	11.45%	6.80%	12.22%	0.58%
Class R Shares	7.41%	11.79%	10.87%	6.23%	11.82%	1.34%
Class S Shares	7.52%	12.06%	11.17%	6.52%	12.02%	1.09%
Class T Shares	7.68%	12.38%	11.45%	6.80%	12.22%	0.83%
Russell 1000 Growth Index	10.01%	15.76%	13.32%	9.13%	NA**
S&P 500 Index	10.12%	17.17%	13.30%	7.51%	10.57%
Core Growth Index	10.07%	16.48%	13.32%	8.33%	NA**
Morningstar Quartile - Class T Shares	-	4th	3rd	4th	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	1,205/1,506	799/1,394	890/1,172	8/116

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 5, 1970

**Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,076.00	$4.50	$1,000.00	$1,020.59	$4.38	0.87%
Class C Shares	$1,000.00	$1,072.50	$7.75	$1,000.00	$1,017.45	$7.54	1.50%
Class D Shares	$1,000.00	$1,077.30	$3.42	$1,000.00	$1,021.64	$3.33	0.66%
Class I Shares	$1,000.00	$1,077.70	$3.11	$1,000.00	$1,021.94	$3.02	0.60%
Class N Shares	$1,000.00	$1,078.10	$2.64	$1,000.00	$1,022.39	$2.57	0.51%
Class R Shares	$1,000.00	$1,074.10	$6.52	$1,000.00	$1,018.65	$6.34	1.26%
Class S Shares	$1,000.00	$1,075.20	$5.17	$1,000.00	$1,019.95	$5.04	1.00%
Class T Shares	$1,000.00	$1,076.80	$3.83	$1,000.00	$1,021.24	$3.73	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 98.0%
Aerospace & Defense – 3.1%
General Dynamics Corp	.769,295	$144,012,024
Northrop Grumman Corp	406,072	96,580,165
		240,592,189
Auto Components – 1.0%
Delphi Automotive PLC	946,239	76,162,777
Beverages – 1.5%
Coca-Cola Co	2,687,008	114,036,620
Biotechnology – 5.1%
Amgen Inc	795,048	130,443,525
Biogen Inc*	141,331	38,642,722
Celgene Corp*	671,859	83,599,415
Regeneron Pharmaceuticals Inc*	274,660	106,433,497
Shire PLC (ADR)	220,291	38,381,301
		397,500,460
Building Products – 0.7%
AO Smith Corp	1,013,984	51,875,421
Capital Markets – 2.0%
Intercontinental Exchange Inc	1,776,710	106,371,628
TD Ameritrade Holding Corp	1,363,869	52,999,949
		159,371,577
Consumer Finance – 0.5%
Synchrony Financial	1,057,337	36,266,659
Containers & Packaging – 1.4%
Ball Corp	1,418,674	105,350,731
Diversified Consumer Services – 0.6%
ServiceMaster Global Holdings Inc*	1,111,407	46,401,242
Electrical Equipment – 0.8%
Sensata Technologies Holding NV*	1,468,491	64,129,002
Electronic Equipment, Instruments & Components – 2.8%
Amphenol Corp	1,406,932	100,131,350
Flex Ltd*	6,921,851	116,287,097
		216,418,447
Equity Real Estate Investment Trusts (REITs) – 1.8%
American Tower Corp	1,184,606	143,977,013
Food & Staples Retailing – 1.3%
Costco Wholesale Corp	624,123	104,659,186
Health Care Equipment & Supplies – 2.8%
Boston Scientific Corp*	3,938,492	97,950,296
STERIS PLC	875,954	60,843,765
Teleflex Inc	322,176	62,415,156
		221,209,217
Health Care Technology – 1.4%
athenahealth Inc*	993,271	111,931,709
Hotels, Restaurants & Leisure – 6.1%
Aramark	2,849,258	105,052,142
Dunkin' Brands Group Inc	2,141,249	117,083,495
McDonald's Corp	993,284	128,739,539
Starbucks Corp	2,062,582	120,434,163
		471,309,339
Household Products – 1.0%
Colgate-Palmolive Co	549,617	40,226,468
Kimberly-Clark Corp	311,103	40,950,488
		81,176,956
Industrial Conglomerates – 1.5%
General Electric Co	2,137,736	63,704,533
Roper Technologies Inc	249,079	51,432,323
		115,136,856

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Information Technology Services – 5.6%
Broadridge Financial Solutions Inc	.567,999	$38,595,532
Fidelity National Information Services Inc	1,325,573	105,542,122
Gartner Inc*	431,601	46,608,592
Mastercard Inc	914,843	102,892,392
Visa Inc	1,559,847	138,623,603
		432,262,241
Internet & Direct Marketing Retail – 3.6%
Amazon.com Inc*	318,817	282,644,023
Internet Software & Services – 10.5%
Alibaba Group Holding Ltd (ADR)*	424,474	45,771,031
Alphabet Inc*	49,126	41,649,023
Alphabet Inc - Class C*	568,959	471,985,627
CoStar Group Inc*	268,027	55,540,555
Facebook Inc	1,452,492	206,326,489
		821,272,725
Leisure Products – 0.6%
Polaris Industries Inc	564,779	47,328,480
Life Sciences Tools & Services – 2.8%
Quintiles IMS Holdings Inc*	1,454,288	117,113,813
Thermo Fisher Scientific Inc	660,776	101,495,194
		218,609,007
Media – 1.9%
Comcast Corp	2,154,992	81,006,149
Liberty Global PLC*	1,980,994	69,414,030
		150,420,179
Multiline Retail – 0.6%
Dollar General Corp	659,061	45,956,324
Oil, Gas & Consumable Fuels – 0.7%
Anadarko Petroleum Corp	304,771	18,895,802
Antero Resources Corp*	1,462,157	33,351,801
		52,247,603
Personal Products – 0.7%
Estee Lauder Cos Inc	620,453	52,608,210
Pharmaceuticals – 3.4%
Allergan PLC	448,940	107,260,745
Eli Lilly & Co	1,369,880	115,220,607
Jazz Pharmaceuticals PLC*	294,209	42,698,552
		265,179,904
Professional Services – 4.5%
Equifax Inc	562,222	76,878,236
IHS Markit Ltd*	2,051,556	86,062,774
Nielsen Holdings PLC	1,604,287	66,273,096
Verisk Analytics Inc*	1,502,032	121,874,877
		351,088,983
Real Estate Management & Development – 1.1%
CBRE Group Inc*	2,308,854	80,325,031
Colony American Homes III£,§	6,344,053	6,543,637
		86,868,668
Road & Rail – 1.3%
Canadian Pacific Railway Ltd	404,113	59,372,282
CSX Corp	845,491	39,357,606
		98,729,888
Semiconductor & Semiconductor Equipment – 2.3%
Intel Corp	1,030,278	37,162,127
Microchip Technology Inc	927,617	68,439,582
Texas Instruments Inc	508,956	41,001,495
Xilinx Inc	618,786	35,821,522
		182,424,726

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Software – 15.9%
Activision Blizzard Inc	.2,337,888	$116,567,096
Adobe Systems Inc*	1,516,301	197,316,249
Cadence Design Systems Inc*	2,088,515	65,579,371
Microsoft Corp	6,225,507	410,011,891
salesforce.com Inc*	2,767,055	228,254,367
SS&C Technologies Holdings Inc	2,691,495	95,278,923
Tyler Technologies Inc*	555,496	85,857,462
Ultimate Software Group Inc*	203,142	39,655,350
		1,238,520,709
Specialty Retail – 0.4%
AutoZone Inc*	45,044	32,569,064
Technology Hardware, Storage & Peripherals – 2.8%
Apple Inc	1,492,578	214,423,756
Textiles, Apparel & Luxury Goods – 1.0%
NIKE Inc	1,403,220	78,201,451
Tobacco – 2.2%
Altria Group Inc	2,400,959	171,476,492
Wireless Telecommunication Services – 0.7%
T-Mobile US Inc*	824,886	53,279,387
Total Common Stocks (cost $5,928,626,684)		7,633,617,221
Investment Companies – 2.0%
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $154,354,741)	154,354,741	154,354,741
Total Investments (total cost $6,082,981,425) – 100.0%		7,787,971,962
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(1,879,399)
Net Assets – 100%		$7,786,092,563

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,644,447,348	98.1%
Canada	59,372,282	0.8
China	45,771,031	0.6
United Kingdom	38,381,301	0.5

Total	$7,787,971,962	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Fund

Notes to Schedule of Investments and Other Information (unaudited)

Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
Russell 1000® Growth Index	Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Colony American Homes III
6,344,053	—	—	6,344,053	$—	$355,120	$6,543,637
Janus Cash Liquidity Fund LLC
216,510,151	696,015,590	(758,171,000)	154,354,741	—	369,564	154,354,741

Total				$—	$724,684	$160,898,378

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$7,962,676	$6,543,637	0.1%
The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

Janus Investment Fund	11

Janus Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$80,325,031	$-	$6,543,637
All Other	7,546,748,553	-	-
Investment Companies	-	154,354,741	-
Total Assets	$7,627,073,584	$154,354,741	$6,543,637

12	MARCH 31, 2017

Janus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Assets:
Investments, at cost	$6,082,981,425
Unaffiliated investments, at value	7,627,073,584
Affiliated investments, at value	160,898,378
Cash	229
Non-interested Trustees' deferred compensation	147,054
Receivables:
Dividends	5,159,606
Fund shares sold	1,301,696
Dividends from affiliates	87,082
Foreign tax reclaims	24,545
Other assets	62,532
Total Assets	7,794,754,706
Liabilities:
Payables:	—
Advisory fees	3,530,749
Fund shares repurchased	3,302,850
Transfer agent fees and expenses	1,183,543
Non-interested Trustees' deferred compensation fees	147,054
Fund administration fees	67,026
Non-interested Trustees' fees and expenses	55,425
Professional fees	21,409
12b-1 Distribution and shareholder servicing fees	15,767
Custodian fees	5,358
Accrued expenses and other payables	332,962
Total Liabilities	8,662,143
Net Assets	$7,786,092,563

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,818,855,449
Undistributed net investment income/(loss)	18,478,976
Undistributed net realized gain/(loss) from investments and foreign currency transactions	243,739,457
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,705,018,681
Total Net Assets	$7,786,092,563
Net Assets - Class A Shares	$14,637,392
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	403,133
Net Asset Value Per Share(1)	$36.31
Maximum Offering Price Per Share(2)	$38.53
Net Assets - Class C Shares	$6,366,612
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	182,883
Net Asset Value Per Share(1)	$34.81
Net Assets - Class D Shares	$5,985,928,796
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	163,518,558
Net Asset Value Per Share	$36.61
Net Assets - Class I Shares	$76,607,278
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,082,209
Net Asset Value Per Share	$36.79
Net Assets - Class N Shares	$40,237,426
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,097,627
Net Asset Value Per Share	$36.66
Net Assets - Class R Shares	$4,625,181
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	129,518
Net Asset Value Per Share	$35.71
Net Assets - Class S Shares	$20,344,249
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	555,505
Net Asset Value Per Share	$36.62
Net Assets - Class T Shares	$1,637,345,629
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,581,682
Net Asset Value Per Share	$36.73

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$43,422,498
Dividends from affiliates	724,684
Foreign tax withheld	(45,513)
Total Investment Income	44,101,669
Expenses:
Advisory fees	18,186,895
12b-1Distribution and shareholder servicing fees:
Class A Shares	18,533
Class C Shares	27,875
Class R Shares	10,806
Class S Shares	25,022
Transfer agent administrative fees and expenses:
Class D Shares	3,460,684
Class R Shares	5,403
Class S Shares	25,085
Class T Shares	1,985,735
Transfer agent networking and omnibus fees:
Class A Shares	7,880
Class C Shares	2,879
Class I Shares	37,742
Other transfer agent fees and expenses:
Class A Shares	922
Class C Shares	436
Class D Shares	431,590
Class I Shares	1,905
Class N Shares	671
Class R Shares	37
Class S Shares	132
Class T Shares	6,742
Shareholder reports expense	464,669
Fund administration fees	357,808
Non-interested Trustees’ fees and expenses	118,884
Registration fees	83,946
Professional fees	74,302
Custodian fees	31,513
Other expenses	261,565
Total Expenses	25,629,661
Less: Excess Expense Reimbursement	(140,907)
Net Expenses	25,488,754
Net Investment Income/(Loss)	18,612,915
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	249,149,267
Total Net Realized Gain/(Loss) on Investments	249,149,267
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	296,711,448
Total Change in Unrealized Net Appreciation/Depreciation	296,711,448
Net Increase/(Decrease) in Net Assets Resulting from Operations	$564,473,630

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$18,612,915	$18,356,943
Net realized gain/(loss) on investments	249,149,267	358,416,237
Change in unrealized net appreciation/depreciation	296,711,448	325,818,126
Net Increase/(Decrease) in Net Assets Resulting from Operations	564,473,630	702,591,306
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,057)	(102,784)
Class C Shares	—	(1,073)
Class D Shares	(18,182,440)	(39,014,615)
Class I Shares	(298,134)	(328,331)
Class N Shares	(215,160)	(435,260)
Class R Shares	—	(13,399)
Class S Shares	—	(60,812)
Class T Shares	(3,490,382)	(10,291,133)
Total Dividends from Net Investment Income	(22,191,173)	(50,247,407)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(721,371)	(1,913,474)
Class C Shares	(312,962)	(717,215)
Class D Shares	(275,125,307)	(576,437,706)
Class I Shares	(4,270,495)	(9,866,865)
Class N Shares	(2,225,563)	(5,179,949)
Class R Shares	(207,016)	(516,109)
Class S Shares	(958,652)	(2,508,423)
Class T Shares	(76,047,016)	(170,562,095)
Total Distributions from Net Realized Gain from Investment Transactions	(359,868,382)	(767,701,836)
Net Decrease from Dividends and Distributions to Shareholders	(382,059,555)	(817,949,243)
Capital Share Transactions:
Class A Shares	(2,068,880)	803,188
Class C Shares	(430,897)	417,220
Class D Shares	8,923,260	251,289,071
Class I Shares	(16,756,406)	(383,989,145)
Class N Shares	(10,104,246)	(2,187,293)
Class R Shares	(32,945)	36,655
Class S Shares	(1,636,356)	(4,511,857)
Class T Shares	(17,885,540)	(58,130,545)
Net Increase/(Decrease) from Capital Share Transactions	(39,992,010)	(196,272,706)
Net Increase/(Decrease) in Net Assets	142,422,065	(311,630,643)
Net Assets:
Beginning of period	7,643,670,498	7,955,301,141
End of period	$7,786,092,563	$7,643,670,498

Undistributed Net Investment Income/(Loss)	$18,478,976	$22,057,234

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$35.49	$36.22	$43.19		$37.33	$31.74	$25.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.01(1)	0.09(1)		0.06(1)	(7.61)	0.11
Net realized and unrealized gain/(loss)	2.48	3.20	1.98		5.99	13.41	6.44
Total from Investment Operations	2.55	3.21	2.07		6.05	5.80	6.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.20)	—		—	(0.21)	(0.14)
Distributions (from capital gains)	(1.72)	(3.74)	(9.04)		(0.19)	—	—
Total Dividends and Distributions	(1.73)	(3.94)	(9.04)		(0.19)	(0.21)	(0.14)
Net Asset Value, End of Period	$36.31	$35.49	$36.22		$43.19	$37.33	$31.74
Total Return*	7.60%	9.12%	4.97%		16.27%	18.39%	25.96%
Net Assets, End of Period (in thousands)	$14,637	$16,373	$16,208		$14,675	$17,579	$1,117,172
Average Net Assets for the Period (in thousands)	$15,020	$17,632	$15,975		$16,911	$982,481	$986,388
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.95%	0.98%		0.86%	0.99%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.95%	0.98%		0.86%	0.95%	0.89%
Ratio of Net Investment Income/(Loss)	0.37%	0.04%	0.22%		0.16%	0.65%	0.48%
Portfolio Turnover Rate	21%	55%	53%		62%	46%	46%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$34.19	$35.04	$42.33	$36.88	$31.32	$25.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	(0.20)(1)	(0.15)(1)	(0.25)(1)	(0.24)	(0.14)
Net realized and unrealized gain/(loss)	2.38	3.10	1.90	5.89	5.80	6.40
Total from Investment Operations	2.34	2.90	1.75	5.64	5.56	6.26
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—	—	—	—
Distributions (from capital gains)	(1.72)	(3.74)	(9.04)	(0.19)	—	—
Total Dividends and Distributions	(1.72)	(3.75)	(9.04)	(0.19)	—	—
Net Asset Value, End of Period	$34.81	$34.19	$35.04	$42.33	$36.88	$31.32
Total Return*	7.25%	8.47%	4.19%	15.35%	17.75%	24.98%
Net Assets, End of Period (in thousands)	$6,367	$6,677	$6,465	$5,349	$4,998	$5,498
Average Net Assets for the Period (in thousands)	$6,341	$6,815	$5,955	$5,245	$4,814	$5,620
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.59%	1.61%	1.65%	1.67%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.50%	1.59%	1.61%	1.65%	1.63%	1.64%
Ratio of Net Investment Income/(Loss)	(0.24)%	(0.60)%	(0.40)%	(0.63)%	(0.09)%	(0.29)%
Portfolio Turnover Rate	21%	55%	53%	62%	46%	46%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.83	$36.51	$43.44	$37.60	$31.89	$25.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.09(1)	0.17(1)	0.15(1)	0.22	0.18
Net realized and unrealized gain/(loss)	2.51	3.22	2.00	6.02	5.76	6.45
Total from Investment Operations	2.61	3.31	2.17	6.17	5.98	6.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.25)	(0.06)	(0.14)	(0.27)	(0.17)
Distributions (from capital gains)	(1.72)	(3.74)	(9.04)	(0.19)	—	—
Total Dividends and Distributions	(1.83)	(3.99)	(9.10)	(0.33)	(0.27)	(0.17)
Net Asset Value, End of Period	$36.61	$35.83	$36.51	$43.44	$37.60	$31.89
Total Return*	7.73%	9.35%	5.20%	16.52%	18.92%	26.18%
Net Assets, End of Period (in thousands)	$5,985,929	$5,836,444	$5,683,312	$5,736,396	$5,260,579	$4,785,902
Average Net Assets for the Period (in thousands)	$5,781,574	$5,786,955	$6,092,918	$5,607,909	$4,928,021	$4,622,266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.73%	0.77%	0.66%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.73%	0.77%	0.66%	0.68%	0.68%
Ratio of Net Investment Income/(Loss)	0.59%	0.26%	0.42%	0.36%	0.85%	0.69%
Portfolio Turnover Rate	21%	55%	53%	62%	46%	46%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.99	$36.52	$43.46	$37.63	$31.91	$25.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.06(1)	0.20(1)	0.17(1)	0.25	0.21
Net realized and unrealized gain/(loss)	2.53	3.27	2.00	6.01	5.76	6.45
Total from Investment Operations	2.64	3.33	2.20	6.18	6.01	6.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.10)	(0.16)	(0.29)	(0.19)
Distributions (from capital gains)	(1.72)	(3.74)	(9.04)	(0.19)	—	—
Total Dividends and Distributions	(1.84)	(3.86)	(9.14)	(0.35)	(0.29)	(0.19)
Net Asset Value, End of Period	$36.79	$35.99	$36.52	$43.46	$37.63	$31.91
Total Return*	7.77%	9.40%	5.30%	16.53%	18.98%	26.30%
Net Assets, End of Period (in thousands)	$76,607	$92,015	$456,606	$265,667	$140,367	$143,353
Average Net Assets for the Period (in thousands)	$84,647	$124,342	$504,848	$158,634	$135,903	$156,600
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.69%	0.72%	0.61%	0.61%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.69%	0.72%	0.61%	0.61%	0.63%
Ratio of Net Investment Income/(Loss)	0.64%	0.16%	0.49%	0.41%	0.94%	0.73%
Portfolio Turnover Rate	21%	55%	53%	62%	46%	46%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$35.90	$36.59	$43.51	$37.61	$31.92	$29.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.14(2)	0.27(2)	0.21(2)	(1.56)	0.04
Net realized and unrealized gain/(loss)	2.52	3.22	1.97	6.02	7.59	2.34
Total from Investment Operations	2.65	3.36	2.24	6.23	6.03	2.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.31)	(0.12)	(0.14)	(0.34)	—
Distributions (from capital gains)	(1.72)	(3.74)	(9.04)	(0.19)	—	—
Total Dividends and Distributions	(1.89)	(4.05)	(9.16)	(0.33)	(0.34)	—
Net Asset Value, End of Period	$36.66	$35.90	$36.59	$43.51	$37.61	$31.92
Total Return*	7.81%	9.48%	5.39%	16.66%	19.08%	8.06%
Net Assets, End of Period (in thousands)	$40,237	$49,220	$52,300	$18,843	$26,202	$24,587
Average Net Assets for the Period (in thousands)	$46,714	$51,777	$32,464	$20,018	$202,860	$17,258
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.51%	0.58%	0.64%	0.51%	0.52%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%	0.58%	0.64%	0.51%	0.52%	0.55%
Ratio of Net Investment Income/(Loss)	0.75%	0.41%	0.69%	0.51%	1.33%	0.91%
Portfolio Turnover Rate	21%	55%	53%	62%	46%	46%

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$34.98	$35.79	$42.90	$37.26	$31.54	$25.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(2)(3)	(0.12)(2)	(0.07)(2)	(0.10)(2)	0.03	(0.04)
Net realized and unrealized gain/(loss)	2.45	3.15	2.00	5.95	5.71	6.44
Total from Investment Operations	2.45	3.03	1.93	5.85	5.74	6.40
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.10)	—	(0.02)	(0.02)	(0.08)
Distributions (from capital gains)	(1.72)	(3.74)	(9.04)	(0.19)	—	—
Total Dividends and Distributions	(1.72)	(3.84)	(9.04)	(0.21)	(0.02)	(0.08)
Net Asset Value, End of Period	$35.71	$34.98	$35.79	$42.90	$37.26	$31.54
Total Return*	7.41%	8.67%	4.62%	15.77%	18.21%	25.44%
Net Assets, End of Period (in thousands)	$4,625	$4,566	$4,688	$2,787	$3,259	$2,427
Average Net Assets for the Period (in thousands)	$4,333	$4,840	$3,984	$3,267	$2,801	$2,600
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.34%	1.38%	1.26%	1.28%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.34%	1.38%	1.26%	1.28%	1.29%
Ratio of Net Investment Income/(Loss)	(0.02)%	(0.35)%	(0.17)%	(0.24)%	0.23%	0.07%
Portfolio Turnover Rate	21%	55%	53%	62%	46%	46%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.79	$36.44	$43.43	$37.65	$31.84	$25.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	(0.03)(1)	0.03(1)	0.01(1)	0.14	0.09
Net realized and unrealized gain/(loss)	2.51	3.21	2.02	6.02	5.75	6.44
Total from Investment Operations	2.55	3.18	2.05	6.03	5.89	6.53
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.09)	—	(0.06)	(0.08)	(0.04)
Distributions (from capital gains)	(1.72)	(3.74)	(9.04)	(0.19)	—	—
Total Dividends and Distributions	(1.72)	(3.83)	(9.04)	(0.25)	(0.08)	(0.04)
Net Asset Value, End of Period	$36.62	$35.79	$36.44	$43.43	$37.65	$31.84
Total Return*	7.52%	8.96%	4.88%	16.10%	18.55%	25.79%
Net Assets, End of Period (in thousands)	$20,344	$21,510	$26,529	$30,752	$41,000	$43,993
Average Net Assets for the Period (in thousands)	$20,135	$23,536	$31,092	$37,988	$41,378	$54,961
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.09%	1.11%	1.01%	1.02%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.08%	1.09%	0.98%	0.99%	1.02%
Ratio of Net Investment Income/(Loss)	0.24%	(0.09)%	0.08%	0.04%	0.55%	0.32%
Portfolio Turnover Rate	21%	55%	53%	62%	46%	46%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.92	$36.60	$43.50	$37.68	$31.90	$25.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.06(1)	0.14(1)	0.11(1)	0.28	0.18
Net realized and unrealized gain/(loss)	2.52	3.23	2.01	6.02	5.69	6.43
Total from Investment Operations	2.61	3.29	2.15	6.13	5.97	6.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.23)	(0.01)	(0.12)	(0.19)	(0.13)
Distributions (from capital gains)	(1.72)	(3.74)	(9.04)	(0.19)	—	—
Total Dividends and Distributions	(1.80)	(3.97)	(9.05)	(0.31)	(0.19)	(0.13)
Net Asset Value, End of Period	$36.73	$35.92	$36.60	$43.50	$37.68	$31.90
Total Return*	7.68%	9.24%	5.15%	16.37%	18.83%	26.07%
Net Assets, End of Period (in thousands)	$1,637,346	$1,616,866	$1,709,193	$1,617,564	$1,638,769	$1,987,992
Average Net Assets for the Period (in thousands)	$1,592,593	$1,655,883	$1,776,577	$1,689,483	$1,591,600	$2,149,222
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.83%	0.87%	0.76%	0.78%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.82%	0.84%	0.75%	0.76%	0.78%
Ratio of Net Investment Income/(Loss)	0.50%	0.17%	0.35%	0.27%	0.75%	0.58%
Portfolio Turnover Rate	21%	55%	53%	62%	46%	46%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

Janus Investment Fund	21

Janus Fund

Notes to Financial Statements (unaudited)

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

22	MARCH 31, 2017

Janus Fund

Notes to Financial Statements (unaudited)

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’

Janus Investment Fund	23

Janus Fund

Notes to Financial Statements (unaudited)

taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

24	MARCH 31, 2017

Janus Fund

Notes to Financial Statements (unaudited)

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an

Janus Investment Fund	25

Janus Fund

Notes to Financial Statements (unaudited)

increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased call options is $11,741. There were no purchased options held at March 31, 2017.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative		Equity Contracts
Investments and foreign currency transactions		$(2,212,962)	(a)

(a)	Amounts relate to purchased options.
(b)	Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" section of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

26	MARCH 31, 2017

Janus Fund

Notes to Financial Statements (unaudited)

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Core Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

Janus Investment Fund	27

Janus Fund

Notes to Financial Statements (unaudited)

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of

28	MARCH 31, 2017

Janus Fund

Notes to Financial Statements (unaudited)

Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Janus Investment Fund	29

Janus Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $1,947.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $117.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $6,934,045 in purchases and $2,809,405 in sales, resulting in a net realized gain of $671,486. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,083,458,761	$1,793,884,567	$(89,371,366)	$ 1,704,513,201

30	MARCH 31, 2017

Janus Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	70,368	$ 2,455,664	186,592	$ 6,759,890
Reinvested dividends and distributions	18,538	621,027	50,631	1,757,902
Shares repurchased	(147,175)	(5,145,571)	(223,267)	(7,714,604)
Net Increase/(Decrease)	(58,269)	$ (2,068,880)	13,956	$ 803,188
Class C Shares:
Shares sold	8,362	$ 276,214	55,672	$ 1,894,598
Reinvested dividends and distributions	6,569	211,311	13,406	450,301
Shares repurchased	(27,355)	(918,422)	(58,253)	(1,927,679)
Net Increase/(Decrease)	(12,424)	$ (430,897)	10,825	$ 417,220
Class D Shares:
Shares sold	1,413,161	$ 49,798,266	3,058,947	$ 106,804,336
Reinvested dividends and distributions	8,382,588	282,912,326	16,998,526	594,778,406
Shares repurchased	(9,186,109)	(323,787,332)	(12,794,940)	(450,293,671)
Net Increase/(Decrease)	609,640	$ 8,923,260	7,262,533	$ 251,289,071
Class I Shares:
Shares sold	262,861	$ 9,346,077	735,229	$ 25,732,546
Reinvested dividends and distributions	123,405	4,185,903	266,436	9,359,907
Shares repurchased	(860,698)	(30,288,386)	(10,947,464)	(419,081,598)
Net Increase/(Decrease)	(474,432)	$(16,756,406)	(9,945,799)	$(383,989,145)
Class N Shares:
Shares sold	76,490	$ 2,716,276	129,879	$ 4,544,949
Reinvested dividends and distributions	72,232	2,440,723	160,297	5,615,209
Shares repurchased	(422,195)	(15,261,245)	(348,295)	(12,347,451)
Net Increase/(Decrease)	(273,473)	$(10,104,246)	(58,119)	$ (2,187,293)
Class R Shares:
Shares sold	22,552	$ 777,737	60,264	$ 2,082,309
Reinvested dividends and distributions	5,776	190,486	14,877	510,717
Shares repurchased	(29,359)	(1,001,168)	(75,561)	(2,556,371)
Net Increase/(Decrease)	(1,031)	$ (32,945)	(420)	$ 36,655
Class S Shares:
Shares sold	42,082	$ 1,483,284	130,001	$ 4,580,760
Reinvested dividends and distributions	28,072	948,846	72,765	2,550,405
Shares repurchased	(115,698)	(4,068,486)	(329,677)	(11,643,022)
Net Increase/(Decrease)	(45,544)	$ (1,636,356)	(126,911)	$ (4,511,857)
Class T Shares:
Shares sold	2,137,012	$ 75,758,299	3,987,452	$ 140,687,145
Reinvested dividends and distributions	2,280,242	77,231,782	5,020,042	176,203,472
Shares repurchased	(4,851,358)	(170,875,621)	(10,689,336)	(375,021,162)
Net Increase/(Decrease)	(434,104)	$(17,885,540)	(1,681,842)	$ (58,130,545)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,517,402,515	$1,739,581,253	$ -	$ -

Janus Investment Fund	31

Janus Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Effective May 1, 2017, the Fund merged with Janus Research Fund and therefore, the Fund is no longer available for purchase.

32	MARCH 31, 2017

Janus Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance,

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the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	41

Janus Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it

44	MARCH 31, 2017

Janus Fund

Additional Information (unaudited)

does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The

Janus Investment Fund	45

Janus Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Fund

Additional Information (unaudited)

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Fund

Additional Information (unaudited)

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund

Janus Investment Fund	49

Janus Fund

Additional Information (unaudited)

investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

50	MARCH 31, 2017

Janus Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

Janus Investment Fund	51

Janus Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

52	MARCH 31, 2017

Janus Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93042 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Global Life Sciences Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Life Sciences Fund

Janus Global Life Sciences Fund (unaudited)

FUND SNAPSHOT

We believe in the power of deep fundamental research to identify life science companies trading at a significant discount to intrinsic value. We feel the quality of our team, the depth of our research, and our disciplined long-term approach set us apart in pursuing superior risk-adjusted results for our clients.

Andy Acker co-portfolio manager	Ethan Lovell co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Life Sciences Fund’s Class I Shares returned 2.77% over the six-month period ended March 31, 2017, beating the Fund’s primary benchmark, the MSCI World Health Care Index, which returned 2.63% during the period. However, this trailed the S&P 500 Index, which gained 10.12% during the period.

INVESTMENT ENVIRONMENT

Health care, in general, underperformed broader equity markets during the period. Uncertainty about the future of the Affordable Care Act (ACA) and political rhetoric around drug pricing weighed heavily on the sector during the first few months of the period. However, health care stocks began to rebound in early 2017, as it became clear that any health insurance and drug reimbursement reform would likely be more limited in scope. As a result, managed health care firms delivered the best performance of any subsector for the six-month period. In addition, several new drug and product launches set the stage for promising growth in 2017, leading to positive returns for the stocks of health care supply, biotechnology and health care equipment companies.

PERFORMANCE DISCUSSION

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the most compelling investment ideas across the globe. Our primary focus remains on companies that are addressing high, unmet medical needs and those that we believe can make the health care system more efficient.

On a subsector basis, the Fund’s health care equipment and pharmaceuticals holdings contributed most to relative return. Our stock selection within the health care equipment sector drove outperformance, while an underweight was most important in pharmaceuticals. Conversely, an underweight to managed health care and the Fund’s holdings in biotechnology detracted most from relative performance.

Looking at specific holdings, Actelion Limited was the top contributor. The stock benefited from being the object of a bidding war between Sanofi and Johnson & Johnson, which was ultimately won by the latter. Actelion is coveted for its dominant position in the pulmonary hypertension market. In recent years, the company has launched two leading drugs in this space, Opsumit and Uptravi.

Celgene was another top performer. The company reported strong quarterly earnings and positive guidance, driven by growth of Revlimid, Celgene’s multiple myeloma therapy. We believe new therapies given on top of a Revlimid backbone bode well for continued growth of the franchise. We also remain encouraged by the potential of several other drugs in the company’s pipeline, including new therapies for cancer, multiple sclerosis and Crohn’s disease. Similar to other biotechnology holdings in our portfolio, we believe the innovative nature of Celgene’s therapies, and the long patent protection around them, represent durable growth opportunities.

Sanofi also added to return. The French pharmaceutical firm has many growth drivers today, including Dupixent, a treatment for severe forms of eczema. Sanofi developed the drug with Regeneron and recently won approval by the Food and Drug Administration (FDA) to launch the therapy. We believe Dupixent has blockbuster potential as a key regulator of allergic disease. In addition, Sanofi completed the swap of its animal health business with Boehringer Ingelheim’s consumer health care business in early 2017, a deal that we think will drive margin expansion.

While pleased with these results, other holdings weighed on performance. Teva Pharmaceutical Industries was the leading detractor. The stock of the generic drug maker declined after management lowered guidance for 2017,

Janus Investment Fund	1

Janus Global Life Sciences Fund (unaudited)

reflecting a weak environment for generic drug pricing and a series of misfires that the company has made recently. Given these concerns and the company’s high financial leverage, we exited the position.

Puma Biotechnology was another detractor. In late 2016, the development-stage biotech company announced that certain side effects for its Neratinib breast cancer therapy were higher than anticipated. Also impacting the stock were investors awaiting data for a possible competing therapy and Puma raising additional capital through an equity offering. However, we believe the stock still offers value based on the long-term potential for Neratinib in breast cancer, and think Puma could be an attractive acquisition candidate.

Mallinckrodt also weighed on returns. During the period, the FDA withdrew approval of Mallinckrodt’s abbreviated new drug application for methylphenidate extended release tablets, used for the treatment of attention-deficit hyperactivity disorder (ADHD). The company also suffered from concerns about pricing in the specialty pharmaceutical industry. Still, we think a low single digit P/E valuation underestimates the long-term growth profile and associated cash flow stream of Mallinckrodt’s primary business segments, which include hospital therapies and autoimmune drugs. The company also has been divesting non-core assets, which should help reduce costs and drive margin improvement over time.

The Fund continued with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance.

OUTLOOK

The political concerns that weighed on health care stocks in 2016 have finally started to lift. The “repeal and replace” of the Affordable Care Act (ACA) is on hold for now, and we believe future reform may be more limited in scope in order to win congressional support. At the same time, although President Trump continues to criticize drug pricing, we expect that any changes to drug reimbursement are unlikely to have a materially negative effect on the industry.

As a result, health care stocks have started to rebound, with company fundamentals again driving returns. Already in the first quarter of 2017, the Food and Drug Administration (FDA) has approved a dozen new drugs, many of which we think have blockbuster potential. Among the new treatments are Zejula, a therapy for ovarian cancer; Ocrevus, for relapsing and progressive forms of multiple sclerosis; and Dupixent, the first new drug in decades to effectively treat moderate-to-severe forms of atopic dermatitis (eczema). Innovation is also happening in medical devices. In late 2016, the FDA ruled that diabetes patients could use continuous glucose monitoring (CGM) systems instead of traditional finger prick tests to monitor their blood sugar.

The number of FDA approvals has trended above average lately and we expect that to continue, with more than 20 additional drug applications pending at the FDA, many with priority review status. Regulators have become increasingly focused on delivering treatments quickly to patients with unmet medical needs. New rules also have allowed the FDA and drug sponsors to communicate more during the drug review process, enabling sponsors to address deficiencies long before an FDA decision is made, thus increasing the approval success rate.

This trend is not lost on major biopharmaceutical companies, many of which need to refill pipelines as products lose patent protection or face competition from so-called biosimilars. As a result, we expect industry consolidation to continue and that small and midsize biotech firms with novel therapies will remain prime acquisition targets. In addition, we believe deals could fetch significant premiums, given the sector’s attractive valuations. For example, in January, Johnson & Johnson announced it would purchase Actelion for roughly $30 billion, more than 20% above Actelion’s market value at the time. If Congress approves a tax holiday for companies that repatriate foreign cash, merger and acquisition (M&A) activity could ramp up even more.

As always, we continue to focus on companies addressing unmet medical needs with novel therapies and those that can make the healthcare system more efficient. Our team continues to find abundant opportunities across the subsectors of healthcare.

Thank you for your continued investment in Janus Global Life Sciences Fund.

2	MARCH 31, 2017

Janus Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Actelion Ltd	0.75%	Teva Pharmaceutical Industries Ltd (ADR)	-0.48%
	Celgene Corp	0.52%	Alder Biopharmaceuticals Inc	-0.45%
	Sanofi	0.47%	Puma Biotechnology Inc	-0.43%
	AveXis Inc	0.34%	Mallinckrodt PLC	-0.40%
	Exelixis Inc	0.33%	Achillion Pharmaceuticals Inc	-0.31%

	2 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	0.11%	97.63%	100.00%
	Industrials	0.06%	0.92%	0.00%

	Bottom Performer - Sector*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.03%	1.45%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Eli Lilly & Co
Pharmaceuticals	3.6%
Amgen Inc
Biotechnology	3.2%
Sanofi
Pharmaceuticals	3.0%
Shire PLC (ADR)
Biotechnology	2.9%
AstraZeneca PLC
Pharmaceuticals	2.9%
15.6%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Investment Companies	4.4%
Corporate Bonds	0.5%
Rights	0.1%
Other	(3.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	2.62%	13.17%	19.12%	12.78%	11.10%	1.04%
Class A Shares at MOP	-3.28%	6.66%	17.72%	12.12%	10.74%
Class C Shares at NAV	2.25%	12.29%	18.21%	11.91%	10.28%	1.84%
Class C Shares at CDSC	1.25%	11.29%	18.21%	11.91%	10.28%
Class D Shares(1)	2.72%	13.40%	19.34%	12.96%	11.27%	0.84%
Class I Shares	2.77%	13.47%	19.41%	12.90%	11.24%	0.78%
Class S Shares	2.57%	13.03%	18.96%	12.60%	10.94%	1.19%
Class T Shares	2.69%	13.29%	19.25%	12.90%	11.24%	0.94%
MSCI World Health Care Index	2.63%	8.45%	13.63%	8.17%	5.66%
S&P 500 Index	10.12%	17.17%	13.30%	7.51%	5.63%
Morningstar Quartile - Class T Shares	-	3rd	1st	2nd	1st
Morningstar Ranking - based on total returns for Health Funds	-	73/142	17/127	35/114	14/56

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Janus Investment Fund	5

Janus Global Life Sciences Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,026.20	$5.25	$1,000.00	$1,019.75	$5.24	1.04%
Class C Shares	$1,000.00	$1,022.50	$9.03	$1,000.00	$1,016.01	$9.00	1.79%
Class D Shares	$1,000.00	$1,027.20	$4.25	$1,000.00	$1,020.74	$4.23	0.84%
Class I Shares	$1,000.00	$1,027.70	$3.94	$1,000.00	$1,021.04	$3.93	0.78%
Class S Shares	$1,000.00	$1,025.70	$5.91	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$1,026.90	$4.65	$1,000.00	$1,020.34	$4.63	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – 0.5%
Consumer Non-Cyclical – 0.5%
PTC Therapeutics Inc, 3.0000%, 8/15/22# (cost $26,879,000)	$26,879,000	$16,883,372
Common Stocks – 98.1%
Biotechnology – 34.1%
AbbVie Inc	.516,604	33,661,917
ACADIA Pharmaceuticals Inc*	583,821	20,071,766
ACERTA PHARMA B.V. PP*,§	143,797,410	17,110,454
Achillion Pharmaceuticals Inc*	2,201,206	9,267,077
Actelion Ltd*	137,615	38,780,660
Agios Pharmaceuticals Inc*,#	212,054	12,383,954
Alder Biopharmaceuticals Inc*	1,580,184	32,867,827
Alexion Pharmaceuticals Inc*	478,808	58,050,682
Alkermes PLC*	295,650	17,295,525
Alnylam Pharmaceuticals Inc*	320,176	16,409,020
AMAG Pharmaceuticals Inc*	153,607	3,463,838
Amgen Inc	664,678	109,053,719
Amicus Therapeutics Inc*,#	2,246,527	16,017,738
Ascendis Pharma A/S (ADR)*,#	559,035	15,652,980
Avexis Inc*,#	296,809	22,566,388
Axovant Sciences Ltd*,#	1,561,477	23,328,466
Biogen Inc*	253,735	69,376,224
Bioverativ Inc*	202,625	11,034,958
Celgene Corp*	769,621	95,763,941
DBV Technologies SA (ADR)*	785,514	27,665,803
Edge Therapeutics Inc*,#,£	1,225,035	11,160,069
Exelixis Inc*	623,234	13,505,481
FibroGen Inc*	687,937	16,957,647
Gilead Sciences Inc	639,694	43,448,016
Global Blood Therapeutics Inc*	458,480	16,894,988
Heron Therapeutics Inc*,#	1,558,033	23,370,495
Incyte Corp*	169,679	22,680,992
Insmed Inc*	1,408,721	24,666,705
Ironwood Pharmaceuticals Inc*	1,529,085	26,086,190
La Jolla Pharmaceutical Co*,#	517,742	15,454,599
Neurocrine Biosciences Inc*	695,408	30,111,166
ProQR Therapeutics NV*	250,442	1,252,210
Puma Biotechnology Inc*	506,830	18,854,076
Regeneron Pharmaceuticals Inc*	219,649	85,116,184
RPI INTERNATIONAL HOLDINGS, LP§	127,226	17,484,669
Shire PLC (ADR)	576,551	100,452,481
Spark Therapeutics Inc*,#	263,015	14,029,220
TESARO Inc*	78,648	12,101,568
Vertex Pharmaceuticals Inc*	191,822	20,975,736
		1,164,425,429
Health Care Equipment & Supplies – 15.3%
Baxter International Inc	1,066,477	55,307,497
Boston Scientific Corp*	3,026,654	75,272,885
Cooper Cos Inc	176,533	35,287,181
DexCom Inc*	535,245	45,351,309
Glaukos Corp*	619,504	31,780,555
ICU Medical Inc*	235,398	35,945,275
Integra LifeSciences Holdings Corp*	368,498	15,524,821
Medtronic PLC	720,681	58,058,061
Nevro Corp*	304,068	28,491,172
STERIS PLC	718,338	49,895,757
Teleflex Inc	157,343	30,482,059
Varian Medical Systems Inc*	319,008	29,071,199
Wright Medical Group NV*	996,900	31,023,528
		521,491,299

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – 15.6%
Acadia Healthcare Co Inc*,#	.711,999	$31,043,156
Aetna Inc	734,996	93,748,740
AmerisourceBergen Corp	456,086	40,363,611
Anthem Inc	438,339	72,492,504
DaVita Inc*	386,526	26,272,172
Diplomat Pharmacy Inc*	1,395,100	22,251,845
Envision Healthcare Corp*	790,363	48,465,059
HCA Holdings Inc*	433,185	38,549,133
Henry Schein Inc*	105,859	17,992,854
Humana Inc	297,272	61,279,650
Teladoc Inc*,#	856,680	21,417,000
Universal Health Services Inc	491,596	61,179,122
		535,054,846
Health Care Technology – 1.8%
athenahealth Inc*	548,935	61,859,485
Life Sciences Tools & Services – 3.5%
Quintiles IMS Holdings Inc*	638,746	51,438,215
SOLID BIOSCIENCES COMMON*,§	20,266	177,328
SOLID BIOSCIENCES JR PREFERRED UNITS*,§	736,751	7,367,510
Thermo Fisher Scientific Inc	389,438	59,817,677
		118,800,730
Pharmaceuticals – 26.8%
Allergan PLC	338,561	80,888,994
AstraZeneca PLC	1,600,942	98,519,662
Avadel Pharmaceuticals PLC (ADR)*	1,254,058	12,139,281
Bayer AG	259,275	29,883,264
Eli Lilly & Co	1,458,841	122,703,117
GW Pharmaceuticals PLC (ADR)*	239,718	28,991,495
Horizon Pharma Plc*	2,246,037	33,196,427
Indivior PLC*	3,492,644	14,092,557
Ipsen SA*	302,551	30,259,296
Jazz Pharmaceuticals PLC*	333,613	48,417,255
Mallinckrodt PLC*	537,317	23,948,219
Nektar Therapeutics*	975,095	22,885,480
Novartis AG (ADR)	888,487	65,987,929
Novo Nordisk A/S	1,026,020	35,241,985
Pfizer Inc	1,903,550	65,120,446
Roche Holding AG	251,770	64,312,728
Sanofi	1,118,709	100,979,397
SOLID BIOSCIENCES SR PREFERRED UNITS*,§	88,665	886,650
Takeda Pharmaceutical Co Ltd	822,100	38,619,719
		917,073,901
Professional Services – 1.0%
Advisory Board Co*	703,433	32,920,664
Total Common Stocks (cost $2,760,735,279)		3,351,626,354
Rights – 0.1%
Biotechnology – 0.1%
DYAX Corp* (cost $1,805,712)	1,626,768	1,805,712
Investment Companies – 4.4%
Investments Purchased with Cash Collateral from Securities Lending – 3.0%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	101,807,640	101,807,640
Money Markets – 1.4%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	48,879,000	48,879,000
Total Investment Companies (cost $150,686,640)		150,686,640
Total Investments (total cost $2,940,106,631) – 103.1%		3,521,002,078
Liabilities, net of Cash, Receivables and Other Assets – (3.1)%		(104,885,421)
Net Assets – 100%		$3,416,116,657

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,830,309,912	80.4%
United Kingdom	242,056,195	6.9
Switzerland	169,081,317	4.8
France	158,904,496	4.5
Denmark	50,894,965	1.4
Japan	38,619,719	1.1
Germany	29,883,264	0.9
Netherlands	1,252,210	0.0

Total	$3,521,002,078	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World Health Care IndexSM	MSCI World Health Care IndexSM reflects the performance of health care stocks from global developed markets.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Edge Therapeutics Inc(1)
1,557,244	—	(332,209)	1,225,035	$1,665,656	$—	$N/A
Janus Cash Collateral Fund LLC
276,859,906	402,866,702	(577,918,968)	101,807,640	—	466,799(2)	101,807,640
Janus Cash Liquidity Fund LLC
43,187,889	426,077,258	(420,386,147)	48,879,000	—	85,956	48,879,000
OvaScience Inc
1,768,128	184,533	(1,952,661)	—	(24,026,362)	—	—

Total				$(22,360,706)	$552,755	$150,686,640
(1)	Company was no longer an affiliate as of March 31, 2017.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ACERTA PHARMA B.V. PP	5/11/15	$8,272,388	$17,110,454	0.5%
RPI INTERNATIONAL HOLDINGS, LP	5/21/15	14,999,945	17,484,669	0.5
SOLID BIOSCIENCES COMMON	3/29/17	177,328	177,328	0.0
SOLID BIOSCIENCES JR PREFERRED UNITS	11/2/15	7,093,170	7,367,510	0.2
SOLID BIOSCIENCES SR PREFERRED UNITS	3/29/17	886,650	886,650	0.1
Total		$31,429,481	$43,026,611	1.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

Janus Investment Fund	11

Janus Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$16,883,372	$-
Common Stocks		-	-
Biotechnology	1,129,830,306	-	34,595,123
Life Sciences Tools & Services	111,255,892	-	7,544,838
Pharmaceuticals	916,187,251	-	886,650
All Other	1,151,326,294	-	-
Rights	-	-	1,805,712
Investment Companies	-	150,686,640	-
Total Assets	$3,308,599,743	$167,570,012	$44,832,323

Level 3 Valuation Reconciliation of Assets
	Level 3 Value as of 9/30/16	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)(b)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Value as of 3/31/17
Investments in Securities:
Common Stocks
Biotechnology	$ 39,108,150	$ -	$2,580,143	$ -	$(7,093,170)(c)	$ -	$ 34,595,123
Life Sciences Tools & Services	-	-	274,340	7,270,498(c)	-	-	7,544,838
Pharmaceuticals	-	-	-	886,650	-	-	886,650
Rights	1,805,712	-	-	-	-	-	1,805,712
Total	$ 40,913,862	$ -	$2,854,483	$ 8,157,148	$ (7,093,170)	$ -	$ 44,832,323

(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

(b) Represents the change in unrealized net appreciation/depreciation related to assets categorized as Level 3 held at March 31, 2017.

(c) All or a portion is the result of a corporate action.

12	MARCH 31, 2017

Janus Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,940,106,631
Unaffiliated investments, at value(1)	3,370,315,438
Affiliated investments, at value	150,686,640
Cash	5,782
Non-interested Trustees' deferred compensation	64,578
Receivables:
Dividends	3,721,889
Investments sold	2,979,233
Foreign tax reclaims	2,707,448
Fund shares sold	2,043,786
Interest	107,516
Dividends from affiliates	27,191
Other assets	32,334
Total Assets	3,532,691,835
Liabilities:
Collateral for securities loaned (Note 2)	101,807,640
Payables:	—
Fund shares repurchased	6,725,923
Investments purchased	4,785,075
Advisory fees	1,982,750
Transfer agent fees and expenses	595,034
12b-1 Distribution and shareholder servicing fees	198,702
Non-interested Trustees' deferred compensation fees	64,578
Custodian fees	29,938
Fund administration fees	29,431
Non-interested Trustees' fees and expenses	26,319
Professional fees	24,051
Accrued expenses and other payables	305,737
Total Liabilities	116,575,178
Net Assets	$3,416,116,657

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,949,324,870
Undistributed net investment income/(loss)	(8,293,119)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(105,733,595)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	580,818,501
Total Net Assets	$3,416,116,657
Net Assets - Class A Shares	$175,496,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,514,409
Net Asset Value Per Share(2)	$49.94
Maximum Offering Price Per Share(3)	$52.99
Net Assets - Class C Shares	$170,412,883
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,645,883
Net Asset Value Per Share(2)	$46.74
Net Assets - Class D Shares	$1,295,385,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,583,469
Net Asset Value Per Share	$50.63
Net Assets - Class I Shares	$505,967,367
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,983,694
Net Asset Value Per Share	$50.68
Net Assets - Class S Shares	$15,799,141
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	319,974
Net Asset Value Per Share	$49.38
Net Assets - Class T Shares	$1,253,055,143
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,822,529
Net Asset Value Per Share	$50.48

(1) Includes $99,271,771 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Global Life Sciences Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$21,729,860
Affiliated securities lending income, net	466,799
Interest	405,719
Dividends from affiliates	85,956
Other income	97
Foreign tax withheld	(937,422)
Total Investment Income	21,751,009
Expenses:
Advisory fees	10,857,653
12b-1Distribution and shareholder servicing fees:
Class A Shares	290,007
Class C Shares	845,417
Class S Shares	18,672
Transfer agent administrative fees and expenses:
Class D Shares	766,204
Class S Shares	18,672
Class T Shares	1,591,687
Transfer agent networking and omnibus fees:
Class A Shares	124,847
Class C Shares	110,118
Class I Shares	202,524
Other transfer agent fees and expenses:
Class A Shares	14,326
Class C Shares	11,775
Class D Shares	128,183
Class I Shares	9,423
Class S Shares	148
Class T Shares	4,206
Shareholder reports expense	237,863
Fund administration fees	161,168
Custodian fees	88,500
Professional fees	56,494
Non-interested Trustees’ fees and expenses	55,116
Registration fees	46,088
Other expenses	130,309
Total Expenses	15,769,400
Less: Excess Expense Reimbursement	(58,713)
Net Expenses	15,710,687
Net Investment Income/(Loss)	6,040,322
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(29,874,232)
Investments in affiliates	(22,360,706)
Total Net Realized Gain/(Loss) on Investments	(52,234,938)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	105,898,107
Total Change in Unrealized Net Appreciation/Depreciation	105,898,107
Net Increase/(Decrease) in Net Assets Resulting from Operations	$59,703,491

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Life Sciences Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$6,040,322	$8,085,337
Net realized gain/(loss) on investments	(52,234,938)	12,867,237
Change in unrealized net appreciation/depreciation	105,898,107	(51,264,162)
Net Increase/(Decrease) in Net Assets Resulting from Operations	59,703,491	(30,311,588)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(150,513)	(903,223)
Class D Shares	(3,587,816)	(4,901,426)
Class I Shares	(1,388,494)	(1,637,492)
Class S Shares	(2,193)	(23,480)
Class T Shares	(2,141,975)	(4,518,344)
Total Dividends from Net Investment Income	(7,270,991)	(11,983,965)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(2,346,243)	(30,440,671)
Class C Shares	(1,713,509)	(20,408,265)
Class D Shares	(11,588,931)	(135,732,987)
Class I Shares	(3,613,451)	(35,657,141)
Class S Shares	(134,514)	(1,229,229)
Class T Shares	(11,652,734)	(158,859,444)
Total Distributions from Net Realized Gain from Investment Transactions	(31,049,382)	(382,327,737)
Net Decrease from Dividends and Distributions to Shareholders	(38,320,373)	(394,311,702)
Capital Share Transactions:
Class A Shares	(118,819,257)	(22,911,975)
Class C Shares	(31,272,323)	9,235,775
Class D Shares	(147,926,081)	(18,996,491)
Class I Shares	81,220,908	(29,720,236)
Class S Shares	(632,068)	4,722,293
Class T Shares	(221,500,342)	(298,775,156)
Net Increase/(Decrease) from Capital Share Transactions	(438,929,163)	(356,445,790)
Net Increase/(Decrease) in Net Assets	(417,546,045)	(781,069,080)
Net Assets:
Beginning of period	3,833,662,702	4,614,731,782
End of period	$3,416,116,657	$3,833,662,702

Undistributed Net Investment Income/(Loss)	$(8,293,119)	$(7,062,450)

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$49.16	$53.74	$52.09		$42.09	$30.94	$22.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.05(1)	(0.14)(1)		(0.12)(1)	0.09	0.05
Net realized and unrealized gain/(loss)	1.21	0.11(2)	7.19		13.56	12.19	8.17
Total from Investment Operations	1.24	0.16	7.05		13.44	12.28	8.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.14)	—		—	—	—
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)		(3.44)	(1.13)	—
Total Dividends and Distributions	(0.46)	(4.74)	(5.40)		(3.44)	(1.13)	—
Net Asset Value, End of Period	$49.94	$49.16	$53.74		$52.09	$42.09	$30.94
Total Return*	2.62%	(0.07)%	14.00%		34.20%	41.11%	36.18%
Net Assets, End of Period (in thousands)	$175,497	$297,151	$353,880		$75,566	$12,847	$3,324
Average Net Assets for the Period (in thousands)	$233,955	$324,567	$239,781		$36,354	$6,325	$1,801
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.04%	1.04%		1.03%	1.04%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.04%	1.04%		1.03%	1.04%	1.09%
Ratio of Net Investment Income/(Loss)	0.12%	0.10%	(0.23)%		(0.25)%	(0.45)%	(0.42)%
Portfolio Turnover Rate	19%	41%	47%		52%	47%	50%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$46.18	$51.00	$50.02	$40.85	$30.30	$22.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(1)	(0.32)(1)	(0.54)(1)	(0.47)(1)	0.34	(0.34)
Net realized and unrealized gain/(loss)	1.10	0.10(2)	6.92	13.08	11.34	8.23
Total from Investment Operations	0.99	(0.22)	6.38	12.61	11.68	7.89
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)	—
Total Dividends and Distributions	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)	—
Net Asset Value, End of Period	$46.74	$46.18	$51.00	$50.02	$40.85	$30.30
Total Return*	2.25%	(0.86)%	13.18%	33.13%	39.97%	35.21%
Net Assets, End of Period (in thousands)	$170,413	$201,539	$215,417	$41,251	$6,686	$510
Average Net Assets for the Period (in thousands)	$175,163	$210,680	$131,989	$19,533	$2,021	$456
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	1.84%	1.76%	1.80%	1.83%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.79%	1.84%	1.76%	1.80%	1.83%	1.83%
Ratio of Net Investment Income/(Loss)	(0.51)%	(0.69)%	(0.96)%	(1.04)%	(1.31)%	(1.16)%
Portfolio Turnover Rate	19%	41%	47%	52%	47%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$49.90	$54.41	$52.58	$42.39	$31.10	$22.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.15(1)	(0.04)(1)	0.02(1)	0.06	(0.04)
Net realized and unrealized gain/(loss)	1.18	0.11(2)	7.27	13.61	12.36	8.35
Total from Investment Operations	1.29	0.26	7.23	13.63	12.42	8.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.17)	—	—	—	(0.04)
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.56)	(4.77)	(5.40)	(3.44)	(1.13)	(0.04)
Net Asset Value, End of Period	$50.63	$49.90	$54.41	$52.58	$42.39	$31.10
Total Return*	2.72%	0.12%	14.24%	34.41%	41.36%	36.43%
Net Assets, End of Period (in thousands)	$1,295,385	$1,434,021	$1,601,161	$1,243,470	$846,769	$559,004
Average Net Assets for the Period (in thousands)	$1,281,896	$1,501,230	$1,635,538	$1,052,112	$664,124	$491,822
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.84%	0.85%	0.84%	0.87%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.84%	0.85%	0.84%	0.87%	0.90%
Ratio of Net Investment Income/(Loss)	0.45%	0.30%	(0.07)%	0.03%	(0.24)%	(0.21)%
Portfolio Turnover Rate	19%	41%	47%	52%	47%	50%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$49.96	$54.48	$52.66	$42.41	$31.09	$22.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.17(1)	0.01(1)	(0.04)(1)	0.10	(0.01)
Net realized and unrealized gain/(loss)	1.18	0.12(2)	7.21	13.73	12.35	8.32
Total from Investment Operations	1.32	0.29	7.22	13.69	12.45	8.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.21)	—	—	—	(0.04)
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.60)	(4.81)	(5.40)	(3.44)	(1.13)	(0.04)
Net Asset Value, End of Period	$50.68	$49.96	$54.48	$52.66	$42.41	$31.09
Total Return*	2.77%	0.19%	14.19%	34.55%	41.47%	36.49%
Net Assets, End of Period (in thousands)	$505,967	$415,083	$481,253	$255,398	$18,712	$7,392
Average Net Assets for the Period (in thousands)	$421,479	$409,682	$413,993	$104,365	$10,670	$5,822
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.78%	0.78%	0.77%	0.77%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.78%	0.78%	0.77%	0.77%	0.86%
Ratio of Net Investment Income/(Loss)	0.59%	0.34%	0.01%	(0.08)%	(0.17)%	(0.16)%
Portfolio Turnover Rate	19%	41%	47%	52%	47%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Global Life Sciences Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$48.62	$53.23	$51.68	$41.85	$30.82	$22.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	(0.01)(1)	(0.21)(1)	(0.13)(1)	0.28	(0.23)
Net realized and unrealized gain/(loss)	1.17	0.09(2)	7.16	13.40	11.88	8.39
Total from Investment Operations	1.20	0.08	6.95	13.27	12.16	8.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.09)	—	—	—	—
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.44)	(4.69)	(5.40)	(3.44)	(1.13)	—
Net Asset Value, End of Period	$49.38	$48.62	$53.23	$51.68	$41.85	$30.82
Total Return*	2.57%	(0.23)%	13.92%	33.97%	40.88%	36.01%
Net Assets, End of Period (in thousands)	$15,799	$16,223	$12,882	$6,146	$9,021	$161
Average Net Assets for the Period (in thousands)	$14,987	$15,038	$10,085	$11,077	$2,122	$199
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.19%	1.21%	1.18%	1.20%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%	1.15%	1.16%	1.20%	1.23%
Ratio of Net Investment Income/(Loss)	0.13%	(0.02)%	(0.36)%	(0.27)%	(0.89)%	(0.52)%
Portfolio Turnover Rate	19%	41%	47%	52%	47%	50%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$49.71	$54.23	$52.47	$42.34	$31.09	$22.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.10(1)	(0.09)(1)	(0.04)(1)	0.03	(0.06)
Net realized and unrealized gain/(loss)	1.20	0.11(2)	7.25	13.61	12.35	8.35
Total from Investment Operations	1.28	0.21	7.16	13.57	12.38	8.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.13)	—	—	—	(0.01)
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.51)	(4.73)	(5.40)	(3.44)	(1.13)	(0.01)
Net Asset Value, End of Period	$50.48	$49.71	$54.23	$52.47	$42.34	$31.09
Total Return*	2.69%	0.04%	14.12%	34.31%	41.24%	36.34%
Net Assets, End of Period (in thousands)	$1,253,055	$1,469,645	$1,950,138	$1,000,993	$485,819	$266,444
Average Net Assets for the Period (in thousands)	$1,279,083	$1,653,993	$1,741,793	$723,035	$328,041	$233,296
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.94%	0.95%	0.93%	0.95%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.93%	0.95%	0.92%	0.94%	0.98%
Ratio of Net Investment Income/(Loss)	0.35%	0.20%	(0.15)%	(0.08)%	(0.32)%	(0.28)%
Portfolio Turnover Rate	19%	41%	47%	52%	47%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Life Sciences Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-

20	MARCH 31, 2017

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows: 1) based on recent transactions; 2) at cost; 3) based on financial information.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in

Janus Investment Fund	21

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

22	MARCH 31, 2017

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	23

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$99,271,771	$—	$(99,271,771)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as

24	MARCH 31, 2017

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $99,271,771 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2017 is $101,807,640, resulting in the net amount due to the counterparty of $2,535,869.

Janus Investment Fund	25

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as

26	MARCH 31, 2017

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

“12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $36,050.

Janus Investment Fund	27

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $2,972 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $21,401.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $6,132,010 in purchases and $3,321,038 in sales, resulting in a net realized gain of $1,055,118. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,003,996,019	$661,163,381	$(144,157,322)	$ 517,006,059

28	MARCH 31, 2017

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	568,115	$ 26,604,031	2,534,096	$ 125,019,055
Reinvested dividends and distributions	49,156	2,207,576	549,836	28,217,574
Shares repurchased	(3,147,810)	(147,630,864)	(3,623,995)	(176,148,604)
Net Increase/(Decrease)	(2,530,539)	$(118,819,257)	(540,063)	$ (22,911,975)
Class C Shares:
Shares sold	367,145	$ 16,173,617	1,251,450	$ 58,996,343
Reinvested dividends and distributions	33,393	1,406,497	340,175	16,501,876
Shares repurchased	(1,118,812)	(48,852,437)	(1,450,980)	(66,262,444)
Net Increase/(Decrease)	(718,274)	$ (31,272,323)	140,645	$ 9,235,775
Class D Shares:
Shares sold	973,755	$ 46,881,506	2,551,079	$ 128,136,926
Reinvested dividends and distributions	326,309	14,850,306	2,656,240	138,151,026
Shares repurchased	(4,455,784)	(209,657,893)	(5,896,121)	(285,284,443)
Net Increase/(Decrease)	(3,155,720)	$(147,926,081)	(688,802)	$ (18,996,491)
Class I Shares:
Shares sold	4,418,341	$ 210,578,212	5,015,513	$ 248,482,846
Reinvested dividends and distributions	85,238	3,881,731	595,592	31,000,568
Shares repurchased	(2,827,820)	(133,239,035)	(6,136,073)	(309,203,650)
Net Increase/(Decrease)	1,675,759	$ 81,220,908	(524,968)	$ (29,720,236)
Class S Shares:
Shares sold	58,594	$ 2,745,251	261,821	$ 12,855,512
Reinvested dividends and distributions	3,078	136,707	24,655	1,252,709
Shares repurchased	(75,381)	(3,514,026)	(194,816)	(9,385,928)
Net Increase/(Decrease)	(13,709)	$ (632,068)	91,660	$ 4,722,293
Class T Shares:
Shares sold	2,063,995	$ 98,638,105	7,503,845	$ 376,914,054
Reinvested dividends and distributions	297,307	13,491,786	3,093,207	160,382,807
Shares repurchased	(7,102,947)	(333,630,233)	(16,990,269)	(836,072,017)
Net Increase/(Decrease)	(4,741,645)	$(221,500,342)	(6,393,217)	$(298,775,156)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$631,423,541	$1,099,918,976	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the

Janus Investment Fund	29

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

30	MARCH 31, 2017

Janus Global Life Sciences Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	31

Janus Global Life Sciences Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Janus Global Life Sciences Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Janus Global Life Sciences Fund

Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	41

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Janus Global Life Sciences Fund

Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	43

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Global Life Sciences Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	45

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Janus Investment Fund	47

Janus Global Life Sciences Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

Janus Investment Fund	49

Janus Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

50	MARCH 31, 2017

Janus Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Global Life Sciences Fund

Notes

NotesPage1

52	MARCH 31, 2017

Janus Global Life Sciences Fund

Notes

NotesPage2

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93043 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Global Real Estate Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Real Estate Fund

Janus Global Real Estate Fund (unaudited)

FUND SNAPSHOT

We believe a geographically diversified approach to global real estate investing that focuses on businesses with prime assets in strategic locations, outsized growth potential and/or unrecognized embedded value will lead to substantial wealth creation over time.

Patrick Brophy portfolio manager

PERFORMANCE

For the six-month period ending March 31, 2017, the Janus Global Real Estate Fund’s Class I shares returned 0.41%, while its benchmark, the FTSE/EPRA NAREIT Global Index, returned -2.57%. Within the benchmark, the weakest performance was registered in Egypt, Turkey and Indonesia. Other emerging markets did deliver strong gains, including Brazil, India and China. On a subsector basis, retail real estate investment trusts (REITs) and hotels, resorts and cruises were among those that finished in negative territory, while construction and engineering firms and homebuilders registered the strongest returns.

INVESTMENT ENVIRONMENT

We began the period cautiously optimistic about global real estate’s new classification as its own Global Industry Classification Standard (GICS) sector. Back then, we said one crucial benefit of the move would be a heightened awareness from generalist equity managers, who chronically underweight the sector. But we also noted that the change had a bit of a “be-careful-what-you-wish-for” feel to it, as these momentous events can sometimes signal a top for an asset class – which it did. For the last three months of 2016, the newly independent real estate sector declined 5.8%, one of its worst quarters in years.

Of course, it wasn’t the new GICS classification that pummeled real estate, but interest rates. The November election triggered some fairly dramatic market moves, including a 20 basis-point spike in the 10-year U.S. Treasury yield right after the election. From there, rates marched higher right up to and through early December when the Federal Reserve (Fed) finally raised its benchmark rate.

The fear of rising interest rates, however, did not weigh on the sector long. Even though signs of strong economic growth prompted the Fed to do a second rate hike in March, the sector was able to rebound somewhat, rising more than 3% during the first quarter of 2017.

Meanwhile, some interesting undercurrents became much more apparent in the first three months of the year. One of the more notable was a renewed focus on emerging markets. Just in the property sector, we saw double-digit gains in India, Brazil and China, clearly a not-so-subtle reminder of just how fast and violently these markets can move. It’s also, perhaps, a qualified endorsement of our strategy of cautiously maintaining exposure to these markets.

The other overriding theme that moved front and center was “death of traditional retail.” We believe this battle/debate will play out over multiple years and that the front lines are here in the U.S., which is hardly surprising given we have the highest ratio of retail square footage per capita of any country in the world. It’s abundantly clear that the retail business is being massively disrupted, but it’s harder to identify all of the winners and losers. In our space, class B and C malls look to be in the crosshairs, while grocery-anchored strip centers appear OK and industrial (warehouse & distribution) pops up to the top of the victors’ column. Less clear is the long-term fate of street retail, class A malls, outlets and big-box power centers. And what are we to make of Amazon opening brick-and-mortar stores? One thing we know for sure is that there will undoubtedly be some curveballs, but we will do our best to allocate capital opportunistically in an effort to deliver outsized returns.

PERFORMANCE DISCUSSION

Within the Fund, superior stock selection in the U.S. and Hong Kong and an average overweight to Singapore aided results. Our holdings in China and Germany weighed on relative performance. On an absolute basis, copper and real estate services were the strongest performers in the portfolio. Health care facilities and retail REITs were the lowest returning sectors. Relative to the benchmark, retail REITs and diversified real estate activity contributed the most to returns. Residential REITs and real estate operating companies weighed most on results.

Janus Investment Fund	1

Janus Global Real Estate Fund (unaudited)

Among holdings that contributed to return was Hang Lung Properties. The company’s prospects remain closely tied to growth in domestic consumption in China, which continues to be a top priority of the central government. We believe Hang Lung Properties’ first-mover advantage in premium shopping mall development in second-tier cities in China will allow it to create significant value over time. We also believe the company’s strategic city-center locations, operating expertise and strong balance sheet are key positives that will help the stock to deliver outsized returns.

Another contributor was CSI Properties. The company is a Hong Kong landlord and developer that specializes in redeveloping underappreciated properties. We especially like the company’s nimble approach and unique ability to execute on projects with a wide range of uses, including office, retail, hotel and residential. We remain enthused based on an attractive pipeline of near-complete and pending projects, and management’s strong track record of creating value with its redevelopments.

CapitaLand also added to performance. The Singapore-based firm has continued to emphasize its renewed focus on returning capital to shareholders and simplifying what had become an increasingly complex corporate structure. A major move along these lines involved buying back its retail business, which had been spun out into a separate entity several years ago. We believe such moves should help re-establish the company’s credentials as an attractive vehicle for investing in real estate throughout Asia, and they have helped restore our confidence in one of the core tenets of our investment thesis – that CapitaLand is an astute allocator of capital, which it historically has been.

Three companies that detracted from performance were Simon Property Group, Invincible Investment and Aroundtown Property Holdings. Simon Property Group, which owns regional malls and outlet centers, is the largest of the U.S. REITs and the biggest single component of the global index. Overarching concerns about the future of malls, particularly in light of a slew of store-closing announcements from several major retailers, weighed on the stock. But we believe Simon has top-of-the-line assets, relatively stable cash flows, a strong balance sheet, a disciplined external growth strategy that extends overseas, and enviable liquidity. Moreover, fundamentals for class A malls, which make up the vast majority of Simon’s portfolio, remain sound.

Invincible Investment is the owner of hotel and apartment assets in Japan. The stock declined along with other Japanese REITs (JREIT) as Japanese bond yields rose. However, we think the company is well positioned for the long term given its significant exposure to lodging, which we believe boasts the best organic growth of any property type in Japan. In addition, Invincible has an attractive yield and one of the deepest pipelines for acquisitions of any JREIT.

Aroundtown Property Holdings is a specialist real estate company that invests in value-add, income-generating properties, primarily in Germany. All of the uncertainty surrounding Brexit, other elections and continued fiscal stimulus made for a tough six months for the property sector in Europe, and Aroundtown wasn’t spared. But we still believe Aroundtown has a proven business model predicated on operational excellence, off-market acquisitions, and a focus on high-barrier-to-entry markets. We also like its conservative financial profile, and view it as a defensive investment opportunity that provides direct exposure to both an existing portfolio with strong cash flow and a compelling acquisition pipeline.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Throughout 2016, we argued a period of volatility was on the horizon. In the last six months, the volatility finally arrived, although much of it was clearly the result of the U.S. presidential election. Either way, that volatility led to a stock picker’s market, which we believe worked to our benefit. To wit, the Fund had a very good six months on a relative basis, finishing well ahead of its index and making up for lost ground from earlier in 2016. We hope this choppiness carries forward, as we think it’s conducive to outsized gains for a strategy like ours, which tends to differ markedly from the indices and gravitate toward what we view as attractively valued, off-the-beaten-path opportunities. We’re fully aware, however, that we could just as easily slip back into a macro-driven, risk-on/risk-off environment, where passive strategies garner the bulk of the flows and seemingly dictate the market’s winners and losers.

Experience tells us that it’s a fool’s errand to espouse high conviction in any sort of global outlook, but we are confident in one thing going forward: The U.S. election has dramatically altered the global investment backdrop. Maybe we and the markets are getting ahead of

2	MARCH 31, 2017

Janus Global Real Estate Fund (unaudited)

ourselves. Plenty of uncertainty exists, making a trade war as much a possibility as a global economic boom. Plus, the entrenched bureaucracy of Washington has a way of smothering ambitious political reforms. But put us in the optimists’ camp, if for no other reason than we are certain that the course we were on before was ill-considered, self-defeating and bound to end poorly. A return to conventional monetary policy, a rekindling of animal spirits, and a private sector incentivized to invest in their businesses and create jobs, rather than engage in unproductive financial engineering, strike us as highly feasible potential positives. We certainly hope we get there because it would, in our mind, produce the kind of constructive economic environment in which our investments can thrive.

Thank you for your continued investment in Janus Global Real Estate Fund.

Janus Investment Fund	3

Janus Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	NorthStar Realty Finance Corp	0.39%	Simon Property Group Inc	-0.58%
	Hang Lung Properties Ltd	0.31%	Invincible Investment Corp	-0.33%
	CSI Properties Ltd	0.28%	Aroundtown Property Holdings PLC	-0.25%
	Global Logistic Properties Ltd	0.28%	GGP Inc	-0.21%
	CapitaLand Ltd	0.27%	St Joe Co	-0.21%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA/NAREIT Global Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	1.78%	82.11%	99.52%
	Financials	0.57%	3.84%	0.00%
	Other**	0.36%	5.15%	0.03%
	Information Technology	0.23%	2.03%	0.00%
	Utilities	0.15%	0.87%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA/NAREIT Global Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.18%	0.95%	0.14%
	Materials	0.04%	0.07%	0.00%
	Industrials	0.06%	0.61%	0.02%
	Energy	0.10%	0.91%	0.00%
	Consumer Discretionary	0.14%	3.46%	0.29%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2017

Janus Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Kennedy-Wilson Holdings Inc
Real Estate Management & Development	5.0%
Aroundtown Property Holdings PLC
Real Estate Management & Development	4.8%
Simon Property Group Inc
Equity Real Estate Investment Trusts (REITs)	3.6%
Colony NorthStar Inc
Equity Real Estate Investment Trusts (REITs)	3.6%
CapitaLand Ltd
Real Estate Management & Development	2.9%
19.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.4%
Investment Companies	2.2%
Corporate Bonds	0.3%
OTC Purchased Options – Calls	0.3%
Rights	0.1%
Other	(2.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

Janus Investment Fund	5

Janus Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017					per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.29%	5.71%	7.66%	4.36%	1.26%
Class A Shares at MOP	-5.44%	-0.33%	6.40%	3.70%
Class C Shares at NAV	-0.07%	5.02%	6.85%	3.65%	2.03%
Class C Shares at CDSC	-1.04%	4.02%	6.85%	3.65%
Class D Shares(1)	0.36%	5.94%	7.85%	3.52%	1.08%
Class I Shares	0.41%	5.96%	7.95%	4.63%	0.98%
Class S Shares	0.19%	5.54%	7.52%	4.22%	1.40%
Class T Shares	0.32%	5.77%	7.79%	3.89%	1.14%
FTSE EPRA/NAREIT Global Index	-2.57%	2.94%	7.66%	2.67%
Morningstar Quartile - Class I Shares	-	1st	1st	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	-	17/248	39/188	10/147

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

6	MARCH 31, 2017

Janus Global Real Estate Fund (unaudited)

Performance

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – November 28, 2007

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,002.90	$5.94	$1,000.00	$1,019.00	$5.99	1.19%
Class C Shares	$1,000.00	$999.30	$9.42	$1,000.00	$1,015.51	$9.50	1.89%
Class D Shares	$1,000.00	$1,003.60	$5.15	$1,000.00	$1,019.80	$5.19	1.03%
Class I Shares	$1,000.00	$1,004.10	$4.55	$1,000.00	$1,020.39	$4.58	0.91%
Class S Shares	$1,000.00	$1,001.90	$6.54	$1,000.00	$1,018.40	$6.59	1.31%
Class T Shares	$1,000.00	$1,003.20	$5.34	$1,000.00	$1,019.60	$5.39	1.07%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2017

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – 0.3%
Real Estate Investment Trusts (REITs) – 0.3%
Consolidated-Tomoka Land Co, 4.5000%, 3/15/20 (cost $653,000)	$653,000	$659,530
Common Stocks – 99.4%
Capital Markets – 1.4%
Brookfield Asset Management Inc†	.79,053	2,882,272
Construction & Engineering – 0%
Brookfield Business Partners LP	1,639	40,418
Electric Utilities – 0.6%
Brookfield Infrastructure Partners LP	33,160	1,282,297
Equity Real Estate Investment Trusts (REITs) – 50.8%
AIMS AMP Capital Industrial REIT	3,461,261	3,427,849
Alexandria Real Estate Equities Inc	15,009	1,658,795
American Assets Trust Inc	30,371	1,270,723
American Tower Corp†	41,096	4,994,808
Armada Hoffler Properties Inc†	347,221	4,822,900
Ascott Residence Trust	3,295,800	2,556,985
Astro Japan Property Group	744,854	3,641,094
AvalonBay Communities Inc	13,924	2,556,446
Boston Properties Inc	25,676	3,399,759
Chatham Lodging Trust	276,051	5,452,007
Colony NorthStar Inc	577,322	7,453,227
Colony Starwood Homes	80,953	2,748,354
Concentradora Fibra Danhos SA de CV	955,358	1,582,099
Concentradora Fibra Hotelera Mexicana SA de CV	1,583,213	1,286,395
Equinix Inc	9,516	3,809,921
GGP Inc	131,245	3,042,259
Gramercy Property Trust	122,659	3,225,932
Great Portland Estates PLC	155,771	1,271,293
Green REIT plc	1,159,734	1,682,441
Ichigo Office REIT Investment#	1,755	1,103,674
Invincible Investment Corp	5,586	2,248,251
Kenedix Retail REIT Corp	2,302	5,170,245
Lamar Advertising Co	21,653	1,618,345
Land Securities Group PLC	136,696	1,813,412
Lexington Realty Trust	158,845	1,585,273
Mack-Cali Realty Corp	72,920	1,964,465
Mirvac Group	1,700,707	2,844,817
National Storage REIT	2,827,222	3,087,996
NorthStar Realty Europe Corp	50,080	580,427
OneREIT	37,814	104,367
Pebblebrook Hotel Trust#	85,683	2,502,800
Physicians Realty Trust†	128,227	2,547,871
Propertylink Group	1,672,452	1,021,938
Pure Industrial Real Estate Trust	362,213	1,658,928
QTS Realty Trust Inc	24,551	1,196,861
Ramco-Gershenson Properties Trust	113,093	1,585,564
Simon Property Group Inc	43,800	7,534,914
Terreno Realty Corp	111,923	3,133,844
Unibail-Rodamco SE	5,953	1,391,300
Washington Prime Group Inc	206,515	1,794,615
		106,373,194
Health Care Providers & Services – 0.8%
Capital Senior Living Corp*,†	114,385	1,608,253
Hotels, Restaurants & Leisure – 1.6%
ClubCorp Holdings Inc	121,682	1,952,996
Crown Resorts Ltd	150,713	1,359,507
		3,312,503
Household Durables – 2.0%
New Home Co Inc*,†	405,916	4,245,881

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Information Technology Services – 2.4%
InterXion Holding NV*	.124,200	$4,913,352
Metals & Mining – 0.1%
Copper Mountain Mining Corp*,#	228,787	177,221
Mortgage Real Estate Investment Trusts (REITs) – 1.8%
Starwood Property Trust Inc	168,157	3,796,985
Multiline Retail – 0.4%
Hudson's Bay Co#	112,062	911,025
Oil, Gas & Consumable Fuels – 1.0%
Hoegh LNG Partners LP	111,088	2,182,879
Real Estate Management & Development – 36.5%
ADO Properties SA	108,321	3,884,660
Aroundtown Property Holdings PLC	2,156,886	10,057,827
Atrium European Real Estate Ltd	1,315,085	5,320,829
CapitaLand Ltd	2,318,600	6,018,247
CBRE Group Inc*	52,180	1,815,342
China Resources Land Ltd	494,000	1,334,912
Colony American Homes III§	130,827	134,943
Corp Inmobiliaria Vesta SAB de CV	442,206	614,900
CSI Properties Ltd	71,810,000	3,280,346
Cyrela Commercial Properties SA Empreendimentos e Participacoes*	130,500	499,887
Daiwa House Industry Co Ltd	96,100	2,759,281
Forestar Group Inc*	21,561	294,308
Gateway Lifestyle	585,766	935,085
Global Logistic Properties Ltd	1,058,230	2,103,596
Hang Lung Properties Ltd	1,923,000	4,998,469
Kennedy Wilson Europe Real Estate Plc	410,589	4,857,961
Kennedy-Wilson Holdings Inc	467,758	10,384,228
Leopalace21 Corp	148,200	765,565
Mitsubishi Estate Co Ltd	149,000	2,717,366
Mitsui Fudosan Co Ltd	45,000	959,752
Nippon Commercial Development Co Ltd#	46,333	757,578
Phoenix Mills Ltd	325,584	1,897,694
Prestige Estates Projects Ltd*	520,845	1,744,305
St Joe Co*,†	334,454	5,702,441
Sun Hung Kai Properties Ltd	6,750	99,192
Tricon Capital Group Inc#	304,653	2,501,926
		76,440,640
Total Common Stocks (cost $199,578,649)		208,166,920
Rights – 0.1%
Equity Real Estate Investment Trusts (REITs) – 0.1%
Ascott Residence Trust* (cost $0)	955,782	113,450
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 2.2%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£ (cost $4,699,375)	4,699,375	4,699,375
OTC Purchased Options – Calls – 0.3%
Counterparty/Reference Asset
Goldman Sachs International:
iShares Dow Jones U.S. Real Estate Index (ETF),
exercise price $70.00, expires April 2017*	618	527,449
UBS AG:
Brookdale Senior Living Inc, exercise price $15.00, expires April 2017*	1,489	18,294
Total OTC Purchased Options – Calls (premiums paid $623,269)		545,743
Total Investments (total cost $205,554,293) – 102.3%		214,185,018
Liabilities, net of Cash, Receivables and Other Assets – (2.3)%		(4,822,712)
Net Assets – 100%		$209,362,306

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$106,320,135	49.7%
Japan	16,481,712	7.7
Singapore	14,220,127	6.6
Germany	13,942,487	6.5
Australia	12,890,437	6.0
Canada	9,558,454	4.5
Hong Kong	8,378,007	3.9
United Kingdom	7,942,666	3.7
Austria	5,320,829	2.5
Netherlands	4,913,352	2.3
India	3,641,999	1.7
Mexico	3,483,394	1.6
Norway	2,182,879	1.0
Ireland	1,682,441	0.8
France	1,391,300	0.7
China	1,334,912	0.6
Brazil	499,887	0.2

Total	$214,185,018	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares/Principal/ Contract Amounts		Value
Securities Sold Short – (1.6)%
Common Stocks Sold Short – (1.6)%
Equity Real Estate Investment Trusts (REITs) – (1.6)%
PS Business Parks Inc (proceeds $2,937,210)	.29,620	$(3,399,191)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(3,399,191)	100.0%

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Goldman Sachs International	Extra Space Storage Inc	661	$65.00	6/17	$52,880	$10,977	$(41,903)
UBS AG	Brookdale Senior Living Inc	2,792	12.00	4/17	72,592	52,236	(20,356)
Total		3,453			$125,472	$63,213	$(62,259)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Real Estate Fund

Notes to Schedule of Investments and Other Information (unaudited)

FTSE EPRA/NAREIT Global Index

FTSE EPRA/NAREIT Global Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian and South American real estate markets including both developed and emerging markets.

ETF	Exchange-Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $21,480,382.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	13,569,534	29,996,046	(38,866,205)	4,699,375	$—	$93,811(1)	$4,699,375
Janus Cash Liquidity Fund LLC	8,884,611	28,394,856	(37,279,467)	—	—	12,970	—

Total					$—	$106,781	$4,699,375
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$164,224	$134,943	0.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

12	MARCH 31, 2017

Janus Global Real Estate Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$659,530	$-
Common Stocks
Real Estate Management & Development	76,305,697	-	134,943
All Other	131,726,280	-	-
Rights	-	113,450	-
Investment Companies	-	4,699,375	-
OTC Purchased Options – Calls	-	545,743	-
Total Assets	$208,031,977	$6,018,098	$134,943
Liabilities
Investments In Securities Sold Short:
Common Stocks	$3,399,191	$-	$-
Other Financial Instruments(a):
Options Written, at Value	-	62,259	-
Total Liabilities	$3,399,191	$62,259	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$205,554,293
Unaffiliated investments, at value(1)	209,485,643
Affiliated investments, at value	4,699,375
Deposits with brokers for short sales	2,937,210
Cash denominated in foreign currency(2)	182,743
Non-interested Trustees' deferred compensation	3,960
Receivables:
Investments sold	5,779,334
Dividends	959,239
Fund shares sold	76,420
Foreign tax reclaims	12,616
Interest	1,469
Dividends from affiliates	51
Other assets	2,665
Total Assets	224,140,725
Liabilities:
Due to custodian	1,547,047
Collateral for securities loaned (Note 3)	4,699,375
Short sales, at value(3)	3,399,191
Options written, at value(4)	62,259
Payables:	—
Investments purchased	4,326,000
Fund shares repurchased	442,884
Advisory fees	115,812
Dividends	59,581
Transfer agent fees and expenses	40,250
Professional fees	17,884
12b-1 Distribution and shareholder servicing fees	7,701
Non-interested Trustees' deferred compensation fees	3,960
Fund administration fees	1,859
Non-interested Trustees' fees and expenses	1,755
Custodian fees	1,146
Accrued expenses and other payables	51,715
Total Liabilities	14,778,419
Net Assets	$209,362,306

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$208,817,237
Undistributed net investment income/(loss)	(7,226,469)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(461,727)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,233,265
Total Net Assets	$209,362,306
Net Assets - Class A Shares	$5,653,612
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	537,012
Net Asset Value Per Share(5)	$10.53
Maximum Offering Price Per Share(6)	$11.17
Net Assets - Class C Shares	$6,411,500
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	616,667
Net Asset Value Per Share(5)	$10.40
Net Assets - Class D Shares	$35,421,995
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,343,225
Net Asset Value Per Share	$10.60
Net Assets - Class I Shares	$107,346,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,143,835
Net Asset Value Per Share	$10.58
Net Assets - Class S Shares	$2,721,979
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	259,013
Net Asset Value Per Share	$10.51
Net Assets - Class T Shares	$51,807,072
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,894,568
Net Asset Value Per Share	$10.58

(1) Includes $4,505,595 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes cost of $182,743.

(3) Proceeds $2,937,210.

(4) Premiums received $125,472.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Real Estate Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$2,885,535
Affiliated securities lending income, net	93,811
Interest	14,693
Dividends from affiliates	12,970
Interest proceeds from short sales	7,903
Other income	459
Foreign tax withheld	(154,749)
Total Investment Income	2,860,622
Expenses:
Advisory fees	745,213
12b-1Distribution and shareholder servicing fees:
Class A Shares	12,318
Class C Shares	30,912
Class S Shares	3,493
Transfer agent administrative fees and expenses:
Class D Shares	21,735
Class S Shares	3,800
Class T Shares	73,313
Transfer agent networking and omnibus fees:
Class A Shares	6,172
Class C Shares	4,522
Class I Shares	47,671
Other transfer agent fees and expenses:
Class A Shares	689
Class C Shares	466
Class D Shares	6,644
Class I Shares	2,822
Class S Shares	243
Class T Shares	395
Registration fees	54,298
Short sales dividends expense	47,391
Professional fees	28,400
Shareholder reports expense	24,520
Fund administration fees	10,758
Custodian fees	6,954
Short sale fees and expenses	5,649
Non-interested Trustees’ fees and expenses	3,683
Other expenses	9,694
Total Expenses	1,151,755
Less: Excess Expense Reimbursement	(735)
Net Expenses	1,151,020
Net Investment Income/(Loss)	1,709,602
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(663,345)
Written options contracts	372,894
Total Net Realized Gain/(Loss) on Investments	(290,451)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,561,795)
Short sales	(35,248)
Written options contracts	22,034
Total Change in Unrealized Net Appreciation/Depreciation	(1,575,009)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(155,858)

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Global Real Estate Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$1,709,602	$5,224,206
Net realized gain/(loss) on investments	(290,451)	5,868,917
Change in unrealized net appreciation/depreciation	(1,575,009)	17,130,369
Net Increase/(Decrease) in Net Assets Resulting from Operations	(155,858)	28,223,492
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(277,760)	(637,145)
Class C Shares	(155,131)	(214,124)
Class D Shares	(981,456)	(1,311,101)
Class I Shares	(3,049,107)	(3,770,672)
Class S Shares	(79,795)	(101,053)
Class T Shares	(1,569,604)	(2,654,370)
Total Dividends from Net Investment Income	(6,112,853)	(8,688,465)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(120,460)	(779,398)
Class C Shares	(69,630)	(309,102)
Class D Shares	(370,905)	(1,374,041)
Class I Shares	(1,130,403)	(3,701,898)
Class S Shares	(32,574)	(113,917)
Class T Shares	(612,128)	(2,959,401)
Total Distributions from Net Realized Gain from Investment Transactions	(2,336,100)	(9,237,757)
Net Decrease from Dividends and Distributions to Shareholders	(8,448,953)	(17,926,222)
Capital Share Transactions:
Class A Shares	(6,649,437)	(15,778,811)
Class C Shares	(630,843)	(1,349,944)
Class D Shares	(2,377,465)	(1,904,280)
Class I Shares	(6,974,437)	4,397,711
Class S Shares	(546,186)	296,373
Class T Shares	(13,369,199)	(14,094,223)
Net Increase/(Decrease) from Capital Share Transactions	(30,547,567)	(28,433,174)
Net Increase/(Decrease) in Net Assets	(39,152,378)	(18,135,904)
Net Assets:
Beginning of period	248,514,684	266,650,588
End of period	$209,362,306	$248,514,684

Undistributed Net Investment Income/(Loss)	$(7,226,469)	$(2,823,218)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$10.88	$10.45	$10.96		$10.46	$9.91	$7.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.20(1)	0.19(1)		0.18(1)	0.25	0.15
Net realized and unrealized gain/(loss)	(0.04)	0.95	(0.31)		0.99	0.64	2.31
Total from Investment Operations	0.02	1.15	(0.12)		1.17	0.89	2.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.34)	(0.22)		(0.20)	(0.34)	(0.15)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)		(0.47)	—	—
Total Dividends and Distributions	(0.37)	(0.72)	(0.39)		(0.67)	(0.34)	(0.15)
Net Asset Value, End of Period	$10.53	$10.88	$10.45		$10.96	$10.46	$9.91
Total Return*	0.29%	11.55%	(1.27)%		11.84%	9.04%	32.82%
Net Assets, End of Period (in thousands)	$5,654	$12,752	$27,980		$20,441	$13,178	$10,195
Average Net Assets for the Period (in thousands)	$10,267	$19,176	$25,808		$16,004	$11,812	$7,615
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.26%	1.27%		1.32%	1.26%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.26%	1.27%		1.32%	1.26%	1.52%
Ratio of Net Investment Income/(Loss)	1.07%	1.91%	1.66%		1.65%	1.61%	1.62%
Portfolio Turnover Rate	4%	18%	22%		24%	32%	29%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.77	$10.36	$10.88	$10.40	$9.85	$7.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.12(1)	0.09(1)	0.09(1)	0.18	0.08
Net realized and unrealized gain/(loss)	(0.05)	0.94	(0.30)	1.01	0.61	2.30
Total from Investment Operations	(0.02)	1.06	(0.21)	1.10	0.79	2.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.27)	(0.14)	(0.15)	(0.24)	(0.09)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—	—
Total Dividends and Distributions	(0.35)	(0.65)	(0.31)	(0.62)	(0.24)	(0.09)
Net Asset Value, End of Period	$10.40	$10.77	$10.36	$10.88	$10.40	$9.85
Total Return*	(0.07)%	10.69%	(2.03)%	11.14%	8.11%	31.81%
Net Assets, End of Period (in thousands)	$6,412	$7,299	$8,393	$7,518	$6,162	$3,825
Average Net Assets for the Period (in thousands)	$6,695	$8,033	$9,177	$6,936	$5,387	$3,482
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	1.99%	2.02%	2.08%	2.00%	2.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.99%	2.02%	2.08%	2.00%	2.28%
Ratio of Net Investment Income/(Loss)	0.65%	1.15%	0.83%	0.85%	0.90%	0.89%
Portfolio Turnover Rate	4%	18%	22%	24%	32%	29%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.97	$10.53	$11.04	$10.52	$9.99	$7.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.22(1)	0.19(1)	0.20(1)	0.25	0.16
Net realized and unrealized gain/(loss)	(0.05)	0.96	(0.30)	1.01	0.65	2.34
Total from Investment Operations	0.03	1.18	(0.11)	1.21	0.90	2.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.36)	(0.23)	(0.22)	(0.37)	(0.17)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.40)	(0.74)	(0.40)	(0.69)	(0.37)	(0.17)
Net Asset Value, End of Period	$10.60	$10.97	$10.53	$11.04	$10.52	$9.99
Total Return*	0.36%	11.78%	(1.17)%	12.15%	9.11%	33.21%
Net Assets, End of Period (in thousands)	$35,422	$39,123	$39,506	$44,443	$38,341	$31,503
Average Net Assets for the Period (in thousands)	$36,367	$38,712	$45,814	$37,602	$44,646	$19,495
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.08%	1.13%	1.15%	1.05%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.08%	1.13%	1.12%	1.05%	1.34%
Ratio of Net Investment Income/(Loss)	1.53%	2.07%	1.68%	1.79%	1.79%	1.87%
Portfolio Turnover Rate	4%	18%	22%	24%	32%	29%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.95	$10.52	$11.03	$10.51	$9.98	$7.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.23(1)	0.21(1)	0.21(1)	0.23	0.19
Net realized and unrealized gain/(loss)	(0.06)	0.95	(0.31)	1.01	0.68	2.31
Total from Investment Operations	0.03	1.18	(0.10)	1.22	0.91	2.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.37)	(0.24)	(0.23)	(0.38)	(0.18)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.40)	(0.75)	(0.41)	(0.70)	(0.38)	(0.18)
Net Asset Value, End of Period	$10.58	$10.95	$10.52	$11.03	$10.51	$9.98
Total Return*	0.41%	11.83%	(1.06)%	12.28%	9.27%	33.26%
Net Assets, End of Period (in thousands)	$107,346	$118,357	$108,004	$82,915	$45,983	$34,134
Average Net Assets for the Period (in thousands)	$112,162	$110,544	$124,109	$61,878	$39,107	$30,270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.98%	1.02%	1.01%	0.96%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.98%	1.02%	1.01%	0.96%	1.17%
Ratio of Net Investment Income/(Loss)	1.64%	2.16%	1.87%	1.95%	1.96%	2.05%
Portfolio Turnover Rate	4%	18%	22%	24%	32%	29%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Real Estate Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.88	$10.46	$10.97	$10.47	$9.93	$7.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.19(1)	0.16(1)	0.16(1)	0.23	0.14
Net realized and unrealized gain/(loss)	(0.05)	0.94	(0.30)	1.01	0.64	2.32
Total from Investment Operations	0.01	1.13	(0.14)	1.17	0.87	2.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.33)	(0.20)	(0.20)	(0.33)	(0.15)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.38)	(0.71)	(0.37)	(0.67)	(0.33)	(0.15)
Net Asset Value, End of Period	$10.51	$10.88	$10.46	$10.97	$10.47	$9.93
Total Return*	0.19%	11.35%	(1.42)%	11.75%	8.89%	32.69%
Net Assets, End of Period (in thousands)	$2,722	$3,395	$2,953	$2,112	$1,317	$654
Average Net Assets for the Period (in thousands)	$3,056	$3,273	$2,856	$1,701	$1,061	$589
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.39%	1.44%	1.45%	1.40%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.39%	1.44%	1.45%	1.38%	1.54%
Ratio of Net Investment Income/(Loss)	1.20%	1.81%	1.45%	1.49%	1.58%	1.53%
Portfolio Turnover Rate	4%	18%	22%	24%	32%	29%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.95	$10.52	$11.03	$10.52	$9.99	$7.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.21(1)	0.20(1)	0.20(1)	0.25	0.12
Net realized and unrealized gain/(loss)	(0.05)	0.96	(0.31)	1.00	0.65	2.37
Total from Investment Operations	0.02	1.17	(0.11)	1.20	0.90	2.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.36)	(0.23)	(0.22)	(0.37)	(0.14)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.39)	(0.74)	(0.40)	(0.69)	(0.37)	(0.14)
Net Asset Value, End of Period	$10.58	$10.95	$10.52	$11.03	$10.52	$9.99
Total Return*	0.32%	11.64%	(1.18)%	12.02%	9.15%	33.08%
Net Assets, End of Period (in thousands)	$51,807	$67,589	$79,815	$35,636	$19,597	$9,291
Average Net Assets for the Period (in thousands)	$58,985	$75,722	$68,630	$21,807	$20,814	$5,114
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.14%	1.18%	1.18%	1.13%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.14%	1.17%	1.18%	1.13%	1.30%
Ratio of Net Investment Income/(Loss)	1.42%	2.00%	1.79%	1.82%	1.76%	1.81%
Portfolio Turnover Rate	4%	18%	22%	24%	32%	29%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Real Estate Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-

Janus Investment Fund	21

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

22	MARCH 31, 2017

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	23

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

24	MARCH 31, 2017

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

Janus Investment Fund	25

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

During the period, the Fund purchased call options on various equity securities and ETFs for the purpose of increasing exposure to individual equity risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased call options is $120,453.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period ended March 31, 2017, the average ending monthly market value amounts on written call and put options are $15,434, and $49,384, respectively.

Written option activity for the period ended March 31, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2016	763	$ 87,576
Options written	7,279	410,790
Options closed	-	-
Options expired	(4,589)	(372,894)
Options exercised	-	-
Options outstanding at March 31, 2017	3,453	$ 125,472

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2017

Equity Contracts
Asset Derivatives:
Unaffiliated investments, at value	$545,743	(a)

Liability Derivatives:
Options written, at value	$ 62,259

(a) Amounts relate to purchased options.
(b) Amounts relate to purchased options.

26	MARCH 31, 2017

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Investments and foreign currency transactions	$ 40,039	(a)
Written options contracts	372,894

Total	$412,933

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (77,526)	(a)
Written options contracts	22,034

Total	$ (55,492)
(a) Amounts relate to purchased options.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Notes to Financial Statements (unaudited)

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of

28	MARCH 31, 2017

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Notes to Financial Statements (unaudited)

March 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$4,505,595	$—	$(4,505,595)	$—
Goldman Sachs International	527,449	(527449)	—	—
UBS AG	18,294	(18,294)	—	—

Total	$5,051,338	$(545,743)	$(4,505,595)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$3,441,094	$(527,449)	$(2,913,645)	$—
UBS AG	20,356	(18,294)	—	2,062

Total	$3,461,450	$(545,743)	$(2,913,645)	$2,062
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

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Notes to Financial Statements (unaudited)

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $4,505,595 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2017 is $4,699,375, resulting in the net amount due to the counterparty of $193,780.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of

30	MARCH 31, 2017

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Consolidated Statement of Operations,/disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.75%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the FTSE EPRA/NAREIT Global Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.66%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.97% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not

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Notes to Financial Statements (unaudited)

limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

32	MARCH 31, 2017

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $229.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

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Notes to Financial Statements (unaudited)

of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2017.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $778,878 in purchases and $3,218,650 in sales, resulting in a net realized loss of $454,411. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 213,566,066	$18,182,118	$(17,563,166)	$ 618,952

Information on the tax components of securities sold short as of March 31, 2017 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (2,937,210)	$ (461,981)	$ -	$ (461,981)

34	MARCH 31, 2017

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	86,249	$ 896,594	341,156	$ 3,584,484
Reinvested dividends and distributions	35,980	363,077	128,848	1,301,708
Shares repurchased	(757,637)	(7,909,108)	(1,974,962)	(20,665,003)
Net Increase/(Decrease)	(635,408)	$ (6,649,437)	(1,504,958)	$(15,778,811)
Class C Shares:
Shares sold	29,452	$ 301,968	127,574	$ 1,322,317
Reinvested dividends and distributions	19,730	196,579	41,464	414,544
Shares repurchased	(110,363)	(1,129,390)	(301,521)	(3,086,805)
Net Increase/(Decrease)	(61,181)	$ (630,843)	(132,483)	$ (1,349,944)
Class D Shares:
Shares sold	250,784	$ 2,628,965	402,687	$ 4,248,222
Reinvested dividends and distributions	131,338	1,342,126	259,705	2,656,348
Shares repurchased	(606,797)	(6,348,556)	(845,255)	(8,808,850)
Net Increase/(Decrease)	(224,675)	$ (2,377,465)	(182,863)	$ (1,904,280)
Class I Shares:
Shares sold	1,775,612	$ 18,651,513	4,178,071	$ 42,008,310
Reinvested dividends and distributions	364,439	3,722,098	638,474	6,528,776
Shares repurchased	(2,802,923)	(29,348,048)	(4,274,133)	(44,139,375)
Net Increase/(Decrease)	(662,872)	$ (6,974,437)	542,412	$ 4,397,711
Class S Shares:
Shares sold	35,374	$ 367,059	105,036	$ 1,094,903
Reinvested dividends and distributions	11,116	112,369	21,171	214,585
Shares repurchased	(99,589)	(1,025,614)	(96,490)	(1,013,115)
Net Increase/(Decrease)	(53,099)	$ (546,186)	29,717	$ 296,373
Class T Shares:
Shares sold	435,281	$ 4,536,341	1,660,723	$ 17,794,812
Reinvested dividends and distributions	213,549	2,178,169	549,996	5,605,810
Shares repurchased	(1,925,096)	(20,083,709)	(3,625,371)	(37,494,845)
Net Increase/(Decrease)	(1,276,266)	$(13,369,199)	(1,414,652)	$(14,094,223)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 7,944,578	$ 35,088,254	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the sub-advisory agreement between Janus

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Notes to Financial Statements (unaudited)

Capital and Janus Singapore in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (“Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, both of which will take effect upon the consummation of the Merger. At that time, HIML will become the subadviser to the Fund and will replace Janus Singapore as subadviser to the Fund. Janus Capital will pay HIML a sub-advisory fee from its investment advisory fee for managing the Fund.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

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Janus Global Real Estate Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

40	MARCH 31, 2017

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Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Janus Global Real Estate Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Global Real Estate Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Global Real Estate Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

50	MARCH 31, 2017

Janus Global Real Estate Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Global Real Estate Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

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Janus Global Real Estate Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	55

Janus Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93044 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Global Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Research Fund

Janus Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

Janus Global Research Fund’s Class I Shares returned 7.23% over the six-month period ended March 31, 2017. The Fund’s primary benchmark, the MSCI World Index, returned 8.35%, and its secondary benchmark, the MSCI All Country World Index, returned 8.18% during the period.

MARKET ENVIRONMENT

Global equities rose over the period. Initially, markets drifted south as uncertainty about the potential outcome of U.S. elections and moves by major central banks weighed on investors’ minds. With the election of Donald Trump and Republicans in Congress, the appetite for risk assets returned on expectations that the new administration would champion a pro-growth agenda. At its December meeting, the Federal Reserve (Fed) felt confident enough in the trajectory of the U.S. economy that it raised its benchmark interest rate for only the second time since 2006. The European Central Bank (ECB) provided support to the continent’s financial markets by announcing an extension of its bond-buying program, albeit at a lower level from April 2017 onward.

The rally continued into the new year, with only a modest pullback in the U.S. occurring late in the period. Even emerging market stocks, which were largely hammered in the weeks following the U.S. election, staged a rally once the calendar turned to 2017. Leaders among major emerging markets included Russia and Brazil. China-related shares also generated solid returns. Developed markets were led higher by southern Europe. Japanese shares marginally trailed Europe’s strong performers and were followed by still-solid gains on U.S. benchmarks.

On a sector level, financials delivered the strongest gains, in part due to the expectation of higher interest rates boosting operating margins. Other cyclical sectors also outpaced broader markets. While still positive, historically defensive sectors trailed. Energy stocks, after having rallied in the wake of OPEC’s decision to curtail production, slipped over the remainder of the period as U.S. crude production rose and oil prices slumped.

PERFORMANCE DISCUSSION

For the period, the Fund’s financials and industrials holdings weighed on relative performance. Our selection of energy and consumer stocks contributed to relative returns.

Health care stocks, among them pharmaceuticals, lagged the broader market during the period. This, in part, led to Mallinckrodt detracting from performance. During the period, the Food and Drug Administration (FDA) withdrew the approval of Mallinckrodt’s abbreviated new drug application for methylphenidate hydrochloride extended release tablets, used for the treatment of attention-deficit hyperactivity disorder (ADHD). Later in the period, investors were disappointed by quarterly earnings data that showed a 19% decrease in revenues from the firm’s generics segment. Then, in January, the company agreed to pay a fine as part of a settlement with the Federal Trade Commission regarding Mallinckrodt’s pricing for a treatment addressing lupus and multiple sclerosis. As a result, we sold the stock.

Alder BioPharmaceuticals lost ground during the period as European authorities upheld parts of a patent of a competing therapy that Alder had challenged. The ruling could delay the rollout of Alder’s migraine drug in Europe, but also raised concerns about other regions, including the U.S. We expect that, at worst, this development would likely lead to Alder having to pay Teva Pharmaceutical a royalty rather than abandoning the migraine market. We remain excited about the eventual release of phase 3 data of Alder’s therapy, which is an antibody to prevent migraines.

Diplomat Pharmacy also weighed on performance. Shares in the specialty pharmacy fell early in the period after the company missed revenue projections due to a slowdown in sales for hepatitis C drugs. The company also lowered its operating earnings guidance in this key business

Janus Investment Fund	1

Janus Global Research Fund (unaudited)

category. Ultimately, we chose to exit our position by the end of the period.

Samsung performed well during the period as investors looked past corruption allegations against senior executives and instead focused on the company’s strong execution. Each of Samsung’s main business lines – memory, handsets and display – strengthened their positions during the quarter. The company is the world leader in both DRAM and NAND memory. Pricing is strong in the former category and the latter is positioned for increased domination due to its innovative 3D-NAND technology. This point is driven home by the expectation that Apple will heavily rely upon the technology for its newest iPhone. Apple also plans to utilize Samsung’s OLED display in the iPhone 8, demonstrating the Korean company’s superiority in the display business. Samsung’s own handset business is set to rebound from last year’s Galaxy Note hiccups as the Galaxy 8 – announced during the period – received favorable reviews.

NRG Energy was a top contributor during the period. Shares of this independent power producer surged when news broke that activist investors Elliott Management and Bluescape Energy Partners had taken a significant stake in the company. Together, Elliott and Bluescape said they will work to increase shareholder value at NRG by enacting operational and financial improvements, among other things. Already, NRG owns and operates a diverse portfolio of power-generating facilities, including thermal and renewable energy production facilities. We think the firm will benefit from a long-term process of retiring coal plants, as well as regulatory changes and a rebound in natural gas prices, which hit a multiyear low in 2016. In addition, NRG continues to pay down debt and pare expenses.

One health care company, Actelion Limited, was a leading contributor to performance. The stock benefited from being the object of a bidding war between Sanofi and Johnson & Johnson, which was ultimately won by the latter. Actelion is coveted for its dominant position in the pulmonary hypertension market. In recent years, the company has launched two leading drugs in this space, Opsumit and Uptravi. Upon the Johnson & Johnson acquisition announcement, we exited our position in the company.

OUTLOOK

The Trump Show is just beginning, but so far the markets are giving it two thumbs up. We think the surge in indices reflects not only the benefits that the new president likely will bring to the U.S. economy but also the economy’s underlying strength. In March, the Fed reported that the labor market was strong and economic activity was expanding. Outside the U.S., conditions are better, too.

For all its special effects, Donald Trump’s presidency marks the beginning of a few important transitions. For the first time in many years, we have a decidedly pro-business administration that’s promising lower corporate tax rates and less regulation. Companies, as a result, are starting to feel more positive about capital investment and expansion. That could mean corporate activity will return to being the driver of economic growth, not central bank policy and financial engineering. In that scenario, we believe the era of macro- and defensive-driven investing will finally give way to a period where active investing and stock picking thrive.

If the U.S economy improves, Europe also stands to benefit. Demand for the continent’s exports could grow, for one, especially if the euro remains weak (making European exports more affordable for consumers overseas). Firms also have cut costs, suggesting many European companies will be levered to an economic recovery. But this transition won’t come easy: This year, several nations will hold key national elections, while the UK will begin to negotiate the terms of its exit, or Brexit, from the European Union (EU). Like a horror movie villain, the Greek debt issue won’t go away. The ECB also has to find a way to unwind its bond holdings without stalling an economic recovery, a difficult task (and one that the Fed must also undertake in the U.S.).

True, equity indices have hit record levels, but we’d argue that valuations do not seem extreme. Today’s average forward price-to-earnings (P/E) ratio of 18 or so for large-cap U.S. stocks may look a bit toppy, but it is not out of line in a low-rate environment. Plus, our fixed income team expects a flattening yield curve, suggesting that even if the Fed continues to raise short-term rates, the long-term rates that matter more for stock valuations won’t spike. Correlations also are down sharply, giving stocks that have not participated in the rally an opportunity to break from the pack and revalue. In addition, we may see earnings growth estimates be adjusted upward in the coming months after several years of Wall Street having to revise its forecasts lower. When we study consensus estimates, we find that analysts are just as likely to be too pessimistic as they are optimistic. We may see that pessimism be corrected as the year progresses.

2	MARCH 31, 2017

Janus Global Research Fund (unaudited)

Optimism vs. pessimism brings us back to Trump. The risk is that markets expect too much of him or that he tweets us into a policy or trade war that saps economic confidence. We think, however, that his pro-business instincts ultimately will win out and that his actions will outweigh his words. We also think that corporate confidence, once ignited, will take more than 140 characters to extinguish. Thus, while the plot may wander and the characters may confound us at times, we think the story goes on.

Stay tuned.

Thank you for your investment in Janus Global Research Fund.

Janus Investment Fund	3

Janus Global Research Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	NRG Energy Inc	0.41%	Mallinckrodt PLC	-0.24%
	United Continental Holdings Inc	0.30%	Diplomat Pharmacy Inc	-0.22%
	Samsung Electronics Co Ltd	0.30%	Alder Biopharmaceuticals Inc	-0.14%
	T-Mobile US Inc	0.30%	Simon Property Group Inc	-0.14%
	Actelion Ltd	0.28%	National Grid PLC	-0.14%

	3 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Energy	0.42%	10.21%	10.09%
	Consumer	0.38%	17.30%	17.33%
	Technology	0.26%	18.87%	18.98%

	4 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.05%	21.75%	22.00%
	Industrials	-0.72%	18.90%	18.80%
	Health Care	-0.16%	12.58%	12.80%
	Other	-0.06%	0.39%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Research Team.

4	MARCH 31, 2017

Janus Global Research Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	2.5%
British American Tobacco PLC
Tobacco	1.9%
AIA Group Ltd
Insurance	1.8%
JPMorgan Chase & Co
Banks	1.6%
TOTAL SA
Oil, Gas & Consumable Fuels	1.5%
9.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.3%
Investment Companies	0.6%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

Janus Investment Fund	5

Janus Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.01%	13.41%	7.52%	5.72%	8.26%	1.02%
Class A Shares at MOP	0.86%	6.89%	6.25%	5.10%	7.73%
Class C Shares at NAV	6.69%	12.68%	6.70%	4.89%	7.43%	1.74%
Class C Shares at CDSC	5.69%	11.68%	6.70%	4.89%	7.43%
Class D Shares(1)	7.19%	13.76%	7.74%	5.87%	8.38%	0.78%
Class I Shares	7.23%	13.86%	7.83%	5.81%	8.33%	0.69%
Class R Shares	6.87%	13.09%	7.15%	5.34%	7.87%	1.37%
Class S Shares	7.01%	13.38%	7.39%	5.52%	8.05%	1.11%
Class T Shares	7.15%	13.69%	7.67%	5.81%	8.33%	0.86%
MSCI World Index	8.35%	14.77%	9.37%	4.21%	5.98%
MSCI All Country World Index	8.18%	15.04%	8.37%	4.00%	5.94%
Morningstar Quartile - Class T Shares	-	2nd	3rd	1st	1st
Morningstar Ranking - based on total returns for World Stock Funds	-	510/1,060	511/787	82/560	25/462

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

6	MARCH 31, 2017

Janus Global Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,070.10	$5.26	$1,000.00	$1,019.85	$5.14	1.02%
Class C Shares	$1,000.00	$1,066.90	$8.50	$1,000.00	$1,016.70	$8.30	1.65%
Class D Shares	$1,000.00	$1,071.90	$3.67	$1,000.00	$1,021.39	$3.58	0.71%
Class I Shares	$1,000.00	$1,072.30	$3.20	$1,000.00	$1,021.84	$3.13	0.62%
Class R Shares	$1,000.00	$1,068.70	$6.65	$1,000.00	$1,018.50	$6.49	1.29%
Class S Shares	$1,000.00	$1,070.10	$5.37	$1,000.00	$1,019.75	$5.24	1.04%
Class T Shares	$1,000.00	$1,071.50	$4.03	$1,000.00	$1,021.04	$3.93	0.78%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2017

Janus Global Research Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 99.3%
Aerospace & Defense – 2.5%
General Dynamics Corp	.153,634	$28,760,285
Safran SA	477,772	35,690,074
		64,450,359
Airlines – 1.9%
Ryanair Holdings PLC (ADR)*	215,527	17,884,431
United Continental Holdings Inc*	434,160	30,669,062
		48,553,493
Banks – 6.4%
BNP Paribas SA	325,285	21,662,072
HDFC Bank Ltd	817,145	18,376,009
ING Groep NV	1,590,732	24,044,153
JPMorgan Chase & Co	454,339	39,909,138
Mitsubishi UFJ Financial Group Inc	3,769,200	23,693,372
Wells Fargo & Co	613,549	34,150,137
		161,834,881
Beverages – 2.3%
Coca-Cola Co	782,568	33,212,186
Pernod Ricard SA	214,242	25,344,211
		58,556,397
Biotechnology – 4.2%
Alder Biopharmaceuticals Inc*	390,869	8,130,075
Amgen Inc	151,993	24,937,492
Biogen Inc*	64,878	17,738,943
Celgene Corp*	215,430	26,805,955
Shire PLC	491,282	28,684,990
		106,297,455
Building Products – 0.9%
Geberit AG	53,286	22,976,727
Capital Markets – 4.9%
Blackstone Group LP	704,546	20,925,016
Brookfield Asset Management Inc	498,306	18,168,237
Intercontinental Exchange Inc	417,389	24,989,079
London Stock Exchange Group PLC	533,824	21,205,040
TD Ameritrade Holding Corp	633,778	24,628,613
UBS Group AG*	907,062	14,519,876
		124,435,861
Chemicals – 1.1%
Air Products & Chemicals Inc	206,045	27,875,828
Communications Equipment – 0.5%
CommScope Holding Co Inc*	315,917	13,176,898
Construction Materials – 0.9%
Vulcan Materials Co	188,562	22,717,950
Consumer Finance – 1.2%
Synchrony Financial	848,744	29,111,919
Containers & Packaging – 0.8%
Sealed Air Corp	471,082	20,529,754
Electric Utilities – 0.7%
Brookfield Infrastructure Partners LP	471,782	18,243,810
Electrical Equipment – 3.2%
ABB Ltd	1,490,855	34,881,898
AMETEK Inc	439,468	23,766,429
Sensata Technologies Holding NV*	531,519	23,211,435
		81,859,762
Electronic Equipment, Instruments & Components – 2.7%
Amphenol Corp	230,979	16,438,775
Flex Ltd*	1,111,975	18,681,180
Keyence Corp	84,000	33,642,260
		68,762,215

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Research Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Energy Equipment & Services – 0.8%
Halliburton Co	.403,611	$19,861,697
Equity Real Estate Investment Trusts (REITs) – 1.8%
American Tower Corp	206,823	25,137,267
Colony Starwood Homes	608,752	20,667,130
		45,804,397
Food & Staples Retailing – 1.4%
Costco Wholesale Corp	203,485	34,122,400
Food Products – 0.9%
Hershey Co	208,932	22,825,821
Health Care Equipment & Supplies – 1.2%
Boston Scientific Corp*	1,266,643	31,501,411
Health Care Providers & Services – 2.0%
Aetna Inc	258,944	33,028,307
Universal Health Services Inc	149,467	18,601,168
		51,629,475
Hotels, Restaurants & Leisure – 2.9%
McDonald's Corp	176,963	22,936,174
Merlin Entertainments PLC	2,274,824	13,666,954
Norwegian Cruise Line Holdings Ltd*	261,168	13,249,053
Starbucks Corp	385,591	22,514,659
		72,366,840
Household Durables – 1.0%
Sony Corp	710,300	24,031,891
Independent Power and Renewable Electricity Producers – 0.8%
NRG Energy Inc	1,105,990	20,682,013
Industrial Conglomerates – 0.5%
Seibu Holdings Inc	823,800	13,595,549
Information Technology Services – 4.2%
Amdocs Ltd	334,752	20,416,525
Mastercard Inc	292,556	32,903,773
Visa Inc	352,728	31,346,937
Worldpay Group PLC	5,936,542	21,967,912
		106,635,147
Insurance – 3.5%
AIA Group Ltd	7,218,900	45,516,979
Progressive Corp	632,759	24,791,498
Prudential PLC	823,124	17,384,715
		87,693,192
Internet & Direct Marketing Retail – 2.6%
Amazon.com Inc*	34,535	30,616,659
Ctrip.com International Ltd (ADR)*	294,699	14,484,456
Priceline Group Inc*	11,792	20,989,406
		66,090,521
Internet Software & Services – 3.3%
Alibaba Group Holding Ltd (ADR)*	182,484	19,677,250
Alphabet Inc - Class C*	76,544	63,497,841
		83,175,091
Leisure Products – 0.6%
Polaris Industries Inc	171,244	14,350,247
Life Sciences Tools & Services – 0.8%
Thermo Fisher Scientific Inc	131,109	20,138,342
Machinery – 2.9%
FANUC Corp	89,800	18,410,170
Illinois Tool Works Inc	199,948	26,487,112
IMI PLC	977,003	14,600,949
KION Group AG	229,005	14,957,253
		74,455,484

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Global Research Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Media – 1.8%
Liberty Global PLC*	.518,121	$18,154,960
Walt Disney Co	248,956	28,229,121
		46,384,081
Multi-Utilities – 1.0%
National Grid PLC	1,954,391	24,813,039
Oil, Gas & Consumable Fuels – 6.4%
Anadarko Petroleum Corp	351,513	21,793,806
Antero Resources Corp*	724,912	16,535,243
Canadian Natural Resources Ltd	595,582	19,501,873
Enterprise Products Partners LP	1,278,335	35,294,829
MEG Energy Corp*	805,003	4,080,409
Suncor Energy Inc	870,141	26,718,701
TOTAL SA	771,887	39,040,206
		162,965,067
Personal Products – 2.8%
Estee Lauder Cos Inc	397,326	33,689,272
Unilever NV	736,522	36,587,656
		70,276,928
Pharmaceuticals – 4.2%
AstraZeneca PLC	161,551	9,941,616
Eli Lilly & Co	291,983	24,558,690
Jazz Pharmaceuticals PLC*	123,303	17,894,964
Pfizer Inc	738,094	25,250,196
Sanofi	325,554	29,385,879
		107,031,345
Professional Services – 0.8%
Verisk Analytics Inc*	241,038	19,557,823
Road & Rail – 1.4%
Canadian Pacific Railway Ltd	232,608	34,173,101
Semiconductor & Semiconductor Equipment – 2.6%
ASML Holding NV	118,255	15,692,152
Intel Corp	599,866	21,637,167
Taiwan Semiconductor Manufacturing Co Ltd*	4,449,000	27,714,601
		65,043,920
Software – 5.1%
Activision Blizzard Inc	431,260	21,502,624
Adobe Systems Inc*	178,995	23,292,619
Constellation Software Inc/Canada	24,539	12,060,041
salesforce.com Inc*	325,050	26,813,375
SS&C Technologies Holdings Inc	631,331	22,349,117
Ultimate Software Group Inc*	119,414	23,310,807
		129,328,583
Specialty Retail – 1.0%
Lowe's Cos Inc	318,048	26,146,726
Technology Hardware, Storage & Peripherals – 1.2%
Samsung Electronics Co Ltd	16,153	29,760,469
Textiles, Apparel & Luxury Goods – 1.6%
Cie Financiere Richemont SA	211,039	16,690,922
NIKE Inc	415,823	23,173,816
		39,864,738
Tobacco – 1.9%
British American Tobacco PLC	727,546	48,303,776
Trading Companies & Distributors – 1.2%
Brenntag AG	528,482	29,624,126
Wireless Telecommunication Services – 0.9%
T-Mobile US Inc*	334,106	21,579,907
Total Common Stocks (cost $2,170,368,723)		2,513,196,456

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Research Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $15,180,000)	.15,180,000	$15,180,000
Total Investments (total cost $2,185,548,723) – 99.9%		2,528,376,456
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		3,513,278
Net Assets – 100%		$2,531,889,734

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,546,976,651	61.2%
United Kingdom	200,568,991	7.9
France	151,122,442	6.0
Canada	132,946,172	5.3
Japan	113,373,242	4.5
Switzerland	89,069,423	3.5
Netherlands	76,323,961	3.0
Hong Kong	45,516,979	1.8
Germany	44,581,379	1.8
China	34,161,706	1.3
South Korea	29,760,469	1.2
Taiwan	27,714,601	1.1
India	18,376,009	0.7
Ireland	17,884,431	0.7

Total	$2,528,376,456	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2017

Janus Global Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	—	42,001,247	(42,001,247)	—	$—	$6,881(1)	$—
Janus Cash Liquidity Fund LLC	32,596,000	132,540,209	(149,956,209)	15,180,000	—	14,038	15,180,000

Total					$—	$20,919	$15,180,000
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,513,196,456	$-	$-
Investment Companies	-	15,180,000	-
Total Assets	$2,513,196,456	$15,180,000	$-

Janus Investment Fund	13

Janus Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Assets:
Investments, at cost	$2,185,548,723
Unaffiliated investments, at value	2,513,196,456
Affiliated investments, at value	15,180,000
Cash	204,052
Non-interested Trustees' deferred compensation	47,822
Receivables:
Dividends	4,098,358
Fund shares sold	1,813,000
Foreign tax reclaims	989,867
Dividends from affiliates	5,220
Other assets	1,165,738
Total Assets	2,536,700,513
Liabilities:
Payables:	—
Fund shares repurchased	2,899,186
Advisory fees	1,070,177
Transfer agent fees and expenses	448,865
Postage fees	110,900
Non-interested Trustees' deferred compensation fees	47,822
12b-1 Distribution and shareholder servicing fees	29,465
Custodian fees	25,638
Fund administration fees	21,645
Non-interested Trustees' fees and expenses	18,050
Professional fees	7,922
Accrued expenses and other payables	131,109
Total Liabilities	4,810,779
Net Assets	$2,531,889,734

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,501,588,685
Undistributed net investment income/(loss)	2,136,529
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(314,622,706)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	342,787,226
Total Net Assets	$2,531,889,734
Net Assets - Class A Shares	$15,411,193
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	225,005
Net Asset Value Per Share(1)	$68.49
Maximum Offering Price Per Share(2)	$72.67
Net Assets - Class C Shares	$9,194,860
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136,858
Net Asset Value Per Share(1)	$67.19
Net Assets - Class D Shares	$1,349,223,660
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,927,172
Net Asset Value Per Share	$67.71
Net Assets - Class I Shares	$164,076,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,390,592
Net Asset Value Per Share	$68.63
Net Assets - Class R Shares	$5,566,589
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	81,926
Net Asset Value Per Share	$67.95
Net Assets - Class S Shares	$66,702,139
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	971,951
Net Asset Value Per Share	$68.63
Net Assets - Class T Shares	$921,714,527
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,623,909
Net Asset Value Per Share	$67.65

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$16,875,481
Dividends from affiliates	14,038
Affiliated securities lending income, net	6,881
Other income	565
Foreign tax withheld	(581,413)
Total Investment Income	16,315,552
Expenses:
Advisory fees	6,095,736
12b-1Distribution and shareholder servicing fees:
Class A Shares	22,672
Class C Shares	46,596
Class R Shares	13,188
Class S Shares	83,801
Transfer agent administrative fees and expenses:
Class D Shares	784,399
Class R Shares	6,599
Class S Shares	84,296
Class T Shares	1,118,653
Transfer agent networking and omnibus fees:
Class A Shares	25,595
Class C Shares	4,826
Class I Shares	50,604
Other transfer agent fees and expenses:
Class A Shares	1,092
Class C Shares	644
Class D Shares	172,893
Class I Shares	3,329
Class R Shares	57
Class S Shares	361
Class T Shares	5,220
Shareholder reports expense	234,528
Fund administration fees	116,263
Registration fees	75,280
Custodian fees	58,395
Professional fees	57,325
Non-interested Trustees’ fees and expenses	38,845
Other expenses	96,311
Total Expenses	9,197,508
Less: Excess Expense Reimbursement	(51,368)
Net Expenses	9,146,140
Net Investment Income/(Loss)	7,169,412
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	75,636,467
Total Net Realized Gain/(Loss) on Investments	75,636,467
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	87,553,496
Total Change in Unrealized Net Appreciation/Depreciation	87,553,496
Net Increase/(Decrease) in Net Assets Resulting from Operations	$170,359,375

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Global Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$7,169,412	$24,828,266
Net realized gain/(loss) on investments	75,636,467	(5,720,044)
Change in unrealized net appreciation/depreciation	87,553,496	152,361,534
Net Increase/(Decrease) in Net Assets Resulting from Operations	170,359,375	171,469,756
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(95,449)	(169,113)
Class C Shares	—	(37,787)
Class D Shares	(10,551,682)	(10,936,000)
Class I Shares	(1,274,279)	(1,323,069)
Class R Shares	(12,596)	(21,407)
Class S Shares	(294,758)	(439,248)
Class T Shares	(6,560,697)	(7,101,298)
Net Decrease from Dividends and Distributions to Shareholders	(18,789,461)	(20,027,922)
Capital Share Transactions:
Class A Shares	(6,036,987)	40,987
Class C Shares	(1,504,072)	(132,673)
Class D Shares	(53,404,692)	(86,990,042)
Class I Shares	9,433,013	(6,445,883)
Class R Shares	46,230	(156,372)
Class S Shares	(10,367,098)	30,353,384
Class T Shares	(42,653,891)	(79,154,035)
Net Increase/(Decrease) from Capital Share Transactions	(104,487,497)	(142,484,634)
Net Increase/(Decrease) in Net Assets	47,082,417	8,957,200
Net Assets:
Beginning of period	2,484,807,317	2,475,850,117
End of period	$2,531,889,734	$2,484,807,317

Undistributed Net Investment Income/(Loss)	$2,136,529	$13,756,578

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$64.32	$60.53	$63.24		$56.34	$47.32	$39.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.49(1)	0.45(1)		0.54(1)	0.20	0.25
Net realized and unrealized gain/(loss)	4.40	3.75	(2.62)		6.58	9.01	7.78
Total from Investment Operations	4.49	4.24	(2.17)		7.12	9.21	8.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.45)	(0.54)		(0.22)	(0.19)	(0.10)
Distributions (from capital gains)	—	—	—		—	—	—
Redemption fees	N/A	N/A	N/A		N/A	N/A	—
Total Dividends and Distributions	(0.32)	(0.45)	(0.54)		(0.22)	(0.19)	(0.10)
Net Asset Value, End of Period	$68.49	$64.32	$60.53		$63.24	$56.34	$47.32
Total Return*	7.02%	7.03%	(3.47)%		12.67%	19.55%	20.40%
Net Assets, End of Period (in thousands)	$15,411	$20,371	$19,370		$11,627	$11,746	$11,173
Average Net Assets for the Period (in thousands)	$18,241	$20,804	$15,993		$12,200	$12,240	$8,144
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.02%	0.98%		0.97%	1.09%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.02%	0.98%		0.91%	1.03%	1.20%
Ratio of Net Investment Income/(Loss)	0.28%	0.80%	0.67%		0.88%	0.57%	0.55%
Portfolio Turnover Rate	31%	45%	51%		43%	67%	67%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$62.97	$59.41	$62.16	$55.58	$46.88	$39.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(1)	0.04(1)	(0.07)(1)	0.07(1)	(0.07)	(0.03)
Net realized and unrealized gain/(loss)	4.32	3.68	(2.55)	6.51	8.77	7.64
Total from Investment Operations	4.22	3.72	(2.62)	6.58	8.70	7.61
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.16)	(0.13)	—	—	—
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—
Total Dividends and Distributions	—	(0.16)	(0.13)	—	—	—
Net Asset Value, End of Period	$67.19	$62.97	$59.41	$62.16	$55.58	$46.88
Total Return*	6.70%	6.27%	(4.23)%	11.84%	18.56%	19.38%
Net Assets, End of Period (in thousands)	$9,195	$10,101	$10,020	$6,513	$5,646	$2,971
Average Net Assets for the Period (in thousands)	$9,381	$10,803	$8,388	$6,091	$4,529	$2,064
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.74%	1.74%	1.73%	1.86%	2.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.74%	1.74%	1.67%	1.79%	2.04%
Ratio of Net Investment Income/(Loss)	(0.33)%	0.07%	(0.11)%	0.11%	(0.16)%	(0.40)%
Portfolio Turnover Rate	31%	45%	51%	43%	67%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$63.68	$59.84	$62.54	$55.69	$46.78	$38.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.63(1)	0.52(1)	0.65(1)	0.32	0.25
Net realized and unrealized gain/(loss)	4.35	3.71	(2.57)	6.52	8.87	7.75
Total from Investment Operations	4.55	4.34	(2.05)	7.17	9.19	8.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.50)	(0.65)	(0.32)	(0.28)	(0.13)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.52)	(0.50)	(0.65)	(0.32)	(0.28)	(0.13)
Net Asset Value, End of Period	$67.71	$63.68	$59.84	$62.54	$55.69	$46.78
Total Return*	7.20%	7.28%	(3.32)%	12.92%	19.76%	20.55%
Net Assets, End of Period (in thousands)	$1,349,224	$1,321,668	$1,326,990	$1,450,165	$1,365,936	$118,021
Average Net Assets for the Period (in thousands)	$1,310,532	$1,315,214	$1,485,766	$1,448,769	$771,544	$116,961
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.78%	0.81%	0.77%	0.85%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.78%	0.81%	0.71%	0.74%	1.03%
Ratio of Net Investment Income/(Loss)	0.62%	1.04%	0.79%	1.07%	1.11%	0.56%
Portfolio Turnover Rate	31%	45%	51%	43%	67%	67%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$64.58	$60.68	$63.41	$56.50	$47.45	$39.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.70(1)	0.61(1)	0.72(1)	0.35	0.25
Net realized and unrealized gain/(loss)	4.39	3.77	(2.63)	6.58	9.05	7.87
Total from Investment Operations	4.63	4.47	(2.02)	7.30	9.40	8.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)	(0.57)	(0.71)	(0.39)	(0.35)	(0.16)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.58)	(0.57)	(0.71)	(0.39)	(0.35)	(0.16)
Net Asset Value, End of Period	$68.63	$64.58	$60.68	$63.41	$56.50	$47.45
Total Return*	7.23%	7.40%	(3.22)%	12.98%	19.92%	20.59%
Net Assets, End of Period (in thousands)	$164,077	$145,787	$143,285	$137,266	$103,604	$59,140
Average Net Assets for the Period (in thousands)	$145,352	$141,793	$157,129	$120,064	$82,735	$41,438
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.69%	0.70%	0.67%	0.80%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.69%	0.70%	0.62%	0.72%	0.97%
Ratio of Net Investment Income/(Loss)	0.73%	1.13%	0.92%	1.16%	0.91%	0.66%
Portfolio Turnover Rate	31%	45%	51%	43%	67%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Research Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$63.73	$59.97	$62.75	$55.95	$52.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)	0.28(2)	0.17(2)	0.31(2)	0.03
Net realized and unrealized gain/(loss)	4.36	3.72	(2.59)	6.55	3.34
Total from Investment Operations	4.37	4.00	(2.42)	6.86	3.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.24)	(0.36)	(0.06)	—
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.15)	(0.24)	(0.36)	(0.06)	—
Net Asset Value, End of Period	$67.95	$63.73	$59.97	$62.75	$55.95
Total Return*	6.88%	6.68%	(3.88)%	12.27%	6.41%
Net Assets, End of Period (in thousands)	$5,567	$5,168	$5,025	$2,624	$1,567
Average Net Assets for the Period (in thousands)	$5,290	$5,234	$3,859	$2,026	$1,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.37%	1.39%	1.35%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.37%	1.39%	1.29%	1.30%
Ratio of Net Investment Income/(Loss)	0.04%	0.46%	0.26%	0.51%	0.61%
Portfolio Turnover Rate	31%	45%	51%	43%	67%

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$64.41	$60.62	$63.33	$56.38	$47.36	$39.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.47(2)	0.31(2)	0.45(2)	0.38	0.03
Net realized and unrealized gain/(loss)	4.41	3.72	(2.60)	6.62	8.77	7.93
Total from Investment Operations	4.50	4.19	(2.29)	7.07	9.15	7.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.40)	(0.42)	(0.12)	(0.13)	(0.19)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—
Total Dividends and Distributions	(0.28)	(0.40)	(0.42)	(0.12)	(0.13)	(0.19)
Net Asset Value, End of Period	$68.63	$64.41	$60.62	$63.33	$56.38	$47.36
Total Return*	7.02%	6.94%	(3.64)%	12.56%	19.38%	20.13%
Net Assets, End of Period (in thousands)	$66,702	$72,931	$39,206	$42,894	$47,077	$3,895
Average Net Assets for the Period (in thousands)	$67,684	$68,472	$44,281	$45,522	$26,983	$3,136
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.11%	1.13%	1.10%	1.17%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.11%	1.13%	1.04%	1.07%	1.38%
Ratio of Net Investment Income/(Loss)	0.28%	0.76%	0.47%	0.73%	0.79%	0.20%
Portfolio Turnover Rate	31%	45%	51%	43%	67%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from March 15, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Global Research Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$63.61	$59.77	$62.46	$55.62	$46.72	$38.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.59(1)	0.48(1)	0.60(1)	0.38	0.22
Net realized and unrealized gain/(loss)	4.33	3.71	(2.57)	6.52	8.77	7.71
Total from Investment Operations	4.51	4.30	(2.09)	7.12	9.15	7.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.46)	(0.60)	(0.28)	(0.25)	(0.06)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.47)	(0.46)	(0.60)	(0.28)	(0.25)	(0.06)
Net Asset Value, End of Period	$67.65	$63.61	$59.77	$62.46	$55.62	$46.72
Total Return*	7.15%	7.22%	(3.39)%	12.85%	19.66%	20.42%
Net Assets, End of Period (in thousands)	$921,715	$908,782	$931,954	$989,734	$941,836	$110,487
Average Net Assets for the Period (in thousands)	$897,186	$917,744	$1,026,731	$992,504	$557,218	$108,203
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.86%	0.88%	0.85%	0.93%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.86%	0.87%	0.79%	0.81%	1.11%
Ratio of Net Investment Income/(Loss)	0.55%	0.96%	0.74%	1.00%	1.03%	0.49%
Portfolio Turnover Rate	31%	45%	51%	43%	67%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

22	MARCH 31, 2017

Janus Global Research Fund

Notes to Financial Statements (unaudited)

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	23

Janus Global Research Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

24	MARCH 31, 2017

Janus Global Research Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	25

Janus Global Research Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

26	MARCH 31, 2017

Janus Global Research Fund

Notes to Financial Statements (unaudited)

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of March 31, 2017.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 1.07%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	27

Janus Global Research Fund

Notes to Financial Statements (unaudited)

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

28	MARCH 31, 2017

Janus Global Research Fund

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $524.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,100.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $12,006,000 in sales, resulting in a net realized loss of $5,500,307. The net

Janus Investment Fund	29

Janus Global Research Fund

Notes to Financial Statements (unaudited)

realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2016
No Expiration
September 30, 2017	Short-Term	Long-Term	Accumulated Capital Losses
$ (387,897,684)	$ -	$ -	$ (387,897,684)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,178,965,806	$409,885,052	$(60,474,402)	$ 349,410,650

30	MARCH 31, 2017

Janus Global Research Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	19,116	$ 1,252,599	173,239	$ 10,583,911
Reinvested dividends and distributions	1,151	73,498	2,316	144,033
Shares repurchased	(111,978)	(7,363,084)	(178,861)	(10,686,957)
Net Increase/(Decrease)	(91,711)	$ (6,036,987)	(3,306)	$ 40,987
Class C Shares:
Shares sold	8,162	$ 516,073	92,808	$ 5,716,202
Reinvested dividends and distributions	-	-	509	31,190
Shares repurchased	(31,707)	(2,020,145)	(101,574)	(5,880,065)
Net Increase/(Decrease)	(23,545)	$ (1,504,072)	(8,257)	$ (132,673)
Class D Shares:
Shares sold	176,364	$ 11,449,350	350,347	$ 21,156,376
Reinvested dividends and distributions	160,652	10,132,297	171,366	10,528,744
Shares repurchased	(1,163,913)	(74,986,339)	(1,944,307)	(118,675,162)
Net Increase/(Decrease)	(826,897)	$(53,404,692)	(1,422,594)	$(86,990,042)
Class I Shares:
Shares sold	362,428	$ 24,431,464	368,195	$ 22,662,239
Reinvested dividends and distributions	18,711	1,196,032	19,788	1,232,000
Shares repurchased	(248,173)	(16,194,483)	(491,647)	(30,340,122)
Net Increase/(Decrease)	132,966	$ 9,433,013	(103,664)	$ (6,445,883)
Class R Shares:
Shares sold	9,910	$ 639,135	33,752	$ 2,076,967
Reinvested dividends and distributions	182	11,515	304	18,803
Shares repurchased	(9,262)	(604,420)	(36,745)	(2,252,142)
Net Increase/(Decrease)	830	$ 46,230	(2,689)	$ (156,372)
Class S Shares:
Shares sold	72,212	$ 4,694,459	902,350	$ 55,967,613
Reinvested dividends and distributions	4,602	294,435	7,042	438,791
Shares repurchased	(237,181)	(15,355,992)	(423,861)	(26,053,020)
Net Increase/(Decrease)	(160,367)	$(10,367,098)	485,531	$ 30,353,384
Class T Shares:
Shares sold	425,143	$ 27,441,313	981,800	$ 59,331,003
Reinvested dividends and distributions	101,667	6,408,060	113,181	6,950,424
Shares repurchased	(1,190,412)	(76,503,264)	(2,399,268)	(145,435,462)
Net Increase/(Decrease)	(663,602)	$(42,653,891)	(1,304,287)	$(79,154,035)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$765,760,974	$ 884,483,414	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

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Janus Global Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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Janus Global Research Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	35

Janus Global Research Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	37

Janus Global Research Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Global Research Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	39

Janus Global Research Fund

Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Global Research Fund

Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Global Research Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Janus Global Research Fund

Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Global Research Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Janus Global Research Fund

Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	45

Janus Global Research Fund

Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Global Research Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Global Research Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

48	MARCH 31, 2017

Janus Global Research Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Janus Investment Fund	49

Janus Global Research Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

50	MARCH 31, 2017

Janus Global Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

Janus Investment Fund	51

Janus Global Research Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

52	MARCH 31, 2017

Janus Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93045 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Global Select Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Select Fund

Janus Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2017, Janus Global Select Fund’s Class I Shares returned 10.79% versus a return of 8.18% for the Fund’s benchmark, the MSCI All Country World Index.

INVESTMENT ENVIRONMENT

Global equities rose over the period. Initially, markets drifted south as uncertainty about the potential outcome of U.S. elections and moves by major central banks weighed on investors’ minds. With the election of Donald Trump and Republicans in Congress, the appetite for risk assets returned on expectations the new administration would champion a pro-growth agenda. At its December meeting, the Federal Reserve (Fed) felt confident enough in the trajectory of the U.S. economy that it raised its benchmark interest rate for only the second time since 2006. The European Central Bank (ECB) provided support to the Continent’s financial markets by announcing an extension of its bond-buying program, albeit at a lower level from April 2017 onward.

The rally continued into the new year, with only a modest pullback in the U.S. occurring late in the period. Even emerging market stocks, which were largely hit in the weeks following the U.S. election, staged a rally once the calendar turned to 2017. Leaders among major emerging markets included Russia and Brazil. China-related shares also generated solid returns. Developed markets were led higher by southern Europe. Japanese shares marginally trailed Europe’s strong performers and were followed by still-solid gains on U.S. benchmarks.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the MSCI All Country World Index, during the period. We employ a high-conviction investment approach seeking strong, risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies with free-cash-flow growth that are underestimated by the market. This period, we were pleased to see our conviction rewarded, as some of the stocks we held in previously beaten-down areas of the market were among our top performers.

NRG Energy was our top contributor to performance. We like the utility company for its diversified mix of businesses, allowing it to generate higher and steadier levels of free cash flow than its competitors. We also expect the new CEO will create more value for shareholders by reducing debt and costs to further improve shareholder value. The management team took an encouraging step this period with its cooperative engagement with activist investors looking to help NRG divest assets, reduce expenses and improve capital efficiency. NRG’s willingness to work with the activists helped lift the stock during the period.

Several of our large bank holdings, including Morgan Stanley and Citigroup, were up significantly as the market anticipated what an improving global economy could mean for financials. In previous commentaries we pointed out the opportunities we saw among bank stocks, which traded at substantial discounts to their tangible book value at the beginning of 2016. Our view was these banks benefited from a more concentrated industry and carried more capital and less risk than at any point in recent history. The market is coming around to the opportunity ahead for banks, where low interest rates compressed net interest margins by 70% over the last decade and a weak economy reduced capital market activity and loan demand. Even a small pickup in economic activity or increase in rates could have powerful effects on their bottom lines.

While generally pleased with our relative performance this period, we still held some stocks that disappointed. Mallinckrodt Pharmaceuticals was our largest detractor. The Food and Drug Administration withdrew the approval of an abbreviated new drug application for methylphenidate hydrochloride extended release tablets.

Janus Investment Fund	1

Janus Global Select Fund (unaudited)

While not a large business segment, we believe earnings will take a noticeable hit from the development. Later in the period, Mallinckrodt released an earnings report which showed a solid 37% annual sales gain, driven in part by its Acthar therapy. Investors, however, reacted negatively to the growing role Acthar played in the company’s sales mix. They were also disappointed by a 19% decrease in revenues from the generics segment. Continued pressure in generics stands to weigh on overall 2017 sales growth. While the stock’s weakness reflects these headwinds, we believe the current price does not fully account for the strength of the company’s core specialty drug business, its ability to generate free cash flow and management’s focus on delivering value to shareholders.

Macy’s was another detractor. We generally avoided brick-and-mortar retail department stores in our portfolio, where profits are suffering as more sales move online. But we felt there was significant overlooked value in Macy’s real estate assets, and believed those assets set a floor for the stock price. However, we sold the position due to concerns about management’s willingness to monetize those assets and its ability to navigate the changing and challenging retail environment.

Teva Pharmaceuticals, a maker of both branded and generic drugs, was another detractor. The stock fell as earnings and revenue guidance were below expectations. The resignation of its CEO and the loss of a legal challenge to keep one of its branded drugs from facing generic competition also had a negative impact on the stock. We sold the stock due to continued concerns about the outlook for its generics drug business and its capital allocation decision-making.

OUTLOOK

Our outlook for the global economy, and stocks, remains positive. In most pockets of the world, we see real signs of an economy on the mend. Our optimism transcends basic macroeconomic indicators; the management teams we speak with, particularly in the technology sector, say business spending and demand is firming.

The rebound is nascent but we see positive signs ahead. We believe a Republican-controlled Congress and White House will bypass some of the gridlock in Washington and bolster the U.S. economy with corporate tax cuts and pro-growth initiatives. A burgeoning U.S. economy could underpin better growth in the rest of the world.

While we share a sanguine outlook for global growth, there are risks we continue to monitor. We worry about some of the President Trump’s anti-trade rhetoric, but anticipate the actual policies to be more pragmatic. We expected the President to walk away from the Trans-Pacific Partnership, but do not believe a massive trade war is at the top of his agenda. That said, we continue to monitor trade developments and are considering the implications of a border tax adjustment on the cost structures of companies.

Political uncertainty in Europe is another broad risk we continue to monitor. We acknowledge the uncertainty could be a near-term negative overhang for some of our bank holdings in the region, but believe the risk we are taking on the political side is more than compensated by historically low valuations for bank stocks and the earnings upside from even a modest rise in interest rates. While we continue to monitor the risks, we remain optimistic about the growth potential of the economy, and more specifically the companies we own, in the days ahead.

Thank you for your continued investment in Janus Global Select Fund.

2	MARCH 31, 2017

Janus Global Select Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	NRG Energy Inc	1.23%	Mallinckrodt PLC	-0.42%
	Morgan Stanley	1.03%	Macy's Inc	-0.24%
	Citigroup Inc	0.89%	Nippon Telegraph & Telephone Corp	-0.18%
	Sumco Corp	0.68%	Teva Pharmaceutical Industries Ltd	-0.14%
	United Continental Holdings Inc	0.60%	Tower Bersama Infrastructure Tbk PT	-0.12%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	1.27%	2.98%	3.15%
	Information Technology	0.85%	17.82%	15.92%
	Consumer Staples	0.69%	7.18%	9.60%
	Financials	0.54%	21.45%	18.36%
	Industrials	0.30%	9.60%	10.62%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.68%	11.62%	12.18%
	Health Care	-0.34%	10.13%	11.18%
	Materials	-0.30%	5.61%	5.30%
	Other**	-0.10%	2.16%	0.00%
	Telecommunication Services	0.05%	4.48%	3.55%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Global Select Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Citigroup Inc
Banks	3.6%
BNP Paribas SA
Banks	2.7%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	2.7%
AIA Group Ltd
Insurance	2.6%
Sony Corp
Household Durables	2.6%
14.2%

Asset Allocation - (% of Net Assets)
Common Stocks	97.2%
Investment Companies	1.5%
Preferred Stocks	0.4%
Other	0.9%
100.0%

Emerging markets comprised 13.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	10.65%	16.96%	5.00%	3.93%	2.54%	1.06%
Class A Shares at MOP	4.29%	10.22%	3.76%	3.31%	2.18%
Class C Shares at NAV	10.21%	16.01%	4.14%	3.09%	1.74%	1.86%
Class C Shares at CDSC	9.21%	15.01%	4.14%	3.09%	1.74%
Class D Shares(1)	10.70%	17.14%	5.19%	4.09%	2.64%	0.88%
Class I Shares	10.79%	17.32%	5.33%	4.05%	2.61%	0.75%
Class R Shares	10.37%	16.44%	4.59%	3.50%	2.10%	1.46%
Class S Shares	10.52%	16.79%	4.87%	3.81%	2.39%	1.20%
Class T Shares	10.78%	17.13%	5.14%	4.05%	2.61%	0.94%
MSCI All Country World Index	8.18%	15.04%	8.37%	4.00%	3.82%
Morningstar Quartile - Class T Shares	-	199/1,060	742/787	315/560	299/362
Morningstar Ranking - based on total returns for World Stock Funds	-	1st	4th	3rd	4th

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Global Select Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 30, 2000

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,106.50	$5.46	$1,000.00	$1,019.75	$5.24	1.04%
Class C Shares	$1,000.00	$1,102.10	$9.59	$1,000.00	$1,015.81	$9.20	1.83%
Class D Shares	$1,000.00	$1,107.00	$4.57	$1,000.00	$1,020.59	$4.38	0.87%
Class I Shares	$1,000.00	$1,107.90	$3.94	$1,000.00	$1,021.19	$3.78	0.75%
Class R Shares	$1,000.00	$1,103.70	$7.61	$1,000.00	$1,017.70	$7.29	1.45%
Class S Shares	$1,000.00	$1,105.20	$6.14	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$1,107.80	$4.83	$1,000.00	$1,020.34	$4.63	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Global Select Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 97.2%
Aerospace & Defense – 1.9%
General Dynamics Corp	.195,656	$36,626,803
Airlines – 1.4%
United Continental Holdings Inc*	389,697	27,528,196
Automobiles – 1.6%
Chongqing Changan Automobile Co Ltd*	4,899,880	11,219,145
Maruti Suzuki India Ltd	212,495	19,687,451
		30,906,596
Banks – 10.3%
BNP Paribas SA	792,731	52,791,232
Citigroup Inc	1,175,476	70,316,974
ING Groep NV	1,799,446	27,198,897
Mitsubishi UFJ Financial Group Inc	5,614,000	35,289,873
Permanent TSB Group Holdings PLC*	5,373,169	13,835,995
		199,432,971
Beverages – 3.4%
Coca-Cola Co	552,416	23,444,535
Diageo PLC	1,459,942	41,762,008
		65,206,543
Biotechnology – 2.9%
Amgen Inc	109,584	17,979,447
Regeneron Pharmaceuticals Inc*	48,501	18,794,622
Shire PLC	316,569	18,483,842
		55,257,911
Capital Markets – 2.5%
Morgan Stanley	1,120,369	47,996,608
Chemicals – 3.6%
Air Products & Chemicals Inc	275,037	37,209,756
PPG Industries Inc	302,485	31,785,124
		68,994,880
Construction & Engineering – 0.9%
Eiffage SA	215,772	16,898,653
Consumer Finance – 1.2%
Synchrony Financial	663,814	22,768,820
Diversified Telecommunication Services – 2.9%
Nippon Telegraph & Telephone Corp	959,400	40,958,304
Tower Bersama Infrastructure Tbk PT	37,443,900	15,317,065
		56,275,369
Electric Utilities – 0.7%
Brookfield Infrastructure Partners LP	376,235	14,549,007
Electrical Equipment – 1.3%
ABB Ltd	1,061,587	24,838,210
Energy Equipment & Services – 1.0%
Schlumberger Ltd	248,002	19,368,956
Equity Real Estate Investment Trusts (REITs) – 0.9%
Activia Properties Inc	3,479	16,596,433
Health Care Equipment & Supplies – 1.5%
Boston Scientific Corp*	1,180,941	29,370,003
Health Care Providers & Services – 1.6%
Anthem Inc	190,955	31,580,138
Hotels, Restaurants & Leisure – 2.3%
GVC Holdings PLC	4,829,253	44,373,617
Household Durables – 2.6%
Sony Corp	1,494,500	50,564,073
Independent Power and Renewable Electricity Producers – 2.2%
NRG Energy Inc	2,234,883	41,792,312
Industrial Conglomerates – 1.3%
Siemens AG	182,520	24,998,739
Insurance – 3.5%
AIA Group Ltd	8,023,000	50,587,032

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Global Select Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
NN Group NV	.554,093	$18,018,203
		68,605,235
Internet & Direct Marketing Retail – 1.3%
Ctrip.com International Ltd (ADR)*	528,813	25,991,159
Internet Software & Services – 6.5%
Alibaba Group Holding Ltd (ADR)*	475,560	51,279,635
Alphabet Inc - Class C*	39,820	33,033,079
Auto Trader Group PLC (144A)	2,601,924	12,786,676
Tencent Holdings Ltd	1,007,900	28,896,082
		125,995,472
Machinery – 2.4%
FANUC Corp	134,000	27,471,746
Flowserve Corp	398,824	19,311,058
		46,782,804
Metals & Mining – 1.3%
Rio Tinto Ltd	559,358	25,830,852
Oil, Gas & Consumable Fuels – 4.9%
Canadian Natural Resources Ltd	816,822	26,783,593
Petroleo Brasileiro SA (ADR)*	2,029,854	19,669,285
TOTAL SA	957,073	48,406,473
		94,859,351
Personal Products – 2.2%
Estee Lauder Cos Inc	494,532	41,931,368
Pharmaceuticals – 4.6%
AstraZeneca PLC	288,631	17,761,936
Eli Lilly & Co	389,116	32,728,547
Mallinckrodt PLC*	302,063	13,462,948
Zoetis Inc	458,267	24,457,710
		88,411,141
Road & Rail – 0.9%
Kansas City Southern	200,946	17,233,129
Semiconductor & Semiconductor Equipment – 3.8%
ASML Holding NV	201,145	26,691,455
ON Semiconductor Corp*	2,180,029	33,768,649
Taiwan Semiconductor Manufacturing Co Ltd*	2,222,000	13,841,727
		74,301,831
Software – 4.1%
Adobe Systems Inc*	282,858	36,808,312
Nexon Co Ltd	954,900	15,175,798
Nintendo Co Ltd	34,200	7,937,804
salesforce.com Inc*	234,747	19,364,280
		79,286,194
Technology Hardware, Storage & Peripherals – 3.3%
Apple Inc	234,016	33,618,739
Samsung Electronics Co Ltd	16,626	30,631,929
		64,250,668
Textiles, Apparel & Luxury Goods – 3.0%
Cie Financiere Richemont SA	314,699	24,889,316
Lululemon Athletica Inc*	106,002	5,498,324
Samsonite International SA	7,344,900	26,747,220
		57,134,860
Thrifts & Mortgage Finance – 3.8%
LIC Housing Finance Ltd	3,395,252	32,339,344
MGIC Investment Corp*	4,028,273	40,806,405
		73,145,749
Tobacco – 1.9%
Reynolds American Inc	585,812	36,917,872

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Select Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Transportation Infrastructure – 0.4%
CCR SA	.1,354,400	$7,810,268
Wireless Telecommunication Services – 1.3%
T-Mobile US Inc*	384,857	24,857,914
Total Common Stocks (cost $1,513,516,044)		1,879,270,705
Preferred Stocks – 0.4%
Water Utilities – 0.4%
Cia de Saneamento do Parana (cost $9,416,639)	2,558,600	8,991,598
Investment Companies – 1.5%
Money Markets – 1.5%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $28,614,672)	28,614,672	28,614,672
Total Investments (total cost $1,551,547,355) – 99.1%		1,916,876,975
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		16,650,252
Net Assets – 100%		$1,933,527,227

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$898,975,300	46.9%
Japan	193,994,031	10.1
United Kingdom	135,168,079	7.1
France	118,096,358	6.2
China	117,386,021	6.1
Hong Kong	77,334,252	4.0
Netherlands	71,908,555	3.8
India	52,026,795	2.7
Switzerland	49,727,526	2.6
Canada	41,332,600	2.2
Brazil	36,471,151	1.9
South Korea	30,631,929	1.6
Australia	25,830,852	1.3
Germany	24,998,739	1.3
Indonesia	15,317,065	0.8
Taiwan	13,841,727	0.7
Ireland	13,835,995	0.7

Total	$1,916,876,975	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $12,786,676, which represents 0.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	—	460,167	(460,167)	—	$—	$17,470(1)	$—
Janus Cash Liquidity Fund LLC	45,705,708	190,528,632	(207,619,668)	28,614,672	—	52,283	28,614,672

Total					$—	$69,753	$28,614,672
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,879,270,705	$-	$-
Preferred Stocks	-	8,991,598	-
Investment Companies	-	28,614,672	-
Total Assets	$1,879,270,705	$37,606,270	$-

Janus Investment Fund	11

Janus Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,551,547,355
Unaffiliated investments, at value	1,888,262,303
Affiliated investments, at value	28,614,672
Cash	202,908
Restricted cash (Note 1)	10,463,536
Non-interested Trustees' deferred compensation	36,520
Receivables:
Dividends	5,187,165
Investments sold	2,880,780
Fund shares sold	264,285
Foreign tax reclaims	167,474
Dividends from affiliates	14,903
Other assets	15,442
Total Assets	1,936,109,988
Liabilities:
Payables:	—
Advisory fees	1,107,222
Fund shares repurchased	813,772
Transfer agent fees and expenses	347,374
Postage fees	77,419
Printing fees	51,715
Non-interested Trustees' deferred compensation fees	36,520
Professional fees	17,265
Fund administration fees	16,435
Custodian fees	14,220
Non-interested Trustees' fees and expenses	13,536
12b-1 Distribution and shareholder servicing fees	3,602
Accrued expenses and other payables	83,681
Total Liabilities	2,582,761
Net Assets	$1,933,527,227

See Notes to Financial Statements.

12	MARCH 31, 2017

Janus Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,047,375,825
Undistributed net investment income/(loss)	(711,173)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(477,276,703)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	364,139,278
Total Net Assets	$1,933,527,227
Net Assets - Class A Shares	$4,060,511
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	285,493
Net Asset Value Per Share(1)	$14.22
Maximum Offering Price Per Share(2)	$15.09
Net Assets - Class C Shares	$2,628,441
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	189,587
Net Asset Value Per Share(1)	$13.86
Net Assets - Class D Shares	$1,413,250,261
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	100,081,002
Net Asset Value Per Share	$14.12
Net Assets - Class I Shares	$38,786,524
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,739,144
Net Asset Value Per Share	$14.16
Net Assets - Class R Shares	$305,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,698
Net Asset Value Per Share	$14.09
Net Assets - Class S Shares	$395,375
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,647
Net Asset Value Per Share	$14.30
Net Assets - Class T Shares	$474,100,303
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,516,662
Net Asset Value Per Share	$14.15

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Select Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$14,208,048
Dividends from affiliates	52,283
Affiliated securities lending income, net	17,470
Other income	18,013
Foreign tax withheld	(515,552)
Total Investment Income	13,780,262
Expenses:
Advisory fees	5,919,050
12b-1Distribution and shareholder servicing fees:
Class A Shares	5,309
Class C Shares	14,289
Class R Shares	779
Class S Shares	390
Transfer agent administrative fees and expenses:
Class D Shares	817,105
Class R Shares	390
Class S Shares	390
Class T Shares	573,374
Transfer agent networking and omnibus fees:
Class A Shares	2,198
Class C Shares	1,962
Class I Shares	5,311
Other transfer agent fees and expenses:
Class A Shares	268
Class C Shares	202
Class D Shares	253,005
Class I Shares	530
Class R Shares	27
Class S Shares	16
Class T Shares	3,845
Shareholder reports expense	288,097
Fund administration fees	87,863
Registration fees	69,855
Professional fees	36,895
Custodian fees	36,753
Non-interested Trustees’ fees and expenses	29,270
Other expenses	65,312
Total Expenses	8,212,485
Less: Excess Expense Reimbursement	(28,420)
Net Expenses	8,184,065
Net Investment Income/(Loss)	5,596,197
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	7,268,377
Total Net Realized Gain/(Loss) on Investments	7,268,377
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	176,930,988
Total Change in Unrealized Net Appreciation/Depreciation	176,930,988
Net Increase/(Decrease) in Net Assets Resulting from Operations	$189,795,562

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Global Select Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$5,596,197	$14,214,497
Net realized gain/(loss) on investments	7,268,377	(86,549,836)
Change in unrealized net appreciation/depreciation	176,930,988	174,775,928
Net Increase/(Decrease) in Net Assets Resulting from Operations	189,795,562	102,440,589
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(39,884)	(47,857)
Class C Shares	(3,099)	—
Class D Shares	(15,154,001)	(15,365,305)
Class I Shares	(236,396)	(314,685)
Class R Shares	(1,788)	(765)
Class S Shares	(2,331)	(2,040)
Class T Shares	(4,846,077)	(5,024,882)
Net Decrease from Dividends and Distributions to Shareholders	(20,283,576)	(20,755,534)
Capital Share Transactions:
Class A Shares	(866,000)	(685,156)
Class C Shares	(668,503)	(583,747)
Class D Shares	(64,994,168)	(110,099,593)
Class I Shares	16,714,275	(5,383,275)
Class R Shares	(25,676)	(35,990)
Class S Shares	54,232	(87,329)
Class T Shares	(26,246,129)	(48,525,548)
Net Increase/(Decrease) from Capital Share Transactions	(76,031,969)	(165,400,638)
Net Increase/(Decrease) in Net Assets	93,480,017	(83,715,583)
Net Assets:
Beginning of period	1,840,047,210	1,923,762,793
End of period	$1,933,527,227	$1,840,047,210

Undistributed Net Investment Income/(Loss)	$(711,173)	$13,976,206

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$12.97	$12.40	$13.27		$11.69	$9.35	$9.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.07(1)	0.08(1)		0.07(1)	0.07	0.06
Net realized and unrealized gain/(loss)	1.34	0.62	(0.88)		1.51	2.27	0.22
Total from Investment Operations	1.37	0.69	(0.80)		1.58	2.34	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.07)		—	—	(0.07)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	(0.12)	(0.12)	(0.07)		—	—	(0.07)
Net Asset Value, End of Period	$14.22	$12.97	$12.40		$13.27	$11.69	$9.35
Total Return*	10.65%	5.57%	(6.03)%		13.52%	25.03%	3.11%
Net Assets, End of Period (in thousands)	$4,061	$4,537	$5,007		$5,606	$7,427	$11,777
Average Net Assets for the Period (in thousands)	$4,293	$4,780	$5,786		$6,593	$9,256	$17,151
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.06%	0.97%		1.05%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.06%	0.97%		1.05%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	0.40%	0.59%	0.58%		0.51%	0.23%	0.13%
Portfolio Turnover Rate	24%	58%	62%		55%	53%	182%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.59	$12.02	$12.90	$11.48	$9.25	$9.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.02)(1)	(0.03)(1)	(0.04)(1)	(0.17)	(0.09)
Net realized and unrealized gain/(loss)	1.30	0.59	(0.85)	1.46	2.40	0.30
Total from Investment Operations	1.28	0.57	(0.88)	1.42	2.23	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—	—	—	—
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	—	—	—
Net Asset Value, End of Period	$13.86	$12.59	$12.02	$12.90	$11.48	$9.25
Total Return*	10.21%	4.74%	(6.82)%	12.37%	24.11%	2.32%
Net Assets, End of Period (in thousands)	$2,628	$3,026	$3,471	$3,920	$4,333	$5,985
Average Net Assets for the Period (in thousands)	$2,870	$3,228	$3,866	$4,224	$4,976	$9,087
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.83%	1.86%	1.80%	1.88%	1.94%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.83%	1.86%	1.80%	1.88%	1.93%	1.93%
Ratio of Net Investment Income/(Loss)	(0.37)%	(0.21)%	(0.25)%	(0.29)%	(0.54)%	(0.61)%
Portfolio Turnover Rate	24%	58%	62%	55%	53%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.90	$12.33	$13.20	$11.68	$9.37	$9.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.10(1)	0.09(1)	0.09(1)	0.06	0.07
Net realized and unrealized gain/(loss)	1.33	0.61	(0.86)	1.49	2.31	0.24
Total from Investment Operations	1.37	0.71	(0.77)	1.58	2.37	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.14)	(0.10)	(0.06)	(0.06)	(0.11)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.15)	(0.14)	(0.10)	(0.06)	(0.06)	(0.11)
Net Asset Value, End of Period	$14.12	$12.90	$12.33	$13.20	$11.68	$9.37
Total Return*	10.70%	5.77%	(5.90)%	13.55%	25.38%	3.42%
Net Assets, End of Period (in thousands)	$1,413,250	$1,353,449	$1,403,376	$1,615,507	$1,548,438	$1,455,243
Average Net Assets for the Period (in thousands)	$1,364,811	$1,358,987	$1,615,199	$1,627,022	$1,508,289	$1,672,075
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.88%	0.87%	0.86%	0.91%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.88%	0.87%	0.86%	0.91%	0.89%
Ratio of Net Investment Income/(Loss)	0.62%	0.78%	0.68%	0.74%	0.54%	0.48%
Portfolio Turnover Rate	24%	58%	62%	55%	53%	182%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.94	$12.37	$13.24	$11.72	$9.37	$9.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.11(1)	0.11(1)	0.11(1)	0.07	0.08
Net realized and unrealized gain/(loss)	1.32	0.62	(0.87)	1.49	2.32	0.22
Total from Investment Operations	1.38	0.73	(0.76)	1.60	2.39	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.16)	(0.11)	(0.08)	(0.04)	(0.10)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.16)	(0.16)	(0.11)	(0.08)	(0.04)	(0.10)
Net Asset Value, End of Period	$14.16	$12.94	$12.37	$13.24	$11.72	$9.37
Total Return*	10.79%	5.95%	(5.79)%	13.73%	25.63%	3.30%
Net Assets, End of Period (in thousands)	$38,787	$20,189	$24,648	$35,503	$33,056	$16,902
Average Net Assets for the Period (in thousands)	$21,255	$22,610	$34,328	$34,589	$24,652	$24,543
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.75%	0.72%	0.73%	0.76%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.72%	0.73%	0.76%	0.93%
Ratio of Net Investment Income/(Loss)	0.92%	0.89%	0.83%	0.87%	0.89%	0.41%
Portfolio Turnover Rate	24%	58%	62%	55%	53%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Select Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.84	$12.23	$13.09	$11.59	$9.30	$9.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.03(1)	—(1)(2)	0.02(1)	(0.09)	—(2)
Net realized and unrealized gain/(loss)	1.33	0.61	(0.85)	1.48	2.38	0.26
Total from Investment Operations	1.33	0.64	(0.85)	1.50	2.29	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.03)	(0.01)	—	—	(0.05)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.08)	(0.03)	(0.01)	—	—	(0.05)
Net Asset Value, End of Period	$14.09	$12.84	$12.23	$13.09	$11.59	$9.30
Total Return*	10.37%	5.23%	(6.50)%	12.94%	24.62%	2.85%
Net Assets, End of Period (in thousands)	$306	$302	$325	$560	$919	$1,915
Average Net Assets for the Period (in thousands)	$312	$307	$406	$792	$1,696	$2,253
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.46%	1.43%	1.44%	1.46%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.46%	1.43%	1.44%	1.46%	1.47%
Ratio of Net Investment Income/(Loss)	0.03%	0.21%	0.00%(4)	0.13%	(0.09)%	(0.14)%
Portfolio Turnover Rate	24%	58%	62%	55%	53%	182%

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.04	$12.43	$13.32	$11.76	$9.48	$9.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.06(1)	0.06(1)	0.04(1)	0.16	0.04
Net realized and unrealized gain/(loss)	1.34	0.63	(0.89)	1.52	2.20	0.27
Total from Investment Operations	1.36	0.69	(0.83)	1.56	2.36	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.08)	(0.06)	—	(0.08)	—
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.10)	(0.08)	(0.06)	—	(0.08)	—
Net Asset Value, End of Period	$14.30	$13.04	$12.43	$13.32	$11.76	$9.48
Total Return*	10.52%	5.53%	(6.23)%	13.27%	25.00%	3.38%
Net Assets, End of Period (in thousands)	$395	$312	$383	$424	$733	$1,120
Average Net Assets for the Period (in thousands)	$312	$334	$452	$542	$1,071	$1,238
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.20%	1.18%	1.19%	1.21%	0.74%(5)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%	1.15%	1.16%	1.18%	0.73%(5)
Ratio of Net Investment Income/(Loss)	0.35%	0.48%	0.41%	0.34%	0.22%	0.68%
Portfolio Turnover Rate	24%	58%	62%	55%	53%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(4) Less than 0.005%.

(5) A non-recurring expense adjustment impacted the Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.22% and 1.21%, respectively, without the inclusion of the nonrecurring expense adjustment.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Global Select Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.91	$12.34	$13.21	$11.69	$9.37	$9.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.09(1)	0.09(1)	0.09(1)	0.05	0.06
Net realized and unrealized gain/(loss)	1.34	0.61	(0.87)	1.48	2.32	0.25
Total from Investment Operations	1.38	0.70	(0.78)	1.57	2.37	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.13)	(0.09)	(0.05)	(0.05)	(0.10)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.14)	(0.13)	(0.09)	(0.05)	(0.05)	(0.10)
Net Asset Value, End of Period	$14.15	$12.91	$12.34	$13.21	$11.69	$9.37
Total Return*	10.78%	5.70%	(5.95)%	13.46%	25.33%	3.38%
Net Assets, End of Period (in thousands)	$474,100	$458,233	$486,552	$567,919	$595,722	$653,810
Average Net Assets for the Period (in thousands)	$459,737	$466,452	$561,476	$596,800	$616,392	$811,160
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.94%	0.92%	0.93%	0.96%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.93%	0.91%	0.92%	0.95%	0.97%
Ratio of Net Investment Income/(Loss)	0.57%	0.73%	0.64%	0.67%	0.49%	0.39%
Portfolio Turnover Rate	24%	58%	62%	55%	53%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Select Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Select Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

20	MARCH 31, 2017

Janus Global Select Fund

Notes to Financial Statements (unaudited)

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes

Janus Investment Fund	21

Janus Global Select Fund

Notes to Financial Statements (unaudited)

amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

22	MARCH 31, 2017

Janus Global Select Fund

Notes to Financial Statements (unaudited)

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2017, the Fund has restricted cash in the amount of $10,463,536. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	23

Janus Global Select Fund

Notes to Financial Statements (unaudited)

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2017, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2017, the Fund has available investment quota of $10,463,536. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of

24	MARCH 31, 2017

Janus Global Select Fund

Notes to Financial Statements (unaudited)

government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of March 31, 2017.

Janus Investment Fund	25

Janus Global Select Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.94% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. The previous expense limit (until Feb 1, 2017) was 1.02%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

26	MARCH 31, 2017

Janus Global Select Fund

Notes to Financial Statements (unaudited)

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner

Janus Investment Fund	27

Janus Global Select Fund

Notes to Financial Statements (unaudited)

consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $343.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2017.

As of March 31, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	68	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $5,417,836 in purchases and $741,253 in sales, resulting in a net realized gain of $30,419. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

28	MARCH 31, 2017

Janus Global Select Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2016
	No Expiration
September 30, 2017	Short-Term	Long-Term	Accumulated Capital Losses
$ (393,456,699)	$(15,991,182)	$ -	$ (409,447,881)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,556,005,052	$378,903,293	$(18,031,370)	$ 360,871,923

Janus Investment Fund	29

Janus Global Select Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	21,297	$ 289,605	64,682	$ 800,642
Reinvested dividends and distributions	3,022	39,681	3,720	47,134
Shares repurchased	(88,532)	(1,195,286)	(122,425)	(1,532,932)
Net Increase/(Decrease)	(64,213)	$ (866,000)	(54,023)	$ (685,156)
Class C Shares:
Shares sold	2,547	$ 34,392	15,321	$ 189,937
Reinvested dividends and distributions	179	2,294	-	-
Shares repurchased	(53,383)	(705,189)	(63,783)	(773,684)
Net Increase/(Decrease)	(50,657)	$ (668,503)	(48,462)	$ (583,747)
Class D Shares:
Shares sold	953,510	$ 12,730,787	1,893,725	$ 23,225,742
Reinvested dividends and distributions	1,133,593	14,770,722	1,193,722	15,005,085
Shares repurchased	(6,950,749)	(92,495,677)	(11,996,196)	(148,330,420)
Net Increase/(Decrease)	(4,863,646)	$(64,994,168)	(8,908,749)	$(110,099,593)
Class I Shares:
Shares sold	1,408,425	$ 19,768,386	216,644	$ 2,712,984
Reinvested dividends and distributions	16,266	212,435	21,712	273,572
Shares repurchased	(246,095)	(3,266,546)	(669,930)	(8,369,831)
Net Increase/(Decrease)	1,178,596	$ 16,714,275	(431,574)	$ (5,383,275)
Class R Shares:
Shares sold	1,049	$ 14,012	11,504	$ 143,018
Reinvested dividends and distributions	129	1,679	58	733
Shares repurchased	(2,980)	(41,367)	(14,634)	(179,741)
Net Increase/(Decrease)	(1,802)	$ (25,676)	(3,072)	$ (35,990)
Class S Shares:
Shares sold	9,762	$ 137,666	1,392	$ 17,308
Reinvested dividends and distributions	176	2,331	160	2,040
Shares repurchased	(6,241)	(85,765)	(8,425)	(106,677)
Net Increase/(Decrease)	3,697	$ 54,232	(6,873)	$ (87,329)
Class T Shares:
Shares sold	1,139,837	$ 15,256,433	2,318,660	$ 28,693,707
Reinvested dividends and distributions	361,809	4,725,222	389,394	4,902,465
Shares repurchased	(3,466,628)	(46,227,784)	(6,649,027)	(82,121,720)
Net Increase/(Decrease)	(1,964,982)	$(26,246,129)	(3,940,973)	$ (48,525,548)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$433,302,300	$ 495,899,941	$ -	$ -

30	MARCH 31, 2017

Janus Global Select Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund

Janus Investment Fund	39

Janus Global Select Fund

Additional Information (unaudited)

has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Global Select Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Global Select Fund

Additional Information (unaudited)

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Global Select Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it

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Janus Global Select Fund

Additional Information (unaudited)

does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The

44	MARCH 31, 2017

Janus Global Select Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Global Select Fund

Additional Information (unaudited)

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Global Select Fund

Additional Information (unaudited)

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Global Select Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund

48	MARCH 31, 2017

Janus Global Select Fund

Additional Information (unaudited)

investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

Janus Global Select Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

50	MARCH 31, 2017

Janus Global Select Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	51

Janus Global Select Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	MARCH 31, 2017

Janus Global Select Fund

Notes

NotesPage1

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93046 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Global Technology Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Technology Fund

Janus Global Technology Fund (unaudited)

FUND SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish co-portfolio manager	Brinton Johns co-portfolio manager	Brad Slingerlend co-portfolio manager

PERFORMANCE

Janus Global Technology Fund’s Class I Shares returned 11.74% over the six-month period ended March 31, 2017. The Fund’s primary benchmark, the S&P 500 Index, returned 10.12%, and its secondary benchmark, the MSCI All Country World Information Technology Index, returned 12.01% during the period.

MARKET ENVIRONMENT

Technology stocks rose during the period, outpacing robust gains in broader equity markets. After starting the period flat, stocks rallied with the election of Donald Trump and Republicans in Congress as the appetite for risk assets returned on expectations that the new administration would champion a pro-growth agenda. All technology subsectors generated positive returns, with semiconductors leading the way.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark. Against its secondary benchmark, the Fund underperformed, with its underweight to technology hardware storage and peripherals detracting most on relative returns. Also weighing on performance were the Fund’s applications software holdings. Contributing most to relative performance was our selection of communications equipment stock, along with an underweight to data processing and outsourced services.

Software giant Microsoft contributed to performance, in part, on a well-received earnings report released early in the period. Total revenue exceeded consensus expectations, with both Office 365 and Azure – the company’s cloud-computing business – posting strong results. The company’s personal computing business continues to outperform the broader PC market. The report illustrated, in our view, management’s expense discipline, which was evidenced by an improving margin story. Importantly, management reiterated its focus on gross margin improvement, with its commercial cloud business being a key contributor.

Samsung performed well during the period as investors looked past corruption allegations against senior executives and instead focused on the company’s strong execution. Each of Samsung’s main business lines – memory, handsets and display – strengthened their positions during the period. The company is the world leader in both DRAM and NAND memory. Pricing is strong in the former category and the latter is positioned for increased domination due to its innovative 3D-NAND technology. This point is driven home by the expectation that Apple will heavily rely upon the technology for its newest iPhone. Apple also plans to utilize Samsung’s OLED display in the iPhone 8, demonstrating the Korean company’s superiority in the display business. Samsung’s own handset business is set to rebound from last year’s Galaxy Note hiccups as the Galaxy 8 – announced during the period – received favorable reviews.

Adobe Systems contributed to performance. We believe the company is poised to grow profitability as its digital media business moves from a perpetual license-based business model to a subscription-based model. We also believe Adobe’s digital marketing business, which helps advertisers create digital content, is well positioned for the transition in advertising spending toward digital advertising platforms.

Detracting from performance was chipmaker Intel. Weighing on the stock was management’s announcement that it was raising guidance for capital expenditure. While the market reacted negatively, the increased spending focused on chips for cloud computing reinforced our thesis on the company. As PC sales stabilize, Intel is

Janus Investment Fund	1

Janus Global Technology Fund (unaudited)

increasingly focused on – and well-positioned in – leading edge technology for the large cloud computing platforms. We expect growth in artificial intelligence workloads and connected Internet of Things (IoT) devices will play into Intel’s growth in the coming years.

Shares in SPS Commerce, a cloud-based software company for retailers, fell during the period. The company was mired in the negative sentiment enveloping its customer base of traditional retailers. Shifting consumption patterns and the competitive threat that Amazon poses across a broad swath of the retail space has cast a pall over the industry. Despite these headwinds, we believe that SPS has developed a suite of products that will continue to be in high demand by retailers and suppliers by providing solutions for fulfillment, inventory management and analytics.

Shutterstock, a marketplace for digital images, saw its shares fall as management provided guidance that was lower than what investors had expected. While the company’s revenue trajectory has slowed down, it remains healthy, and we believe the business of providing images and video for marketing and creative professionals remains attractive even at a lower level of growth. Furthermore, management has taken steps to diversify its product offering, a step that, in our view, has not been taken into account by investors predicting dire growth scenarios.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The tech sector performed well, despite a stretch of post-election weakness at the end of 2016. While the ensuing rally could be construed as simply a rebound from the early-winter pullback, we view it as investors having rediscovered the strong fundamentals buttressing many segments of the sector. Chief among these are our favored themes including the transition to the cloud, machine learning, artificial intelligence and further progress in the adoption of the Internet of Things (IoT). These are durable secular themes that will continue to challenge the business models of legacy tech companies and create opportunities for innovative firms seeking to address the needs of tomorrow’s technology marketplace.

Evidence of demand for these services can be seen in a series of solid earnings reports delivered by many of our favored companies during the period. Still, we are mindful of near-term risks. Current valuations across much of the sector indicate that investors have priced in many tailwinds, while ignoring risks. Smaller-cap domestic companies, for example, are valued at multiples that assume a high probability of substantive tax reform, which would lower their corporate tax rates. Given the recent failure in passing health care reform, we believe that pushing through a comprehensive tax package will be more difficult than the market anticipates. Investors, in our view, are also overlooking the regulatory risks posed by changes in net-neutrality provisions and privacy policies. The market’s current bias toward optimistic outcomes is part of the reason we have repositioned the portfolio incrementally toward more resilient tech names.

Thank you for your investment in Janus Global Technology Fund.

2	MARCH 31, 2017

Janus Global Technology Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.10%	Shutterstock Inc	-0.29%
	Samsung Electronics Co Ltd	0.76%	Etsy Inc	-0.14%
	Microchip Technology Inc	0.54%	SPS Commerce Inc	-0.13%
	Adobe Systems Inc	0.53%	Apptio Inc	-0.11%
	Alphabet Inc - Class C	0.52%	Intel Corp	-0.11%

	3 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	0.40%	8.93%	0.00%
	Industrials	0.10%	1.33%	0.00%
	Telecommunication Services	-0.04%	0.81%	0.00%

	3 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-0.56%	83.20%	100.00%
	Other**	-0.25%	2.30%	0.00%
	Real Estate	-0.14%	3.43%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Global Technology Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.9%
Alphabet Inc - Class C
Internet Software & Services	6.6%
salesforce.com Inc
Software	3.4%
Intel Corp
Semiconductor & Semiconductor Equipment	3.4%
Tencent Holdings Ltd
Internet Software & Services	3.1%
24.4%

Asset Allocation - (% of Net Assets)
Common Stocks	95.6%
Investment Companies	4.5%
OTC Purchased Options – Calls	0.4%
Preferred Stocks	0.2%
Other	(0.7)%
100.0%

Emerging markets comprised 14.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Global Technology Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	11.58%	30.02%	14.56%	10.86%	7.55%	1.08%
Class A Shares at MOP	5.17%	22.56%	13.22%	10.20%	7.20%
Class C Shares at NAV	11.22%	29.21%	13.79%	10.06%	6.79%	1.82%
Class C Shares at CDSC	10.22%	28.21%	13.79%	10.06%	6.79%
Class D Shares(1)	11.73%	30.35%	14.81%	11.05%	7.73%	0.88%
Class I Shares	11.74%	30.41%	14.90%	11.00%	7.70%	0.80%
Class N Shares	11.65%	30.27%	14.75%	11.00%	7.70%	0.71%
Class S Shares	11.49%	29.94%	14.46%	10.72%	7.41%	1.21%
Class T Shares	11.65%	30.27%	14.75%	11.00%	7.70%	0.95%
S&P 500 Index	10.12%	17.17%	13.30%	7.51%	5.63%
MSCI All Country World Information Technology Index	12.01%	24.93%	12.85%	8.92%	4.34%
Morningstar Quartile - Class T Shares	-	2nd	1st	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	-	60/214	47/201	52/185	47/110

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Global Technology Fund (unaudited)

Performance

The expense ratios for Class N Shares are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on January 27, 2017. Performance shown for periods prior to December 31, 2016, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Global Technology Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)*	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,115.80	$5.64	$1,000.00	$1,019.60	$5.39	1.07%
Class C Shares	$1,000.00	$1,112.20	$9.22	$1,000.00	$1,016.21	$8.80	1.75%
Class D Shares	$1,000.00	$1,117.30	$4.59	$1,000.00	$1,020.59	$4.38	0.87%
Class I Shares	$1,000.00	$1,117.40	$4.12	$1,000.00	$1,021.04	$3.93	0.78%
Class N Shares	$1,000.00	$1,056.90	$1.32	$1,000.00	$1,021.29	$3.68	0.73%
Class S Shares	$1,000.00	$1,114.90	$6.27	$1,000.00	$1,019.00	$5.99	1.19%
Class T Shares	$1,000.00	$1,116.50	$4.96	$1,000.00	$1,020.24	$4.73	0.94%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (January 27, 2017 to March 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 64/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – 95.6%
Communications Equipment – 0.8%
CommScope Holding Co Inc*	.287,352	$11,985,452
Electronic Equipment, Instruments & Components – 6.1%
Amphenol Corp	617,940	43,978,790
Flex Ltd*	939,718	15,787,262
National Instruments Corp	431,727	14,057,031
TE Connectivity Ltd	237,424	17,699,959
		91,523,042
Equity Real Estate Investment Trusts (REITs) – 3.4%
American Tower Corp	283,277	34,429,487
Equinix Inc	39,600	15,854,652
		50,284,139
Household Durables – 1.6%
Sony Corp	685,700	23,199,588
Information Technology Services – 3.8%
Amdocs Ltd	236,587	14,429,441
Euronet Worldwide Inc*	90,787	7,764,104
Gartner Inc*	230,743	24,917,937
InterXion Holding NV*	252,872	10,003,616
		57,115,098
Internet & Direct Marketing Retail – 6.2%
Amazon.com Inc*	21,483	19,045,539
Ctrip.com International Ltd (ADR)*	313,250	15,396,237
Etsy Inc*	713,406	7,583,506
MakeMyTrip Ltd*	250,800	8,677,680
Netflix Inc*	105,552	15,601,641
Priceline Group Inc*,†	14,481	25,775,746
		92,080,349
Internet Software & Services – 20.8%
Alibaba Group Holding Ltd (ADR)*	341,667	36,841,953
Alphabet Inc - Class C*	118,390	98,211,608
Care.com Inc*	405,808	5,076,658
ChannelAdvisor Corp*	405,396	4,520,165
CoStar Group Inc*	80,829	16,749,385
Coupa Software Inc*,#	213,165	5,414,391
Envestnet Inc*	225,579	7,286,202
Facebook Inc	260,511	37,005,588
Instructure Inc*	182,193	4,263,316
MercadoLibre Inc	66,866	14,140,153
MuleSoft Inc*	77,093	1,875,673
Okta Inc*,§	554,772	6,818,148
Shutterstock Inc*,#	211,187	8,732,582
SPS Commerce Inc*	119,718	7,002,306
Tencent Holdings Ltd	1,604,900	46,011,828
Zillow Group Inc*,#	319,179	10,746,757
		310,696,713
Media – 1.3%
Walt Disney Co	169,707	19,243,077
Professional Services – 1.0%
IHS Markit Ltd*	162,786	6,828,873
Verisk Analytics Inc*	100,522	8,156,355
		14,985,228
Semiconductor & Semiconductor Equipment – 15.0%
ASML Holding NV	107,600	14,278,260
Intel Corp	1,395,279	50,327,713
Lam Research Corp	107,710	13,825,656
Microchip Technology Inc	551,477	40,687,973
ON Semiconductor Corp*	964,067	14,933,398
Taiwan Semiconductor Manufacturing Co Ltd*	5,791,000	36,074,456
Texas Instruments Inc	343,674	27,686,377

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Xilinx Inc	.445,013	$25,761,803
		223,575,636
Software – 30.4%
Activision Blizzard Inc	668,782	33,345,470
Adobe Systems Inc*,†	315,431	41,047,036
Apptio Inc*,#	374,272	4,390,211
Atlassian Corp PLC*	321,134	9,617,963
Blackbaud Inc	109,838	8,421,279
Cadence Design Systems Inc*	974,653	30,604,104
Constellation Software Inc/Canada	36,385	17,881,926
Globant SA*	165,707	6,031,735
Guidewire Software Inc*,†	105,294	5,931,211
Lyft Inc*,§	96,726	2,591,183
Microsoft Corp	1,782,331	117,384,320
Nexon Co Ltd	206,400	3,280,223
Nice Ltd (ADR)	117,114	7,961,410
Nintendo Co Ltd	35,460	8,230,250
PROS Holdings Inc*	349,997	8,466,427
salesforce.com Inc*	613,244	50,586,498
SS&C Technologies Holdings Inc	362,817	12,843,722
Tyler Technologies Inc*	147,309	22,768,079
Ultimate Software Group Inc*	68,394	13,351,193
Workday Inc*	192,051	15,994,007
Zendesk Inc*	1,134,512	31,811,716
		452,539,963
Technology Hardware, Storage & Peripherals – 5.2%
Apple Inc†	229,088	32,910,782
Samsung Electronics Co Ltd	24,382	44,921,671
		77,832,453
Total Common Stocks (cost $996,527,313)		1,425,060,738
Preferred Stocks – 0.2%
Electronic Equipment, Instruments & Components – 0.2%
Belden Inc, 6.7500% (cost $2,740,000)	27,400	2,657,800
Investment Companies – 4.5%
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	13,587,999	13,587,999
Money Markets – 3.6%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	54,065,777	54,065,777
Total Investment Companies (cost $67,653,776)		67,653,776
OTC Purchased Options – Calls – 0.4%
Counterparty/Reference Asset
Goldman Sachs International:
Apple Inc, exercise price $120.00, expires July 2017* (premiums paid $986,214)	2,337	5,704,248
Total Investments (total cost $1,067,907,303) – 100.7%		1,501,076,562
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(10,746,291)
Net Assets – 100%		$1,490,330,271

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,198,527,613	79.9%
China	98,250,018	6.6
South Korea	44,921,671	3.0
Taiwan	36,074,456	2.4
Japan	34,710,061	2.3
Netherlands	24,281,876	1.6
Canada	17,881,926	1.2
Brazil	14,140,153	0.9
Australia	9,617,963	0.6
India	8,677,680	0.6
Israel	7,961,410	0.5
Argentina	6,031,735	0.4

Total	$1,501,076,562	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (0.4)%
Common Stocks Sold Short – (0.4)%
Household Durables – (0.1)%
Nikon Corp	.113,200	$(1,771,656)
Semiconductor & Semiconductor Equipment – (0.1)%
NVIDIA Corp	24,027	(2,617,261)
Software – (0.2)%
Talend SA (ADR)*	88,358	(2,631,301)
Total Securities Sold Short (proceeds $7,342,732)		$(7,020,218)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
France	$(2,631,301)	37.5%
United States	(2,617,261)	37.3
Japan	(1,771,656)	25.2

Total	(7,020,218)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	4/20/17	134,505,000	$1,209,275	$(6,609)
Barclays Capital, Inc.:
Japanese Yen	4/27/17	144,000,000	1,295,059	(22,974)
Citibank NA:
Japanese Yen	4/27/17	449,034,000	4,038,372	(69,537)
HSBC Securities (USA), Inc.:
Japanese Yen	4/20/17	195,200,000	1,754,958	(7,717)
JPMorgan Chase & Co.:
Japanese Yen	4/27/17	412,781,000	3,712,332	(112,584)
RBC Capital Markets Corp.:
Japanese Yen	4/20/17	492,600,000	4,428,751	(30,566)
Total			$16,438,747	$(249,987)

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Goldman Sachs International	Apple Inc	2,337	$100.00	7/17	$1,233,936	$1,198,804	$(35,132)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Technology Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $57,131,628.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	35,956,678	276,038,495	(298,407,174)	13,587,999	$—	$53,957(1)	$13,587,999
Janus Cash Liquidity Fund LLC	26,129,589	190,744,952	(162,808,764)	54,065,777	—	63,252	54,065,777

Total					$—	$117,209	$67,653,776
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lyft Inc	12/17/15	$2,591,183	$2,591,183	0.2%
Okta Inc	5/23/14	4,387,063	6,818,148	0.4
Total		$6,978,246	$9,409,331	0.6%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

12	MARCH 31, 2017

Janus Global Technology Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Internet Software & Services	$303,878,565	$-	$6,818,148
Software	449,948,780	-	2,591,183
All Other	661,824,062	-	-
Preferred Stocks	-	2,657,800	-
Investment Companies	-	67,653,776	-
OTC Purchased Options – Calls	-	5,704,248	-
Total Assets	$1,415,651,407	$76,015,824	$9,409,331
Liabilities
Investments In Securities Sold Short:
Common Stocks	$7,020,218	$-	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	249,987	-
Options Written, at Value	-	35,132	-
Total Liabilities	$7,020,218	$285,119	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Global Technology Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,067,907,303
Unaffiliated investments, at value(1)	1,433,422,786
Affiliated investments, at value	67,653,776
Cash	20,810
Deposits with brokers for short sales	7,342,732
Closed foreign currency contracts	31,557
Non-interested Trustees' deferred compensation	28,119
Receivables:
Investments sold	2,170,507
Fund shares sold	1,608,808
Dividends	1,040,071
Dividends from affiliates	29,507
Foreign tax reclaims	4,834
Other assets	9,946
Total Assets	1,513,363,453
Liabilities:
Collateral for securities loaned (Note 3)	13,587,999
Short sales, at value(2)	7,020,218
Forward currency contracts	249,987
Options written, at value(3)	35,132
Closed foreign currency contracts	93,906
Payables:	—
Advisory fees	847,073
Fund shares repurchased	763,377
Transfer agent fees and expenses	248,141
Non-interested Trustees' deferred compensation fees	28,119
Professional fees	19,625
Fund administration fees	12,574
12b-1 Distribution and shareholder servicing fees	11,873
Non-interested Trustees' fees and expenses	9,357
Custodian fees	3,389
Accrued expenses and other payables	102,412
Total Liabilities	23,033,182
Net Assets	$1,490,330,271

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Global Technology Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$990,828,433
Undistributed net investment income/(loss)	(3,031,015)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	68,088,267
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	434,444,586
Total Net Assets	$1,490,330,271
Net Assets - Class A Shares	$15,487,342
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	603,331
Net Asset Value Per Share(4)	$25.67
Maximum Offering Price Per Share(5)	$27.24
Net Assets - Class C Shares	$7,858,772
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	328,288
Net Asset Value Per Share(4)	$23.94
Net Assets - Class D Shares	$949,508,871
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,332,029
Net Asset Value Per Share	$26.13
Net Assets - Class I Shares	$53,640,058
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,038,825
Net Asset Value Per Share	$26.31
Net Assets - Class N Shares	$52,976
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,036
Net Asset Value Per Share	$26.02
Net Assets - Class S Shares	$7,237,925
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	285,189
Net Asset Value Per Share	$25.38
Net Assets - Class T Shares	$456,544,327
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,547,480
Net Asset Value Per Share	$26.02

(1) Includes $13,288,931 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Proceeds $7,342,732.

(3) Premiums received $1,233,936.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Technology Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017(1)

Investment Income:
Dividends	$4,935,069
Dividends from affiliates	63,252
Affiliated securities lending income, net	53,957
Foreign tax withheld	(156,931)
Total Investment Income	4,895,347
Expenses:
Advisory fees	4,272,520
12b-1Distribution and shareholder servicing fees:
Class A Shares	17,819
Class C Shares	32,979
Class S Shares	8,022
Transfer agent administrative fees and expenses:
Class D Shares	510,228
Class S Shares	8,219
Class T Shares	514,872
Transfer agent networking and omnibus fees:
Class A Shares	8,277
Class C Shares	2,728
Class I Shares	17,142
Other transfer agent fees and expenses:
Class A Shares	807
Class C Shares	560
Class D Shares	119,305
Class I Shares	1,128
Class N Shares	1
Class S Shares	61
Class T Shares	2,368
Shareholder reports expense	141,187
Registration fees	88,916
Fund administration fees	63,420
Professional fees	40,920
Short sale fees and expenses	23,448
Non-interested Trustees’ fees and expenses	21,190
Custodian fees	16,098
Short sales dividends expense	6,420
Other expenses	73,781
Total Expenses	5,992,416
Less: Excess Expense Reimbursement	(18,305)
Net Expenses	5,974,111
Net Investment Income/(Loss)	(1,078,764)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	69,827,540
Short sales	(793,568)
Written options contracts	58,776
Total Net Realized Gain/(Loss) on Investments	69,092,748
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	82,714,611
Short sales	573,473
Written options contracts	1,169,482
Total Change in Unrealized Net Appreciation/Depreciation	84,457,566
Net Increase/(Decrease) in Net Assets Resulting from Operations	$152,471,550

(1) Period from January 27, 2017 (inception date) through March 31,2017 for Class N Shares.

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Global Technology Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$(1,078,764)	$(270,234)
Net realized gain/(loss) on investments	69,092,748	58,769,044
Change in unrealized net appreciation/depreciation	84,457,566	193,398,641
Net Increase/(Decrease) in Net Assets Resulting from Operations	152,471,550	251,897,451
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(20,693)
Class D Shares	—	(2,417,483)
Class I Shares	—	(120,084)
Class S Shares	—	(5,072)
Class T Shares	—	(1,090,469)
Total Dividends from Net Investment Income	—	(3,653,801)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(682,164)	(795,839)
Class C Shares	(338,978)	(398,877)
Class D Shares	(37,266,945)	(51,885,662)
Class I Shares	(1,846,922)	(1,860,505)
Class S Shares	(300,847)	(266,915)
Class T Shares	(18,019,870)	(25,233,470)
Total Distributions from Net Realized Gain from Investment Transactions	(58,455,726)	(80,441,268)
Net Decrease from Dividends and Distributions to Shareholders	(58,455,726)	(84,095,069)
Capital Share Transactions:
Class A Shares	1,632,140	1,804,230
Class C Shares	1,417,914	513,042
Class D Shares	82,884,142	25,471,060
Class I Shares	8,592,028	15,601,202
Class N Shares	50,000	N/A
Class S Shares	865,255	1,963,656
Class T Shares	33,841,212	30,774,192
Net Increase/(Decrease) from Capital Share Transactions	129,282,691	76,127,382
Net Increase/(Decrease) in Net Assets	223,298,515	243,929,764
Net Assets:
Beginning of period	1,267,031,756	1,023,101,992
End of period	$1,490,330,271	$1,267,031,756

Undistributed Net Investment Income/(Loss)	$(3,031,015)	$(1,952,251)

(1) Period from January 27, 2017 (inception date) through March 31, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Technology Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$24.11	$20.80	$24.21		$22.84	$18.47	$15.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	(0.04)(1)	—(1)(2)		(0.02)(1)	0.01	(0.03)
Net realized and unrealized gain/(loss)	2.71	5.03	0.44		3.18	4.43	3.45
Total from Investment Operations	2.67	4.99	0.44		3.16	4.44	3.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	—		—	—	—
Distributions (from capital gains)	(1.11)	(1.64)	(3.85)		(1.79)	(0.07)	—
Redemption fees	N/A	N/A	N/A		N/A	N/A	—(3)
Total Dividends and Distributions	(1.11)	(1.68)	(3.85)		(1.79)	(0.07)	—
Net Asset Value, End of Period	$25.67	$24.11	$20.80		$24.21	$22.84	$18.47
Total Return*	11.62%	25.20%	1.63%		14.49%	24.11%	22.72%
Net Assets, End of Period (in thousands)	$15,487	$12,832	$9,423		$8,617	$5,849	$3,550
Average Net Assets for the Period (in thousands)	$14,430	$11,091	$10,126		$7,596	$4,439	$3,262
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.08%	1.08%		1.11%	1.09%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.08%	1.08%		1.11%	1.09%	1.18%
Ratio of Net Investment Income/(Loss)	(0.35)%	(0.20)%	0.01%		(0.08)%	(0.10)%	(0.35)%
Portfolio Turnover Rate	23%	42%	39%		57%	36%	49%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.63	$19.70	$23.26	$22.16	$18.04	$14.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(1)	(0.18)(1)	(0.14)(1)	(0.18)(1)	(0.02)	(0.16)
Net realized and unrealized gain/(loss)	2.53	4.75	0.43	3.07	4.21	3.41
Total from Investment Operations	2.42	4.57	0.29	2.89	4.19	3.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.11)	(1.64)	(3.85)	(1.79)	(0.07)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(1.11)	(1.64)	(3.85)	(1.79)	(0.07)	—
Net Asset Value, End of Period	$23.94	$22.63	$19.70	$23.26	$22.16	$18.04
Total Return*	11.27%	24.39%	0.97%	13.67%	23.29%	21.97%
Net Assets, End of Period (in thousands)	$7,859	$5,992	$4,702	$3,031	$2,152	$1,234
Average Net Assets for the Period (in thousands)	$6,931	$5,295	$4,137	$2,672	$1,506	$1,063
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.75%	1.72%	1.82%	1.82%	1.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.75%	1.72%	1.82%	1.81%	1.99%
Ratio of Net Investment Income/(Loss)	(1.00)%	(0.87)%	(0.64)%	(0.81)%	(0.83)%	(1.17)%
Portfolio Turnover Rate	23%	42%	39%	57%	36%	49%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Global Technology Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.50	$21.11	$24.49	$23.04	$18.60	$15.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	—(1)(2)	0.04(1)	0.03(1)	0.02	—(2)
Net realized and unrealized gain/(loss)	2.76	5.11	0.46	3.21	4.49	3.50
Total from Investment Operations	2.74	5.11	0.50	3.24	4.51	3.50
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.03)	—	—	—
Distributions (from capital gains)	(1.11)	(1.64)	(3.85)	(1.79)	(0.07)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(1.11)	(1.72)	(3.88)	(1.79)	(0.07)	—
Net Asset Value, End of Period	$26.13	$24.50	$21.11	$24.49	$23.04	$18.60
Total Return*	11.73%	25.41%	1.87%	14.73%	24.31%	23.18%
Net Assets, End of Period (in thousands)	$949,509	$805,754	$669,625	$705,264	$655,911	$574,770
Average Net Assets for the Period (in thousands)	$851,105	$716,771	$727,258	$699,807	$596,429	$562,124
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.88%	0.90%	0.88%	0.92%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.88%	0.90%	0.88%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	(0.14)%	0.00%(4)	0.20%	0.12%	0.06%	(0.12)%
Portfolio Turnover Rate	23%	42%	39%	57%	36%	49%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.65	$21.23	$24.62	$23.13	$18.66	$15.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.02(1)	0.07(1)	0.05(1)	0.04	—(2)
Net realized and unrealized gain/(loss)	2.77	5.15	0.44	3.23	4.50	3.51
Total from Investment Operations	2.77	5.17	0.51	3.28	4.54	3.51
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.11)	(0.05)	—	—	—
Distributions (from capital gains)	(1.11)	(1.64)	(3.85)	(1.79)	(0.07)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(1.11)	(1.75)	(3.90)	(1.79)	(0.07)	—
Net Asset Value, End of Period	$26.31	$24.65	$21.23	$24.62	$23.13	$18.66
Total Return*	11.78%	25.58%	1.92%	14.84%	24.40%	23.17%
Net Assets, End of Period (in thousands)	$53,640	$41,814	$21,748	$17,322	$9,679	$7,737
Average Net Assets for the Period (in thousands)	$44,930	$28,300	$19,837	$13,502	$8,188	$7,067
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.80%	0.79%	0.82%	0.81%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.80%	0.79%	0.82%	0.81%	0.92%
Ratio of Net Investment Income/(Loss)	(0.04)%	0.08%	0.30%	0.21%	0.16%	(0.10)%
Portfolio Turnover Rate	23%	42%	39%	57%	36%	49%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Technology Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31 (unaudited)	2017(1)
Net Asset Value, Beginning of Period	$24.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	1.39
Total from Investment Operations	1.40
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$26.02
Total Return*	5.69%
Net Assets, End of Period (in thousands)	$53
Average Net Assets for the Period (in thousands)	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%
Ratio of Net Investment Income/(Loss)	0.29%
Portfolio Turnover Rate	23%

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$23.87	$20.62	$24.04	$22.71	$18.39	$14.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.07)(2)	(0.02)(2)	(0.04)(2)	0.01	—(3)
Net realized and unrealized gain/(loss)	2.67	4.99	0.45	3.16	4.38	3.40
Total from Investment Operations	2.62	4.92	0.43	3.12	4.39	3.40
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	—	—	—	—
Distributions (from capital gains)	(1.11)	(1.64)	(3.85)	(1.79)	(0.07)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(4)
Total Dividends and Distributions	(1.11)	(1.67)	(3.85)	(1.79)	(0.07)	—
Net Asset Value, End of Period	$25.38	$23.87	$20.62	$24.04	$22.71	$18.39
Total Return*	11.53%	25.07%	1.59%	14.39%	23.94%	22.68%
Net Assets, End of Period (in thousands)	$7,238	$5,935	$3,202	$2,357	$1,226	$532
Average Net Assets for the Period (in thousands)	$6,578	$4,320	$2,982	$2,040	$772	$340
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.21%	1.20%	1.20%	1.22%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.21%	1.20%	1.20%	1.22%	1.26%
Ratio of Net Investment Income/(Loss)	(0.44)%	(0.34)%	(0.11)%	(0.18)%	(0.24)%	(0.40)%
Portfolio Turnover Rate	23%	42%	39%	57%	36%	49%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through March 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Global Technology Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.41	$21.04	$24.41	$22.99	$18.56	$15.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.01)(1)	0.04(1)	0.01(1)	—(2)	(0.02)
Net realized and unrealized gain/(loss)	2.74	5.09	0.46	3.20	4.50	3.49
Total from Investment Operations	2.72	5.08	0.50	3.21	4.50	3.47
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	(0.02)	—	—	—
Distributions (from capital gains)	(1.11)	(1.64)	(3.85)	(1.79)	(0.07)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(1.11)	(1.71)	(3.87)	(1.79)	(0.07)	—
Net Asset Value, End of Period	$26.02	$24.41	$21.04	$24.41	$22.99	$18.56
Total Return*	11.69%	25.37%	1.87%	14.62%	24.31%	23.00%
Net Assets, End of Period (in thousands)	$456,544	$394,705	$314,403	$316,886	$283,627	$247,798
Average Net Assets for the Period (in thousands)	$412,331	$339,697	$335,533	$308,011	$255,617	$244,166
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.95%	0.95%	0.95%	0.97%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.93%	0.94%	0.96%	1.01%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.06)%	0.16%	0.06%	0.02%	(0.19)%
Portfolio Turnover Rate	23%	42%	39%	57%	36%	49%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Technology Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-

22	MARCH 31, 2017

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	23

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

24	MARCH 31, 2017

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

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Janus Global Technology Fund

Notes to Financial Statements (unaudited)

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $25,764,813.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial

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Janus Global Technology Fund

Notes to Financial Statements (unaudited)

Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased call options is $1,998,450.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended March 31, 2017, the average ending monthly market value amounts on written put options is $321,080.

Written option activity for the period ended March 31, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2016	402	$ 97,584
Options written	2,337	1,233,936
Options closed	-	-
Options expired	(248)	(58,776)
Options exercised	(154)	(38,808)
Options outstanding at March 31, 2017	2,337	$ 1,233,936

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Janus Global Technology Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2017

	Currency Contracts	Equity Contracts		Total
Asset Derivatives:
Unaffiliated investments, at value	$ -	$5,704,248	(a)	$5,704,248

Liability Derivatives:
Forward currency contracts	$249,987	$ -		$ 249,987
Options written, at value	-	35,132		35,132

Total Liability Derivatives	$249,987	$ 35,132		$ 285,119
(a) Amounts relate to purchased options.
(b) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts		Total
Investments and foreign currency transactions	$3,387,373	(a)	$ -		$3,387,373
Written options contracts	-		58,776		58,776

Total	$3,387,373		$ 58,776		$3,446,149

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts		Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (252,674)	(a)	$4,718,034	(b)	$4,465,360
Written options contracts	-		1,169,482		1,169,482

Total	$ (252,674)		$5,887,516		$5,634,842
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.
(c) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In

28	MARCH 31, 2017

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to

Janus Investment Fund	29

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

30	MARCH 31, 2017

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$13,288,931	$—	$(13,288,931)	$—
Goldman Sachs International	5,704,248	(5,704,248)	—	—

Total	$18,993,179	$(5,704,248)	$(13,288,931)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$6,609	$—	$—	$6,609
Barclays Capital, Inc.	22,974	—	—	22,974
Citibank NA	69,537	—	—	69,537
Goldman Sachs International	7,055,350	(5,704,248)	(1,351,102)	—
HSBC Securities (USA), Inc.	7,717	—	—	7,717
JPMorgan Chase & Co.	112,584	—	—	112,584
RBC Capital Markets Corp.	30,566	—	—	30,566

Total	$7,305,337	$(5,704,248)	$(1,351,102)	$249,987
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Janus Investment Fund	31

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

32	MARCH 31, 2017

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $13,288,931 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2017 is $13,587,999, resulting in the net amount due to the counterparty of $299,068.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors.

Janus Investment Fund	33

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund

34	MARCH 31, 2017

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $12,368.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $222.

Janus Investment Fund	35

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

As of March 31, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	100	-*
Class S Shares	-	-
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $1,540,908 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,070,133,837	$444,687,487	$(13,744,762)	$ 430,942,725

36	MARCH 31, 2017

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

Information on the tax components of securities sold short as of March 31, 2017 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (7,342,732)	$ (3,282)	$ 325,796	$ 322,514

6. Capital Share Transactions

	Period ended March 31, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	246,969	$ 5,979,340	236,007	$ 5,193,981
Reinvested dividends and distributions	27,541	632,333	34,597	727,566
Shares repurchased	(203,404)	(4,979,533)	(191,364)	(4,117,317)
Net Increase/(Decrease)	71,106	$ 1,632,140	79,240	$ 1,804,230
Class C Shares:
Shares sold	99,342	$ 2,242,545	129,998	$ 2,591,450
Reinvested dividends and distributions	13,928	298,749	15,610	309,700
Shares repurchased	(49,755)	(1,123,380)	(119,460)	(2,388,108)
Net Increase/(Decrease)	63,515	$ 1,417,914	26,148	$ 513,042
Class D Shares:
Shares sold	4,101,071	$100,668,351	1,923,565	$42,881,125
Reinvested dividends and distributions	1,562,635	36,503,150	2,494,258	53,227,475
Shares repurchased	(2,219,499)	(54,287,359)	(3,256,384)	(70,637,540)
Net Increase/(Decrease)	3,444,207	$ 82,884,142	1,161,439	$25,471,060
Class I Shares:
Shares sold	806,840	$ 19,996,691	884,386	$20,039,902
Reinvested dividends and distributions	64,329	1,512,369	86,104	1,846,931
Shares repurchased	(528,351)	(12,917,032)	(298,754)	(6,285,631)
Net Increase/(Decrease)	342,818	$ 8,592,028	671,736	$15,601,202
Class N Shares:
Shares sold	2,036	$ 50,000	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	2,036	$ 50,000	N/A	N/A
Class S Shares:
Shares sold	110,915	$ 2,662,178	129,509	$ 2,728,759
Reinvested dividends and distributions	13,247	300,847	13,057	271,987
Shares repurchased	(87,620)	(2,097,770)	(49,213)	(1,037,090)
Net Increase/(Decrease)	36,542	$ 865,255	93,353	$ 1,963,656
Class T Shares:
Shares sold	3,211,763	$ 78,698,533	3,680,220	$82,366,324
Reinvested dividends and distributions	761,785	17,719,122	1,216,394	25,872,697
Shares repurchased	(2,595,433)	(62,576,443)	(3,673,183)	(77,464,829)
Net Increase/(Decrease)	1,378,115	$ 33,841,212	1,223,431	$30,774,192
(1)	Period from January 27, 2017 (inception date) through March 31, 2017 for Class N Shares.

Janus Investment Fund	37

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$349,894,204	$ 298,158,360	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the

38	MARCH 31, 2017

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Investment Fund	39

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

40	MARCH 31, 2017

Janus Global Technology Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	41

Janus Global Technology Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund

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has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it

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does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund

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investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	59

Janus Global Technology Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

60	MARCH 31, 2017

Janus Global Technology Fund

Useful Information About Your Fund Report (unaudited)

NotesPage1

Janus Investment Fund	61

Janus Global Technology Fund

Notes

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93047 05-17

62	MARCH 31, 2017

SEMIANNUAL REPORT March 31, 2017

Janus Growth and Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Growth and Income Fund

Janus Growth and Income Fund (unaudited)

FUND SNAPSHOT

We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2017, Janus Growth and Income Fund’s Class I Shares returned 11.94% compared to a 10.12% return for the Fund’s S&P 500 Index benchmark.

MARKET ENVIRONMENT

During the period, U.S. equity markets swung from caution to optimism and delivered strong gains. Stocks began their rally after the election of Donald Trump in November, on expectations that the new administration would champion pro-growth initiatives. As such, economically sensitive sectors outperformed through the end of 2016, including financials and industrials. Energy stocks also climbed after the Organization of the Petroleum Exporting Countries (OPEC) announced its plan to curb oil production. Several historically defensive sectors lagged.

Stocks continued to climb in the early months of 2017, with several indices eventually hitting record levels. Positive economic data helped drive returns. Gains in nonfarm payrolls accelerated, average hourly wages registered their highest year-over-year increase since 2009, and a key U.S. manufacturing survey hit a recent high. Such signs of growth helped prompt the Federal Reserve (Fed) to raise its benchmark interest rate two times, once in December and again in March.

Although the strong equity rally began to wane toward the end of March – prompted by a failed vote in Congress to replace the Affordable Care Act (ACA), casting doubt about other Trump administration reforms – financials still delivered the strongest performance for the period, followed by technology and industrials. Energy, meanwhile, slipped as a result of a ramp-up in U.S. oil production toward the end of the period and a decrease in global crude prices.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark during the period. We seek to provide our clients with both growth of capital and quarterly income. As part of that investment mandate, we focus much of our research efforts on identifying large, well-established companies that should be in a position to grow free cash flow and continue growing their dividend over longer time horizons. We think investing in companies that pay out the majority of their free cash flow in dividends and have the ability to grow their dividends over time will drive better risk-adjusted performance over the long term.

Boeing was the largest contributor. The airplane manufacturer rose early in the period on optimism of an increase in defense spending under the Trump administration: about 40% of Boeing’s business is geared toward the defense industry. Boeing also reported stronger-than-expected fourth quarter earnings. Additionally, global air traffic continues to grow, which means more wear and tear on jets and, as a result, the faster replacement of planes – providing a favorable backdrop for the company’s commercial airplane business. We like Boeing’s ability to generate free cash flow, which management often returns to shareholders, and appreciate the recent dividend increase.

Apple was another leading contributor as iPhone sales stabilized at the beginning of 2017. This lent to considerable optimism for the launch of Apple’s 10-year anniversary product later this year. The continued growth of their high margin services business further aided the stock’s performance. This business line is growing into a material portion of company profits and is more stable than product-based revenues that depend on innovation cycles. Investors also identified Apple as a beneficiary of potential tax reform that would enable multinationals to repatriate cash to the U.S. under less punitive rates. This could allow them to invest further in the business through merger and acquisition (M&A) activity, or return additional cash to shareholders. We appreciate that the company continues to return cash to its shareholders in the form of dividend increases and share buybacks.

Janus Investment Fund	1

Janus Growth and Income Fund (unaudited)

CSX was another leading contributor to performance. The stock was up after an announcement that a new CEO with a history of improving operations at railroad companies was taking the helm at the company. We had long believed that CSX’s operating underperformance relative to other railroad companies made it rife for improvement, and believe better results will follow the new leadership. As CSX focuses on improving its service and reliability to customers, we believe it will continue to drive more shippers to use the railway instead of trucking services.

While pleased with our relative outperformance during the period, some stocks detracted from results. L Brands was the leading detractor amid continued weakness in apparel retailers. Investors have also been skittish as L Brands restructures its Victoria’s Secret business, which has included leadership changes, the exit from swimwear/non-core apparel, and promotional strategy repositioning. Management has also seen margin pressure as a result of investing in sport apparel. The general weakness in mall traffic weighed on the stock, especially given the weakness in the fourth quarter holiday season. Although we continue to appreciate the company’s roughly 5% dividend yield, we are closely monitoring the future of mall retailers as a whole.

Teva Pharmaceutical Industries, a generic and specialty drugs maker, also detracted. We own shares of the company’s convertible preferred stock, which declined during the fourth quarter when Teva announced that quarterly revenues fell short of consensus estimates. Teva also dismissed its chief executive officer, which weighed on investor sentiment. While we are disappointed by these events, Teva remains the top provider of generic drugs in the world and has a solid pipeline of generic and specialty drugs. In addition, the convertible preferred has a sizable yield, and we think the company’s balance sheet can continue to support the payout.

Verizon Communications Inc. is an integrated telecommunications company that provides wireline voice and data services, wireless services and Internet services. We believe Verizon will benefit from the growing consumer consumption of data as more communication and media viewing is done on mobile devices. In our view, its industry leading network quality will enable Verizon to gain share. The company continues to add more wireless services to both commercial and consumer customers organically and through acquisitions that should help keep churn costs low over time. The business continues to generate significant amounts of free cash flow with most of it returned to shareholders in dividends.

OUTLOOK

We continue to believe that U.S. stocks are well positioned, notwithstanding historically high valuations. Although the recent failure of the repeal and replacement of the Affordable Care Act has raised concerns about President Trump’s ability to carry out the anticipated tax and regulatory reforms, we remain optimistic that some pro-business changes can be made.

Given the possibility of future volatility, we remain focused on finding companies that can continue to grow earnings and free cash flow over the long term. Although rising rates may weigh on high-yielding stocks, we believe investor demand for income will remain strong and that focusing on companies with growing dividends will help offset any multiple contraction. Therefore, we continue to favor firms that can both deliver high current income that is strongly supported by free-cash-flow generation and grow organically in most economic environments – which will enable them to raise these dividends over time.

Thank you for your investment in Janus Growth and Income Fund.

2	MARCH 31, 2017

Janus Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Boeing Co	1.00%	L Brands Inc	-0.37%
	Apple Inc	0.85%	Teva Pharmaceutical Industries Ltd	-0.24%
	CSX Corp	0.69%	Verizon Communications Inc	-0.08%
	JPMorgan Chase & Co	0.64%	Genuine Parts Co	-0.08%
	Microsoft Corp	0.56%	General Electric Co	-0.05%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.24%	14.83%	10.16%
	Energy	0.65%	2.53%	7.17%
	Consumer Staples	0.44%	11.29%	9.47%
	Real Estate	0.30%	2.15%	2.86%
	Materials	0.18%	3.17%	2.86%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.34%	14.15%	14.35%
	Health Care	-0.33%	12.03%	13.93%
	Consumer Discretionary	-0.03%	20.82%	12.26%
	Telecommunication Services	-0.02%	1.78%	2.50%
	Other**	0.02%	0.37%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Altria Group Inc
Tobacco	3.7%
Microsoft Corp
Software	3.7%
Apple Inc
Technology Hardware, Storage & Peripherals	3.4%
Boeing Co
Aerospace & Defense	3.3%
Texas Instruments Inc
Semiconductor & Semiconductor Equipment	2.7%
16.8%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Preferred Stocks	0.8%
Investment Companies	0.1%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	11.82%	16.88%	12.37%	6.53%	10.46%	0.95%
Class A Shares at MOP	5.39%	10.16%	11.04%	5.90%	10.21%
Class C Shares at NAV	11.39%	16.01%	11.50%	5.70%	9.71%	1.74%
Class C Shares at CDSC	10.39%	15.01%	11.50%	5.70%	9.71%
Class D Shares(1)	11.91%	17.07%	12.55%	6.68%	10.55%	0.79%
Class I Shares	11.94%	17.14%	12.63%	6.62%	10.53%	0.72%
Class R Shares	11.56%	16.33%	11.87%	6.05%	10.04%	1.39%
Class S Shares	11.73%	16.66%	12.17%	6.33%	10.29%	1.14%
Class T Shares	11.87%	16.96%	12.45%	6.62%	10.53%	0.88%
S&P 500 Index	10.12%	17.17%	13.30%	7.51%	9.68%
Morningstar Quartile - Class T Shares	-	545/1,454	535/1,283	601/1,122	53/355
Morningstar Ranking - based on total returns for Large Blend Funds	-	2nd	2nd	3rd	1st

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Growth and Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 15, 1991

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,118.20	$4.96	$1,000.00	$1,020.24	$4.73	0.94%
Class C Shares	$1,000.00	$1,113.90	$8.85	$1,000.00	$1,016.55	$8.45	1.68%
Class D Shares	$1,000.00	$1,119.10	$4.12	$1,000.00	$1,021.04	$3.93	0.78%
Class I Shares	$1,000.00	$1,119.40	$3.80	$1,000.00	$1,021.34	$3.63	0.72%
Class R Shares	$1,000.00	$1,115.60	$7.33	$1,000.00	$1,018.00	$6.99	1.39%
Class S Shares	$1,000.00	$1,117.30	$5.91	$1,000.00	$1,019.35	$5.64	1.12%
Class T Shares	$1,000.00	$1,118.70	$4.60	$1,000.00	$1,020.59	$4.38	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 99.1%
Aerospace & Defense – 3.9%
Boeing Co	.866,002	$153,161,114
Northrop Grumman Corp	114,594	27,255,037
		180,416,151
Air Freight & Logistics – 1.6%
United Parcel Service Inc	688,127	73,836,027
Automobiles – 2.4%
General Motors Co	2,212,189	78,223,003
Harley-Davidson Inc	517,322	31,297,981
		109,520,984
Banks – 6.6%
JPMorgan Chase & Co	1,206,272	105,958,933
PacWest Bancorp	619,228	32,980,083
US Bancorp	2,207,003	113,660,655
Wells Fargo & Co	898,125	49,989,638
		302,589,309
Beverages – 1.1%
Coca-Cola Co	1,154,344	48,990,359
Biotechnology – 2.7%
AbbVie Inc	986,833	64,302,038
Amgen Inc	358,585	58,833,041
		123,135,079
Capital Markets – 5.0%
BlackRock Inc	82,596	31,676,392
CME Group Inc	1,006,054	119,519,215
Morgan Stanley	752,089	32,219,493
TD Ameritrade Holding Corp	1,171,151	45,510,928
		228,926,028
Chemicals – 2.9%
EI du Pont de Nemours & Co	304,546	24,464,180
LyondellBasell Industries NV	1,208,511	110,204,118
		134,668,298
Commercial Services & Supplies – 1.4%
Waste Management Inc	869,251	63,385,783
Communications Equipment – 1.0%
Cisco Systems Inc	1,360,324	45,978,951
Consumer Finance – 0.7%
American Express Co	380,137	30,072,638
Distributors – 0.9%
Genuine Parts Co	472,812	43,692,557
Diversified Telecommunication Services – 1.7%
Verizon Communications Inc	1,561,921	76,143,649
Electronic Equipment, Instruments & Components – 2.7%
TE Connectivity Ltd	1,647,760	122,840,508
Equity Real Estate Investment Trusts (REITs) – 2.3%
Colony NorthStar Inc	733,150	9,464,967
Colony Starwood Homes	642,236	21,803,912
Crown Castle International Corp	485,065	45,814,389
MGM Growth Properties LLC	218,303	5,905,096
Outfront Media Inc	924,740	24,551,847
		107,540,211
Food & Staples Retailing – 3.0%
Kroger Co	1,753,941	51,723,720
Sysco Corp	1,626,527	84,449,282
		136,173,002
Food Products – 1.2%
Hershey Co	514,566	56,216,336
Health Care Equipment & Supplies – 1.6%
Medtronic PLC	926,032	74,601,138

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 6.5%
Carnival Corp	.1,440,620	$84,866,924
Las Vegas Sands Corp	392,705	22,411,674
McDonald's Corp	939,285	121,740,729
Six Flags Entertainment Corp	1,154,437	68,677,457
		297,696,784
Household Durables – 1.3%
Garmin Ltd	1,152,328	58,895,484
Household Products – 2.2%
Colgate-Palmolive Co	321,329	23,518,070
Kimberly-Clark Corp	571,413	75,215,093
		98,733,163
Industrial Conglomerates – 3.8%
3M Co	389,273	74,479,603
Honeywell International Inc	790,523	98,712,607
		173,192,210
Information Technology Services – 3.9%
Accenture PLC	866,951	103,930,086
Automatic Data Processing Inc	712,801	72,983,694
		176,913,780
Insurance – 1.3%
Travelers Cos Inc	505,670	60,953,462
Leisure Products – 1.4%
Hasbro Inc	625,793	62,466,657
Machinery – 1.8%
Deere & Co	615,403	66,992,771
Illinois Tool Works Inc	128,636	17,040,411
		84,033,182
Media – 4.1%
Comcast Corp	2,059,788	77,427,431
Omnicom Group Inc	1,019,497	87,890,836
Time Warner Inc	234,619	22,924,623
		188,242,890
Oil, Gas & Consumable Fuels – 2.7%
Chevron Corp	932,031	100,072,169
Suncor Energy Inc	714,599	21,942,602
		122,014,771
Pharmaceuticals – 6.8%
Bristol-Myers Squibb Co	936,661	50,935,625
Eli Lilly & Co	1,153,222	96,997,502
Merck & Co Inc	1,034,635	65,740,708
Pfizer Inc	2,850,054	97,500,347
		311,174,182
Real Estate Management & Development – 0%
Colony American Homes III§	2,402,758	2,478,349
Road & Rail – 2.7%
CSX Corp	1,737,619	80,886,164
Union Pacific Corp	385,354	40,816,696
		121,702,860
Semiconductor & Semiconductor Equipment – 3.3%
Intel Corp	755,678	27,257,305
Texas Instruments Inc	1,552,482	125,067,950
		152,325,255
Software – 3.7%
Microsoft Corp	2,563,535	168,834,415
Specialty Retail – 2.5%
Home Depot Inc	562,587	82,604,649
L Brands Inc	673,092	31,702,633
		114,307,282

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	.1,100,087	$158,038,498
Textiles, Apparel & Luxury Goods – 1.3%
NIKE Inc	1,060,906	59,124,291
Tobacco – 3.7%
Altria Group Inc	2,404,736	171,746,245
Total Common Stocks (cost $3,108,360,207)		4,541,600,768
Preferred Stocks – 0.8%
Pharmaceuticals – 0.8%
Allergan PLC, 5.5000%	16,276	13,831,019
Teva Pharmaceutical Industries Ltd, 7.0000%	40,462	23,346,574
Total Preferred Stocks (cost $56,738,000)		37,177,593
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $1,475,000)	1,475,000	1,475,000
Total Investments (total cost $3,166,573,207) – 100.0%		4,580,253,361
Cash, Receivables and Other Assets, net of Liabilities – 0.0%		1,368,941
Net Assets – 100%		$4,581,622,302

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,534,964,185	99.0%
Israel	23,346,574	0.5
Canada	21,942,602	0.5

Total	$4,580,253,361	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Growth and Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	—	130,673,598	(129,198,598)	1,475,000	$—	$12,653	$1,475,000

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$3,015,826	$2,478,349	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$-	$-	$2,478,349
All Other	4,539,122,419	-	-
Preferred Stocks	-	37,177,593	-
Investment Companies	-	1,475,000	-
Total Assets	$4,539,122,419	$38,652,593	$2,478,349

Janus Investment Fund	11

Janus Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Assets:
Investments, at cost	$3,166,573,207
Unaffiliated investments, at value	4,578,778,361
Affiliated investments, at value	1,475,000
Cash	61
Non-interested Trustees' deferred compensation	86,526
Receivables:
Dividends	6,304,520
Fund shares sold	1,548,927
Dividends from affiliates	1,838
Other assets	33,895
Total Assets	4,588,229,128
Liabilities:
Payables:	—
Advisory fees	2,512,645
Fund shares repurchased	2,321,408
Transfer agent fees and expenses	759,628
Dividends	550,395
Non-interested Trustees' deferred compensation fees	86,526
Fund administration fees	39,784
12b-1 Distribution and shareholder servicing fees	32,328
Non-interested Trustees' fees and expenses	31,647
Professional fees	23,568
Custodian fees	2,815
Accrued expenses and other payables	246,082
Total Liabilities	6,606,826
Net Assets	$4,581,622,302

See Notes to Financial Statements.

12	MARCH 31, 2017

Janus Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,132,582,702
Undistributed net investment income/(loss)	3,013,401
Undistributed net realized gain/(loss) from investments and foreign currency transactions	32,375,256
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,413,650,943
Total Net Assets	$4,581,622,302
Net Assets - Class A Shares	$28,405,779
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	592,935
Net Asset Value Per Share(1)	$47.91
Maximum Offering Price Per Share(2)	$50.83
Net Assets - Class C Shares	$20,818,468
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	439,447
Net Asset Value Per Share(1)	$47.37
Net Assets - Class D Shares	$2,944,516,514
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,400,594
Net Asset Value Per Share	$47.96
Net Assets - Class I Shares	$75,653,277
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,576,789
Net Asset Value Per Share	$47.98
Net Assets - Class R Shares	$3,303,192
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	69,276
Net Asset Value Per Share	$47.68
Net Assets - Class S Shares	$24,337,467
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	508,226
Net Asset Value Per Share	$47.89
Net Assets - Class T Shares	$1,484,587,605
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,976,930
Net Asset Value Per Share	$47.93

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Growth and Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$66,427,487
Dividends from affiliates	12,653
Other income	12
Foreign tax withheld	(275,792)
Total Investment Income	66,164,360
Expenses:
Advisory fees	13,198,038
12b-1Distribution and shareholder servicing fees:
Class A Shares	33,870
Class C Shares	91,984
Class R Shares	7,921
Class S Shares	29,607
Transfer agent administrative fees and expenses:
Class D Shares	1,688,847
Class R Shares	3,960
Class S Shares	29,645
Class T Shares	1,802,108
Transfer agent networking and omnibus fees:
Class A Shares	6,844
Class C Shares	8,096
Class I Shares	27,251
Other transfer agent fees and expenses:
Class A Shares	1,573
Class C Shares	1,279
Class D Shares	246,958
Class I Shares	1,519
Class R Shares	36
Class S Shares	178
Class T Shares	5,969
Shareholder reports expense	288,724
Fund administration fees	208,971
Registration fees	89,236
Non-interested Trustees’ fees and expenses	68,822
Professional fees	40,824
Custodian fees	12,906
Other expenses	151,299
Total Expenses	18,046,465
Less: Excess Expense Reimbursement	(88,234)
Net Expenses	17,958,231
Net Investment Income/(Loss)	48,206,129
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	47,239,006
Total Net Realized Gain/(Loss) on Investments	47,239,006
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	397,475,963
Total Change in Unrealized Net Appreciation/Depreciation	397,475,963
Net Increase/(Decrease) in Net Assets Resulting from Operations	$492,921,098

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Growth and Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$48,206,129	$86,259,221
Net realized gain/(loss) on investments	47,239,006	263,997,685
Change in unrealized net appreciation/depreciation	397,475,963	221,149,514
Net Increase/(Decrease) in Net Assets Resulting from Operations	492,921,098	571,406,420
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(360,639)	(558,874)
Class C Shares	(195,994)	(270,471)
Class D Shares	(39,296,389)	(59,371,623)
Class I Shares	(1,026,931)	(1,339,932)
Class R Shares	(36,103)	(43,606)
Class S Shares	(292,680)	(472,011)
Class T Shares	(19,513,032)	(30,510,177)
Total Dividends from Net Investment Income	(60,721,768)	(92,566,694)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,660,681)	(2,026,987)
Class C Shares	(1,189,688)	(1,405,344)
Class D Shares	(171,129,149)	(203,274,360)
Class I Shares	(4,353,258)	(4,448,444)
Class R Shares	(195,478)	(190,808)
Class S Shares	(1,449,612)	(1,907,705)
Class T Shares	(88,301,772)	(109,577,434)
Total Distributions from Net Realized Gain from Investment Transactions	(268,279,638)	(322,831,082)
Net Decrease from Dividends and Distributions to Shareholders	(329,001,406)	(415,397,776)
Capital Share Transactions:
Class A Shares	571,806	4,196,115
Class C Shares	2,067,655	445,025
Class D Shares	168,059,027	133,718,682
Class I Shares	11,442,682	7,573,066
Class R Shares	516,843	246,809
Class S Shares	(51,708)	(1,266,950)
Class T Shares	39,315,846	22,604,519
Net Increase/(Decrease) from Capital Share Transactions	221,922,151	167,517,266
Net Increase/(Decrease) in Net Assets	385,841,843	323,525,910
Net Assets:
Beginning of period	4,195,780,459	3,872,254,549
End of period	$4,581,622,302	$4,195,780,459

Undistributed Net Investment Income/(Loss)	$3,013,401	$15,529,040

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$46.21	$44.58	$47.03		$40.97	$34.28	$26.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.47(1)	0.90(1)	1.04(1)		0.88(1)	0.70	0.34
Net realized and unrealized gain/(loss)	4.85	5.49	(2.30)		5.92	6.62	8.04
Total from Investment Operations	5.32	6.39	(1.26)		6.80	7.32	8.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.64)	(0.99)	(0.88)		(0.74)	(0.63)	(0.35)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)		—	—	—
Total Dividends and Distributions	(3.62)	(4.76)	(1.19)		(0.74)	(0.63)	(0.35)
Net Asset Value, End of Period	$47.91	$46.21	$44.58		$47.03	$40.97	$34.28
Total Return*	11.82%	14.93%	(2.79)%		16.69%	21.56%	32.02%
Net Assets, End of Period (in thousands)	$28,406	$26,885	$21,955		$26,418	$25,749	$25,678
Average Net Assets for the Period (in thousands)	$27,295	$25,675	$26,477		$28,164	$22,648	$22,087
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	0.93%		0.96%	0.97%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.95%	0.93%		0.96%	0.96%	0.97%
Ratio of Net Investment Income/(Loss)	2.01%	1.98%	2.16%		1.96%	2.08%	1.24%
Portfolio Turnover Rate	5%	24%	30%		23%	33%	45%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$45.75	$44.21	$46.67	$40.70	$34.13	$26.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.31(1)	0.55(1)	0.68(1)	0.52(1)	0.36	0.11
Net realized and unrealized gain/(loss)	4.77	5.46	(2.28)	5.88	6.60	8.00
Total from Investment Operations	5.08	6.01	(1.60)	6.40	6.96	8.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.70)	(0.55)	(0.43)	(0.39)	(0.14)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—	—
Total Dividends and Distributions	(3.46)	(4.47)	(0.86)	(0.43)	(0.39)	(0.14)
Net Asset Value, End of Period	$47.37	$45.75	$44.21	$46.67	$40.70	$34.13
Total Return*	11.39%	14.10%	(3.52)%	15.77%	20.53%	31.03%
Net Assets, End of Period (in thousands)	$20,818	$18,072	$16,993	$16,454	$13,964	$11,850
Average Net Assets for the Period (in thousands)	$19,448	$17,878	$18,934	$15,369	$12,399	$11,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.69%	1.67%	1.76%	1.82%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.69%	1.67%	1.76%	1.80%	1.72%
Ratio of Net Investment Income/(Loss)	1.32%	1.23%	1.42%	1.16%	1.23%	0.50%
Portfolio Turnover Rate	5%	24%	30%	23%	33%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$46.25	$44.60	$47.06	$40.99	$34.29	$26.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.52(1)	0.97(1)	1.11(1)	0.96(1)	0.75	0.41
Net realized and unrealized gain/(loss)	4.84	5.50	(2.30)	5.92	6.63	8.02
Total from Investment Operations	5.36	6.47	(1.19)	6.88	7.38	8.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.67)	(1.05)	(0.96)	(0.81)	(0.68)	(0.39)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—	—
Total Dividends and Distributions	(3.65)	(4.82)	(1.27)	(0.81)	(0.68)	(0.39)
Net Asset Value, End of Period	$47.96	$46.25	$44.60	$47.06	$40.99	$34.29
Total Return*	11.91%	15.12%	(2.66)%	16.89%	21.76%	32.23%
Net Assets, End of Period (in thousands)	$2,944,517	$2,671,251	$2,437,996	$2,663,380	$2,414,285	$2,125,471
Average Net Assets for the Period (in thousands)	$2,819,171	$2,602,641	$2,683,571	$2,594,398	$2,248,201	$2,046,072
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.79%	0.79%	0.79%	0.80%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.79%	0.79%	0.79%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	2.23%	2.13%	2.32%	2.12%	2.23%	1.42%
Portfolio Turnover Rate	5%	24%	30%	23%	33%	45%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$46.27	$44.61	$47.08	$41.00	$34.29	$26.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.54(1)	1.00(1)	1.15(1)	0.99(1)	0.77	0.46
Net realized and unrealized gain/(loss)	4.84	5.51	(2.32)	5.92	6.65	7.99
Total from Investment Operations	5.38	6.51	(1.17)	6.91	7.42	8.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(1.08)	(0.99)	(0.83)	(0.71)	(0.41)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—	—
Total Dividends and Distributions	(3.67)	(4.85)	(1.30)	(0.83)	(0.71)	(0.41)
Net Asset Value, End of Period	$47.98	$46.27	$44.61	$47.08	$41.00	$34.29
Total Return*	11.94%	15.21%	(2.60)%	16.96%	21.88%	32.31%
Net Assets, End of Period (in thousands)	$75,653	$61,848	$52,184	$54,748	$31,066	$23,999
Average Net Assets for the Period (in thousands)	$69,366	$56,282	$55,606	$45,976	$25,489	$25,945
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.72%	0.71%	0.73%	0.73%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.72%	0.71%	0.73%	0.71%	0.72%
Ratio of Net Investment Income/(Loss)	2.32%	2.21%	2.40%	2.19%	2.33%	1.48%
Portfolio Turnover Rate	5%	24%	30%	23%	33%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Growth and Income Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$46.02	$44.43	$46.86	$40.85	$34.22	$26.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(1)	0.69(1)	0.83(1)	0.68(1)	0.52	0.22
Net realized and unrealized gain/(loss)	4.80	5.48	(2.30)	5.92	6.61	8.00
Total from Investment Operations	5.18	6.17	(1.47)	6.60	7.13	8.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.81)	(0.65)	(0.59)	(0.50)	(0.22)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—	—
Total Dividends and Distributions	(3.52)	(4.58)	(0.96)	(0.59)	(0.50)	(0.22)
Net Asset Value, End of Period	$47.68	$46.02	$44.43	$46.86	$40.85	$34.22
Total Return*	11.56%	14.44%	(3.24)%	16.22%	21.02%	31.42%
Net Assets, End of Period (in thousands)	$3,303	$2,665	$2,331	$3,225	$2,685	$2,382
Average Net Assets for the Period (in thousands)	$3,170	$2,445	$3,056	$2,932	$2,518	$2,355
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.39%	1.38%	1.38%	1.39%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.39%	1.38%	1.38%	1.39%	1.40%
Ratio of Net Investment Income/(Loss)	1.63%	1.53%	1.72%	1.52%	1.64%	0.82%
Portfolio Turnover Rate	5%	24%	30%	23%	33%	45%

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$46.19	$44.57	$47.01	$40.96	$34.29	$26.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.44(1)	0.81(1)	0.95(1)	0.79(1)	0.63	0.32
Net realized and unrealized gain/(loss)	4.83	5.49	(2.30)	5.94	6.62	8.00
Total from Investment Operations	5.27	6.30	(1.35)	6.73	7.25	8.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(0.91)	(0.78)	(0.68)	(0.58)	(0.29)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—	—
Total Dividends and Distributions	(3.57)	(4.68)	(1.09)	(0.68)	(0.58)	(0.29)
Net Asset Value, End of Period	$47.89	$46.19	$44.57	$47.01	$40.96	$34.29
Total Return*	11.73%	14.71%	(2.97)%	16.50%	21.33%	31.76%
Net Assets, End of Period (in thousands)	$24,337	$23,495	$23,789	$33,405	$38,526	$37,945
Average Net Assets for the Period (in thousands)	$23,775	$24,083	$29,034	$37,191	$38,196	$46,185
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.14%	1.13%	1.13%	1.14%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.13%	1.12%	1.12%	1.14%	1.13%
Ratio of Net Investment Income/(Loss)	1.89%	1.79%	1.98%	1.77%	1.89%	1.06%
Portfolio Turnover Rate	5%	24%	30%	23%	33%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Growth and Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$46.22	$44.58	$47.04	$40.97	$34.28	$26.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.50(1)	0.93(1)	1.08(1)	0.92(1)	0.72	0.38
Net realized and unrealized gain/(loss)	4.84	5.50	(2.31)	5.93	6.63	8.01
Total from Investment Operations	5.34	6.43	(1.23)	6.85	7.35	8.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.65)	(1.02)	(0.92)	(0.78)	(0.66)	(0.36)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—	—
Total Dividends and Distributions	(3.63)	(4.79)	(1.23)	(0.78)	(0.66)	(0.36)
Net Asset Value, End of Period	$47.93	$46.22	$44.58	$47.04	$40.97	$34.28
Total Return*	11.87%	15.02%	(2.74)%	16.81%	21.66%	32.07%
Net Assets, End of Period (in thousands)	$1,484,588	$1,391,564	$1,317,006	$1,538,205	$1,398,091	$1,330,261
Average Net Assets for the Period (in thousands)	$1,444,453	$1,380,808	$1,492,142	$1,503,853	$1,347,857	$1,352,274
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.88%	0.87%	0.88%	0.89%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.87%	0.86%	0.87%	0.88%	0.90%
Ratio of Net Investment Income/(Loss)	2.14%	2.05%	2.25%	2.04%	2.15%	1.31%
Portfolio Turnover Rate	5%	24%	30%	23%	33%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Growth and Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

20	MARCH 31, 2017

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

Janus Investment Fund	21

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

22	MARCH 31, 2017

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term,

Janus Investment Fund	23

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.67% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 0.75%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

24	MARCH 31, 2017

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account

Janus Investment Fund	25

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $6,371.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $648.

26	MARCH 31, 2017

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,167,024,241	$1,466,379,558	$(53,150,438)	$ 1,413,229,120

Janus Investment Fund	27

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	208,749	$ 9,931,389	198,919	$ 9,140,174
Reinvested dividends and distributions	41,632	1,926,188	56,089	2,484,004
Shares repurchased	(239,240)	(11,285,771)	(165,689)	(7,428,063)
Net Increase/(Decrease)	11,141	$ 571,806	89,319	$ 4,196,115
Class C Shares:
Shares sold	99,879	$ 4,649,810	78,710	$ 3,482,043
Reinvested dividends and distributions	27,497	1,258,141	33,879	1,485,778
Shares repurchased	(82,952)	(3,840,296)	(101,925)	(4,522,796)
Net Increase/(Decrease)	44,424	$ 2,067,655	10,664	$ 445,025
Class D Shares:
Shares sold	1,946,660	$ 91,927,545	1,919,182	$ 86,415,670
Reinvested dividends and distributions	4,431,803	205,250,865	5,779,053	256,171,332
Shares repurchased	(2,733,656)	(129,119,383)	(4,602,379)	(208,868,320)
Net Increase/(Decrease)	3,644,807	$168,059,027	3,095,856	$133,718,682
Class I Shares:
Shares sold	460,752	$ 21,845,192	337,965	$ 15,241,059
Reinvested dividends and distributions	97,956	4,539,029	111,663	4,951,734
Shares repurchased	(318,517)	(14,941,539)	(282,704)	(12,619,727)
Net Increase/(Decrease)	240,191	$ 11,442,682	166,924	$ 7,573,066
Class R Shares:
Shares sold	12,148	$ 561,049	10,198	$ 465,057
Reinvested dividends and distributions	4,292	197,685	5,294	233,525
Shares repurchased	(5,075)	(241,891)	(10,048)	(451,773)
Net Increase/(Decrease)	11,365	$ 516,843	5,444	$ 246,809
Class S Shares:
Shares sold	41,923	$ 1,991,370	65,692	$ 2,974,171
Reinvested dividends and distributions	37,464	1,732,578	53,574	2,371,536
Shares repurchased	(79,773)	(3,775,656)	(144,413)	(6,612,657)
Net Increase/(Decrease)	(386)	$ (51,708)	(25,147)	$ (1,266,950)
Class T Shares:
Shares sold	1,101,122	$ 51,974,586	1,854,009	$ 83,596,282
Reinvested dividends and distributions	2,268,846	105,018,625	3,070,897	136,033,764
Shares repurchased	(2,498,092)	(117,677,365)	(4,359,662)	(197,025,527)
Net Increase/(Decrease)	871,876	$ 39,315,846	565,244	$ 22,604,519

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$210,299,222	$ 267,454,307	$ -	$ -

28	MARCH 31, 2017

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Investment Fund	29

Janus Growth and Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

30	MARCH 31, 2017

Janus Growth and Income Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	31

Janus Growth and Income Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

32	MARCH 31, 2017

Janus Growth and Income Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	33

Janus Growth and Income Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

34	MARCH 31, 2017

Janus Growth and Income Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Janus Growth and Income Fund

Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Janus Growth and Income Fund

Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

Janus Investment Fund	43

Janus Growth and Income Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

Janus Investment Fund	45

Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

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Janus Growth and Income Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	47

Janus Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

48	MARCH 31, 2017

Janus Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	49

Janus Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Growth and Income Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Growth and Income Fund

Notes

NotesPage2

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Janus Growth and Income Fund

Notes

NotesPage3

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93048 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Overseas Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Overseas Fund

Janus Overseas Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE OVERVIEW

Janus Overseas Fund’s Class I Shares returned 6.94% over the six-month period ended March 31, 2017. The Fund’s primary benchmark, the MSCI All Country World ex USA Index, returned 6.51%, and its secondary benchmark, the MSCI EAFE Index, returned 6.48% during the period.

INVESTMENT ENVIRONMENT

Global equities rose over the period. Initially, markets drifted south as uncertainty about the potential outcome of U.S. elections and moves by major central banks weighed on investors’ minds. With the election of Donald Trump and Republicans in Congress, the appetite for risk assets returned on expectations the new administration would champion a pro-growth agenda. At its December meeting, the Federal Reserve (Fed) felt confident enough in the trajectory of the U.S. economy that it raised its benchmark interest rate for only the second time since 2006. The European Central Bank (ECB) provided support to the Continent’s financial markets by announcing an extension of its bond-buying program, albeit at a lower level from April 2017 onward.

The rally continued into the new year, with only a modest pullback in the U.S. occurring late in the period. Even emerging market stocks, which were largely hit in the weeks following the U.S. election, staged a rally once the calendar turned to 2017. Leaders among major emerging markets included Russia and Brazil. China-related shares also generated solid returns. Developed markets were led higher by southern Europe. Japanese shares marginally trailed Europe’s strong performers and were followed by still-solid gains on U.S. benchmarks.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the MSCI All Country World ex USA Index, and also its secondary benchmark, the MSCI EAFE Index, during the period. We employ a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. We believe high-conviction investing works over the long term as stock prices ultimately reflect the fundamentals of their underlying companies. This period we were pleased to see some of our highest-conviction ideas make significant contributions to our performance.

Several of our large bank holdings, including BNP Paribas and Mitsubishi UFJ Financial, were up significantly during the period as the market anticipated the ramifications of an improving global economy on banks. Heading into 2016, bank stocks traded at substantial discounts to their tangible book value. Our view was these banks benefited from a more concentrated industry, and carried more capital and less risk than at any point in their recent history. The market is finally coming around to the opportunity ahead for banks, where low interest rates compressed net interest margins by 70% over the last decade and a weak economy reduced capital market activity and loan demand. Even a small pickup in economic activity or increase in rates could have powerful effects on their bottom lines.

Materials company Rio Tinto was another top contributor. Rising steel and iron prices helped lift the stock in recent months. While higher commodity prices benefit the company’s revenues, we believe Rio Tinto is better positioned than most materials companies to withstand any pricing environment due to its position as a leading, low-cost iron ore producer. We also like the way the company prudently manages its cost structure and balance sheet.

While generally pleased with our relative performance during the period, we still held some stocks that produced disappointing results. Teva Pharmaceuticals, a maker of both branded and generic drugs, was a large detractor. The stock fell as the company’s earnings and revenue

Janus Investment Fund	1

Janus Overseas Fund (unaudited)

guidance were below expectations. The resignation of its CEO and loss of a legal challenge to keep one of its branded drugs from facing generic competition also had a negative impact on the stock. We sold the stock due to concerns about the outlook for its generics drug business and its capital allocation decision-making.

The 13 Holdings was another detractor. Delays in opening the company’s super-luxury casino in Macau negatively affected the stock, as has regulatory uncertainty about the number of gambling tables allowed at the casino. We take a long-term view with the stock, and remain optimistic about wealth creation in China and the willingness of high-end Chinese consumers to spend in Macau.

Spirits company Pernod Ricard was another detractor. We sold the stock due to concerns about its exposure to India, where a new law banning alcohol sales near highways and a new national sales tax could crimp earnings for the company.

OUTLOOK

Our outlook for the global economy, and stocks, remains positive. In most pockets of the world we see real signs of an economy on the mend. Our optimism transcends basic macroeconomic indicators; the management teams we speak with, particularly in the technology sector, say business spending and demand is firming.

The rebound is nascent but we see positive signs ahead. We believe a Republican-controlled Congress and White House will bypass some of the gridlock in Washington and bolster the U.S. economy with corporate tax cuts and pro-growth initiatives. A burgeoning U.S. economy could underpin better growth in the rest of the world.

While we share a sanguine outlook for global growth, there are risks we continue to monitor. We worry about some of the President Trump’s anti-trade rhetoric, but anticipate actual policies to be more pragmatic. We expected the President to walk away from the Trans-Pacific Partnership, but do not believe a massive trade war is at the top of his agenda. That said, we continue to monitor trade developments and are considering the implications of a border tax adjustment on the cost structures of companies.

Political uncertainty in Europe is another broad risk we continue to monitor. We acknowledge the uncertainty could be a near-term negative overhang for some of our bank holdings in the region, but believe the risk we are taking on the political side is more than compensated by historically low valuations for bank stocks and the earnings upside from even a modest rise in interest rates. While we continue to monitor the risks, we remain optimistic about the growth potential of the economy, and more specifically the companies we own, in the days ahead.

Thank you for your continued investment in Janus Overseas Fund.

2	MARCH 31, 2017

Janus Overseas Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	BNP Paribas SA	1.19%	Atlas Mara Ltd	-0.41%
	Rio Tinto Ltd	0.96%	Teva Pharmaceutical Industries Ltd (ADR)	-0.40%
	Mitsubishi UFJ Financial Group Inc	0.80%	Sequa Petroleum NV	-0.33%
	SUMCO Corp	0.80%	13 Holdings Ltd	-0.33%
	Hindustan Zinc Ltd	0.78%	Pernod Ricard SA	-0.29%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex USA Index
		Contribution	(Average % of Equity)	Weighting
	Materials	0.99%	7.08%	7.99%
	Information Technology	0.58%	15.24%	9.54%
	Consumer Staples	0.40%	8.59%	9.93%
	Consumer Discretionary	0.18%	15.40%	11.40%
	Real Estate	0.13%	0.91%	3.29%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex USA Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.89%	24.52%	23.21%
	Energy	-0.59%	5.59%	6.93%
	Industrials	-0.59%	9.46%	11.75%
	Telecommunication Services	-0.17%	4.16%	4.67%
	Utilities	-0.01%	0.97%	3.16%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Overseas Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
BNP Paribas SA
Banks	4.8%
AIA Group Ltd
Insurance	4.5%
Rio Tinto Ltd
Metals & Mining	4.3%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	4.0%
Diageo PLC
Beverages	3.9%
21.5%

Asset Allocation - (% of Net Assets)
Common Stocks	97.5%
Investment Companies	0.9%
Preferred Stocks	0.4%
Other	1.2%
100.0%

Emerging markets comprised 24.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	6.82%	13.89%	-3.29%	-1.68%	7.49%	0.91%
Class A Shares at MOP	0.69%	7.34%	-4.43%	-2.26%	7.21%
Class C Shares at NAV	6.42%	13.08%	-4.04%	-2.45%	6.75%	1.71%
Class C Shares at CDSC	5.42%	12.08%	-4.04%	-2.45%	6.75%
Class D Shares(1)	7.00%	14.28%	-3.00%	-1.45%	7.65%	0.58%
Class I Shares	6.94%	14.27%	-2.96%	-1.51%	7.62%	0.52%
Class N Shares	6.99%	14.36%	-3.08%	-1.51%	7.62%	0.41%
Class R Shares	6.68%	13.60%	-3.57%	-2.03%	7.11%	1.16%
Class S Shares	6.78%	13.86%	-3.33%	-1.78%	7.35%	0.91%
Class T Shares	6.93%	14.19%	-3.08%	-1.51%	7.62%	0.66%
MSCI All Country World ex USA Index	6.51%	13.13%	4.36%	1.35%	N/A**
MSCI EAFE Index	6.48%	11.67%	5.83%	1.05%	4.69%
Morningstar Quartile - Class T Shares	-	1st	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	85/758	614/618	447/466	19/127

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Overseas Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 2, 1994

** Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,068.20	$4.54	$1,000.00	$1,020.54	$4.43	0.88%
Class C Shares	$1,000.00	$1,064.20	$8.44	$1,000.00	$1,016.75	$8.25	1.64%
Class D Shares	$1,000.00	$1,070.00	$3.04	$1,000.00	$1,021.99	$2.97	0.59%
Class I Shares	$1,000.00	$1,069.40	$2.79	$1,000.00	$1,022.24	$2.72	0.54%
Class N Shares	$1,000.00	$1,069.90	$2.27	$1,000.00	$1,022.74	$2.22	0.44%
Class R Shares	$1,000.00	$1,066.80	$6.03	$1,000.00	$1,019.10	$5.89	1.17%
Class S Shares	$1,000.00	$1,067.80	$4.74	$1,000.00	$1,020.34	$4.63	0.92%
Class T Shares	$1,000.00	$1,069.30	$3.41	$1,000.00	$1,021.64	$3.33	0.66%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Overseas Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 97.5%
Automobiles – 2.4%
Chongqing Changan Automobile Co Ltd*	.5,315,200	$12,170,094
Mahindra & Mahindra Ltd	1,326,100	26,283,045
		38,453,139
Banks – 14.1%
Atlas Mara Ltd*,£	1,934,880	4,159,992
Banco BPM SpA*	2,861,744	8,480,191
BNP Paribas SA	1,142,289	76,069,743
ING Groep NV	3,737,814	56,497,621
Mitsubishi UFJ Financial Group Inc	8,861,400	55,703,186
Permanent TSB Group Holdings PLC*	8,001,199	20,603,213
		221,513,946
Beverages – 3.9%
Diageo PLC	2,148,863	61,468,766
Biotechnology – 1.5%
Shire PLC	402,001	23,472,048
Construction & Engineering – 3.7%
13 Holdings Ltd*,£	73,643,800	20,374,219
Eiffage SA	474,048	37,126,099
		57,500,318
Diversified Telecommunication Services – 3.9%
Nippon Telegraph & Telephone Corp	1,437,800	61,381,957
Electrical Equipment – 2.3%
ABB Ltd	1,554,977	36,382,176
Equity Real Estate Investment Trusts (REITs) – 0.2%
Japan Hotel REIT Investment Corp	4,115	2,842,903
Food Products – 1.6%
Associated British Foods PLC	749,412	24,464,695
Hotels, Restaurants & Leisure – 4.7%
Cox & Kings Ltd	2,888,274	10,284,444
GVC Holdings PLC	5,229,935	48,055,285
Merlin Entertainments PLC	2,710,570	16,284,880
		74,624,609
Household Durables – 2.4%
Sony Corp	1,123,400	38,008,484
Industrial Conglomerates – 2.0%
Siemens AG	234,567	32,127,324
Information Technology Services – 0.3%
Worldpay Group PLC	1,119,394	4,142,268
Insurance – 7.8%
AIA Group Ltd	11,249,400	70,930,295
NN Group NV	793,946	25,817,833
Tokio Marine Holdings Inc	605,400	25,540,907
		122,289,035
Internet & Direct Marketing Retail – 3.9%
Ctrip.com International Ltd (ADR)*	635,451	31,232,417
MakeMyTrip Ltd*	850,043	29,411,488
		60,643,905
Internet Software & Services – 7.2%
Alibaba Group Holding Ltd (ADR)*	587,811	63,383,660
Auto Trader Group PLC (144A)	2,597,446	12,764,670
Tencent Holdings Ltd	1,271,600	36,456,253
		112,604,583
Machinery – 2.0%
FANUC Corp	152,300	31,223,484
Metals & Mining – 6.6%
Hindustan Zinc Ltd	8,149,485	36,247,825
Rio Tinto Ltd	1,457,753	67,318,251
		103,566,076

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Overseas Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Multi-Utilities – 1.0%
National Grid PLC	.1,185,218	$15,047,583
Oil, Gas & Consumable Fuels – 5.4%
Canadian Natural Resources Ltd	1,064,377	34,900,922
Petroleo Brasileiro SA (ADR)*	2,506,420	24,287,210
Sequa Petroleum NV*,£	8,427,586	809,074
TOTAL SA	478,046	24,178,428
		84,175,634
Pharmaceuticals – 4.5%
AstraZeneca PLC	399,520	24,585,885
Sanofi	519,971	46,934,778
		71,520,663
Semiconductor & Semiconductor Equipment – 3.5%
ASML Holding NV	195,173	25,898,985
Taiwan Semiconductor Manufacturing Co Ltd*	4,607,000	28,698,846
		54,597,831
Software – 1.7%
Nexon Co Ltd	1,216,700	19,336,468
Nintendo Co Ltd	30,500	7,079,036
		26,415,504
Technology Hardware, Storage & Peripherals – 2.0%
Samsung Electronics Co Ltd	16,955	31,238,082
Textiles, Apparel & Luxury Goods – 3.2%
Cie Financiere Richemont SA	201,560	15,941,234
Samsonite International SA	9,259,200	33,718,343
		49,659,577
Thrifts & Mortgage Finance – 2.3%
LIC Housing Finance Ltd	3,833,213	36,510,867
Tobacco – 2.9%
British American Tobacco PLC	694,431	46,105,180
Transportation Infrastructure – 0.5%
CCR SA	1,449,700	8,359,824
Total Common Stocks (cost $1,341,454,069)		1,530,340,461
Preferred Stocks – 0.4%
Water Utilities – 0.4%
Cia de Saneamento do Parana (cost $7,930,280)	2,097,800	7,372,225
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $13,895,000)	13,895,000	13,895,000
Total Investments (total cost $1,363,279,349) – 98.8%		1,551,607,686
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		18,313,318
Net Assets – 100%		$1,569,921,004

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Overseas Fund

Schedule of Investments (unaudited)

March 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$276,391,260	17.8%
Japan	241,116,425	15.5
France	184,309,048	11.9
China	143,242,424	9.2
India	138,737,669	8.9
Hong Kong	125,022,857	8.1
Netherlands	109,023,513	7.0
Australia	67,318,251	4.3
Switzerland	52,323,410	3.4
Brazil	40,019,259	2.6
Canada	34,900,922	2.3
Germany	32,127,324	2.1
South Korea	31,238,082	2.0
Taiwan	28,698,846	1.9
Ireland	20,603,213	1.3
United States	13,895,000	0.9
Italy	8,480,191	0.5
South Africa	4,159,992	0.3

Total	$1,551,607,686	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Overseas Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex USA IndexSM	MSCI All Country World ex USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $12,764,670, which represents 0.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

13 Holdings Ltd
77,484,800	—	(3,841,000)	73,643,800	$(2,195,872)	$—	$20,374,219
Atlas Mara Ltd(1)
4,736,695	—	(2,801,815)	1,934,880	(23,848,714)	—	N/A
Janus Cash Liquidity Fund LLC
32,330,892	160,865,790	(179,301,682)	13,895,000	—	20,717	13,895,000
Sequa Petroleum NV(1)
10,819,656	—	(2,392,070)	8,427,586	(6,286,514)	—	N/A

Total				$(32,331,100)	$20,717	$34,269,219
(1)	Company was no longer an affiliate as of March 31, 2017.

Janus Investment Fund	11

Janus Overseas Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,530,340,461	$-	$-
Preferred Stocks	-	7,372,225	-
Investment Companies	-	13,895,000	-
Total Assets	$1,530,340,461	$21,267,225	$-

12	MARCH 31, 2017

Janus Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,363,279,349
Unaffiliated investments, at value	1,517,338,467
Affiliated investments, at value	34,269,219
Cash	761,872
Restricted cash (Note 1)	9,307,142
Non-interested Trustees' deferred compensation	29,698
Receivables:
Dividends	10,139,853
Investments sold	1,251,759
Foreign tax reclaims	710,100
Fund shares sold	527,759
Dividends from affiliates	603
Other assets	579,524
Total Assets	1,574,915,996
Liabilities:
Payables:	—
Fund shares repurchased	3,770,529
Advisory fees	562,185
Transfer agent fees and expenses	296,255
12b-1 Distribution and shareholder servicing fees	67,411
Non-interested Trustees' deferred compensation fees	29,698
Professional fees	18,658
Custodian fees	17,170
Fund administration fees	13,163
Non-interested Trustees' fees and expenses	11,520
Accrued expenses and other payables	208,403
Total Liabilities	4,994,992
Net Assets	$1,569,921,004

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,289,589,190
Undistributed net investment income/(loss)	3,717,463
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,910,800,808)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	187,415,159
Total Net Assets	$1,569,921,004
Net Assets - Class A Shares	$18,240,825
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	643,579
Net Asset Value Per Share(1)	$28.34
Maximum Offering Price Per Share(2)	$30.07
Net Assets - Class C Shares	$16,530,820
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	593,934
Net Asset Value Per Share(1)	$27.83
Net Assets - Class D Shares	$661,707,088
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,596,244
Net Asset Value Per Share	$28.04
Net Assets - Class I Shares	$58,855,572
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,090,743
Net Asset Value Per Share	$28.15
Net Assets - Class N Shares	$69,353,125
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,477,719
Net Asset Value Per Share	$27.99
Net Assets - Class R Shares	$33,823,530
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,214,832
Net Asset Value Per Share	$27.84
Net Assets - Class S Shares	$146,578,836
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,222,348
Net Asset Value Per Share	$28.07
Net Assets - Class T Shares	$564,831,208
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,117,471
Net Asset Value Per Share	$28.08

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Overseas Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$15,720,263
Dividends from affiliates	20,717
Interest	19,978
Other income	256
Foreign tax withheld	(758,270)
Total Investment Income	15,002,944
Expenses:
Advisory fees	2,770,543
12b-1Distribution and shareholder servicing fees:
Class A Shares	25,374
Class C Shares	85,391
Class R Shares	84,618
Class S Shares	183,650
Transfer agent administrative fees and expenses:
Class D Shares	389,082
Class R Shares	42,402
Class S Shares	184,404
Class T Shares	707,965
Transfer agent networking and omnibus fees:
Class A Shares	28,211
Class C Shares	26,185
Class I Shares	34,620
Other transfer agent fees and expenses:
Class A Shares	1,432
Class C Shares	1,339
Class D Shares	96,789
Class I Shares	1,571
Class N Shares	502
Class R Shares	318
Class S Shares	1,052
Class T Shares	3,796
Shareholder reports expense	166,023
Registration fees	80,911
Fund administration fees	72,420
Custodian fees	54,486
Professional fees	42,286
Non-interested Trustees’ fees and expenses	24,296
Other expenses	63,787
Total Expenses	5,173,453
Less: Excess Expense Reimbursement	(41,235)
Net Expenses	5,132,218
Net Investment Income/(Loss)	9,870,726
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(31,510,393)
Investments in affiliates	(32,331,100)
Total Net Realized Gain/(Loss) on Investments	(63,841,493)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	152,147,118
Total Change in Unrealized Net Appreciation/Depreciation	152,147,118
Net Increase/(Decrease) in Net Assets Resulting from Operations	$98,176,351

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Overseas Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$9,870,726	$21,456,837
Net realized gain/(loss) on investments	(63,841,493)	(990,967,445)
Change in unrealized net appreciation/depreciation	152,147,118	1,019,631,366
Net Increase/(Decrease) in Net Assets Resulting from Operations	98,176,351	50,120,758
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(171,427)	(1,377,977)
Class C Shares	—	(830,529)
Class D Shares	(8,216,279)	(34,708,608)
Class I Shares	(703,648)	(6,549,361)
Class N Shares	(393,168)	(3,224,637)
Class R Shares	(206,495)	(1,677,723)
Class S Shares	(1,247,418)	(8,122,063)
Class T Shares	(6,646,517)	(32,984,878)
Net Decrease from Dividends and Distributions to Shareholders	(17,584,952)	(89,475,776)
Capital Share Transactions:
Class A Shares	(6,528,514)	(12,286,707)
Class C Shares	(3,396,801)	(9,241,934)
Class D Shares	(50,471,601)	(60,558,033)
Class I Shares	(6,484,359)	(93,083,968)
Class N Shares	18,877,244	(85,417,979)
Class R Shares	(4,193,601)	(5,697,442)
Class S Shares	(19,837,835)	(42,742,503)
Class T Shares	(70,782,723)	(139,418,405)
Net Increase/(Decrease) from Capital Share Transactions	(142,818,190)	(448,446,971)
Net Increase/(Decrease) in Net Assets	(62,226,791)	(487,801,989)
Net Assets:
Beginning of period	1,632,147,795	2,119,949,784
End of period	$1,569,921,004	$1,632,147,795

Undistributed Net Investment Income/(Loss)	$3,717,463	$11,431,689

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$26.77	$27.19	$35.21		$35.47	$32.28	$33.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.24(1)	0.15(1)		0.56(1)	1.81	1.18
Net realized and unrealized gain/(loss)	1.66	0.47	(8.08)		0.43	2.33	(0.10)
Total from Investment Operations	1.78	0.71	(7.93)		0.99	4.14	1.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(1.13)	(0.09)		(1.25)	(0.95)	—
Distributions (from capital gains)	—	—	—		—	—	(2.67)
Total Dividends and Distributions	(0.21)	(1.13)	(0.09)		(1.25)	(0.95)	(2.67)
Net Asset Value, End of Period	$28.34	$26.77	$27.19		$35.21	$35.47	$32.28
Total Return*	6.74%	2.52%	(22.55)%		2.77%	12.99%	3.27%
Net Assets, End of Period (in thousands)	$18,241	$23,770	$36,846		$80,632	$184,757	$337,951
Average Net Assets for the Period (in thousands)	$20,627	$29,211	$55,856		$148,264	$257,869	$507,350
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.92%	0.86%		0.87%	0.94%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.87%	0.86%		0.87%	0.87%	0.98%
Ratio of Net Investment Income/(Loss)	0.93%	0.90%	0.45%		1.51%	0.36%	0.62%
Portfolio Turnover Rate	20%	85%	40%		30%	21%	26%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.17	$26.53	$34.52	$34.73	$31.56	$33.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.04(1)	(0.08)(1)	0.28(1)	0.34	0.41
Net realized and unrealized gain/(loss)	1.62	0.44	(7.91)	0.43	3.43	0.40
Total from Investment Operations	1.66	0.48	(7.99)	0.71	3.77	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.84)	—	(0.92)	(0.60)	—
Distributions (from capital gains)	—	—	—	—	—	(2.67)
Total Dividends and Distributions	—	(0.84)	—	(0.92)	(0.60)	(2.67)
Net Asset Value, End of Period	$27.83	$26.17	$26.53	$34.52	$34.73	$31.56
Total Return*	6.34%	1.74%	(23.15)%	2.00%	12.04%	2.46%
Net Assets, End of Period (in thousands)	$16,531	$18,960	$28,670	$52,599	$75,376	$113,481
Average Net Assets for the Period (in thousands)	$17,151	$22,970	$40,278	$66,242	$92,575	$158,005
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.72%	1.62%	1.65%	1.75%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.63%	1.62%	1.65%	1.71%	1.73%
Ratio of Net Investment Income/(Loss)	0.27%	0.17%	(0.27)%	0.77%	(0.47)%	(0.12)%
Portfolio Turnover Rate	20%	85%	40%	30%	21%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.57	$27.06	$35.23	$35.61	$32.52	$33.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.34(1)	0.26(1)	0.69(1)	1.11	1.03
Net realized and unrealized gain/(loss)	1.62	0.44	(8.08)	0.40	3.15	0.18
Total from Investment Operations	1.80	0.78	(7.82)	1.09	4.26	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(1.27)	(0.35)	(1.47)	(1.17)	—
Distributions (from capital gains)	—	—	—	—	—	(2.67)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.33)	(1.27)	(0.35)	(1.47)	(1.17)	(2.67)
Net Asset Value, End of Period	$28.04	$26.57	$27.06	$35.23	$35.61	$32.52
Total Return*	6.92%	2.80%	(22.31)%	3.04%	13.31%	3.67%
Net Assets, End of Period (in thousands)	$661,707	$677,594	$754,735	$1,143,816	$1,281,830	$1,402,452
Average Net Assets for the Period (in thousands)	$650,405	$703,900	$965,442	$1,271,212	$1,362,059	$1,593,240
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.58%	0.60%	0.58%	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.58%	0.60%	0.58%	0.60%	0.63%
Ratio of Net Investment Income/(Loss)	1.37%	1.31%	0.79%	1.86%	0.68%	1.05%
Portfolio Turnover Rate	20%	85%	40%	30%	21%	26%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.69	$27.15	$35.33	$35.68	$32.56	$34.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.30(1)	0.24(1)	0.67(1)	1.50	1.27
Net realized and unrealized gain/(loss)	1.60	0.52	(8.06)	0.45	2.79	(0.07)
Total from Investment Operations	1.79	0.82	(7.82)	1.12	4.29	1.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(1.28)	(0.36)	(1.47)	(1.17)	—
Distributions (from capital gains)	—	—	—	—	—	(2.67)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.33)	(1.28)	(0.36)	(1.47)	(1.17)	(2.67)
Net Asset Value, End of Period	$28.15	$26.69	$27.15	$35.33	$35.68	$32.56
Total Return*	6.82%	2.92%	(22.27)%	3.11%	13.38%	3.63%
Net Assets, End of Period (in thousands)	$58,856	$62,308	$158,589	$382,220	$638,610	$882,908
Average Net Assets for the Period (in thousands)	$58,139	$104,306	$271,539	$459,134	$786,165	$1,175,310
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.54%	0.52%	0.53%	0.54%	0.54%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.52%	0.53%	0.54%	0.54%	0.62%
Ratio of Net Investment Income/(Loss)	1.43%	1.14%	0.74%	1.80%	0.71%	1.06%
Portfolio Turnover Rate	20%	85%	40%	30%	21%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$26.58	$27.07	$35.27	$35.65	$32.56	$30.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(2)	0.34(2)	0.33(2)	0.77(2)	0.94	0.36
Net realized and unrealized gain/(loss)	1.49	0.50	(8.12)	0.39	3.38	1.56
Total from Investment Operations	1.79	0.84	(7.79)	1.16	4.32	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(1.33)	(0.41)	(1.54)	(1.23)	—
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.38)	(1.33)	(0.41)	(1.54)	(1.23)	—
Net Asset Value, End of Period	$27.99	$26.58	$27.07	$35.27	$35.65	$32.56
Total Return*	6.87%	3.02%	(22.22)%	3.24%	13.50%	6.27%
Net Assets, End of Period (in thousands)	$69,353	$48,999	$130,676	$148,599	$54,195	$58,250
Average Net Assets for the Period (in thousands)	$32,647	$69,294	$141,578	$159,178	$55,053	$32,375
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.44%	0.41%	0.43%	0.43%	0.43%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.41%	0.43%	0.43%	0.43%	0.44%
Ratio of Net Investment Income/(Loss)	2.33%	1.26%	1.01%	2.08%	0.84%	0.82%
Portfolio Turnover Rate	20%	85%	40%	30%	21%	26%

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.28	$26.73	$34.70	$35.03	$31.96	$33.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(2)	0.18(2)	0.08(2)	0.46(2)	0.90	0.74
Net realized and unrealized gain/(loss)	1.62	0.44	(7.97)	0.41	3.09	0.25
Total from Investment Operations	1.72	0.62	(7.89)	0.87	3.99	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(1.07)	(0.08)	(1.20)	(0.92)	—
Distributions (from capital gains)	—	—	—	—	—	(2.67)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.16)	(1.07)	(0.08)	(1.20)	(0.92)	(2.67)
Net Asset Value, End of Period	$27.84	$26.28	$26.73	$34.70	$35.03	$31.96
Total Return*	6.60%	2.23%	(22.77)%	2.45%	12.65%	3.01%
Net Assets, End of Period (in thousands)	$33,824	$36,102	$42,769	$66,292	$90,140	$129,777
Average Net Assets for the Period (in thousands)	$34,036	$39,507	$56,158	$82,309	$106,930	$139,180
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.16%	1.15%	1.18%	1.18%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.16%	1.15%	1.18%	1.18%	1.24%
Ratio of Net Investment Income/(Loss)	0.78%	0.71%	0.24%	1.25%	0.07%	0.44%
Portfolio Turnover Rate	20%	85%	40%	30%	21%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.53	$26.95	$35.01	$35.32	$32.23	$33.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.24(1)	0.14(1)	0.55(1)	1.18	0.90
Net realized and unrealized gain/(loss)	1.62	0.46	(8.03)	0.42	2.93	0.18
Total from Investment Operations	1.76	0.70	(7.89)	0.97	4.11	1.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(1.12)	(0.17)	(1.28)	(1.02)	—
Distributions (from capital gains)	—	—	—	—	—	(2.67)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.22)	(1.12)	(0.17)	(1.28)	(1.02)	(2.67)
Net Asset Value, End of Period	$28.07	$26.53	$26.95	$35.01	$35.32	$32.23
Total Return*	6.73%	2.52%	(22.60)%	2.71%	12.91%	3.28%
Net Assets, End of Period (in thousands)	$146,579	$158,323	$205,771	$397,834	$620,750	$924,703
Average Net Assets for the Period (in thousands)	$148,049	$179,307	$305,843	$528,419	$793,882	$1,087,271
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.91%	0.92%	0.93%	0.93%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.90%	0.92%	0.93%	0.93%	0.99%
Ratio of Net Investment Income/(Loss)	1.03%	0.93%	0.43%	1.49%	0.31%	0.67%
Portfolio Turnover Rate	20%	85%	40%	30%	21%	26%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.59	$27.06	$35.20	$35.55	$32.44	$33.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.31(1)	0.23(1)	0.65(1)	1.28	1.06
Net realized and unrealized gain/(loss)	1.63	0.46	(8.07)	0.42	2.94	0.10
Total from Investment Operations	1.80	0.77	(7.84)	1.07	4.22	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(1.24)	(0.30)	(1.42)	(1.11)	—
Distributions (from capital gains)	—	—	—	—	—	(2.67)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.31)	(1.24)	(0.30)	(1.42)	(1.11)	(2.67)
Net Asset Value, End of Period	$28.08	$26.59	$27.06	$35.20	$35.55	$32.44
Total Return*	6.89%	2.75%	(22.38)%	2.98%	13.22%	3.52%
Net Assets, End of Period (in thousands)	$564,831	$606,090	$761,892	$1,362,584	$1,875,618	$2,712,057
Average Net Assets for the Period (in thousands)	$568,357	$663,436	$1,063,251	$1,691,922	$2,301,346	$3,426,766
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.66%	0.67%	0.68%	0.68%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.65%	0.66%	0.67%	0.68%	0.74%
Ratio of Net Investment Income/(Loss)	1.28%	1.20%	0.70%	1.75%	0.56%	0.90%
Portfolio Turnover Rate	20%	85%	40%	30%	21%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Overseas Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Overseas Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

Janus Investment Fund	21

Janus Overseas Fund

Notes to Financial Statements (unaudited)

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

22	MARCH 31, 2017

Janus Overseas Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	23

Janus Overseas Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2017, the Fund has restricted cash in the amount of $9,307,142. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or

24	MARCH 31, 2017

Janus Overseas Fund

Notes to Financial Statements (unaudited)

droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2017, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2017, the Fund has available investment quota of $9,307,142. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate

Janus Investment Fund	25

Janus Overseas Fund

Notes to Financial Statements (unaudited)

bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country World ex USA IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.36%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries

26	MARCH 31, 2017

Janus Overseas Fund

Notes to Financial Statements (unaudited)

regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All

Janus Investment Fund	27

Janus Overseas Fund

Notes to Financial Statements (unaudited)

deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $155.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $130.

28	MARCH 31, 2017

Janus Overseas Fund

Notes to Financial Statements (unaudited)

As of March 31, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	87	4
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $837,415 in sales, resulting in a net realized loss of $62,631. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ -	$(755,230,094)	$ (755,230,094)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Janus Investment Fund	29

Janus Overseas Fund

Notes to Financial Statements (unaudited)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,370,676,984	$272,467,285	$(91,536,583)	$ 180,930,702

5. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	65,383	$ 1,740,484	144,398	$ 3,757,036
Reinvested dividends and distributions	4,828	123,790	38,594	1,057,480
Shares repurchased	(314,433)	(8,392,788)	(650,347)	(17,101,223)
Net Increase/(Decrease)	(244,222)	$ (6,528,514)	(467,355)	$ (12,286,707)
Class C Shares:
Shares sold	16,766	$ 435,183	56,138	$ 1,455,847
Reinvested dividends and distributions	-	-	23,917	644,316
Shares repurchased	(147,272)	(3,831,984)	(436,431)	(11,342,097)
Net Increase/(Decrease)	(130,506)	$ (3,396,801)	(356,376)	$ (9,241,934)
Class D Shares:
Shares sold	397,065	$ 10,553,837	482,914	$ 12,521,906
Reinvested dividends and distributions	306,316	7,765,120	1,211,911	32,879,151
Shares repurchased	(2,610,262)	(68,790,558)	(4,087,553)	(105,959,090)
Net Increase/(Decrease)	(1,906,881)	$(50,471,601)	(2,392,728)	$ (60,558,033)
Class I Shares:
Shares sold	251,323	$ 6,705,589	801,325	$ 20,508,827
Reinvested dividends and distributions	26,506	674,309	232,084	6,319,658
Shares repurchased	(521,752)	(13,864,257)	(4,541,012)	(119,912,453)
Net Increase/(Decrease)	(243,923)	$ (6,484,359)	(3,507,603)	$ (93,083,968)
Class N Shares:
Shares sold	1,496,206	$ 41,412,638	191,612	$ 5,083,971
Reinvested dividends and distributions	15,540	393,168	118,990	3,224,637
Shares repurchased	(877,485)	(22,928,562)	(3,294,378)	(93,726,587)
Net Increase/(Decrease)	634,261	$ 18,877,244	(2,983,776)	$ (85,417,979)
Class R Shares:
Shares sold	122,313	$ 3,203,778	292,562	$ 7,496,562
Reinvested dividends and distributions	7,492	188,873	57,532	1,550,490
Shares repurchased	(288,922)	(7,586,252)	(576,377)	(14,744,494)
Net Increase/(Decrease)	(159,117)	$ (4,193,601)	(226,283)	$ (5,697,442)
Class S Shares:
Shares sold	327,435	$ 8,650,770	873,913	$ 22,249,260
Reinvested dividends and distributions	49,058	1,246,081	298,850	8,113,785
Shares repurchased	(1,122,734)	(29,734,686)	(2,838,891)	(73,105,548)
Net Increase/(Decrease)	(746,241)	$(19,837,835)	(1,666,128)	$ (42,742,503)
Class T Shares:
Shares sold	523,342	$ 13,879,424	1,120,648	$ 29,430,943
Reinvested dividends and distributions	256,219	6,505,397	1,190,878	32,344,248
Shares repurchased	(3,459,364)	(91,167,544)	(7,673,254)	(201,193,596)
Net Increase/(Decrease)	(2,679,803)	$(70,782,723)	(5,361,728)	$(139,418,405)

30	MARCH 31, 2017

Janus Overseas Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$305,681,471	$ 412,728,613	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Janus Investment Fund	31

Janus Overseas Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

32	MARCH 31, 2017

Janus Overseas Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

34	MARCH 31, 2017

Janus Overseas Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	35

Janus Overseas Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

36	MARCH 31, 2017

Janus Overseas Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	37

Janus Overseas Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund

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Janus Overseas Fund

Additional Information (unaudited)

has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Overseas Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Overseas Fund

Additional Information (unaudited)

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it

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Janus Overseas Fund

Additional Information (unaudited)

does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Overseas Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Overseas Fund

Additional Information (unaudited)

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

Janus Investment Fund	47

Janus Overseas Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund

48	MARCH 31, 2017

Janus Overseas Fund

Additional Information (unaudited)

investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

Janus Overseas Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

50	MARCH 31, 2017

Janus Overseas Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	51

Janus Overseas Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	MARCH 31, 2017

Janus Overseas Fund

Notes

NotesPage1

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93050 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Research Fund

Janus Research Fund (unaudited)

FUND SNAPSHOT We seek to create a high-conviction portfolio reflecting the best ideas of the Janus Research Team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

Janus Research Fund’s Class I Shares returned 7.69% over the six-month period ended March 31, 2017. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 10.01%, and its secondary benchmark, the S&P 500 Index, returned 10.12% during the period.

INVESTMENT ENVIRONMENT

During the period, U.S. equity markets swung from caution to optimism and delivered strong gains. Stocks began their rally after the election of Donald Trump in November, on expectations that the new administration would champion pro-growth initiatives. As such, economically sensitive sectors outperformed through the end of 2016, including financials and industrials. Energy stocks also climbed after the Organization of the Petroleum Exporting Countries (OPEC) announced its plan to curb oil production. Several historically defensive sectors lagged.

Stocks continued to climb in the early months of 2017, with several indices eventually hitting record levels. Positive economic data helped drive returns. Gains in nonfarm payrolls accelerated, average hourly wages registered their highest year-over-year increase since 2009, and a key U.S. manufacturing survey hit a recent high. Such signs of growth helped prompt the Federal Reserve (Fed) to raise its benchmark interest rate two times, once in December and again in March.

Although the strong equity rally began to wane toward the end of March – prompted by Congress’s failure to replace the Affordable Care Act (ACA), casting doubt about other Trump administration reforms – financials still delivered the strongest performance for the period, followed by technology and industrials. Energy, meanwhile, slipped as a result of a ramp-up in U.S. oil production toward the end of the period and a decrease in global crude prices.

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our six sector teams, focuses on companies that we believe can generate multiyear growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. The diversified nature of the portfolio is also designed to minimize macroeconomic risks. On a sector basis, our health care and consumer holdings detracted most from relative performance. Our energy and industrials holdings contributed most to relative returns.

Diplomat Pharmacy was the Fund’s largest underperformer. Shares of the specialty pharmacy company fell in late 2016 when Diplomat missed revenue projections as a result of a slowdown in sales of its hepatitis C drugs. The company also lowered its operating earnings guidance in this key business category. As a result, we exited our position.

Mallinckrodt also detracted from performance. During the period, the Food and Drug Administration (FDA) withdrew the approval of Mallinckrodt’s abbreviated new drug application for methylphenidate hydrochloride extended release tablets, used for the treatment of attention-deficit hyperactivity disorder (ADHD). Later in the period, investors were disappointed by quarterly earnings data that showed a 19% decrease in revenues from the firm’s generics segment. Then, in January, the company agreed to pay a fine as part of a settlement with the Federal Trade Commission regarding Mallinckrodt’s pricing for a treatment addressing lupus and multiple sclerosis. We exited the stock.

L Brands was another detractor. The stock of this specialty apparel chain, whose brands include Victoria’s Secret and Bath & Body Works, came under pressure when management lowered earnings guidance as a result of slower same-store sales growth. In particular, store traffic at Victoria’s Secret’s declined after the brand exited certain product categories in 2016 and adopted a less promotional posture. Still, we believe L Brands is uniquely advantaged because of its dominant market share, proprietary sourcing and digital scale. And although the

Janus Investment Fund	1

Janus Research Fund (unaudited)

firm’s heavy exposure to malls is a serious concern, digital sales are growing quickly. We believe L Brands can manage the channel shift long term. We also think the stock is cheap relative to its long-term free cash flow potential.

Other holdings contributed to return, including tech giant Apple. Shares of the iPhone maker climbed early in 2016 after the company reported record sales for the fourth quarter, beating analysts’ forecasts. The stock was also bolstered by growing anticipation surrounding the roll-out of the iPhone 8, slated for the second half of 2017. The growing number of iPhone users has fueled the expectation that the launch of the newest iteration of Apple’s flagship product will be strong. Investors also identified Apple as a beneficiary of potential tax reform that would enable multinationals to repatriate cash to the U.S. under less punitive rates.

CSX Corp. was another large contributor to performance. The stock was up after an announcement that a new CEO with a history of improving operations at railroad companies was taking the helm at the company. We had long believed that CSX’s operating underperformance relative to other railroad companies left room for improvement, and believe better results will follow the new leadership. We also think a large rail network such as CSX’s is a valuable asset that would be hard, if not impossible, for other transportation and logistics companies to replicate. In addition, railways have a significant cost advantage over the trucking industry. As CSX focuses on improving its service and reliability to customers, we believe it will continue to drive more shippers to use the railway instead of trucking services.

Microsoft also added to performance. We continue to like the way the CEO is improving the legacy software company, and the market seemingly agrees, pushing up the stock price during the period. For one, we think management’s decision to move the Microsoft Office suite to a cloud-based subscription model will create a recurring revenue stream for the company. We also believe Microsoft’s Azure platform, which is the second-largest cloud provider of technology infrastructure, positions the company for growth as businesses seek more cost-effective, cloud-based IT solutions.

OUTLOOK

The Trump Show is just beginning, but so far the markets are giving it two thumbs up. We think the surge in indices reflects not only the benefits that the new president likely will bring to the U.S. economy but also the economy’s underlying strength. In March, the Fed reported that the labor market was strong and economic activity was expanding. Outside the U.S., conditions are better, too.

For all its special effects, Donald Trump’s presidency marks the beginning of a few important transitions. For the first time in many years, we have a decidedly pro-business administration that’s promising lower corporate tax rates and less regulation. Companies, as a result, are starting to feel more positive about capital investment and expansion. That could mean corporate activity will return to being the driver of economic growth, not central bank policy and financial engineering. In that scenario, we believe the era of macro- and defensive-driven investing will finally give way to a period where active investing and stock picking thrive.

True, equity indices have hit record levels, but we’d argue that valuations do not seem extreme. Today’s average forward price-to-earnings (P/E) ratio of 18 or so for large-cap U.S. stocks may look a bit toppy, but it is not out of line in a low-rate environment. Plus, our fixed income team expects a flattening yield curve, suggesting that even if the Fed continues to raise short-term rates, the long-term rates that matter more for stock valuations won’t spike. Correlations also are down sharply, giving stocks that have not participated in the rally an opportunity to break from the pack and revalue. In addition, we may see earnings growth estimates adjusted upward in the coming months after several years of Wall Street having to revise its forecasts lower. When we study consensus estimates, we find that analysts are just as likely to be too pessimistic as they are optimistic. We may see that pessimism be corrected as the year progresses.

Optimism vs. pessimism brings us back to Trump. The risk is that markets expect too much of him or that he tweets us into a policy or trade war that saps economic confidence. We think, however, that his pro-business instincts ultimately will win out and that his actions will outweigh his words. We also think that corporate confidence, once ignited, will take more than 140 characters to extinguish. Thus, while the plot may wander and the characters may confound us at times, we think the show goes on. Stay tuned.

Thank you for your investment in Janus Research Fund.

2	MARCH 31, 2017

Janus Research Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Apple Inc	0.67%	Diplomat Pharmacy Inc	-0.28%
	CSX Corp	0.59%	Mallinckrodt PLC	-0.27%
	Microsoft Corp	0.59%	L Brands Inc	-0.22%
	Alphabet Inc - Class C	0.35%	Alder Biopharmaceuticals Inc	-0.20%
	United Continental Holdings Inc	0.35%	Nielsen Holdings PLC	-0.18%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Energy	0.05%	0.71%	0.62%
	Industrials	0.05%	15.02%	15.05%
	Financials	0.04%	8.98%	8.87%
	Other	-0.02%	0.37%	0.00%
	Technology	-0.13%	34.26%	34.34%

	2 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Healthcare	-1.04%	16.83%	17.13%
	Consumer	-0.96%	23.83%	24.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Research Team.

Janus Investment Fund	3

Janus Research Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	5.1%
Amazon.com Inc
Internet & Direct Marketing Retail	3.4%
Microsoft Corp
Software	3.3%
Facebook Inc
Internet Software & Services	2.9%
Apple Inc
Technology Hardware, Storage & Peripherals	2.9%
17.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.5%
Investment Companies	0.4%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Research Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.55%	12.86%	12.44%	8.24%	10.69%	1.04%
Class A Shares at MOP	1.37%	6.37%	11.11%	7.60%	10.42%
Class C Shares at NAV	7.17%	12.08%	11.62%	7.41%	9.92%	1.81%
Class C Shares at CDSC	6.17%	11.08%	11.62%	7.41%	9.92%
Class D Shares(1)	7.64%	13.07%	12.67%	8.47%	10.93%	0.85%
Class I Shares	7.69%	13.15%	12.76%	8.41%	10.90%	0.77%
Class N Shares	7.75%	13.24%	12.59%	8.41%	10.90%	0.68%
Class R Shares	7.61%	12.37%	12.11%	7.94%	10.44%	1.44%
Class S Shares	7.47%	12.71%	12.30%	8.07%	10.54%	1.18%
Class T Shares	7.61%	12.99%	12.59%	8.41%	10.90%	0.94%
Russell 1000 Growth Index	10.01%	15.76%	13.32%	9.13%	8.88%
S&P 500 Index	10.12%	17.17%	13.30%	7.51%	9.41%
Morningstar Quartile - Class T Shares	-	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	1,118/1,506	432/1,394	389/1,172	40/468

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratios for Class R Shares are estimated.

Janus Investment Fund	5

Janus Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on January 27, 2017. Performance shown for periods prior to December 31, 2016, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)*	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,075.50	$4.66	$1,000.00	$1,020.44	$4.53	0.90%
Class C Shares	$1,000.00	$1,071.70	$8.21	$1,000.00	$1,017.00	$8.00	1.59%
Class D Shares	$1,000.00	$1,076.40	$3.62	$1,000.00	$1,021.44	$3.53	0.70%
Class I Shares	$1,000.00	$1,076.90	$3.26	$1,000.00	$1,021.79	$3.18	0.63%
Class N Shares	$1,000.00	$1,077.50	$2.85	$1,000.00	$1,022.19	$2.77	0.55%
Class R Shares	$1,000.00	$1,040.70	$2.33	$1,000.00	$1,018.45	$6.54	1.30%
Class S Shares	$1,000.00	$1,074.70	$5.38	$1,000.00	$1,019.75	$5.24	1.04%
Class T Shares	$1,000.00	$1,076.10	$4.04	$1,000.00	$1,021.04	$3.93	0.78%
*

Actual Expenses Paid During Period for Class R Shares reflect only the inception period for the Fund (January 27, 2017 to March 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 64/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Research Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 99.5%
Aerospace & Defense – 2.3%
General Dynamics Corp	.314,538	$58,881,514
Northrop Grumman Corp	150,107	35,701,449
Teledyne Technologies Inc*	95,681	12,099,819
		106,682,782
Airlines – 1.1%
United Continental Holdings Inc*	732,001	51,708,551
Auto Components – 1.0%
Delphi Automotive PLC	573,233	46,139,524
Beverages – 2.0%
Coca-Cola Co	2,133,020	90,525,369
Biotechnology – 6.4%
Alder Biopharmaceuticals Inc*	727,694	15,136,035
Amgen Inc	491,162	80,584,949
Biogen Inc*	229,979	62,880,858
Celgene Corp*	585,847	72,896,942
Regeneron Pharmaceuticals Inc*	149,714	58,015,672
		289,514,456
Building Products – 0.7%
AO Smith Corp	655,991	33,560,500
Capital Markets – 1.8%
Blackstone Group LP	641,965	19,066,360
Intercontinental Exchange Inc	518,156	31,022,000
TD Ameritrade Holding Corp	849,587	33,014,951
		83,103,311
Chemicals – 2.1%
Air Products & Chemicals Inc	428,032	57,908,449
Monsanto Co	334,980	37,919,736
		95,828,185
Communications Equipment – 0.6%
CommScope Holding Co Inc*	688,849	28,731,892
Construction Materials – 1.2%
Vulcan Materials Co	468,086	56,395,001
Consumer Finance – 0.5%
Synchrony Financial	720,703	24,720,113
Containers & Packaging – 1.0%
Sealed Air Corp	1,008,502	43,950,517
Diversified Consumer Services – 0.8%
ServiceMaster Global Holdings Inc*	901,469	37,636,331
Electrical Equipment – 2.0%
AMETEK Inc	899,593	48,649,989
Sensata Technologies Holding NV*	974,515	42,557,070
		91,207,059
Electronic Equipment, Instruments & Components – 1.8%
Amphenol Corp	772,070	54,948,222
Flex Ltd*	1,569,328	26,364,710
		81,312,932
Equity Real Estate Investment Trusts (REITs) – 2.3%
American Tower Corp	665,440	80,877,578
Simon Property Group Inc	127,115	21,867,593
		102,745,171
Food & Staples Retailing – 2.6%
Costco Wholesale Corp	452,114	75,814,997
Kroger Co	1,400,144	41,290,247
		117,105,244
Food Products – 0.8%
Hershey Co	338,495	36,980,579
Health Care Equipment & Supplies – 1.6%
Boston Scientific Corp*	1,969,591	48,983,728

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Research Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Cooper Cos Inc	.122,168	$24,420,162
		73,403,890
Health Care Providers & Services – 2.8%
Aetna Inc	484,908	61,850,015
Envision Healthcare Corp*	321,825	19,734,309
Universal Health Services Inc	363,857	45,282,004
		126,866,328
Health Care Technology – 1.0%
athenahealth Inc*	388,011	43,724,960
Hotels, Restaurants & Leisure – 3.6%
Aramark	1,046,332	38,578,261
Dunkin' Brands Group Inc	652,393	35,672,849
Norwegian Cruise Line Holdings Ltd*	474,994	24,096,446
Starbucks Corp	1,155,905	67,493,293
		165,840,849
Information Technology Services – 4.9%
Amdocs Ltd	528,113	32,209,612
Gartner Inc*	221,723	23,943,867
Mastercard Inc	654,638	73,627,136
Visa Inc	1,052,248	93,513,280
		223,293,895
Insurance – 0.6%
Progressive Corp	647,044	25,351,184
Internet & Direct Marketing Retail – 4.5%
Amazon.com Inc*	174,952	155,101,945
Priceline Group Inc*	28,425	50,595,647
		205,697,592
Internet Software & Services – 8.7%
Alphabet Inc - Class C*	281,923	233,872,034
CoStar Group Inc*	131,843	27,320,506
Facebook Inc	940,454	133,591,491
		394,784,031
Leisure Products – 0.7%
Polaris Industries Inc	381,501	31,969,784
Life Sciences Tools & Services – 0.7%
Thermo Fisher Scientific Inc	214,877	33,005,107
Machinery – 1.1%
Illinois Tool Works Inc	382,351	50,650,037
Media – 4.3%
Comcast Corp	2,460,473	92,489,180
Walt Disney Co	921,830	104,526,304
		197,015,484
Oil, Gas & Consumable Fuels – 0.6%
Anadarko Petroleum Corp	200,613	12,438,006
Antero Resources Corp*	212,775	4,853,398
Enterprise Products Partners LP	387,869	10,709,063
		28,000,467
Personal Products – 1.2%
Estee Lauder Cos Inc	668,653	56,695,088
Pharmaceuticals – 4.4%
Allergan PLC	236,804	56,577,212
Eli Lilly & Co	1,006,245	84,635,267
Jazz Pharmaceuticals PLC*	194,356	28,206,886
Pfizer Inc	857,483	29,334,493
		198,753,858
Professional Services – 1.2%
Equifax Inc	171,961	23,513,947

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Research Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Professional Services – (continued)
Verisk Analytics Inc*	.363,765	$29,515,892
		53,029,839
Road & Rail – 1.5%
CSX Corp	1,510,660	70,321,223
Semiconductor & Semiconductor Equipment – 1.8%
Microchip Technology Inc	457,617	33,762,982
Texas Instruments Inc	570,129	45,929,592
		79,692,574
Software – 11.3%
Activision Blizzard Inc	1,244,872	62,069,318
Adobe Systems Inc*	628,893	81,837,846
Cadence Design Systems Inc*	1,347,779	42,320,261
Microsoft Corp	2,312,406	152,295,059
salesforce.com Inc*	852,918	70,357,206
SS&C Technologies Holdings Inc	639,425	22,635,645
Tyler Technologies Inc*	285,038	44,055,473
Ultimate Software Group Inc*	205,272	40,071,147
		515,641,955
Specialty Retail – 3.7%
AutoZone Inc*	56,722	41,012,842
L Brands Inc	449,412	21,167,305
Lowe's Cos Inc	881,390	72,459,072
Tractor Supply Co	515,834	35,577,071
		170,216,290
Technology Hardware, Storage & Peripherals – 2.9%
Apple Inc	914,203	131,334,403
Textiles, Apparel & Luxury Goods – 2.0%
Carter's Inc	273,203	24,533,629
NIKE Inc	1,193,301	66,502,665
		91,036,294
Tobacco – 2.4%
Altria Group Inc	1,522,386	108,728,808
Wireless Telecommunication Services – 1.0%
T-Mobile US Inc*	693,890	44,818,355
Total Common Stocks (cost $3,343,952,456)		4,537,719,812
Investment Companies – 0.4%
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $17,853,000)	17,853,000	17,853,000
Total Investments (total cost $3,361,805,456) – 99.9%		4,555,572,812
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		2,829,984
Net Assets – 100%		$4,558,402,796

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	30,718,000	264,783,634	(277,648,634)	17,853,000	$—	$24,846	$17,853,000

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$4,537,719,812	$-	$-
Investment Companies	-	17,853,000	-
Total Assets	$4,537,719,812	$17,853,000	$-

Janus Investment Fund	11

Janus Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Assets:
Investments, at cost	$3,361,805,456
Unaffiliated investments, at value	4,537,719,812
Affiliated investments, at value	17,853,000
Cash	575
Non-interested Trustees' deferred compensation	86,050
Receivables:
Fund shares sold	16,138,237
Dividends	2,975,047
Investments sold	169,412
Dividends from affiliates	474
Other assets	1,601,954
Total Assets	4,576,544,561
Liabilities:
Payables:	—
Fund shares repurchased	14,870,338
Advisory fees	2,083,780
Transfer agent fees and expenses	736,722
Non-interested Trustees' deferred compensation fees	86,050
Fund administration fees	39,233
Non-interested Trustees' fees and expenses	32,930
12b-1 Distribution and shareholder servicing fees	22,595
Professional fees	19,119
Custodian fees	11,486
Accrued expenses and other payables	239,512
Total Liabilities	18,141,765
Net Assets	$4,558,402,796

See Notes to Financial Statements.

12	MARCH 31, 2017

Janus Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,191,136,245
Undistributed net investment income/(loss)	10,537,965
Undistributed net realized gain/(loss) from investments	162,945,627
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	1,193,782,959
Total Net Assets	$4,558,402,796
Net Assets - Class A Shares	$17,218,126
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	398,658
Net Asset Value Per Share(1)	$43.19
Maximum Offering Price Per Share(2)	$45.82
Net Assets - Class C Shares	$19,570,087
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	474,992
Net Asset Value Per Share(1)	$41.20
Net Assets - Class D Shares	$2,651,806,549
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,940,976
Net Asset Value Per Share	$43.51
Net Assets - Class I Shares	$254,462,839
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,856,346
Net Asset Value Per Share	$43.45
Net Assets - Class N Shares	$215,263,816
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,953,121
Net Asset Value Per Share	$43.46
Net Assets - Class R Shares	$52,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,196
Net Asset Value Per Share	$43.48
Net Assets - Class S Shares	$4,591,146
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	107,572
Net Asset Value Per Share	$42.68
Net Assets - Class T Shares	$1,395,438,227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,065,437
Net Asset Value Per Share	$43.52

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017(1)

Investment Income:
Dividends	$26,700,607
Dividends from affiliates	24,846
Other income	56
Total Investment Income	26,725,509
Expenses:
Advisory fees	11,416,809
12b-1Distribution and shareholder servicing fees:
Class A Shares	28,317
Class C Shares	87,798
Class R Shares	43
Class S Shares	5,419
Transfer agent administrative fees and expenses:
Class D Shares	1,537,605
Class R Shares	23
Class S Shares	5,419
Class T Shares	1,755,871
Transfer agent networking and omnibus fees:
Class A Shares	11,942
Class C Shares	10,427
Class I Shares	101,979
Other transfer agent fees and expenses:
Class A Shares	1,398
Class C Shares	1,263
Class D Shares	287,122
Class I Shares	5,383
Class N Shares	2,869
Class S Shares	26
Class T Shares	6,600
Shareholder reports expense	340,983
Fund administration fees	211,631
Non-interested Trustees’ fees and expenses	70,665
Registration fees	64,861
Professional fees	43,034
Custodian fees	33,445
Other expenses	163,442
Total Expenses	16,194,374
Less: Excess Expense Reimbursement	(86,263)
Net Expenses	16,108,111
Net Investment Income/(Loss)	10,617,398
Net Realized Gain/(Loss) on Investments:
Investments	223,291,079
Total Net Realized Gain/(Loss) on Investments	223,291,079
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	93,985,554
Total Change in Unrealized Net Appreciation/Depreciation	93,985,554
Net Increase/(Decrease) in Net Assets Resulting from Operations	$327,894,031

(1) Period from January 27, 2017 (inception date) through March 31, 2017 for Class R Shares.

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$10,617,398	$11,232,757
Net realized gain/(loss) on investments	223,291,079	175,307,547
Change in unrealized net appreciation/depreciation	93,985,554	218,380,604
Net Increase/(Decrease) in Net Assets Resulting from Operations	327,894,031	404,920,908
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(122,069)
Class C Shares	—	(21,740)
Class D Shares	(6,950,874)	(10,788,614)
Class I Shares	(852,802)	(1,346,117)
Class N Shares	(847,952)	(779,865)
Class S Shares	(4,408)	(6,773)
Class T Shares	(2,537,979)	(5,807,346)
Total Dividends from Net Investment Income	(11,194,015)	(18,872,524)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,198,852)	(2,852,830)
Class C Shares	(1,006,750)	(1,646,583)
Class D Shares	(128,483,073)	(222,221,592)
Class I Shares	(12,211,364)	(23,266,664)
Class N Shares	(9,860,121)	(12,122,263)
Class S Shares	(222,925)	(210,332)
Class T Shares	(71,853,995)	(134,622,735)
Total Distributions from Net Realized Gain from Investment Transactions	(224,837,080)	(396,942,999)
Net Decrease from Dividends and Distributions to Shareholders	(236,031,095)	(415,815,523)
Capital Share Transactions:
Class A Shares	(12,297,696)	313,000
Class C Shares	(308,743)	3,739,139
Class D Shares	20,458,980	91,211,155
Class I Shares	10,897,505	(8,096,890)
Class N Shares	13,535,837	68,878,332
Class R Shares	50,000	N/A
Class S Shares	202,863	2,703,721
Class T Shares	(98,908,178)	(36,150,200)
Net Increase/(Decrease) from Capital Share Transactions	(66,369,432)	122,598,257
Net Increase/(Decrease) in Net Assets	25,493,504	111,703,642
Net Assets:
Beginning of period	4,532,909,292	4,421,205,650
End of period	$4,558,402,796	$4,532,909,292

Undistributed Net Investment Income/(Loss)	$10,537,965	$11,114,582

(1) Period from January 27, 2017 (inception date) through March 31, 2017 for Class R Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$42.31	$42.48	$46.48		$39.09	$31.97	$25.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.03(1)	0.11(1)		0.11(1)	0.19	0.10
Net realized and unrealized gain/(loss)	2.99	3.80	2.07		7.55	7.09	6.22
Total from Investment Operations	3.05	3.83	2.18		7.66	7.28	6.32
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.16)	(0.02)		(0.14)	(0.16)	(0.20)
Distributions (from capital gains)	(2.17)	(3.84)	(6.16)		(0.13)	—	—
Total Dividends and Distributions	(2.17)	(4.00)	(6.18)		(0.27)	(0.16)	(0.20)
Net Asset Value, End of Period	$43.19	$42.31	$42.48		$46.48	$39.09	$31.97
Total Return*	7.55%	9.24%	4.83%		19.68%	22.86%	24.59%
Net Assets, End of Period (in thousands)	$17,218	$29,215	$29,202		$15,851	$16,229	$13,144
Average Net Assets for the Period (in thousands)	$23,159	$31,952	$22,816		$18,486	$13,861	$12,582
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	1.04%	1.10%		0.93%	0.96%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	1.04%	1.10%		0.93%	0.96%	1.09%
Ratio of Net Investment Income/(Loss)	0.28%	0.08%	0.25%		0.25%	0.62%	0.35%
Portfolio Turnover Rate	26%	38%	45%		44%	45%	64%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$40.60	$41.07	$45.41	$38.35	$31.45	$25.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(1)	(0.25)(1)	(0.22)(1)	(0.21)(1)	(0.07)	(0.06)
Net realized and unrealized gain/(loss)	2.85	3.67	2.04	7.40	6.97	6.08
Total from Investment Operations	2.77	3.42	1.82	7.19	6.90	6.02
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	—	—	—	(0.06)
Distributions (from capital gains)	(2.17)	(3.84)	(6.16)	(0.13)	—	—
Total Dividends and Distributions	(2.17)	(3.89)	(6.16)	(0.13)	—	(0.06)
Net Asset Value, End of Period	$41.20	$40.60	$41.07	$45.41	$38.35	$31.45
Total Return*	7.17%	8.49%	4.08%	18.78%	21.94%	23.64%
Net Assets, End of Period (in thousands)	$19,570	$19,591	$16,072	$3,509	$2,498	$2,028
Average Net Assets for the Period (in thousands)	$19,000	$18,979	$9,187	$3,091	$2,130	$1,635
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.59%	1.74%	1.82%	1.67%	1.72%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%	1.74%	1.82%	1.67%	1.72%	1.82%
Ratio of Net Investment Income/(Loss)	(0.40)%	(0.62)%	(0.51)%	(0.48)%	(0.14)%	(0.38)%
Portfolio Turnover Rate	26%	38%	45%	44%	45%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$42.69	$42.76	$46.82	$39.34	$32.19	$25.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.11(1)	0.21(1)	0.21(1)	0.27	0.17
Net realized and unrealized gain/(loss)	3.01	3.85	2.05	7.59	7.13	6.25
Total from Investment Operations	3.11	3.96	2.26	7.80	7.40	6.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.19)	(0.16)	(0.19)	(0.25)	(0.20)
Distributions (from capital gains)	(2.17)	(3.84)	(6.16)	(0.13)	—	—
Total Dividends and Distributions	(2.29)	(4.03)	(6.32)	(0.32)	(0.25)	(0.20)
Net Asset Value, End of Period	$43.51	$42.69	$42.76	$46.82	$39.34	$32.19
Total Return*	7.64%	9.48%	5.00%	19.93%	23.16%	24.83%
Net Assets, End of Period (in thousands)	$2,651,807	$2,576,037	$2,487,683	$2,469,614	$2,159,347	$1,878,272
Average Net Assets for the Period (in thousands)	$2,568,663	$2,557,161	$2,639,279	$2,383,927	$1,995,191	$1,825,046
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.85%	0.92%	0.72%	0.74%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.85%	0.92%	0.72%	0.74%	0.86%
Ratio of Net Investment Income/(Loss)	0.50%	0.27%	0.46%	0.47%	0.85%	0.58%
Portfolio Turnover Rate	26%	38%	45%	44%	45%	64%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$42.65	$42.72	$46.80	$39.33	$32.18	$25.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.15(1)	0.25(1)	0.24(1)	0.30	0.21
Net realized and unrealized gain/(loss)	3.00	3.84	2.05	7.58	7.13	6.23
Total from Investment Operations	3.12	3.99	2.30	7.82	7.43	6.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.22)	(0.22)	(0.22)	(0.28)	(0.23)
Distributions (from capital gains)	(2.17)	(3.84)	(6.16)	(0.13)	—	—
Total Dividends and Distributions	(2.32)	(4.06)	(6.38)	(0.35)	(0.28)	(0.23)
Net Asset Value, End of Period	$43.45	$42.65	$42.72	$46.80	$39.33	$32.18
Total Return*	7.69%	9.58%	5.09%	19.99%	23.28%	24.95%
Net Assets, End of Period (in thousands)	$254,463	$238,408	$249,202	$196,908	$139,452	$101,806
Average Net Assets for the Period (in thousands)	$241,965	$252,487	$241,355	$149,173	$128,180	$109,409
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.77%	0.83%	0.65%	0.64%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.77%	0.83%	0.65%	0.64%	0.78%
Ratio of Net Investment Income/(Loss)	0.57%	0.35%	0.54%	0.54%	0.91%	0.67%
Portfolio Turnover Rate	26%	38%	45%	44%	45%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$42.67	$42.75	$46.82	$39.32	$32.19	$29.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.18(2)	0.27(2)	0.28(2)	0.34	0.06
Net realized and unrealized gain/(loss)	3.01	3.83	2.08	7.59	7.12	2.30
Total from Investment Operations	3.15	4.01	2.35	7.87	7.46	2.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.25)	(0.26)	(0.24)	(0.33)	—
Distributions (from capital gains)	(2.17)	(3.84)	(6.16)	(0.13)	—	—
Total Dividends and Distributions	(2.36)	(4.09)	(6.42)	(0.37)	(0.33)	—
Net Asset Value, End of Period	$43.46	$42.67	$42.75	$46.82	$39.32	$32.19
Total Return*	7.75%	9.61%	5.21%	20.14%	23.37%	7.91%
Net Assets, End of Period (in thousands)	$215,264	$197,218	$127,816	$66,011	$44,056	$43,412
Average Net Assets for the Period (in thousands)	$200,647	$159,160	$93,427	$57,271	$47,040	$33,804
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.68%	0.76%	0.55%	0.56%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.68%	0.76%	0.55%	0.56%	0.56%
Ratio of Net Investment Income/(Loss)	0.65%	0.43%	0.59%	0.63%	1.03%	0.81%
Portfolio Turnover Rate	26%	38%	45%	44%	45%	64%

Class R Shares
For a share outstanding during the period ended March 31 (unaudited)	2017(3)
Net Asset Value, Beginning of Period	$41.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	1.68
Total from Investment Operations	1.70
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$43.48
Total Return*	4.07%
Net Assets, End of Period (in thousands)	$52
Average Net Assets for the Period (in thousands)	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%
Ratio of Net Investment Income/(Loss)	0.21%
Portfolio Turnover Rate	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from January 27, 2017 (inception date) through March 31, 2017.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$41.91	$42.12	$46.19	$38.96	$31.88	$25.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	(0.03)(1)	0.12(1)	0.05(1)	0.18	0.06
Net realized and unrealized gain/(loss)	2.95	3.78	1.97	7.52	7.05	6.21
Total from Investment Operations	2.98	3.75	2.09	7.57	7.23	6.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.12)	—(2)	(0.21)	(0.15)	(0.21)
Distributions (from capital gains)	(2.17)	(3.84)	(6.16)	(0.13)	—	—
Total Dividends and Distributions	(2.21)	(3.96)	(6.16)	(0.34)	(0.15)	(0.21)
Net Asset Value, End of Period	$42.68	$41.91	$42.12	$46.19	$38.96	$31.88
Total Return*	7.47%	9.09%	4.66%	19.53%	22.77%	24.41%
Net Assets, End of Period (in thousands)	$4,591	$4,305	$1,563	$3,059	$839	$538
Average Net Assets for the Period (in thousands)	$4,343	$2,985	$2,147	$2,593	$724	$511
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.18%	1.23%	1.06%	1.06%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.17%	1.23%	1.06%	1.06%	1.20%
Ratio of Net Investment Income/(Loss)	0.15%	(0.07)%	0.26%	0.12%	0.49%	0.24%
Portfolio Turnover Rate	26%	38%	45%	44%	45%	64%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$42.67	$42.76	$46.80	$39.33	$32.17	$25.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.08(1)	0.18(1)	0.17(1)	0.28	0.16
Net realized and unrealized gain/(loss)	3.01	3.84	2.06	7.60	7.10	6.23
Total from Investment Operations	3.10	3.92	2.24	7.77	7.38	6.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.17)	(0.12)	(0.17)	(0.22)	(0.16)
Distributions (from capital gains)	(2.17)	(3.84)	(6.16)	(0.13)	—	—
Total Dividends and Distributions	(2.25)	(4.01)	(6.28)	(0.30)	(0.22)	(0.16)
Net Asset Value, End of Period	$43.52	$42.67	$42.76	$46.80	$39.33	$32.17
Total Return*	7.61%	9.38%	4.94%	19.85%	23.06%	24.74%
Net Assets, End of Period (in thousands)	$1,395,438	$1,468,135	$1,509,667	$1,505,253	$1,336,614	$1,349,917
Average Net Assets for the Period (in thousands)	$1,409,235	$1,516,188	$1,622,384	$1,466,282	$1,323,849	$1,339,538
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.94%	1.00%	0.80%	0.81%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.93%	0.99%	0.80%	0.80%	0.95%
Ratio of Net Investment Income/(Loss)	0.42%	0.19%	0.40%	0.39%	0.80%	0.49%
Portfolio Turnover Rate	26%	38%	45%	44%	45%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

20	MARCH 31, 2017

Janus Research Fund

Notes to Financial Statements (unaudited)

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	21

Janus Research Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this

22	MARCH 31, 2017

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Notes to Financial Statements (unaudited)

support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases

Janus Investment Fund	23

Janus Research Fund

Notes to Financial Statements (unaudited)

or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.51%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may

24	MARCH 31, 2017

Janus Research Fund

Notes to Financial Statements (unaudited)

keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until

Janus Investment Fund	25

Janus Research Fund

Notes to Financial Statements (unaudited)

distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $3,558.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,834.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $32,505,009 in sales, resulting in a net realized loss of $14,046,281. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

26	MARCH 31, 2017

Janus Research Fund

Notes to Financial Statements (unaudited)

As of March 31, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class R Shares	100	-*
Class S Shares	-	-
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,365,471,494	$1,253,229,278	$(63,127,960)	$ 1,190,101,318

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Janus Research Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	62,732	$ 2,626,633	306,521	$ 12,760,768
Reinvested dividends and distributions	28,856	1,165,481	70,667	2,922,788
Shares repurchased	(383,412)	(16,089,810)	(374,145)	(15,370,556)
Net Increase/(Decrease)	(291,824)	$(12,297,696)	3,043	$ 313,000
Class C Shares:
Shares sold	53,546	$ 2,143,003	189,835	$ 7,588,770
Reinvested dividends and distributions	22,914	884,495	38,453	1,533,888
Shares repurchased	(84,054)	(3,336,241)	(137,059)	(5,383,519)
Net Increase/(Decrease)	(7,594)	$ (308,743)	91,229	$ 3,739,139
Class D Shares:
Shares sold	722,390	$ 30,516,383	1,856,565	$ 77,977,124
Reinvested dividends and distributions	3,247,334	132,069,063	5,468,037	227,798,409
Shares repurchased	(3,376,132)	(142,126,466)	(5,149,379)	(214,564,378)
Net Increase/(Decrease)	593,592	$ 20,458,980	2,175,223	$ 91,211,155
Class I Shares:
Shares sold	1,512,486	$ 63,730,513	2,435,595	$101,456,355
Reinvested dividends and distributions	265,648	10,785,312	497,985	20,711,207
Shares repurchased	(1,511,954)	(63,618,320)	(3,176,437)	(130,264,452)
Net Increase/(Decrease)	266,180	$ 10,897,505	(242,857)	$ (8,096,890)
Class N Shares:
Shares sold	507,236	$ 21,228,514	2,095,976	$ 87,932,709
Reinvested dividends and distributions	263,746	10,708,073	310,147	12,902,128
Shares repurchased	(439,565)	(18,400,750)	(774,580)	(31,956,505)
Net Increase/(Decrease)	331,417	$ 13,535,837	1,631,543	$ 68,878,332
Class R Shares:
Shares sold	1,196	$ 50,000	N/A	N/A
Reinvested dividends and distributions	-	-	N/A	N/A
Shares repurchased	-	-	N/A	N/A
Net Increase/(Decrease)	1,196	$ 50,000	N/A	N/A
Class S Shares:
Shares sold	25,171	$ 1,040,966	96,190	$ 3,932,130
Reinvested dividends and distributions	5,693	227,333	5,294	217,105
Shares repurchased	(26,014)	(1,065,436)	(35,873)	(1,445,514)
Net Increase/(Decrease)	4,850	$ 202,863	65,611	$ 2,703,721
Class T Shares:
Shares sold	1,184,490	$ 50,051,470	3,487,723	$146,436,273
Reinvested dividends and distributions	1,796,202	73,069,484	3,321,838	138,420,993
Shares repurchased	(5,325,017)	(222,029,132)	(7,707,414)	(321,007,466)
Net Increase/(Decrease)	(2,344,325)	$(98,908,178)	(897,853)	$ (36,150,200)
(1)	Period from January 27, 2017 (inception date) through March 31, 2017 for Class R Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,164,240,095	$1,456,950,951	$ -	$ -

28	MARCH 31, 2017

Janus Research Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Investment Fund	29

Janus Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund

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has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it

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Additional Information (unaudited)

does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Research Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund

46	MARCH 31, 2017

Janus Research Fund

Additional Information (unaudited)

investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	47

Janus Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

48	MARCH 31, 2017

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	49

Janus Research Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Janus Research Fund

Notes

NotesPage3

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93053 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Triton Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Triton Fund

Janus Triton Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a fundamentally driven investment process, focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages, will drive outperformance relative to our benchmark and peers over time. Identifying small-cap companies with the potential to grow into the mid-cap space, allows us the flexibility to hold our positions and capture a longer growth period in a company's life cycle.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE

Janus Triton Fund’s Class I Shares returned 7.98% over the six-month period ended March 31, 2017. The Fund’s primary benchmark, the Russell 2500 Growth Index, returned 9.01% during the period. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 9.11%.

INVESTMENT ENVIRONMENT

U.S. small- and mid-cap equities enjoyed strong returns during the six-month period. Stocks rallied after the November U.S. presidential election as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Small-cap stocks enjoyed particularly large gains as investors sought exposure to areas of the market perceived to benefit most from Trump’s policies. Economic data suggested global economic growth was returning and also played a role in helping boost equities. While stocks ended the period with strong returns, the euphoria that sent small-cap stocks soaring after Donald Trump’s election win eventually faded. Flows into small-cap exchange-traded funds slowed in the first quarter of 2017, and company-specific fundamentals began to drive stock performance again toward the end of the period.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the Russell 2500 Growth Index, and also its secondary benchmark, the Russell 2000 Growth Index, during the period. We take a high-quality approach to investing in small caps, focusing on companies we believe have more predictable, growing revenue streams. The companies we favor typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. Many times these companies are defined by sustainable competitive advantages such as high barriers to entry in their respective industry or a differentiated product or service that gives them pricing power, helping the company grow in a variety of market and economic environments.

Given our high-quality approach, we expect the bulk of our relative outperformance to come in weak or uncertain market environments, when the stability of the businesses we invest in is more appreciated, or in environments in which stock selection is the primary driver of returns. In our view, this approach can lead to relative outperformance over full market cycles. While we were disappointed to underperform the benchmark during the recent six-month period, the sharp market rally after the November election was not our ideal market backdrop for relative outperformance, as many companies we view as economically dependent or lower quality outperformed. However, we were pleased to gain ground on the benchmark in the first quarter when the euphoria that drove stocks after the election faded and companies with durable growth profiles were more appreciated by the market.

Our stock selection in the health care sector detracted from relative performance. We owned a couple of companies that produced disappointing results during the period and those holdings had an outsized effect on performance. Endologix was our largest detractor. The company announced a delay for its device that assists in surgeries of abdominal aortic aneurysms. The product delays have been disappointing, and we sold the stock during the period.

Puma Biotechnology was another detractor within the sector. The stock fell after the company announced disappointing new clinical results that showed stubbornly high incidence rates of diarrhea with the use of its breast cancer treatment, Neratinib, even when combined with anti-diarrheal medication. We continue to hold the stock, however. Despite the setback, we believe the ultimate market size of the drug is not reflected in its stock price.

Outside the health care sector, Sally Beauty Holdings was a top detractor. Sluggish sales trends for the salon

Janus Investment Fund	1

Janus Triton Fund (unaudited)(closed to certain new investors)

product retailer have generally been a drag on the stock, and reinvestments in the company’s stores haven’t spurred as big an increase in same store sales as the market may have anticipated. We continue to like many aspects of the business, however. Sally Beauty has a broader selection and better quality beauty products than mass market retailers, but also sells its products at attractive price points below the highest end beauty product retailers. We also like that beauty and hair products are generally lower cost luxuries that are more economically resilient than other luxury products. Finally, over 40% of Sally Beauty’s sales are a distribution business targeted to the professional salon segment and should be more defensible than the retail business.

While the stocks mentioned above disappointed during the period we were pleased by the results of many other companies in the portfolio. HEICO Corp. was our largest contributor to performance. Strong earnings have continued to drive the stock higher, and we continue to have a positive long-term outlook for the company. HEICO is the largest manufacturer of PMA parts (OEM equivalent parts manufactured by a third party). Like the OEM parts, PMA parts require Federal Aviation Administration (FAA) approval and are equivalent to the OEM parts on key specifications, but generally sell for less. Both the technical expertise required to manufacture these highly engineered, mission-critical parts and the FAA approval are high barriers to entry for HEICO’s potential competitors. Further, we like the recurring revenue streams associated with HEICO’s aftermarket business.

Masimo was another large contributor. Our thesis on the medical technology company has been that its patient monitoring devices offered differentiated product technology to hospitals and doctors and that the company could significantly grow market share in the coming years. We’ve largely seen this thesis play out, as the stock has risen on the heels of strong earnings results in recent quarters. We trimmed our position in the company as it approached our valuation target during the six-month period.

Cadence Design Systems was also a large contributor. Better-than-expected earnings and positive guidance for 2017 helped lift the stock in the first quarter. We continue to like the company’s competitive position as one of only two companies that specialize in semiconductor design software, which has become increasingly important as semiconductors continue to grow more complex.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Heading into the second quarter, we’re cautious about the return profile of small-cap stocks. In our view, the market seems to have priced in a lot of good news rather quickly. The corporate tax cuts, infrastructure spending and deregulation promised by the Trump administration would indeed benefit corporate earnings, but these changes don’t happen overnight. In fact, we think the certainty of any of these events is much less than it was just four months ago. Yet small-cap valuations, which sit roughly within the top quintile of historical levels, seem to reflect that all these changes are just around the corner. With valuations somewhat extended, companies are going to need to demonstrate true earnings growth to sustain the positive tenor in the market.

We think our portfolio is well positioned for this environment. As we highlight above, we typically seek companies that have demonstrated a more established track record of earnings growth. Many of these companies have recurring revenue streams or offer products and services that are essential to their underlying customers. These companies should be able to keep demonstrating the earnings growth the market will look for.

We have made a few marginal changes within the portfolio, increasing our exposure to a couple of industrial companies that serve the energy sector. Most of our industrial companies serve less cyclical end markets and as a group, we believe the earnings profile of our industrial holdings is much less dependent on a strong economy to drive earnings growth than the industrial sector of our benchmark. But we believe the Trump administration will focus on domestic energy production, and a more stable oil market could encourage capital spending and benefit the industrial companies we have added. These changes are modest, however. As we look across the broader portfolio, we are confident we are well positioned for a market backdrop that demands earnings growth for further stock price appreciation.

Thank you for your investment in Janus Triton Fund.

2	MARCH 31, 2017

Janus Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	HEICO Corp	0.43%	Endologix Inc	-0.35%
	Masimo Corp	0.43%	Sally Beauty Holdings Inc	-0.32%
	Cadence Design Systems Inc	0.42%	Puma Biotechnology Inc	-0.31%
	CEB Inc	0.40%	Diplomat Pharmacy Inc	-0.26%
	Blackbaud Inc	0.39%	Novadaq Technologies Inc	-0.15%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	0.41%	19.74%	18.57%
	Real Estate	0.38%	1.51%	5.16%
	Financials	0.38%	8.02%	6.15%
	Energy	0.35%	1.44%	1.13%
	Consumer Staples	0.28%	2.40%	4.19%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.99%	16.80%	18.83%
	Consumer Discretionary	-0.84%	14.62%	16.82%
	Other**	-0.41%	5.06%	0.00%
	Materials	-0.18%	3.95%	6.70%
	Information Technology	-0.04%	26.46%	21.43%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Blackbaud Inc
Software	2.6%
SS&C Technologies Holdings Inc
Software	2.3%
Broadridge Financial Solutions Inc
Information Technology Services	2.1%
HEICO Corp
Aerospace & Defense	2.1%
Cadence Design Systems Inc
Software	2.0%
11.1%

Asset Allocation - (% of Net Assets)
Common Stocks	95.0%
Investment Companies	7.3%
Rights	0.0%
Warrants	0.0%
Other	(2.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Triton Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	7.76%	18.36%	12.72%	10.95%	12.24%	1.17%
Class A Shares at MOP(1)	1.57%	11.56%	11.39%	10.30%	11.69%
Class C Shares at NAV(1)	7.41%	17.57%	11.96%	10.18%	11.45%	1.82%
Class C Shares at CDSC(1)	6.41%	16.57%	11.96%	10.18%	11.45%
Class D Shares(1)	7.95%	18.70%	13.09%	11.23%	12.50%	0.83%
Class I Shares(1)	7.98%	18.77%	13.14%	11.15%	12.43%	0.78%
Class N Shares(1)	8.03%	18.91%	12.97%	11.15%	12.43%	0.68%
Class R Shares(1)	7.63%	18.02%	12.41%	10.60%	11.86%	1.44%
Class S Shares(1)	7.73%	18.25%	12.69%	10.84%	12.11%	1.18%
Class T Shares(1)	7.84%	18.59%	12.97%	11.15%	12.43%	0.93%
Russell 2500 Growth Index	9.01%	19.77%	12.17%	8.47%	9.14%
Russell 2000 Growth Index	9.11%	23.03%	12.10%	8.06%	8.54%
Morningstar Quartile - Class T Shares	-	4th	1st	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	582/702	71/624	8/549	6/518

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Triton Fund (unaudited)(closed to certain new investors)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Triton Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,077.60	$5.90	$1,000.00	$1,019.25	$5.74	1.14%
Class C Shares	$1,000.00	$1,074.10	$9.05	$1,000.00	$1,016.21	$8.80	1.75%
Class D Shares	$1,000.00	$1,079.50	$4.25	$1,000.00	$1,020.84	$4.13	0.82%
Class I Shares	$1,000.00	$1,079.80	$4.04	$1,000.00	$1,021.04	$3.93	0.78%
Class N Shares	$1,000.00	$1,080.30	$3.53	$1,000.00	$1,021.54	$3.43	0.68%
Class R Shares	$1,000.00	$1,076.30	$7.35	$1,000.00	$1,017.85	$7.14	1.42%
Class S Shares	$1,000.00	$1,077.30	$6.06	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$1,078.40	$4.77	$1,000.00	$1,020.34	$4.63	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Triton Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 95.0%
Aerospace & Defense – 3.9%
Aerovironment Inc*,£	.1,333,314	$37,372,791
HEICO Corp£	2,164,006	162,300,450
TASER International Inc*,#	1,156,812	26,363,745
Teledyne Technologies Inc*	604,679	76,467,706
		302,504,692
Auto Components – 0.5%
Visteon Corp*	409,821	40,141,967
Automobiles – 1.3%
Thor Industries Inc	1,035,194	99,513,199
Banks – 1.8%
PacWest Bancorp	1,383,632	73,692,240
SVB Financial Group*	371,030	69,044,973
		142,737,213
Beverages – 0.3%
Becle SAB de CV*	11,395,300	20,131,017
Biotechnology – 3.8%
ACADIA Pharmaceuticals Inc*,#	1,440,630	49,528,859
AMAG Pharmaceuticals Inc*	473,338	10,673,772
Amicus Therapeutics Inc*,#	2,261,912	16,127,433
Axovant Sciences Ltd*,#	921,144	13,761,891
Eagle Pharmaceuticals Inc/DE*,#	734,214	60,895,709
Heron Therapeutics Inc*,#	2,156,797	32,351,955
Ironwood Pharmaceuticals Inc*	3,049,863	52,030,663
Neurocrine Biosciences Inc*	823,768	35,669,154
Puma Biotechnology Inc*	768,155	28,575,366
		299,614,802
Building Products – 1.8%
AO Smith Corp	1,572,923	80,470,741
Trex Co Inc*	824,162	57,188,601
		137,659,342
Capital Markets – 6.3%
Eaton Vance Corp	1,352,226	60,796,081
FactSet Research Systems Inc	214,987	35,453,506
Financial Engines Inc	1,654,394	72,048,859
LPL Financial Holdings Inc	2,247,049	89,499,962
MarketAxess Holdings Inc	564,477	105,833,793
MSCI Inc	1,134,236	110,236,397
WisdomTree Investments Inc#	2,337,080	21,220,686
		495,089,284
Chemicals – 2.5%
HB Fuller Co	1,046,479	53,956,457
Sensient Technologies Corp	1,777,895	140,915,958
		194,872,415
Commercial Services & Supplies – 2.7%
Clean Harbors Inc*	916,705	50,987,132
Healthcare Services Group Inc	1,494,725	64,407,700
KAR Auction Services Inc	1,006,038	43,933,679
Rollins Inc	1,454,744	54,014,645
		213,343,156
Construction Materials – 0.9%
Summit Materials Inc	2,732,695	67,524,893
Containers & Packaging – 1.1%
Crown Holdings Inc*	1,631,067	86,364,998
Diversified Consumer Services – 1.8%
ServiceMaster Global Holdings Inc*	3,464,258	144,632,771
Electrical Equipment – 1.7%
EnerSys	969,697	76,547,881

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Triton Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Electrical Equipment – (continued)
Sensata Technologies Holding NV*	.1,288,655	$56,275,564
		132,823,445
Electronic Equipment, Instruments & Components – 2.8%
Belden Inc	1,705,695	118,017,037
National Instruments Corp	1,000,412	32,573,415
OSI Systems Inc*,£	936,744	68,372,945
		218,963,397
Energy Equipment & Services – 0.4%
Dril-Quip Inc*	645,459	35,209,788
Equity Real Estate Investment Trusts (REITs) – 1.0%
Lamar Advertising Co	1,038,889	77,646,564
Food & Staples Retailing – 0.7%
Casey's General Stores Inc	496,465	55,728,196
Food Products – 0.7%
AdvancePierre Foods Holdings Inc	1,831,379	57,084,083
Health Care Equipment & Supplies – 6.4%
DexCom Inc*	498,849	42,267,476
Glaukos Corp*	484,429	24,851,208
Globus Medical Inc*	1,272,546	37,692,813
ICU Medical Inc*	255,555	39,023,248
Integra LifeSciences Holdings Corp*	1,317,183	55,492,920
Masimo Corp*	18,341	1,710,482
Merit Medical Systems Inc*,£	1,496,930	43,261,277
Novadaq Technologies Inc*,#	2,802,215	21,829,255
Quidel Corp*	1,023,034	23,161,490
STERIS PLC	1,826,136	126,843,407
Teleflex Inc	437,273	84,712,898
		500,846,474
Health Care Providers & Services – 1.4%
Diplomat Pharmacy Inc*,#	1,573,238	25,093,146
HealthEquity Inc*	1,270,291	53,923,853
Premier Inc*	888,914	28,294,133
		107,311,132
Health Care Technology – 0.7%
athenahealth Inc*	512,858	57,793,968
Hotels, Restaurants & Leisure – 4.1%
Dunkin' Brands Group Inc	1,128,430	61,702,552
Jack in the Box Inc	451,703	45,947,229
Playa Hotels & Resorts NV*	2,404,533	25,247,596
Six Flags Entertainment Corp	742,483	44,170,314
Texas Roadhouse Inc	1,067,625	47,541,341
Wendy's Co	7,047,727	95,919,564
		320,528,596
Information Technology Services – 7.7%
Broadridge Financial Solutions Inc	2,411,664	163,872,569
Euronet Worldwide Inc*	1,741,875	148,965,150
Gartner Inc*	707,983	76,455,084
Jack Henry & Associates Inc	1,249,709	116,347,908
MAXIMUS Inc	1,521,427	94,632,759
		600,273,470
Internet & Direct Marketing Retail – 1.5%
Etsy Inc*	4,293,889	45,644,040
Liberty Expedia Holdings Inc*	1,517,135	68,999,300
		114,643,340
Internet Software & Services – 4.0%
Cimpress NV*	857,589	73,915,596
CoStar Group Inc*	306,495	63,511,894
Envestnet Inc*	1,932,465	62,418,619
GrubHub Inc*,#	687,694	22,618,256

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Triton Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Internet Software & Services – (continued)
SPS Commerce Inc*	.583,030	$34,101,425
WebMD Health Corp*	1,071,509	56,447,094
		313,012,884
Life Sciences Tools & Services – 1.7%
Bio-Techne Corp	596,716	60,656,181
PerkinElmer Inc	1,270,993	73,793,854
		134,450,035
Machinery – 6.4%
Hillenbrand Inc	1,821,789	65,311,136
ITT Inc	1,947,894	79,902,612
Kennametal Inc	1,307,394	51,289,067
Nordson Corp	769,759	94,557,196
Proto Labs Inc*	821,591	41,983,300
Rexnord Corp*	3,817,424	88,106,146
Toro Co	643,544	40,195,758
Wabtec Corp/DE#	527,328	41,131,584
		502,476,799
Media – 1.4%
AMC Entertainment Holdings Inc£	2,150,939	67,647,032
National CineMedia Inc£	3,162,203	39,938,624
		107,585,656
Oil, Gas & Consumable Fuels – 1.0%
DCP Midstream LP#	1,901,469	74,594,629
Personal Products – 0.9%
Ontex Group NV*	2,271,853	72,943,961
Pharmaceuticals – 2.3%
Akorn Inc*	1,566,859	37,729,965
Catalent Inc*	4,021,586	113,891,315
Teligent Inc*,#,£	3,496,122	27,304,713
		178,925,993
Professional Services – 1.7%
Advisory Board Co*	859,197	40,210,420
CEB Inc	1,178,299	92,614,301
		132,824,721
Real Estate Management & Development – 0.6%
Jones Lang LaSalle Inc	399,706	44,547,234
Road & Rail – 1.4%
Landstar System Inc	457,853	39,215,109
Old Dominion Freight Line Inc	799,202	68,387,715
		107,602,824
Semiconductor & Semiconductor Equipment – 2.3%
ON Semiconductor Corp*	8,520,304	131,979,509
Xperi Corp	1,330,220	45,160,969
		177,140,478
Software – 10.7%
ACI Worldwide Inc*	1,944,122	41,584,770
Aspen Technology Inc*,†	722,791	42,586,846
Blackbaud Inc£	2,616,207	200,584,591
Cadence Design Systems Inc*	4,938,472	155,068,021
Callidus Software Inc*	2,640,037	56,364,790
Guidewire Software Inc*	983,815	55,418,299
RealPage Inc*	2,119,230	73,961,127
SS&C Technologies Holdings Inc†	4,985,626	176,491,160
Zendesk Inc*	1,386,852	38,887,330
		840,946,934
Specialty Retail – 2.1%
Five Below Inc*	717,893	31,091,946
Sally Beauty Holdings Inc*	4,406,754	90,074,052

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Triton Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Williams-Sonoma Inc	.808,063	$43,328,338
		164,494,336
Textiles, Apparel & Luxury Goods – 0.7%
Carter's Inc	628,488	56,438,222
Total Common Stocks (cost $5,342,861,775)		7,430,966,908
Rights – 0%
Biotechnology – 0%
DYAX Corp* (cost $3,132,745)	2,822,293	3,132,745
Warrants – 0%
Hotels, Restaurants & Leisure – 0%
Playa Hotels & Resorts NV, expires 3/10/22* (cost $0)	2,404,533	1,839,468
Investment Companies – 7.3%
Investments Purchased with Cash Collateral from Securities Lending – 2.4%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	184,110,036	184,110,036
Money Markets – 4.9%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	384,408,479	384,408,479
Total Investment Companies (cost $568,518,515)		568,518,515
Total Investments (total cost $5,914,513,035) – 102.3%		8,004,457,636
Liabilities, net of Cash, Receivables and Other Assets – (2.3)%		(183,722,414)
Net Assets – 100%		$7,820,735,222

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,889,553,403	98.6%
Belgium	72,943,961	0.9
Canada	21,829,255	0.3
Mexico	20,131,017	0.2

Total	$8,004,457,636	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Euro	4/27/17	10,165,000	$10,854,810	$73,632
Citibank NA:
Euro	4/27/17	18,837,000	20,115,304	130,012
HSBC Securities (USA), Inc.:
Euro	4/20/17	2,000,000	2,135,016	23,730
Euro	4/20/17	19,528,000	20,846,299	(86,863)

			22,981,315	(63,133)
Total			$53,951,429	$140,511

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $82,548,000.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Aerovironment Inc
1,315,739	17,575	—	1,333,314	$—	$—	$37,372,791
AMC Entertainment Holdings Inc(1)
2,101,401	259,630	(210,092)	2,150,939	652,050	856,082	N/A
Blackbaud Inc
2,696,398	36,018	(116,209)	2,616,207	2,373,911	637,513	200,584,591
HEICO Corp
2,083,470	80,536	—	2,164,006	—	187,512	162,300,450
Janus Cash Collateral Fund LLC
394,584,201	589,555,244	(800,029,409)	184,110,036	—	1,098,587(2)	184,110,036
Janus Cash Liquidity Fund LLC
414,938,210	644,443,269	(674,973,000)	384,408,479	—	809,543	384,408,479
Merit Medical Systems Inc(1)
2,468,744	32,977	(1,004,791)	1,496,930	1,759,297	—	N/A
National CineMedia Inc
3,709,128	—	(546,925)	3,162,203	(1,224,036)	1,511,693	39,938,624
OSI Systems Inc(1)
1,017,623	13,594	(94,473)	936,744	280,878	—	N/A
Pace Holdings Corp
2,404,533	—	(2,404,533)(3)	—	—	—	—
Teligent Inc
3,496,122	—	—	3,496,122	—	—	27,304,713

Total				$3,842,100	$5,100,930	$1,036,019,684
(1)	Company was no longer an affiliate as of March 31, 2017.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(3)	All or a portion is the result of a corporate action.

12	MARCH 31, 2017

Janus Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$7,430,966,908	$-	$-
Rights	-	-	3,132,745
Warrants	1,839,468	-	-
Investment Companies	-	568,518,515	-
Total Investments in Securities	$7,432,806,376	$568,518,515	$3,132,745
Other Financial Instruments(a):
Forward Currency Contracts	-	227,374	-
Total Assets	$7,432,806,376	$568,745,889	$3,132,745
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$86,863	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$5,914,513,035
Unaffiliated investments, at value(1)	6,968,437,952
Affiliated investments, at value(2)	1,036,019,684
Forward currency contracts	227,374
Non-interested Trustees' deferred compensation	147,736
Receivables:
Investments sold	10,198,227
Fund shares sold	8,430,887
Dividends	2,018,750
Dividends from affiliates	189,962
Other assets	57,103
Total Assets	8,025,727,675
Liabilities:
Due to custodian	2,216,214
Collateral for securities loaned (Note 3)	184,110,036
Forward currency contracts	86,863
Payables:	—
Fund shares repurchased	11,863,947
Advisory fees	4,502,487
Transfer agent fees and expenses	1,179,074
12b-1 Distribution and shareholder servicing fees	526,094
Non-interested Trustees' deferred compensation fees	147,736
Fund administration fees	66,834
Non-interested Trustees' fees and expenses	53,451
Professional fees	24,305
Custodian fees	1,277
Accrued expenses and other payables	214,135
Total Liabilities	204,992,453
Net Assets	$7,820,735,222

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,599,585,766
Undistributed net investment income/(loss)	(15,740,323)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	146,784,542
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,090,105,237
Total Net Assets	$7,820,735,222
Net Assets - Class A Shares	$484,995,058
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,440,902
Net Asset Value Per Share(3)	$24.95
Maximum Offering Price Per Share(4)	$26.47
Net Assets - Class C Shares	$214,651,800
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,159,944
Net Asset Value Per Share(3)	$23.43
Net Assets - Class D Shares	$979,611,113
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,605,022
Net Asset Value Per Share	$25.38
Net Assets - Class I Shares	$1,689,867,502
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	66,226,377
Net Asset Value Per Share	$25.52
Net Assets - Class N Shares	$1,134,412,544
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,356,258
Net Asset Value Per Share	$25.58
Net Assets - Class R Shares	$276,093,414
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,330,848
Net Asset Value Per Share	$24.37
Net Assets - Class S Shares	$430,794,516
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,405,397
Net Asset Value Per Share	$24.75
Net Assets - Class T Shares	$2,610,309,275
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,441,942
Net Asset Value Per Share	$25.23

(1) Includes $168,215,869 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes $10,904,573 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$24,834,799
Dividends from affiliates	4,002,343
Affiliated securities lending income, net	1,098,587
Foreign tax withheld	(10,379)
Total Investment Income	29,925,350
Expenses:
Advisory fees	23,589,740
12b-1Distribution and shareholder servicing fees:
Class A Shares	689,474
Class C Shares	1,042,833
Class R Shares	650,049
Class S Shares	507,720
Transfer agent administrative fees and expenses:
Class D Shares	561,185
Class R Shares	325,105
Class S Shares	508,875
Class T Shares	3,187,042
Transfer agent networking and omnibus fees:
Class A Shares	799,139
Class C Shares	120,093
Class I Shares	754,037
Other transfer agent fees and expenses:
Class A Shares	33,830
Class C Shares	15,509
Class D Shares	69,620
Class I Shares	46,399
Class N Shares	13,823
Class R Shares	4,048
Class S Shares	2,464
Class T Shares	8,719
Fund administration fees	350,161
Shareholder reports expense	246,704
Non-interested Trustees’ fees and expenses	118,257
Registration fees	116,473
Professional fees	59,228
Custodian fees	21,393
Other expenses	250,348
Total Expenses	34,092,268
Less: Excess Expense Reimbursement	(265,647)
Net Expenses	33,826,621
Net Investment Income/(Loss)	(3,901,271)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	136,105,933
Investments in affiliates	3,842,100
Total Net Realized Gain/(Loss) on Investments	139,948,033
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	431,476,856
Total Change in Unrealized Net Appreciation/Depreciation	431,476,856
Net Increase/(Decrease) in Net Assets Resulting from Operations	$567,523,618

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Triton Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$(3,901,271)	$1,825,734
Net realized gain/(loss) on investments	139,948,033	269,321,276
Change in unrealized net appreciation/depreciation	431,476,856	730,503,620
Net Increase/(Decrease) in Net Assets Resulting from Operations	567,523,618	1,001,650,630
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(1,271,000)	(1,322,091)
Class I Shares	(2,376,011)	(2,570,085)
Class N Shares	(2,159,528)	(1,615,241)
Class T Shares	(1,849,723)	(2,148,844)
Total Dividends from Net Investment Income	(7,656,262)	(7,656,261)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(16,027,954)	(44,727,243)
Class C Shares	(6,267,102)	(18,690,971)
Class D Shares	(24,731,153)	(63,851,688)
Class I Shares	(38,117,908)	(96,526,450)
Class N Shares	(24,499,868)	(43,596,472)
Class R Shares	(7,153,435)	(15,360,564)
Class S Shares	(11,078,155)	(26,331,180)
Class T Shares	(67,960,683)	(181,051,205)
Total Distributions from Net Realized Gain from Investment Transactions	(195,836,258)	(490,135,773)
Net Decrease from Dividends and Distributions to Shareholders	(203,492,520)	(497,792,034)
Capital Share Transactions:
Class A Shares	(133,343,825)	(29,358,663)
Class C Shares	(22,697,543)	(20,607,990)
Class D Shares	9,876,251	15,385,554
Class I Shares	201,461,928	43,360,847
Class N Shares	253,728,352	270,518,126
Class R Shares	14,691,232	46,143,785
Class S Shares	16,491,627	30,988,766
Class T Shares	(76,827,976)	(41,185,677)
Net Increase/(Decrease) from Capital Share Transactions	263,380,046	315,244,748
Net Increase/(Decrease) in Net Assets	627,411,144	819,103,344
Net Assets:
Beginning of period	7,193,324,078	6,374,220,734
End of period	$7,820,735,222	$7,193,324,078

Undistributed Net Investment Income/(Loss)	$(15,740,323)	$(4,182,790)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$23.79	$22.16	$23.32		$22.43	$18.03	$14.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	(0.04)(1)	(0.10)(1)		(0.10)(1)	0.02	(0.06)
Net realized and unrealized gain/(loss)	1.85	3.38	1.30		1.88	5.24	3.85
Total from Investment Operations	1.81	3.34	1.20		1.78	5.26	3.79
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	(0.01)	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)		(0.89)	(0.85)	(0.60)
Total Dividends and Distributions	(0.65)	(1.71)	(2.36)		(0.89)	(0.86)	(0.60)
Net Asset Value, End of Period	$24.95	$23.79	$22.16		$23.32	$22.43	$18.03
Total Return*	7.76%	15.85%	4.87%		8.07%	30.43%	26.04%
Net Assets, End of Period (in thousands)	$484,995	$591,526	$580,641		$487,358	$581,387	$334,176
Average Net Assets for the Period (in thousands)	$563,791	$584,777	$584,857		$578,998	$478,210	$254,283
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.17%	1.10%		1.15%	1.11%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.15%	1.10%		1.15%	1.11%	1.13%
Ratio of Net Investment Income/(Loss)	(0.34)%	(0.18)%	(0.40)%		(0.42)%	0.09%	(0.31)%
Portfolio Turnover Rate	16%	22%	27%		30%	39%	35%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.45	$21.13	$22.47	$21.79	$17.65	$14.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(1)	(0.17)(1)	(0.24)(1)	(0.25)(1)	(0.06)	(0.13)
Net realized and unrealized gain/(loss)	1.74	3.20	1.26	1.82	5.05	3.74
Total from Investment Operations	1.63	3.03	1.02	1.57	4.99	3.61
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)
Total Dividends and Distributions	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)
Net Asset Value, End of Period	$23.43	$22.45	$21.13	$22.47	$21.79	$17.65
Total Return*	7.41%	15.11%	4.21%	7.32%	29.48%	25.14%
Net Assets, End of Period (in thousands)	$214,652	$228,218	$235,409	$208,869	$202,466	$117,035
Average Net Assets for the Period (in thousands)	$218,444	$230,812	$246,725	$215,905	$160,080	$88,869
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.78%	1.73%	1.83%	1.85%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.78%	1.73%	1.83%	1.85%	1.94%
Ratio of Net Investment Income/(Loss)	(0.94)%	(0.81)%	(1.02)%	(1.11)%	(0.64)%	(1.12)%
Portfolio Turnover Rate	16%	22%	27%	30%	39%	35%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.18	$22.47	$23.57	$22.59	$18.14	$14.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.03(1)	(0.03)(1)	(0.03)(1)	0.06	(0.03)
Net realized and unrealized gain/(loss)	1.88	3.43	1.31	1.90	5.29	3.89
Total from Investment Operations	1.88	3.46	1.28	1.87	5.35	3.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.02)	—	(0.05)	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)
Total Dividends and Distributions	(0.68)	(1.75)	(2.38)	(0.89)	(0.90)	(0.60)
Net Asset Value, End of Period	$25.38	$24.18	$22.47	$23.57	$22.59	$18.14
Total Return*	7.95%	16.18%	5.19%	8.42%	30.79%	26.45%
Net Assets, End of Period (in thousands)	$979,611	$923,633	$841,863	$830,607	$827,017	$608,824
Average Net Assets for the Period (in thousands)	$937,169	$874,957	$909,865	$874,533	$705,383	$572,683
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.83%	0.83%	0.84%	0.83%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.83%	0.83%	0.84%	0.83%	0.84%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.14%	(0.11)%	(0.11)%	0.42%	(0.01)%
Portfolio Turnover Rate	16%	22%	27%	30%	39%	35%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.31	$22.58	$23.68	$22.68	$18.21	$14.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.04(1)	(0.01)(1)	(0.02)(1)	0.07	(0.03)
Net realized and unrealized gain/(loss)	1.89	3.45	1.30	1.91	5.32	3.91
Total from Investment Operations	1.90	3.49	1.29	1.89	5.39	3.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.03)	—	(0.07)	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)
Total Dividends and Distributions	(0.69)	(1.76)	(2.39)	(0.89)	(0.92)	(0.60)
Net Asset Value, End of Period	$25.52	$24.31	$22.58	$23.68	$22.68	$18.21
Total Return*	7.98%	16.24%	5.20%	8.48%	30.91%	26.50%
Net Assets, End of Period (in thousands)	$1,689,868	$1,412,659	$1,270,497	$1,130,109	$1,312,895	$807,407
Average Net Assets for the Period (in thousands)	$1,493,177	$1,322,407	$1,332,826	$1,239,318	$1,123,056	$590,777
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.78%	0.77%	0.79%	0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.78%	0.77%	0.79%	0.76%	0.79%
Ratio of Net Investment Income/(Loss)	0.04%	0.18%	(0.06)%	(0.07)%	0.45%	0.04%
Portfolio Turnover Rate	16%	22%	27%	30%	39%	35%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$24.37	$22.62	$23.71	$22.68	$18.22	$17.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.06(2)	—(2)(3)	0.01(2)	0.10	(0.02)
Net realized and unrealized gain/(loss)	1.90	3.46	1.32	1.91	5.29	0.82
Total from Investment Operations	1.92	3.52	1.32	1.92	5.39	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.06)	(0.05)	—	(0.08)	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)	—
Total Dividends and Distributions	(0.71)	(1.77)	(2.41)	(0.89)	(0.93)	—
Net Asset Value, End of Period	$25.58	$24.37	$22.62	$23.71	$22.68	$18.22
Total Return*	8.03%	16.39%	5.31%	8.61%	30.95%	4.59%
Net Assets, End of Period (in thousands)	$1,134,413	$830,583	$502,638	$217,789	$120,673	$54,877
Average Net Assets for the Period (in thousands)	$947,789	$658,825	$361,014	$164,744	$91,626	$23,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.67%	0.68%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.68%	0.67%	0.68%	0.68%	0.72%
Ratio of Net Investment Income/(Loss)	0.14%	0.29%	(0.01)%	0.06%	0.47%	(0.09)%
Portfolio Turnover Rate	16%	22%	27%	30%	39%	35%

Class R Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$23.28	$21.78	$23.03	$22.22	$17.91	$14.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(2)	(0.10)(2)	(0.17)(2)	(0.16)(2)	0.01	(0.05)
Net realized and unrealized gain/(loss)	1.81	3.31	1.28	1.86	5.15	3.78
Total from Investment Operations	1.74	3.21	1.11	1.70	5.16	3.73
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)
Total Dividends and Distributions	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)
Net Asset Value, End of Period	$24.37	$23.28	$21.78	$23.03	$22.22	$17.91
Total Return*	7.63%	15.51%	4.52%	7.78%	30.02%	25.73%
Net Assets, End of Period (in thousands)	$276,093	$248,942	$185,921	$144,014	$125,829	$43,169
Average Net Assets for the Period (in thousands)	$260,478	$217,482	$175,856	$143,875	$78,346	$27,890
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.44%	1.42%	1.43%	1.43%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.44%	1.42%	1.43%	1.43%	1.45%
Ratio of Net Investment Income/(Loss)	(0.61)%	(0.47)%	(0.72)%	(0.70)%	(0.27)%	(0.62)%
Portfolio Turnover Rate	16%	22%	27%	30%	39%	35%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$23.61	$22.01	$23.19	$22.32	$17.96	$14.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	(0.05)(1)	(0.11)(1)	(0.10)(1)	0.03	(0.04)
Net realized and unrealized gain/(loss)	1.83	3.36	1.29	1.86	5.20	3.81
Total from Investment Operations	1.79	3.31	1.18	1.76	5.23	3.77
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.02)	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)
Total Dividends and Distributions	(0.65)	(1.71)	(2.36)	(0.89)	(0.87)	(0.60)
Net Asset Value, End of Period	$24.75	$23.61	$22.01	$23.19	$22.32	$17.96
Total Return*	7.73%	15.82%	4.81%	8.02%	30.37%	25.99%
Net Assets, End of Period (in thousands)	$430,795	$394,708	$336,526	$336,292	$294,312	$115,486
Average Net Assets for the Period (in thousands)	$407,776	$360,952	$363,204	$327,838	$211,261	$76,974
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.18%	1.17%	1.18%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%	1.17%	1.18%	1.18%	1.20%
Ratio of Net Investment Income/(Loss)	(0.36)%	(0.21)%	(0.45)%	(0.45)%	0.01%	(0.37)%
Portfolio Turnover Rate	16%	22%	27%	30%	39%	35%

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.05	$22.36	$23.47	$22.52	$18.09	$14.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.01(1)	(0.05)(1)	(0.05)(1)	0.05	(0.04)
Net realized and unrealized gain/(loss)	1.86	3.41	1.31	1.89	5.27	3.88
Total from Investment Operations	1.85	3.42	1.26	1.84	5.32	3.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.02)	(0.01)	—	(0.04)	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)
Total Dividends and Distributions	(0.67)	(1.73)	(2.37)	(0.89)	(0.89)	(0.60)
Net Asset Value, End of Period	$25.23	$24.05	$22.36	$23.47	$22.52	$18.09
Total Return*	7.84%	16.09%	5.12%	8.31%	30.66%	26.37%
Net Assets, End of Period (in thousands)	$2,610,309	$2,563,055	$2,420,726	$2,136,397	$2,138,223	$1,389,123
Average Net Assets for the Period (in thousands)	$2,555,782	$2,445,216	$2,537,954	$2,240,693	$1,744,940	$1,179,102
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.93%	0.92%	0.93%	0.93%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.92%	0.91%	0.92%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	(0.11)%	0.04%	(0.20)%	(0.20)%	0.31%	(0.11)%
Portfolio Turnover Rate	16%	22%	27%	30%	39%	35%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Triton Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Triton Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In

22	MARCH 31, 2017

Janus Triton Fund

Notes to Financial Statements (unaudited)

the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in

Janus Investment Fund	23

Janus Triton Fund

Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

24	MARCH 31, 2017

Janus Triton Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a

Janus Investment Fund	25

Janus Triton Fund

Notes to Financial Statements (unaudited)

reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $64,430,527.

26	MARCH 31, 2017

Janus Triton Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2017

Currency Contracts
Asset Derivatives:
Forward currency contracts	$227,374

Liability Derivatives:
Forward currency contracts	$ 86,863

(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$4,300,228	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (178,836)	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending

Janus Investment Fund	27

Janus Triton Fund

Notes to Financial Statements (unaudited)

and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange

28	MARCH 31, 2017

Janus Triton Fund

Notes to Financial Statements (unaudited)

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$73,632	$—	$—	$73,632
Citibank NA	130,012	—	—	130,012
Deutsche Bank AG	179,120,442	—	(179,120,442)	—
HSBC Securities (USA), Inc.	23,730	(23,730)	—	—

Total	$179,347,816	$(23,730)	$(179,120,442)	$203,644
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$86,863	$(23,730)	$—	$63,133

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Janus Investment Fund	29

Janus Triton Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $179,120,442 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2017 is $184,110,036, resulting in the net amount due to the counterparty of $4,989,594.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares,

30	MARCH 31, 2017

Janus Triton Fund

Notes to Financial Statements (unaudited)

Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance

Janus Investment Fund	31

Janus Triton Fund

Notes to Financial Statements (unaudited)

to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

32	MARCH 31, 2017

Janus Triton Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $7,765.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $23 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $2,352.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $17,762,089 in purchases and $14,908,884 in sales, resulting in a net realized loss of $4,765,078. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,906,185,200	$2,297,050,048	$(198,777,612)	$ 2,098,272,436

Janus Investment Fund	33

Janus Triton Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	4,095,453	$ 97,783,984	6,165,374	$137,124,936
Reinvested dividends and distributions	512,002	12,134,445	1,672,640	36,262,826
Shares repurchased	(10,032,214)	(243,262,254)	(9,177,896)	(202,746,425)
Net Increase/(Decrease)	(5,424,759)	$(133,343,825)	(1,339,882)	$ (29,358,663)
Class C Shares:
Shares sold	340,195	$ 7,672,842	918,457	$ 19,179,471
Reinvested dividends and distributions	240,107	5,354,381	755,181	15,526,523
Shares repurchased	(1,585,192)	(35,724,766)	(2,649,915)	(55,313,984)
Net Increase/(Decrease)	(1,004,890)	$ (22,697,543)	(976,277)	$ (20,607,990)
Class D Shares:
Shares sold	2,058,956	$ 50,251,164	2,711,936	$ 60,474,478
Reinvested dividends and distributions	1,061,479	25,560,423	2,915,425	64,081,035
Shares repurchased	(2,712,659)	(65,935,336)	(4,903,861)	(109,169,959)
Net Increase/(Decrease)	407,776	$ 9,876,251	723,500	$ 15,385,554
Class I Shares:
Shares sold	15,662,249	$ 386,548,804	14,492,220	$326,173,279
Reinvested dividends and distributions	1,473,250	35,682,129	3,901,628	86,186,971
Shares repurchased	(9,010,843)	(220,769,005)	(16,563,610)	(368,999,403)
Net Increase/(Decrease)	8,124,656	$ 201,461,928	1,830,238	$ 43,360,847
Class N Shares:
Shares sold	14,366,842	$ 354,010,687	15,229,377	$348,594,112
Reinvested dividends and distributions	1,081,706	26,242,183	2,034,714	45,028,228
Shares repurchased	(5,172,242)	(126,524,518)	(5,400,994)	(123,104,214)
Net Increase/(Decrease)	10,276,306	$ 253,728,352	11,863,097	$270,518,126
Class R Shares:
Shares sold	2,515,463	$ 59,015,005	4,619,195	$100,056,157
Reinvested dividends and distributions	253,943	5,883,861	614,493	13,064,112
Shares repurchased	(2,130,822)	(50,207,634)	(3,077,496)	(66,976,484)
Net Increase/(Decrease)	638,584	$ 14,691,232	2,156,192	$ 46,143,785
Class S Shares:
Shares sold	3,085,409	$ 73,365,697	5,999,306	$132,069,828
Reinvested dividends and distributions	464,324	10,920,900	1,205,995	25,953,006
Shares repurchased	(2,862,372)	(67,794,970)	(5,774,736)	(127,034,068)
Net Increase/(Decrease)	687,361	$ 16,491,627	1,430,565	$ 30,988,766
Class T Shares:
Shares sold	8,609,402	$ 209,420,179	15,828,934	$352,399,371
Reinvested dividends and distributions	2,890,546	69,257,477	8,299,160	181,585,613
Shares repurchased	(14,646,276)	(355,505,632)	(25,823,562)	(575,170,661)
Net Increase/(Decrease)	(3,146,328)	$ (76,827,976)	(1,695,468)	$ (41,185,677)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,175,865,145	$1,087,920,133	$ -	$ -

34	MARCH 31, 2017

Janus Triton Fund

Notes to Financial Statements (unaudited)

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Janus Investment Fund	35

Janus Triton Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

36	MARCH 31, 2017

Janus Triton Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	37

Janus Triton Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

38	MARCH 31, 2017

Janus Triton Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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Janus Triton Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

40	MARCH 31, 2017

Janus Triton Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Triton Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Triton Fund

Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	43

Janus Triton Fund

Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Triton Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

Janus Investment Fund	45

Janus Triton Fund

Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Triton Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

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Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93054 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Twenty Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Twenty Fund

Janus Twenty Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe that investing with conviction in our most compelling large-cap growth ideas will allow us to outperform our index and peer group over time. We use in-depth fundamental research to identify dominant growth companies that not only have strong global growth opportunities, but have the potential to grow over a multiyear period. We believe investing with conviction allows us to capitalize on our best ideas, making them big enough to matter and to focus on long-term value drivers, while avoiding short-term noise.

Marc Pinto portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2017, Janus Twenty Fund’s Class T Shares returned 12.97% versus a return of 10.01% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 10.12% over the same period.

MARKET ENVIRONMENT

During the period, U.S. equity markets swung from caution to optimism and delivered strong gains. Stocks began their rally after the election of Donald Trump in November, on expectations that the new administration would champion pro-growth initiatives. As such, economically sensitive sectors outperformed through the end of 2016, including financials and industrials. Energy stocks also climbed after the Organization of the Petroleum Exporting Countries (OPEC) announced its plan to curb oil production. Several historically defensive sectors lagged.

Stocks continued to climb in the early months of 2017, with several indices eventually hitting record levels. Positive economic data helped drive returns. Gains in nonfarm payrolls accelerated, average hourly wages registered their highest year-over-year increase since 2009, and a key U.S. manufacturing survey hit a recent high. Such signs of growth helped prompt the Federal Reserve (Fed) to raise its benchmark interest rate two times, once in December and again in March.

Although the strong equity rally began to wane toward the end of March – prompted by a failed vote in Congress to replace the Affordable Care Act (ACA), casting doubt about other Trump administration reforms – financials still delivered the strongest performance for the period, followed by technology and industrials. Energy, meanwhile, slipped as a result of a ramp-up in U.S. oil production toward the end of the period and a decrease in global crude prices.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmarks during the period. Our Fund is a focused, opportunistic portfolio drawing from our analysts’ highest-conviction ideas among U.S. large-cap stocks. We hold companies that we believe are dominant global franchises with long-duration growth. We believe a highly concentrated portfolio of such companies can create a meaningful opportunity to add risk-adjusted outperformance over the long term.

Microsoft was the leading contributor during the period. The tech giant reported strong earnings results for multiple consecutive quarters, thanks in large part to its cloud computing business, Azure. We are increasingly positive on the migration of companies to the cloud, and Microsoft is now the second-largest provider of cloud-based IT services. We also think the company has deftly managed the transition of its legacy software business from perpetual licenses consumers must purchase to subscription-based licenses. The stock has been up as the market has come to appreciate how management has transformed itself from a legacy software company and how it is positioned for future growth. At the same time, Microsoft has been aggressive in reducing costs, buying back shares and paying dividends to shareholders.

Boeing was another leading contributor. The airplane manufacturer rose early in the period on optimism of an increase in defense spending under the Trump administration: about 40% of Boeing’s business is geared toward the defense industry. Boeing also reported stronger-than-expected fourth quarter earnings. Additionally, global air traffic continues to grow, which means more wear and tear on jets and, as a result, the faster replacement of planes – providing a favorable backdrop for the company’s commercial airplane business. We like Boeing’s ability to generate free cash flow, which

Janus Investment Fund	1

Janus Twenty Fund (unaudited)(closed to certain new investors)

management often returns to shareholders, and appreciate the recent dividend increase.

Adobe also contributed during the period. Our investment thesis was validated as the company’s shift from a licensed-software model to a recurring revenue, subscription-based model continued to accelerate during the period. We appreciate the higher predictability of earnings and cash flow associated with the new approach. Additionally, Omniture, the company’s online marketing tool, had better-than-expected growth during the first quarter of 2017.

While pleased with our strong performance during the period, some stocks disappointed. Biogen was the leading detractor. The company is a leader in the field of multiple sclerosis treatments, with several blockbuster therapies on the market addressing different aspects of the disease. We continue to like the potential of some of the company’s drugs on the market and in its development pipeline, including a potential revolutionary disease modifying treatment for Alzheimer’s disease.

Kroger, a national grocery-store chain, was also a leading detractor. Given the company’s fixed cost base, the stock suffered from the continued decline in food prices. Although Kroger continues to gain market share from its competitors, the gains have slowed amid increased competition. We think the capital investments that Kroger is making in both new and existing stores will eventually lead to higher free cash flow per share. However, we are concerned about the challenging environment and are closely monitoring the stock.

AbbVie also weighed on returns during the period. The research-based pharmaceutical company produces drugs for specialty therapeutic areas such as immunology, chronic kidney disease, hepatitis C, women's health, oncology and neuroscience. Given our concerns over increased competition for its key drug, Humira, we exited our position.

OUTLOOK

We continue to believe that U.S. stocks are well positioned, notwithstanding historically high valuations. Although the recent failure of the repeal and replacement of the Affordable Care Act has raised concerns about President Trump’s ability to carry out the anticipated tax and regulatory reforms, we remain optimistic that some pro-business changes can be made. However, given the possibility of future volatility, we remain focused on finding companies that can continue to grow earnings and free cash flow over the long term.

Thank you for your investment in Janus Twenty Fund.

2	MARCH 31, 2017

Janus Twenty Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.18%	Biogen Inc	-0.11%
	Boeing Co	1.15%	Kroger Co	-0.06%
	Adobe Systems Inc	1.14%	AbbVie Inc	-0.05%
	Synchrony Financial	0.81%	General Electric Co	-0.02%
	Priceline Group Inc	0.72%	Dollar Tree Inc	0.00%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	0.81%	9.45%	16.12%
	Industrials	0.61%	3.79%	10.84%
	Financials	0.56%	6.11%	2.85%
	Information Technology	0.32%	33.67%	31.96%
	Consumer Staples	0.27%	10.44%	9.39%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.17%	1.39%	0.00%
	Utilities	0.00%	0.00%	0.03%
	Telecommunication Services	0.13%	0.00%	1.16%
	Energy	0.13%	0.00%	0.59%
	Real Estate	0.22%	3.97%	2.69%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Twenty Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.8%
Alphabet Inc - Class C
Internet Software & Services	7.2%
Mastercard Inc
Information Technology Services	6.0%
Adobe Systems Inc
Software	5.7%
Kroger Co
Food & Staples Retailing	4.9%
31.6%

Asset Allocation - (% of Net Assets)
Common Stocks	97.1%
Investment Companies	1.4%
Other	1.5%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Twenty Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class D Shares(1)	13.01%	14.65%	11.85%	8.59%	11.86%	0.70%
Class T Shares(1)	12.97%	14.57%	11.75%	8.51%	11.84%	0.80%
Russell 1000 Growth Index	10.01%	15.76%	13.32%	9.13%	10.54%
S&P 500 Index	10.12%	17.17%	13.30%	7.51%	10.97%
Morningstar Quartile - Class T Shares	-	3rd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	819/1,506	708/1,394	348/1,172	34/257
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

Janus Investment Fund	5

Janus Twenty Fund (unaudited)(closed to certain new investors)

Performance

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Twenty Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class D Shares	$1,000.00	$1,130.10	$3.45	$1,000.00	$1,021.69	$3.28	0.65%
Class T Shares	$1,000.00	$1,129.70	$3.93	$1,000.00	$1,021.24	$3.73	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Twenty Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 97.1%
Aerospace & Defense – 3.8%
Boeing Co	.1,815,038	$321,007,621
Automobiles – 3.2%
General Motors Co	7,776,090	274,962,542
Biotechnology – 4.8%
Biogen Inc*	556,516	152,162,605
Celgene Corp*	2,055,085	255,714,227
		407,876,832
Capital Markets – 2.7%
Blackstone Group LP	7,633,355	226,710,643
Chemicals – 3.4%
LyondellBasell Industries NV	3,224,179	294,012,883
Consumer Finance – 3.6%
Synchrony Financial	8,894,624	305,085,603
Equity Real Estate Investment Trusts (REITs) – 4.5%
American Tower Corp	3,152,357	383,137,470
Food & Staples Retailing – 4.9%
Kroger Co	14,089,946	415,512,508
Food Products – 2.2%
Hershey Co	1,694,751	185,151,547
Hotels, Restaurants & Leisure – 3.4%
Starbucks Corp	4,926,929	287,683,384
Information Technology Services – 6.0%
Mastercard Inc	4,574,274	514,468,597
Internet & Direct Marketing Retail – 4.0%
Priceline Group Inc*	193,816	344,986,666
Internet Software & Services – 11.5%
Alphabet Inc - Class C*	741,945	615,487,894
Facebook Inc	2,558,827	363,481,375
		978,969,269
Media – 5.5%
Comcast Corp	9,688,557	364,192,858
Time Warner Inc	1,089,731	106,477,616
		470,670,474
Multiline Retail – 1.2%
Dollar Tree Inc*	1,346,692	105,661,454
Pharmaceuticals – 3.2%
Allergan PLC	1,157,842	276,631,611
Software – 17.1%
Activision Blizzard Inc	3,237,547	161,424,093
Adobe Systems Inc*	3,773,665	491,067,026
Microsoft Corp	10,051,631	662,000,418
salesforce.com Inc*	1,804,010	148,812,785
		1,463,304,322
Specialty Retail – 2.9%
Home Depot Inc	1,666,550	244,699,536
Technology Hardware, Storage & Peripherals – 2.5%
Apple Inc	1,508,049	216,646,319
Textiles, Apparel & Luxury Goods – 4.0%
NIKE Inc	6,079,112	338,788,912
Tobacco – 2.7%
Altria Group Inc	3,222,582	230,156,806
Total Common Stocks (cost $5,924,161,071)		8,286,124,999

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Twenty Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Investment Companies – 1.4%
Money Markets – 1.4%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $117,247,874)	.117,247,874	$117,247,874
Total Investments (total cost $6,041,408,945) – 98.5%		8,403,372,873
Cash, Receivables and Other Assets, net of Liabilities – 1.5%		128,736,972
Net Assets – 100%		$8,532,109,845

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Twenty Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	115,147,636	689,939,184	(687,838,946)	117,247,874	$—	$207,453	$117,247,874

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$8,286,124,999	$-	$-
Investment Companies	-	117,247,874	-
Total Assets	$8,286,124,999	$117,247,874	$-

10	MARCH 31, 2017

Janus Twenty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Assets:
Investments, at cost	$6,041,408,945
Unaffiliated investments, at value	8,286,124,999
Affiliated investments, at value	117,247,874
Cash	10,775
Non-interested Trustees' deferred compensation	161,184
Receivables:
Investments sold	146,279,518
Fund shares sold	9,967,739
Dividends	4,031,279
Dividends from affiliates	62,422
Other assets	67,324
Total Assets	8,563,953,114
Liabilities:
Payables:	—
Fund shares repurchased	14,271,184
Investments purchased	11,835,507
Advisory fees	3,817,984
Transfer agent fees and expenses	1,318,370
Non-interested Trustees' deferred compensation fees	161,184
Fund administration fees	73,273
Non-interested Trustees' fees and expenses	59,351
Professional fees	29,046
Custodian fees	2,988
Accrued expenses and other payables	274,382
Total Liabilities	31,843,269
Net Assets	$8,532,109,845
Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,037,139,925
Undistributed net investment income/(loss)	8,586,302
Undistributed net realized gain/(loss) from investments	124,386,075
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	2,361,997,543
Total Net Assets	$8,532,109,845
Net Assets - Class D Shares	$6,183,045,340
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	102,721,627
Net Asset Value Per Share	$60.19
Net Assets - Class T Shares	$2,349,064,505
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,001,659
Net Asset Value Per Share	$60.23

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Twenty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$68,926,949
Dividends from affiliates	207,453
Total Investment Income	69,134,402
Expenses:
Advisory fees	19,604,742
Transfer agent administrative fees and expenses:
Class D Shares	3,564,814
Class T Shares	2,833,867
Other transfer agent fees and expenses:
Class D Shares	363,409
Class T Shares	7,374
Fund administration fees	389,901
Shareholder reports expense	387,910
Non-interested Trustees’ fees and expenses	123,666
Professional fees	59,503
Registration fees	41,615
Custodian fees	14,111
Other expenses	283,927
Total Expenses	27,674,839
Less: Excess Expense Reimbursement	(185,155)
Net Expenses	27,489,684
Net Investment Income/(Loss)	41,644,718
Net Realized Gain/(Loss) on Investments:
Investments	176,424,532
Total Net Realized Gain/(Loss) on Investments	176,424,532
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	788,561,976
Total Change in Unrealized Net Appreciation/Depreciation	788,561,976
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,006,631,226

See Notes to Financial Statements.

12	MARCH 31, 2017

Janus Twenty Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$41,644,718	$77,213,246
Net realized gain/(loss) on investments	176,424,532	51,924,156
Change in unrealized net appreciation/depreciation	788,561,976	651,398,612
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,006,631,226	780,536,014
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(65,098,442)	(33,679,300)
Class T Shares	(21,735,294)	(14,424,419)
Total Dividends from Net Investment Income	(86,833,736)	(48,103,719)
Distributions from Net Realized Gain from Investment Transactions
Class D Shares	(80,878,985)	(620,593,582)
Class T Shares	(30,977,271)	(315,568,005)
Total Distributions from Net Realized Gain from Investment Transactions	(111,856,256)	(936,161,587)
Net Decrease from Dividends and Distributions to Shareholders	(198,689,992)	(984,265,306)
Capital Share Transactions:
Class D Shares	(148,152,554)	264,672,218
Class T Shares	(93,096,277)	(585,113,923)
Net Increase/(Decrease) from Capital Share Transactions	(241,248,831)	(320,441,705)
Net Increase/(Decrease) in Net Assets	566,692,403	(524,170,997)
Net Assets:
Beginning of period	7,965,417,442	8,489,588,439
End of period	$8,532,109,845	$7,965,417,442

Undistributed Net Investment Income/(Loss)	$8,586,302	$53,775,320

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Twenty Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$54.59	$55.92	$65.38		$74.21	$62.64	$55.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(1)	0.50(1)	0.56(1)		0.55(1)	0.53	0.29
Net realized and unrealized gain/(loss)	6.71	4.77	0.43		9.05	11.56	15.77
Total from Investment Operations	7.01	5.27	0.99		9.60	12.09	16.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(0.34)	(0.47)		(0.48)	(0.52)	(0.11)
Distributions (from capital gains)	(0.78)	(6.26)	(9.98)		(17.95)	—	(9.16)
Total Dividends and Distributions	(1.41)	(6.60)	(10.45)		(18.43)	(0.52)	(9.27)
Net Asset Value, End of Period	$60.19	$54.59	$55.92		$65.38	$74.21	$62.64
Total Return*	13.01%	9.34%	1.27%		14.74%	19.46%	32.63%
Net Assets, End of Period (in thousands)	$6,183,045	$5,747,689	$5,616,817		$5,969,948	$5,600,776	$5,080,754
Average Net Assets for the Period (in thousands)	$5,952,436	$5,843,775	$6,075,690		$5,945,940	$5,167,194	$4,792,688
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.70%	0.72%		0.70%	0.67%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.70%	0.72%		0.70%	0.67%	0.70%
Ratio of Net Investment Income/(Loss)	1.04%	0.92%	0.92%		0.83%	0.79%	0.50%
Portfolio Turnover Rate	14%	38%	68%		36%	71%	12%
				1

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$54.57	$55.91	$65.33	$74.16	$62.57	$55.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.45(1)	0.51(1)	0.48(1)	0.45	0.24
Net realized and unrealized gain/(loss)	6.72	4.76	0.44	9.05	11.57	15.72
Total from Investment Operations	6.99	5.21	0.95	9.53	12.02	15.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(0.29)	(0.39)	(0.41)	(0.43)	(0.04)
Distributions (from capital gains)	(0.78)	(6.26)	(9.98)	(17.95)	—	(9.16)
Total Dividends and Distributions	(1.33)	(6.55)	(10.37)	(18.36)	(0.43)	(9.20)
Net Asset Value, End of Period	$60.23	$54.57	$55.91	$65.33	$74.16	$62.57
Total Return*	12.97%	9.22%	1.20%	14.63%	19.35%	32.43%
Net Assets, End of Period (in thousands)	$2,349,065	$2,217,728	$2,872,771	$3,208,201	$3,593,975	$3,460,637
Average Net Assets for the Period (in thousands)	$2,271,934	$2,879,181	$3,181,747	$3,581,846	$3,430,478	$3,326,880
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.80%	0.82%	0.81%	0.77%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.79%	0.80%	0.80%	0.76%	0.81%
Ratio of Net Investment Income/(Loss)	0.95%	0.82%	0.84%	0.73%	0.70%	0.39%
Portfolio Turnover Rate	14%	38%	68%	36%	71%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	MARCH 31, 2017

Janus Twenty Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Twenty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long- term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by

Janus Investment Fund	15

Janus Twenty Fund

Notes to Financial Statements (unaudited)

independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

16	MARCH 31, 2017

Janus Twenty Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Investment Fund	17

Janus Twenty Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

18	MARCH 31, 2017

Janus Twenty Fund

Notes to Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class T Shares for providing or procuring administrative services to investors in Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred

Janus Investment Fund	19

Janus Twenty Fund

Notes to Financial Statements (unaudited)

compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,035,693,548	$2,456,802,734	$(89,123,409)	$ 2,367,679,325

20	MARCH 31, 2017

Janus Twenty Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	745,736	$ 42,811,741	1,519,718	$ 82,729,198
Reinvested dividends and distributions	2,493,622	141,114,060	11,539,775	634,226,027
Shares repurchased	(5,801,359)	(332,078,355)	(8,215,983)	(452,283,007)
Net Increase/(Decrease)	(2,562,001)	$(148,152,554)	4,843,510	$ 264,672,218
Class T Shares:
Shares sold	2,131,696	$ 122,238,062	3,355,973	$ 184,730,832
Reinvested dividends and distributions	905,991	51,315,328	5,883,534	323,535,534
Shares repurchased	(4,672,690)	(266,649,667)	(19,988,724)	(1,093,380,289)
Net Increase/(Decrease)	(1,635,003)	$ (93,096,277)	(10,749,217)	$ (585,113,923)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,133,160,068	$1,690,012,811	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Effective May 1, 2017, Janus Twenty Fund merged with Janus Forty Fund and therefore, Janus Twenty Fund is no longer available for purchase.

Janus Investment Fund	21

Janus Twenty Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

30	MARCH 31, 2017

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Janus Twenty Fund

Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

32	MARCH 31, 2017

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

Janus Investment Fund	33

Janus Twenty Fund

Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

34	MARCH 31, 2017

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

Janus Investment Fund	35

Janus Twenty Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

36	MARCH 31, 2017

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

Janus Investment Fund	37

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

38	MARCH 31, 2017

Janus Twenty Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	39

Janus Twenty Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

40	MARCH 31, 2017

Janus Twenty Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	41

Janus Twenty Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Janus Twenty Fund

Notes

NotesPage2

44	MARCH 31, 2017

Janus Twenty Fund

Notes

NotesPage3

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93055 05-17

SEMIANNUAL REPORT March 31, 2017

Janus Venture Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Venture Fund

Janus Venture Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

Janus Venture Fund’s Class I Shares returned 5.54% over the six-month period ended March 31, 2017. The Fund’s primary benchmark, the Russell 2000 Growth Index, returned 9.11%, and its secondary benchmark, the Russell 2000 Index, returned 11.52% during the period.

INVESTMENT ENVIRONMENT

U.S. small-cap equities enjoyed strong returns during the six-month period. Stocks rallied after the November U.S. presidential election as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Small-cap stocks enjoyed particularly large gains as investors sought exposure to areas of the market perceived to benefit most from Trump’s policies. Economic data suggested global economic growth was returning and also played a role in helping boost equities. While stocks ended the period with strong returns, the euphoria that sent small-cap stocks soaring after Donald Trump’s election win eventually faded. Flows into small-cap exchange-traded funds slowed in the first quarter of 2017, and company-specific fundamentals began to drive stock performance again toward the end of the period.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the Russell 2000 Growth Index, and also its secondary benchmark, the Russell 2000 Index, during the period. We take a high-quality approach to investing in small caps, focusing on companies we believe have more predictable, growing revenue streams. The companies we favor typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. Many times these companies are defined by sustainable competitive advantages such as high barriers to entry in their respective industry or a differentiated product or service that gives them pricing power, helping the company grow in a variety of market and economic environments.

Given our high-quality approach, we expect the bulk of our relative outperformance to come in weak or uncertain market environments, when the stability of the businesses we invest in is more appreciated, or in environments in which stock selection is the primary driver of returns. In our view, this approach can lead to relative outperformance over full market cycles. While we were disappointed to underperform the benchmark during the recent six-month period, the sharp market rally after the November election was not our ideal market backdrop for relative outperformance, as many companies we view as economically dependent or lower quality outperformed. However, we were pleased to gain ground on the benchmark in the first quarter when the euphoria that drove stocks after the election faded and companies with durable growth profiles were more appreciated by the market.

Our stock selection in the health care sector detracted from relative performance. We owned a couple of companies that produced disappointing results during the period and those holdings had an outsized effect on performance. Endologix was our largest detractor. The company announced a delay for its device that assists in surgeries of abdominal aortic aneurysms. The product delays have been disappointing, and we sold the stock during the period.

Puma Biotechnology was another detractor within the sector. The stock fell after the company announced disappointing new clinical results that showed stubbornly high incidence rates of diarrhea with the use of its breast cancer treatment, Neratinib, even when combined with anti-diarrheal medication. We continue to hold the stock, however. Despite the setback, we believe the ultimate market size of the drug is not reflected in its stock price.

Outside the health care sector, Amplify Snack Brands was a large detractor. The company owns a portfolio of snack

Janus Investment Fund	1

Janus Venture Fund (unaudited)(closed to certain new investors)

brands, including SkinnyPop Popcorn. The stock was down after the company gave disappointing 2017 earnings guidance. The company missed an opportunity to widen its reach at retailers by missing a key window for placing new products such as microwavable Skinny Pop during the second half of 2016. This will ultimately have a negative impact on first half 2017 revenue, but we view this as a short-term setback for the snack company. Amplify ultimately got these placements, and we believe revenue will ramp in the second half of 2017. We like that some of its brands are experiencing a high growth rate relative to other consumer staples products, and like the runway for growth for SkinnyPop as it gets more shelf space in some stores. We also see cross-selling opportunities internationally after Amplify’s acquisition of Tyrrells, an England-based snack food company.

While these stocks had a negative effect on performance, we were pleased by the results of many other holdings in our portfolio. HEICO Corp. was our largest contributor to performance. Strong earnings have continued to drive the stock higher, and we continue to have a positive long-term outlook for the company. HEICO is the largest manufacturer of PMA parts (OEM equivalent parts manufactured by a third party). Like the OEM parts, PMA parts require Federal Aviation Administration (FAA) approval and are equivalent to the OEM parts on key specifications, but generally sell for less. Both the technical expertise required to manufacture these highly engineered, mission-critical parts and the FAA approval are high barriers to entry for HEICO’s potential competitors. Further, we like the recurring revenue streams associated with HEICO’s aftermarket business.

Cadence Design Systems was another contributor. Better-than-expected earnings and positive guidance for 2017 helped lift the stock in the first quarter. We continue to like the company’s competitive position as one of only two companies that specialize in semiconductor design software, which has become increasingly important as semiconductors continue to grow more complex.

Finally, ServiceMaster Global was also a top contributor. The stock was up in part due to better-than-expected earnings results in the fourth quarter. The stock has also rebounded since its president stepped down in the third quarter of 2016 and the company has demonstrated the resiliency of its business model. ServiceMaster owns Terminix, among a collection of various businesses. We like that the pest control business and some of its other business lines are not economically sensitive, and continue to believe the company trades at a reasonable valuation for a non-economically sensitive, high-margin business.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Heading into the second quarter, we’re cautious about the return profile of small-cap stocks. In our view, the market seems to have priced in a lot of good news rather quickly. The corporate tax cuts, infrastructure spending and deregulation promised by the Trump administration would indeed benefit corporate earnings, but these changes don’t happen overnight. In fact, we think the certainty of any of these events is much less than it was just four months ago. Yet small-cap valuations, which sit roughly within the top quintile of historical levels, seem to reflect that all these changes are just around the corner. With valuations somewhat extended, companies are going to need to demonstrate true earnings growth to sustain the positive tenor in the market.

We think our portfolio is well positioned for this environment. As we highlight above, we typically seek companies that have demonstrated a more established track record of earnings growth. Many of these companies have recurring revenue streams or offer products and services that are essential to their underlying customers. These companies should be able to keep demonstrating the earnings growth the market will look for.

We have made a few marginal changes within the portfolio, increasing our exposure to a couple of industrial companies that serve the energy sector. Most of our industrial companies serve less cyclical end markets and, as a group, we believe the earnings profile of our industrial holdings is much less dependent on a strong economy to drive earnings growth than the industrial sector of our benchmark. But we believe the Trump administration will focus on domestic energy production, and a more stable oil market could encourage capital spending and benefit the industrial companies we have added. These changes are modest, however. As we look across the broader portfolio, we are confident we are well positioned for a market backdrop that demands earnings growth for further stock price appreciation.

Thank you for your investment in Janus Venture Fund.

2	MARCH 31, 2017

Janus Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	HEICO Corp	0.46%	Endologix Inc	-0.37%
	Cadence Design Systems Inc	0.43%	Amplify Snack Brands Inc	-0.36%
	ServiceMaster Global Holdings Inc	0.42%	Sally Beauty Holdings Inc	-0.34%
	ON Semiconductor Corp	0.38%	Trinity Biotech PLC (ADR)	-0.32%
	CEB Inc	0.36%	Puma Biotechnology Inc	-0.31%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Energy	0.27%	1.53%	1.31%
	Financials	0.14%	6.83%	5.45%
	Industrials	0.10%	15.04%	16.32%
	Real Estate	-0.01%	2.19%	5.36%
	Telecommunication Services	-0.01%	0.00%	0.79%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-1.65%	20.17%	21.80%
	Consumer Discretionary	-0.84%	13.03%	15.05%
	Consumer Staples	-0.51%	3.01%	3.08%
	Materials	-0.41%	3.81%	5.19%
	Information Technology	-0.30%	31.49%	24.84%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Broadridge Financial Solutions Inc
Information Technology Services	2.2%
Cadence Design Systems Inc
Software	2.2%
HEICO Corp
Aerospace & Defense	2.2%
Euronet Worldwide Inc
Information Technology Services	2.2%
SS&C Technologies Holdings Inc
Software	2.1%
10.9%

Asset Allocation - (% of Net Assets)
Common Stocks	97.4%
Investment Companies	7.0%
Rights	0.0%
Warrants	0.0%
Other	(4.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

4	MARCH 31, 2017

Janus Venture Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	5.39%	18.58%	12.53%	8.18%	11.89%	1.04%
Class A Shares at MOP(1)	-0.67%	11.76%	11.21%	7.54%	11.68%
Class C Shares at NAV(1)	5.02%	17.73%	11.79%	7.33%	11.15%	1.80%
Class C Shares at CDSC(1)	4.02%	16.73%	11.79%	7.33%	11.15%
Class D Shares(1)	5.51%	18.83%	12.83%	8.47%	12.10%	0.82%
Class I Shares(1)	5.54%	18.90%	12.91%	8.39%	12.07%	0.77%
Class N Shares(1)	5.59%	19.00%	12.71%	8.39%	12.07%	0.68%
Class S Shares(1)	5.33%	18.42%	12.43%	8.05%	11.77%	1.19%
Class T Shares(1)	5.46%	18.72%	12.71%	8.39%	12.07%	0.93%
Russell 2000 Growth Index	9.11%	23.03%	12.10%	8.06%	8.12%
Russell 2000 Index	11.52%	26.22%	12.35%	7.12%	9.81%
Morningstar Quartile - Class T Shares	-	4th	1st	2nd	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	578/702	94/624	141/549	8/52

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Venture Fund (unaudited)(closed to certain new investors)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

(1) Closed to certain new investors.

6	MARCH 31, 2017

Janus Venture Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,053.90	$5.27	$1,000.00	$1,019.80	$5.19	1.03%
Class C Shares	$1,000.00	$1,050.20	$9.05	$1,000.00	$1,016.11	$8.90	1.77%
Class D Shares	$1,000.00	$1,055.10	$4.20	$1,000.00	$1,020.84	$4.13	0.82%
Class I Shares	$1,000.00	$1,055.40	$4.00	$1,000.00	$1,021.04	$3.93	0.78%
Class N Shares	$1,000.00	$1,055.90	$3.49	$1,000.00	$1,021.54	$3.43	0.68%
Class S Shares	$1,000.00	$1,053.30	$6.04	$1,000.00	$1,019.05	$5.94	1.18%
Class T Shares	$1,000.00	$1,054.60	$4.71	$1,000.00	$1,020.34	$4.63	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Venture Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 97.4%
Aerospace & Defense – 2.4%
HEICO Corp	.825,602	$61,920,150
Sparton Corp*	296,202	6,217,280
		68,137,430
Air Freight & Logistics – 0.5%
Echo Global Logistics Inc*	638,913	13,640,793
Auto Components – 0.5%
Gentherm Inc*	382,354	15,007,394
Banks – 0.7%
Bank of the Ozarks Inc	390,988	20,335,286
Beverages – 0.4%
Britvic PLC	1,365,642	11,076,980
Biotechnology – 5.3%
ACADIA Pharmaceuticals Inc*,#	549,288	18,884,521
Alder Biopharmaceuticals Inc*	404,806	8,419,965
Axovant Sciences Ltd*	311,482	4,653,541
DBV Technologies SA (ADR)*	438,385	15,439,920
Eagle Pharmaceuticals Inc/DE*,#	394,584	32,726,797
Ironwood Pharmaceuticals Inc*	1,205,183	20,560,422
Knight Therapeutics Inc*	2,129,810	16,641,894
Ligand Pharmaceuticals Inc*,#	227,186	24,045,366
Puma Biotechnology Inc*	292,167	10,868,612
		152,241,038
Building Products – 2.0%
AAON Inc	59,059	2,087,736
AO Smith Corp	608,620	31,136,999
CSW Industrials Inc*	612,927	22,494,421
		55,719,156
Capital Markets – 4.1%
Financial Engines Inc	696,592	30,336,582
LPL Financial Holdings Inc	832,857	33,172,694
MSCI Inc	423,242	41,134,890
WisdomTree Investments Inc#	1,242,069	11,277,987
		115,922,153
Chemicals – 3.5%
HB Fuller Co	316,978	16,343,386
Sensient Technologies Corp	700,673	55,535,342
Valvoline Inc#	1,138,030	27,938,636
		99,817,364
Commercial Services & Supplies – 0.6%
SP Plus Corp*	466,797	15,754,399
Construction Materials – 0.7%
Summit Materials Inc	866,733	21,416,972
Consumer Finance – 0.6%
SLM Corp*	1,461,931	17,689,365
Containers & Packaging – 0.6%
Winpak Ltd	425,830	17,005,018
Diversified Consumer Services – 2.1%
ServiceMaster Global Holdings Inc*	1,412,007	58,951,292
Diversified Financial Services – 0.6%
Capitol Acquisition Corp III*,#	819,214	8,642,708
Landcadia Holdings Inc*	785,350	8,403,245
		17,045,953
Electrical Equipment – 1.0%
EnerSys	346,369	27,342,369
Electronic Equipment, Instruments & Components – 4.1%
Belden Inc	608,814	42,123,841
CTS Corp£	1,532,027	32,632,175
National Instruments Corp	539,890	17,578,818

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2017

Janus Venture Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
OSI Systems Inc*	.344,284	$25,129,289
		117,464,123
Equity Real Estate Investment Trusts (REITs) – 1.2%
Easterly Government Properties Inc	928,113	18,367,356
Physicians Realty Trust	762,593	15,152,723
		33,520,079
Food & Staples Retailing – 0.8%
Casey's General Stores Inc	200,662	22,524,309
Food Products – 0.4%
Amplify Snack Brands Inc*,#	1,527,503	12,831,025
Health Care Equipment & Supplies – 5.6%
Atrion Corp	21,211	9,930,990
Globus Medical Inc*	465,575	13,790,332
ICU Medical Inc*	193,908	29,609,752
Insulet Corp*	499,694	21,531,814
Masimo Corp*	6,740	628,572
Novadaq Technologies Inc*,#	1,355,208	10,557,070
STERIS PLC	667,024	46,331,487
Trinity Biotech PLC (ADR)*,#,£	1,223,052	7,289,390
Wright Medical Group NV*,#	668,362	20,799,425
		160,468,832
Health Care Providers & Services – 1.5%
Capital Senior Living Corp*	891,805	12,538,778
Diplomat Pharmacy Inc*,#	771,858	12,311,135
HealthEquity Inc*	455,822	19,349,644
		44,199,557
Health Care Technology – 1.9%
athenahealth Inc*	211,239	23,804,523
HealthStream Inc*	764,655	18,527,591
Medidata Solutions Inc*	181,362	10,462,774
		52,794,888
Hotels, Restaurants & Leisure – 4.5%
Biglari Holdings Inc*	90,810	39,228,104
Cedar Fair LP	528,792	35,857,386
Domino's Pizza Group PLC	3,807,284	14,727,781
Dunkin' Brands Group Inc	531,678	29,072,153
Playa Hotels & Resorts NV*	1,016,471	10,672,946
		129,558,370
Information Technology Services – 6.8%
Broadridge Financial Solutions Inc†	922,907	62,711,531
Euronet Worldwide Inc*	717,854	61,390,874
MAXIMUS Inc	526,485	32,747,367
WEX Inc*,†	342,862	35,486,217
		192,335,989
Insurance – 0.7%
RLI Corp	354,460	21,274,689
Internet & Direct Marketing Retail – 0.7%
MakeMyTrip Ltd*	537,262	18,589,265
Internet Software & Services – 6.7%
Alarm.com Holdings Inc*,#	578,165	17,772,792
ChannelAdvisor Corp*	1,086,658	12,116,237
Cimpress NV*	273,215	23,548,401
CoStar Group Inc*	116,067	24,051,404
Envestnet Inc*	740,302	23,911,755
Instructure Inc*	611,630	14,312,142
j2 Global Inc	537,209	45,077,207
Trade Desk Inc*,#	322,089	11,997,815

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Venture Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Internet Software & Services – (continued)
Zillow Group Inc*,#	.498,241	$16,845,528
		189,633,281
Life Sciences Tools & Services – 1.2%
Bio-Techne Corp	218,228	22,182,876
NeoGenomics Inc*	1,415,122	11,165,313
		33,348,189
Machinery – 5.6%
ITT Inc	554,124	22,730,166
Kennametal Inc	494,544	19,400,961
Nordson Corp	223,915	27,505,719
Proto Labs Inc*	308,505	15,764,605
Rexnord Corp*	1,527,982	35,265,825
Standex International Corp	212,370	21,268,855
Wabtec Corp/DE	216,149	16,859,622
		158,795,753
Media – 1.1%
Manchester United Plc#	1,002,481	16,941,929
National CineMedia Inc	1,099,281	13,883,919
		30,825,848
Oil, Gas & Consumable Fuels – 1.1%
DCP Midstream LP#	805,305	31,592,115
Personal Products – 1.2%
Ontex Group NV*	1,049,105	33,684,342
Pharmaceuticals – 3.8%
Aratana Therapeutics Inc*,#	1,232,005	6,529,627
Catalent Inc*	1,525,001	43,188,028
GW Pharmaceuticals PLC (ADR)*	140,578	17,001,503
Prestige Brands Holdings Inc*	546,700	30,374,652
Teligent Inc*,#	1,480,937	11,566,118
		108,659,928
Professional Services – 2.1%
Advisory Board Co*	855,972	40,059,490
CEB Inc	242,078	19,027,331
		59,086,821
Real Estate Management & Development – 1.0%
Jones Lang LaSalle Inc	156,668	17,460,649
St Joe Co*	686,243	11,700,443
		29,161,092
Road & Rail – 1.7%
AMERCO	55,878	21,300,135
Old Dominion Freight Line Inc	324,538	27,770,717
		49,070,852
Semiconductor & Semiconductor Equipment – 2.3%
ON Semiconductor Corp*	3,324,889	51,502,531
SolarEdge Technologies Inc*,#	815,760	12,725,856
		64,228,387
Software – 11.9%
Blackbaud Inc	713,104	54,673,684
Cadence Design Systems Inc*	1,980,065	62,174,041
Descartes Systems Group Inc*	1,025,710	23,504,086
Guidewire Software Inc*	264,421	14,894,835
Nice Ltd (ADR)	787,415	53,528,472
Paylocity Holding Corp*	621,075	23,992,127
RealPage Inc*	715,027	24,954,442
SS&C Technologies Holdings Inc	1,716,133	60,751,108
Tyler Technologies Inc*	130,310	20,140,714
		338,613,509

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Janus Venture Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – (continued)
Specialty Retail – 1.8%
Sally Beauty Holdings Inc*	.1,739,622	$35,557,874
Williams-Sonoma Inc	308,362	16,534,370
		52,092,244
Textiles, Apparel & Luxury Goods – 0.7%
Carter's Inc	228,337	20,504,663
Thrifts & Mortgage Finance – 1.0%
LendingTree Inc*,#	216,873	27,185,031
Trading Companies & Distributors – 0.4%
SiteOne Landscape Supply Inc*	259,175	12,546,662
Total Common Stocks (cost $2,066,876,459)		2,771,692,805
Rights – 0%
Biotechnology – 0%
DYAX Corp* (cost $1,225,926)	1,104,438	1,225,926
Warrants – 0%
Hotels, Restaurants & Leisure – 0%
Playa Hotels & Resorts NV, expires 3/10/22* (cost $0)	1,016,471	777,600
Investment Companies – 7.0%
Investments Purchased with Cash Collateral from Securities Lending – 4.8%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	137,975,841	137,975,841
Money Markets – 2.2%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	61,729,329	61,729,329
Total Investment Companies (cost $199,705,170)		199,705,170
Total Investments (total cost $2,267,807,555) – 104.4%		2,973,401,501
Liabilities, net of Cash, Receivables and Other Assets – (4.4)%		(126,231,176)
Net Assets – 100%		$2,847,170,325

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,717,413,851	91.4%
Canada	67,708,068	2.3
United Kingdom	59,748,193	2.0
Israel	53,528,472	1.8
Belgium	33,684,342	1.1
India	18,589,265	0.6
France	15,439,920	0.5
Ireland	7,289,390	0.3

Total	$2,973,401,501	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Venture Fund

Schedule of Investments (unaudited)

March 31, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	4/20/17	9,376,000	$11,749,880	$(94,855)
Barclays Capital, Inc.:
British Pound	4/27/17	8,834,000	11,072,560	(151,792)
Citibank NA:
Canadian Dollar	4/27/17	9,040,000	6,801,184	5,276
Canadian Dollar	4/27/17	2,200,000	1,655,155	(1,141)
Euro	4/27/17	14,780,000	15,782,990	101,758

			24,239,329	105,893
HSBC Securities (USA), Inc.:
British Pound	4/20/17	13,862,000	17,371,676	(147,891)
Canadian Dollar	4/20/17	9,768,000	7,348,016	9,733
Euro	4/20/17	8,452,000	9,022,578	(37,596)

			33,742,270	(175,754)
JPMorgan Chase & Co.:
Canadian Dollar	4/27/17	35,720,000	26,873,705	(418,247)
Total			$107,677,744	$(734,755)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2017

Janus Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $33,828,750.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Apptio Inc
263,964	71,113	(335,077)	—	$(1,011,736)	$—	$—
CTS Corp(1)
1,653,832	—	(121,805)	1,532,027	319,194	125,689	N/A
Janus Cash Collateral Fund LLC
228,611,024	406,051,624	(496,686,807)	137,975,841	—	1,435,462(2)	137,975,841
Janus Cash Liquidity Fund LLC
170,675,622	179,108,694	(288,054,987)	61,729,329	—	131,020	61,729,329
Trinity Biotech PLC (ADR)
1,229,584	—	(6,532)	1,223,052	(78,812)	—	7,289,390

Total				$(771,354)	$1,692,171	$206,994,560
(1)	Company was no longer an affiliate as of March 31, 2017.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

Janus Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,771,692,805	$-	$-
Rights	-	-	1,225,926
Warrants	777,600	-	-
Investment Companies	-	199,705,170	-
Total Investments in Securities	$2,772,470,405	$199,705,170	$1,225,926
Other Financial Instruments(a):
Forward Currency Contracts	-	116,767	-
Total Assets	$2,772,470,405	$199,821,937	$1,225,926
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$851,522	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2017

Janus Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,267,807,555
Unaffiliated investments, at value(1)	2,766,406,941
Affiliated investments, at value(2)	206,994,560
Cash	182
Forward currency contracts	116,767
Closed foreign currency contracts	5,121
Non-interested Trustees' deferred compensation	53,793
Receivables:
Investments sold	17,719,788
Dividends	716,650
Fund shares sold	645,945
Dividends from affiliates	21,446
Other assets	26,586
Total Assets	2,992,707,779
Liabilities:
Collateral for securities loaned (Note 3)	137,975,841
Forward currency contracts	851,522
Closed foreign currency contracts	41,288
Payables:	—
Fund shares repurchased	2,345,215
Investments purchased	1,927,076
Advisory fees	1,643,085
Transfer agent fees and expenses	453,923
Non-interested Trustees' deferred compensation fees	53,793
12b-1 Distribution and shareholder servicing fees	28,756
Fund administration fees	24,390
Professional fees	21,239
Non-interested Trustees' fees and expenses	20,677
Custodian fees	4,898
Accrued expenses and other payables	145,751
Total Liabilities	145,537,454
Net Assets	$2,847,170,325

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,069,148,663
Undistributed net investment income/(loss)	(1,932,043)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	75,082,066
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	704,871,639
Total Net Assets	$2,847,170,325
Net Assets - Class A Shares	$27,508,293
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	402,465
Net Asset Value Per Share(3)	$68.35
Maximum Offering Price Per Share(4)	$72.52
Net Assets - Class C Shares	$13,480,120
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	208,542
Net Asset Value Per Share(3)	$64.64
Net Assets - Class D Shares	$1,472,213,642
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,076,553
Net Asset Value Per Share	$69.85
Net Assets - Class I Shares	$247,840,109
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,537,265
Net Asset Value Per Share	$70.07
Net Assets - Class N Shares	$120,613,887
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,713,988
Net Asset Value Per Share	$70.37
Net Assets - Class S Shares	$45,358,012
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	668,055
Net Asset Value Per Share	$67.90
Net Assets - Class T Shares	$920,156,262
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,309,856
Net Asset Value Per Share	$69.13

(1) Includes $134,548,469 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes $41,193 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2017

Janus Venture Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$8,795,613
Affiliated securities lending income, net	1,435,462
Dividends from affiliates	256,709
Foreign tax withheld	(47,229)
Total Investment Income	10,440,555
Expenses:
Advisory fees	8,878,503
12b-1Distribution and shareholder servicing fees:
Class A Shares	40,845
Class C Shares	71,481
Class S Shares	52,413
Transfer agent administrative fees and expenses:
Class D Shares	854,391
Class S Shares	52,458
Class T Shares	1,150,258
Transfer agent networking and omnibus fees:
Class A Shares	17,224
Class C Shares	7,612
Class I Shares	112,283
Other transfer agent fees and expenses:
Class A Shares	2,044
Class C Shares	1,060
Class D Shares	87,913
Class I Shares	5,537
Class N Shares	1,692
Class S Shares	247
Class T Shares	3,729
Shareholder reports expense	144,461
Fund administration fees	131,791
Registration fees	91,017
Non-interested Trustees’ fees and expenses	45,631
Professional fees	36,320
Custodian fees	25,165
Other expenses	102,478
Total Expenses	11,916,553
Less: Excess Expense Reimbursement	(44,383)
Net Expenses	11,872,170
Net Investment Income/(Loss)	(1,431,615)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	73,564,929
Investments in affiliates	(771,354)
Total Net Realized Gain/(Loss) on Investments	72,793,575
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	76,894,700
Total Change in Unrealized Net Appreciation/Depreciation	76,894,700
Net Increase/(Decrease) in Net Assets Resulting from Operations	$148,256,660

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Venture Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$(1,431,615)	$2,805,082
Net realized gain/(loss) on investments	72,793,575	51,247,541
Change in unrealized net appreciation/depreciation	76,894,700	303,875,382
Net Increase/(Decrease) in Net Assets Resulting from Operations	148,256,660	357,928,005
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(614,236)	(2,104,279)
Class C Shares	(275,819)	(883,710)
Class D Shares	(24,322,624)	(61,189,181)
Class I Shares	(4,215,483)	(12,108,801)
Class N Shares	(1,705,646)	(2,083,386)
Class S Shares	(726,248)	(1,028,189)
Class T Shares	(16,025,933)	(43,007,174)
Net Decrease from Dividends and Distributions to Shareholders	(47,885,989)	(122,404,720)
Capital Share Transactions:
Class A Shares	(11,201,543)	(13,050,227)
Class C Shares	(2,889,047)	(3,538,027)
Class D Shares	(24,019,216)	(18,102,915)
Class I Shares	(11,672,223)	(41,026,864)
Class N Shares	24,504,213	64,948,899
Class S Shares	2,979,472	18,967,514
Class T Shares	(66,478,743)	(83,676,711)
Net Increase/(Decrease) from Capital Share Transactions	(88,777,087)	(75,478,331)
Net Increase/(Decrease) in Net Assets	11,593,584	160,044,954
Net Assets:
Beginning of period	2,835,576,741	2,675,531,787
End of period	$2,847,170,325	$2,835,576,741

Undistributed Net Investment Income/(Loss)	$(1,932,043)	$(500,428)

See Notes to Financial Statements.

18	MARCH 31, 2017

Janus Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$66.00	$60.50	$63.79		$70.71	$60.33	$50.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.09)(1)	(0.04)(1)	(0.22)(1)		(0.34)(1)	(0.42)	(0.11)
Net realized and unrealized gain/(loss)	3.59	8.38	3.98		4.36	17.45	14.32
Total from Investment Operations	3.50	8.34	3.76		4.02	17.03	14.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)		(10.94)	(6.65)	(4.08)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)		(10.94)	(6.65)	(4.08)
Net Asset Value, End of Period	$68.35	$66.00	$60.50		$63.79	$70.71	$60.33
Total Return*	5.39%	14.16%	5.50%		6.05%	31.76%	29.59%
Net Assets, End of Period (in thousands)	$27,508	$37,626	$48,546		$16,621	$44,205	$209,254
Average Net Assets for the Period (in thousands)	$33,415	$39,147	$42,275		$45,860	$243,045	$31,344
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.04%	1.04%		1.17%	1.14%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.04%	1.04%		1.17%	1.14%	1.08%
Ratio of Net Investment Income/(Loss)	(0.29)%	(0.07)%	(0.33)%		(0.51)%	(0.04)%	(0.48)%
Portfolio Turnover Rate	15%	22%	40%		47%	92%	51%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$62.70	$58.03	$61.85	$69.27	$59.57	$49.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.32)(1)	(0.47)(1)	(0.66)(1)	(0.72)(1)	0.07	(0.14)
Net realized and unrealized gain/(loss)	3.41	7.98	3.89	4.24	16.28	13.82
Total from Investment Operations	3.09	7.51	3.23	3.52	16.35	13.68
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Net Asset Value, End of Period	$64.64	$62.70	$58.03	$61.85	$69.27	$59.57
Total Return*	5.02%	13.30%	4.75%	5.37%	30.95%	28.62%
Net Assets, End of Period (in thousands)	$13,480	$15,972	$18,387	$7,926	$4,469	$413
Average Net Assets for the Period (in thousands)	$14,715	$17,061	$15,695	$6,549	$1,655	$108
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.78%	1.74%	1.82%	1.80%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.78%	1.74%	1.82%	1.80%	1.75%
Ratio of Net Investment Income/(Loss)	(1.01)%	(0.81)%	(1.03)%	(1.14)%	(0.51)%	(1.11)%
Portfolio Turnover Rate	15%	22%	40%	47%	92%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$67.35	$61.55	$64.67	$71.33	$60.63	$50.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	0.09(1)	(0.06)(1)	(0.10)(1)	0.23	(0.20)
Net realized and unrealized gain/(loss)	3.67	8.55	3.99	4.38	17.12	14.61
Total from Investment Operations	3.65	8.64	3.93	4.28	17.35	14.41
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Net Asset Value, End of Period	$69.85	$67.35	$61.55	$64.67	$71.33	$60.63
Total Return*	5.51%	14.41%	5.70%	6.40%	32.16%	29.95%
Net Assets, End of Period (in thousands)	$1,472,214	$1,443,406	$1,337,264	$1,340,281	$1,332,186	$1,052,828
Average Net Assets for the Period (in thousands)	$1,427,449	$1,359,875	$1,473,495	$1,375,889	$1,141,628	$997,625
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.82%	0.82%	0.84%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%	0.82%	0.84%	0.83%
Ratio of Net Investment Income/(Loss)	(0.07)%	0.15%	(0.10)%	(0.15)%	0.35%	(0.11)%
Portfolio Turnover Rate	15%	22%	40%	47%	92%	51%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$67.54	$61.69	$64.76	$71.37	$60.61	$50.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.12(1)	(0.02)(1)	(0.04)(1)	0.24	(0.14)
Net realized and unrealized gain/(loss)	3.69	8.57	4.00	4.37	17.17	14.58
Total from Investment Operations	3.68	8.69	3.98	4.33	17.41	14.44
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Net Asset Value, End of Period	$70.07	$67.54	$61.69	$64.76	$71.37	$60.61
Total Return*	5.54%	14.46%	5.78%	6.48%	32.28%	30.04%
Net Assets, End of Period (in thousands)	$247,840	$252,126	$272,647	$206,130	$128,788	$29,810
Average Net Assets for the Period (in thousands)	$236,529	$251,451	$270,012	$147,267	$77,403	$21,852
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.77%	0.75%	0.75%	0.75%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.77%	0.75%	0.75%	0.75%	0.72%
Ratio of Net Investment Income/(Loss)	(0.02)%	0.20%	(0.03)%	(0.06)%	0.35%	(0.03)%
Portfolio Turnover Rate	15%	22%	40%	47%	92%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2017

Janus Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$67.79	$61.86	$64.87	$71.43	$60.62	$56.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.16(2)	0.04(2)	(0.01)(2)	0.29	(0.02)
Net realized and unrealized gain/(loss)	3.71	8.61	4.00	4.39	17.17	3.92
Total from Investment Operations	3.73	8.77	4.04	4.38	17.46	3.90
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	—
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	—
Net Asset Value, End of Period	$70.37	$67.79	$61.86	$64.87	$71.43	$60.62
Total Return*	5.59%	14.56%	5.87%	6.55%	32.37%	6.88%
Net Assets, End of Period (in thousands)	$120,614	$91,472	$21,975	$6,486	$6,736	$3,807
Average Net Assets for the Period (in thousands)	$104,560	$52,796	$10,894	$6,525	$5,487	$266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.67%	0.68%	0.69%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.68%	0.67%	0.68%	0.69%	0.91%
Ratio of Net Investment Income/(Loss)	0.07%	0.26%	0.06%	(0.01)%	0.48%	(0.58)%
Portfolio Turnover Rate	15%	22%	40%	47%	92%	51%

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$65.61	$60.24	$63.63	$70.57	$60.26	$50.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.14)(2)	(0.14)(2)	(0.29)(2)	(0.32)(2)	0.09	(0.08)
Net realized and unrealized gain/(loss)	3.58	8.35	3.95	4.32	16.87	14.26
Total from Investment Operations	3.44	8.21	3.66	4.00	16.96	14.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Net Asset Value, End of Period	$67.90	$65.61	$60.24	$63.63	$70.57	$60.26
Total Return*	5.33%	14.00%	5.34%	6.03%	31.67%	29.55%
Net Assets, End of Period (in thousands)	$45,358	$40,904	$18,132	$6,792	$6,069	$189
Average Net Assets for the Period (in thousands)	$42,027	$29,251	$12,384	$6,387	$2,060	$37
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.19%	1.17%	1.18%	1.21%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.19%	1.17%	1.18%	1.21%	1.18%
Ratio of Net Investment Income/(Loss)	(0.42)%	(0.23)%	(0.45)%	(0.49)%	0.01%	(0.53)%
Portfolio Turnover Rate	15%	22%	40%	47%	92%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$66.70	$61.05	$64.25	$70.99	$60.43	$50.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	0.03(1)	(0.13)(1)	(0.16)(1)	0.15	(0.11)
Net realized and unrealized gain/(loss)	3.63	8.46	3.98	4.36	17.06	14.41
Total from Investment Operations	3.58	8.49	3.85	4.20	17.21	14.30
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)
Net Asset Value, End of Period	$69.13	$66.70	$61.05	$64.25	$70.99	$60.43
Total Return*	5.46%	14.28%	5.61%	6.31%	32.03%	29.77%
Net Assets, End of Period (in thousands)	$920,156	$954,070	$958,581	$729,674	$646,328	$498,625
Average Net Assets for the Period (in thousands)	$923,001	$918,072	$989,819	$724,733	$618,311	$345,919
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.93%	0.92%	0.93%	0.94%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.92%	0.91%	0.92%	0.94%	0.94%
Ratio of Net Investment Income/(Loss)	(0.16)%	0.05%	(0.19)%	(0.25)%	0.18%	(0.23)%
Portfolio Turnover Rate	15%	22%	40%	47%	92%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2017

Janus Venture Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Venture Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to new investors in certain distribution channels.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

Janus Investment Fund	23

Janus Venture Fund

Notes to Financial Statements (unaudited)

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

24	MARCH 31, 2017

Janus Venture Fund

Notes to Financial Statements (unaudited)

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’

Janus Investment Fund	25

Janus Venture Fund

Notes to Financial Statements (unaudited)

taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

26	MARCH 31, 2017

Janus Venture Fund

Notes to Financial Statements (unaudited)

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $97,483,766.

Janus Investment Fund	27

Janus Venture Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2017

Currency Contracts
Asset Derivatives:
Forward currency contracts	$116,767

Liability Derivatives:
Forward currency contracts	$851,522

(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ 4,816,716	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(1,208,345)	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending

28	MARCH 31, 2017

Janus Venture Fund

Notes to Financial Statements (unaudited)

and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange

Janus Investment Fund	29

Janus Venture Fund

Notes to Financial Statements (unaudited)

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$107,034	$(1,141)	$—	$105,893
Deutsche Bank AG	134,589,662	—	(134,589,662)	—
HSBC Securities (USA), Inc.	9,733	(9,733)	—	—

Total	$134,706,429	$(10,874)	$(134,589,662)	$105,893
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$94,855	$—	$—	$94,855
Barclays Capital, Inc.	151,792	—	—	151,792
Citibank NA	1,141	(1,141)	—	—
HSBC Securities (USA), Inc.	185,487	(9,733)	—	175,754
JPMorgan Chase & Co.	418,247	—	—	418,247

Total	$851,522	$(10,874)	$—	$840,648
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying

30	MARCH 31, 2017

Janus Venture Fund

Notes to Financial Statements (unaudited)

Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $134,589,662 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2017 is $137,975,841, resulting in the net amount due to the counterparty of $3,386,179.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Investment Fund	31

Janus Venture Fund

Notes to Financial Statements (unaudited)

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets,

32	MARCH 31, 2017

Janus Venture Fund

Notes to Financial Statements (unaudited)

and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	33

Janus Venture Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $222.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $344.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2017, the Fund engaged in cross trades amounting to $1,265,741 in purchases and $11,048,901 in sales, resulting in a net realized gain of $2,907,175. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,258,256,570	$780,836,920	$(65,691,989)	$ 715,144,931

34	MARCH 31, 2017

Janus Venture Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	52,399	$ 3,425,131	152,856	$ 9,288,438
Reinvested dividends and distributions	9,423	612,680	34,300	2,099,822
Shares repurchased	(229,471)	(15,239,354)	(419,458)	(24,438,487)
Net Increase/(Decrease)	(167,649)	$(11,201,543)	(232,302)	$(13,050,227)
Class C Shares:
Shares sold	3,176	$ 196,766	6,121	$ 360,470
Reinvested dividends and distributions	4,462	274,949	15,083	882,333
Shares repurchased	(53,824)	(3,360,762)	(83,348)	(4,780,830)
Net Increase/(Decrease)	(46,186)	$ (2,889,047)	(62,144)	$ (3,538,027)
Class D Shares:
Shares sold	293,993	$ 19,753,453	481,352	$ 29,615,475
Reinvested dividends and distributions	348,673	23,155,401	938,238	58,508,543
Shares repurchased	(997,698)	(66,928,070)	(1,714,236)	(106,226,933)
Net Increase/(Decrease)	(355,032)	$(24,019,216)	(294,646)	$(18,102,915)
Class I Shares:
Shares sold	738,816	$ 50,626,204	751,605	$ 46,470,789
Reinvested dividends and distributions	62,800	4,183,075	193,604	12,102,169
Shares repurchased	(997,444)	(66,481,502)	(1,632,031)	(99,599,822)
Net Increase/(Decrease)	(195,828)	$(11,672,223)	(686,822)	$(41,026,864)
Class N Shares:
Shares sold	512,156	$ 34,542,591	1,110,500	$ 72,204,862
Reinvested dividends and distributions	25,503	1,705,646	33,223	2,083,386
Shares repurchased	(172,924)	(11,744,024)	(149,715)	(9,339,349)
Net Increase/(Decrease)	364,735	$ 24,504,213	994,008	$ 64,948,899
Class S Shares:
Shares sold	208,994	$ 13,676,210	528,532	$ 31,428,968
Reinvested dividends and distributions	11,239	726,248	16,875	1,028,189
Shares repurchased	(175,608)	(11,422,986)	(222,963)	(13,489,643)
Net Increase/(Decrease)	44,625	$ 2,979,472	322,444	$ 18,967,514
Class T Shares:
Shares sold	525,498	$ 34,878,640	1,605,462	$ 99,946,525
Reinvested dividends and distributions	238,741	15,697,214	680,865	42,084,239
Shares repurchased	(1,757,947)	(117,054,597)	(3,685,560)	(225,707,475)
Net Increase/(Decrease)	(993,708)	$(66,478,743)	(1,399,233)	$(83,676,711)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$402,628,481	$ 436,037,921	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving

Janus Investment Fund	35

Janus Venture Fund

Notes to Financial Statements (unaudited)

corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

36	MARCH 31, 2017

Janus Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	37

Janus Venture Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

38	MARCH 31, 2017

Janus Venture Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	39

Janus Venture Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

40	MARCH 31, 2017

Janus Venture Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	41

Janus Venture Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Venture Fund

Additional Information (unaudited)

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	45

Janus Venture Fund

Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	47

Janus Venture Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	49

Janus Venture Fund

Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

50	MARCH 31, 2017

Janus Venture Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Venture Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Venture Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Janus Investment Fund	53

Janus Venture Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

54	MARCH 31, 2017

Janus Venture Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	55

Janus Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

56	MARCH 31, 2017

Janus Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93056 05-17

SEMIANNUAL REPORT March 31, 2017

Perkins Global Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Global Value Fund

Perkins Global Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward–to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Perkins Global Value Fund’s Class I Shares returned 6.39% over the six-month period ended March 31, 2017. It underperformed its primary benchmark, the MSCI World Index, which returned 8.35%, and its secondary benchmark, the MSCI All Country World Index, which returned 8.18% in the period.

INVESTMENT ENVIRONMENT

Global equities rose over the period, despite uncertainty about the potential outcome of U.S. elections and moves by major central banks weighing on investors’ minds early in the period. With the election of Donald Trump and a Republican Congress in the U.S., the appetite for risk assets returned on expectations that the new administration would champion a pro-growth agenda. At its December meeting, the Federal Reserve (Fed) felt confident enough in the trajectory of the U.S. economy that it raised its benchmark interest rate for only the second time since 2006. The European Central Bank (ECB) provided support to the continent’s financial markets by announcing an extension of its bond-buying program, albeit at a lower level from April 2017 onward.

The rally continued into the new year, with only a modest pullback in the U.S. occurring late in the period. Economic data also hinted at a resilient Europe, which counterbalanced – to a degree – concerns about a surge in populist rhetoric throughout the region. Emerging markets rebounded after their post-election sell-off, benefiting from a healthier global economic outlook, as well as the Trump administration’s little-to-no focus on U.S. protectionist efforts. After peaking in mid-March, however, many global indices slid over the remainder of the period as market participants began reassessing the Trump reflation trade. Doubts around the government’s ability to effectively implement fiscal reforms were justified when Republicans abandoned their replacement plan for the Affordable Care Act (ACA) in March. Energy slipped, in part, on a decrease in global crude oil prices and a ramp-up in U.S. production. The U.S. dollar fell against most developed and emerging market currencies by the end of the period, and U.S. inflation expectations tapered.

DETRACTORS

Our holdings in the consumer staples, industrials and information technology sectors weighed on relative performance. From a country perspective, relative detractors included our holdings in the UK and Sweden. Our substantial cash holdings, which averaged roughly 12% during the period, also detracted from relative performance.

The leading detractor was Cobham, a UK-based aerospace, defense, and electronic systems manufacturer. The company posted a series of profit warnings in 2016 primarily due to its ill-timed 2015 acquisition of Aeroflex, which resulted in a dilutive rights offering and culminated with the termination of the previous management team. In 2017, the new CEO and CFO issued an additional profit warning that would require an additional equity issuance to shore up the company’s stretched balance sheet. Given the eroding profit outlook and ongoing pressure on the capital structure, we exited the position despite our view that the company has fundamentally good assets and a long track record of consistent profit and cash flow generation prior to the Aeroflex transaction.

Matas is the dominant health and beauty retailer in Denmark with a high market share given its strong network of stores, loyalty program, and its own successful private label. The competitive landscape changed as a parallel importer entered the market with lower prices, which put pressure on Matas’ sales and profits. We exited the position given the deterioration of Matas’ competitive position and the initiation of an investment cycle that will worsen its cash flow generation.

Janus Investment Fund	1

Perkins Global Value Fund (unaudited)

Swedish Match was another leading detractor. The tobacco company sells snus, cigars and chewing tobacco, with 50% of sales in Sweden and 35% in the U.S. In 2016, the company reduced its investment in Scandinavian Tobacco Group from 30% to 18%, which allowed for a special dividend of SEK1.76b to be paid in December 2016. The stock was down despite solid earnings as investors began rotating out of consumer staples after the U.S. election. We added to our position as we believe the reward-to-risk ratio has improved.

CONTRIBUTORS

Stock selection in health care and telecommunication services, along with our underweight in real estate, aided relative performance. Stock selection in Japan and Mexico also aided results.

Wells Fargo outperformed during the period due to a broad-based outperformance of the banking sector after the U.S. election. The expectation of higher inflation and interest rates – driven by potential fiscal spending and a lower corporate tax rate – drove the outperformance of the banking sector versus the broader market. In addition, the stock recovered from the third quarter sell-off, which was driven by regulatory settlements surrounding the creation of fraudulent accounts. A management change and corrective actions limited further reputational damage, which limited the valuation discount. We believe the current valuation, combined with Wells Fargo’s strong balance sheet, provides an attractive opportunity.

Oracle was also a leading contributor. The stock received a boost near the end of the period after the company posted top- and bottom-line results that showed an uptick in growth. Specifically, Oracle posted an accelerating growth rate in its software business, which had been lower based on the business model shift to cloud-based solutions. Now, however, the cloud based software solutions are large enough to offset the decline in the traditional software delivery model. Additionally, Oracle posted higher-than-expected gross and operating margins, leading to an earnings beat relative to expectations. While shares of Oracle have moved higher, we believe the company continues to have an attractive reward-to-risk ratio. As a result, we continue to own shares of Oracle.

Sanofi was another top contributor. During the first quarter of 2017, the company posted quarterly results and guidance above expectations, despite pressure on its diabetes franchise and continued scrutiny of drug prices across the industry. The company also announced positive clinical trial data on one of its later stage pipeline products, dupilumab. We added to our position as we continue to believe the decline of the diabetes franchise is largely expected and factored in the downside scenario, and see an attractive risk-to-reward ratio. In our view, the valuation remains modest, reflecting relatively low expectations.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK AND POSITIONING

Equity markets posted broad based gains during the period. As defensive value managers, our portfolios do not always keep up in such bullish market environments, but our consistent emphasis on quality and stocks that are out of favor helped us in the period. Economically sensitive sectors such as technology and consumer discretionary were among the strongest performers during the period. These sectors were aided in the new year by supportive macroeconomic data in terms of a rising Purchasing Managers’ Index (an indicator of the economic health of the manufacturing sector) and GDP, with falling unemployment. At the same time, more stable businesses in the consumer staples and health care sectors also saw strong gains in the first quarter of 2017. Given the reasonably strong economic data, the Fed once again increased its benchmark interest rate in mid-March.

The turbulent political environment around the globe seems increasingly incongruent with the optimism priced into equity markets, especially in the U.S. The Trump administration has faced numerous obstacles both domestically and abroad: inability to repeal the ACA despite congressional majorities, ongoing scrutiny over Russian ties, escalating tensions with China and North Korea, and the list goes on.

At Perkins, downside scenario analysis is among the most critical components of our investment process and philosophy. As security prices rise on optimism over an ambitious domestic policy agenda in the U.S., our investment team becomes increasingly skeptical as greed seemingly overtakes fear in financial markets. We cannot help but question the likelihood of enacting such an agenda when political gridlock seemingly remains as potent a force as ever. We are increasingly concerned about the consequences in financial markets if, for example, an even more complex endeavor such as tax reform meets a similar fate as efforts to repeal the ACA.

2	MARCH 31, 2017

Perkins Global Value Fund (unaudited)

While it may perhaps sound repetitive many years into a bull market, we believe our rigorous approach to downside analysis helps minimize potential drawdowns such that we can compound higher returns than our benchmark over complete (and inevitable) market cycles.

We continue to see elevated valuations in the market, and we believe investor optimism has made identifying bargain securities with acceptable downside risk increasingly challenging. We continue to hold a portion of the portfolio in cash, as we seek to exercise sell discipline with stocks that reach our price targets and amid a dearth of what we believe to be bargain securities in the market.

Thank you for your investment and continued confidence in Perkins.

Janus Investment Fund	3

Perkins Global Value Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Wells Fargo & Co	0.95%	Cobham PLC	-0.36%
	Oracle Corp	0.55%	Matas A/S	-0.22%
	Sanofi	0.40%	Swedish Match AB	-0.18%
	America Movil SAB de CV	0.39%	Danone SA	-0.16%
	Cie Financiere Richemont SA	0.36%	Vodafone Group PLC	-0.11%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	0.28%	15.65%	12.23%
	Real Estate	0.25%	0.75%	3.21%
	Telecommunication Services	0.23%	4.76%	3.27%
	Utilities	0.04%	4.32%	3.18%
	Consumer Discretionary	0.04%	6.40%	12.40%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-1.00%	12.21%	0.00%
	Consumer Staples	-0.99%	19.07%	9.88%
	Industrials	-0.55%	7.98%	11.20%
	Information Technology	-0.31%	10.26%	14.98%
	Financials	-0.30%	12.69%	17.65%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2017

Perkins Global Value Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Oracle Corp
Software	4.1%
Wells Fargo & Co
Banks	4.0%
Procter & Gamble Co
Household Products	3.8%
Johnson & Johnson
Pharmaceuticals	3.7%
Pfizer Inc
Pharmaceuticals	3.6%
19.2%

Asset Allocation - (% of Net Assets)
Common Stocks	87.7%
Repurchase Agreements	12.1%
Other	0.2%
100.0%

Emerging markets comprised 6.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

Janus Investment Fund	5

Perkins Global Value Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017						per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	6.23%	9.02%	7.26%	4.14%	6.19%	0.96%
Class A Shares at MOP	0.11%	2.74%	6.00%	3.52%	5.79%
Class C Shares at NAV	5.79%	8.21%	6.45%	3.43%	5.46%	1.72%
Class C Shares at CDSC	4.79%	7.21%	6.45%	3.43%	5.46%
Class D Shares(1)	6.30%	9.23%	7.41%	4.32%	6.40%	0.82%
Class I Shares	6.39%	9.37%	7.55%	4.28%	6.37%	0.69%
Class N Shares	6.42%	9.41%	7.36%	4.28%	6.37%	0.62%
Class S Shares	6.16%	8.83%	7.09%	4.06%	6.09%	1.13%
Class T Shares	6.31%	9.17%	7.36%	4.28%	6.37%	0.87%
MSCI World Index	8.35%	14.77%	9.37%	4.21%	5.47%
MSCI All Country World Index	8.18%	15.04%	8.37%	4.00%	5.61%
Morningstar Quartile - Class T Shares	-	4th	3rd	2nd	2nd
Morningstar Ranking - based on total returns for World Stock Funds	-	910/1,060	562/787	275/560	159/391

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	MARCH 31, 2017

Perkins Global Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 29, 2001

(1) Closed to certain new investors.

Janus Investment Fund	7

Perkins Global Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,062.30	$4.88	$1,000.00	$1,020.19	$4.78	0.95%
Class C Shares	$1,000.00	$1,057.90	$8.72	$1,000.00	$1,016.45	$8.55	1.70%
Class D Shares	$1,000.00	$1,063.00	$4.22	$1,000.00	$1,020.84	$4.13	0.82%
Class I Shares	$1,000.00	$1,063.90	$4.22	$1,000.00	$1,020.84	$4.13	0.82%
Class N Shares	$1,000.00	$1,064.20	$3.19	$1,000.00	$1,021.84	$3.13	0.62%
Class S Shares	$1,000.00	$1,061.60	$5.65	$1,000.00	$1,019.45	$5.54	1.10%
Class T Shares	$1,000.00	$1,063.10	$4.37	$1,000.00	$1,020.69	$4.28	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2017

Perkins Global Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 87.7%
Aerospace & Defense – 1.5%
BWX Technologies Inc	.30,207	$1,437,853
Meggitt PLC	445,097	2,482,859
		3,920,712
Automobiles – 3.3%
Honda Motor Co Ltd	125,000	3,763,139
Hyundai Motor Co	35,370	4,982,358
		8,745,497
Banks – 7.3%
CIT Group Inc	82,850	3,556,751
Lloyds Banking Group PLC	4,365,580	3,626,864
Royal Bank of Scotland Group PLC*	443,770	1,345,853
Wells Fargo & Co	190,979	10,629,891
		19,159,359
Beverages – 7.5%
Coca-Cola Co	179,784	7,630,033
Diageo PLC	93,066	2,662,176
PepsiCo Inc	66,756	7,467,326
Stock Spirits Group PLC	846,790	1,983,636
		19,743,171
Chemicals – 1.8%
Mosaic Co	43,283	1,262,998
Nippon Fine Chemical Co Ltd	132,315	1,126,894
Nitto FC Co Ltd	139,484	1,229,304
Tikkurila Oyj	53,361	1,081,484
		4,700,680
Commercial Services & Supplies – 2.7%
Daiseki Co Ltd	57,100	1,164,469
G4S PLC	384,409	1,465,346
Secom Co Ltd	14,600	1,045,256
Secom Joshinetsu Co Ltd	37,100	1,143,231
UniFirst Corp/MA	15,917	2,251,460
		7,069,762
Communications Equipment – 0.4%
Icom Inc	43,500	1,000,058
Consumer Finance – 1.4%
Ally Financial Inc	178,942	3,637,891
Diversified Consumer Services – 0.2%
Shingakukai Co Ltd	123,800	649,530
Diversified Telecommunication Services – 0.5%
Telenor ASA	76,419	1,272,403
Electric Utilities – 3.2%
Exelon Corp	121,102	4,357,250
PPL Corp	104,925	3,923,146
		8,280,396
Electrical Equipment – 0.8%
Cosel Co Ltd	152,346	2,070,789
Electronic Equipment, Instruments & Components – 0.3%
Kitagawa Industries Co Ltd	70,600	688,177
Food Products – 3.0%
Danone SA	45,779	3,113,560
Nestle SA	46,215	3,546,657
Orkla ASA	132,017	1,182,898
		7,843,115
Health Care Equipment & Supplies – 1.0%
Nakanishi Inc	16,000	623,843
Stryker Corp	16,305	2,146,553
		2,770,396

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Global Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – 0.4%
As One Corp	.21,900	$948,325
Hotels, Restaurants & Leisure – 0.6%
Grand Korea Leisure Co Ltd	78,202	1,531,727
Household Products – 3.8%
Procter & Gamble Co	110,295	9,910,006
Industrial Conglomerates – 0.7%
CK Hutchison Holdings Ltd	143,000	1,759,139
Insurance – 0.9%
Sompo Holdings Inc	65,000	2,381,951
Internet Software & Services – 3.4%
Alphabet Inc*	10,520	8,918,856
Machinery – 0.8%
Ebara Corp	60,900	1,988,784
Media – 1.4%
Grupo Televisa SAB (ADR)*	138,842	3,601,561
Mortgage Real Estate Investment Trusts (REITs) – 1.7%
AGNC Investment Corp	66,604	1,324,754
Two Harbors Investment Corp	322,229	3,090,176
		4,414,930
Multi-Utilities – 1.2%
Engie SA	218,691	3,097,930
Oil, Gas & Consumable Fuels – 3.7%
BP PLC (ADR)	81,961	2,829,294
Canadian Natural Resources Ltd	33,719	1,104,103
Cenovus Energy Inc	65,491	741,250
Exxon Mobil Corp	42,995	3,526,020
Royal Dutch Shell PLC	56,939	1,495,016
		9,695,683
Personal Products – 1.2%
Unilever NV	65,352	3,246,443
Pharmaceuticals – 14.4%
GlaxoSmithKline PLC	136,930	2,846,562
Johnson & Johnson	78,991	9,838,329
Novartis AG	73,538	5,459,906
Pfizer Inc	279,733	9,569,666
Roche Holding AG	15,468	3,951,183
Sanofi	68,866	6,216,136
		37,881,782
Professional Services – 0.6%
Bureau Veritas SA	78,482	1,655,500
Real Estate Management & Development – 0.9%
Cheung Kong Property Holdings Ltd	139,475	939,549
Foxtons Group PLC	637,874	769,096
LSL Property Services PLC	283,061	741,090
		2,449,735
Semiconductor & Semiconductor Equipment – 1.5%
Intel Corp	108,469	3,912,477
Software – 6.3%
Microsoft Corp	88,962	5,859,037
Oracle Corp	241,496	10,773,137
		16,632,174
Textiles, Apparel & Luxury Goods – 1.5%
Cie Financiere Richemont SA	49,379	3,905,349
Tobacco – 3.1%
KT&G Corp	20,110	1,753,622
Scandinavian Tobacco Group A/S*	96,340	1,684,261
Swedish Match AB	144,856	4,713,775
		8,151,658

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Perkins Global Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Transportation Infrastructure – 0.4%
BBA Aviation PLC	.287,097	$1,095,117
Wireless Telecommunication Services – 4.3%
America Movil SAB de CV	6,845,867	4,856,599
Rogers Communications Inc	76,062	3,363,500
Vodafone Group PLC	1,179,989	3,076,060
		11,296,159
Total Common Stocks (cost $201,139,225)		230,027,222
Repurchase Agreements(a) – 12.1%
Undivided interest of 32.4% in a joint repurchase agreement (principal amount $98,000,000 with a maturity value of $98,006,125) with ING Financial Markets LLC, 0.7500%, dated 3/31/17, maturing 4/3/17 to be repurchased at $31,801,988 collateralized by $99,501,665 in U.S. Treasuries 0.1250% - 0.3750%, 1/15/23 - 7/15/23 with a value of $99,961,172 (cost $31,800,000)	$31,800,000	31,800,000
Total Investments (total cost $232,939,225) – 99.8%		261,827,222
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		534,824
Net Assets – 100%		$262,362,046

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$146,823,610	56.1%
United Kingdom	26,418,969	10.1
Japan	19,823,750	7.6
Switzerland	16,863,095	6.4
France	14,083,126	5.4
Mexico	8,458,160	3.2
South Korea	8,267,707	3.2
Canada	5,208,853	2.0
Sweden	4,713,775	1.8
Netherlands	3,246,443	1.2
Hong Kong	2,698,688	1.0
Norway	2,455,301	0.9
Denmark	1,684,261	0.7
Finland	1,081,484	0.4

Total	$261,827,222	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Global Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Euro	5/11/17	2,086,000	$2,229,113	$15,016
Japanese Yen	5/11/17	317,311,000	2,855,242	2,309

			5,084,355	17,325
HSBC Securities (USA), Inc.:
Japanese Yen	4/20/17	413,000,000	3,713,101	(26,487)
JPMorgan Chase & Co.:
Euro	4/27/17	2,425,000	2,589,564	(18,072)
RBC Capital Markets Corp.:
Euro	4/20/17	3,957,000	4,224,130	(20,363)
Japanese Yen	4/20/17	603,800,000	5,428,501	(33,576)

			9,652,631	(53,939)
Total			$21,039,651	$(81,173)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2017

Perkins Global Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$230,027,222	$-	$-
Repurchase Agreements	-	31,800,000	-
Total Investments in Securities	$230,027,222	$31,800,000	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	17,325	-
Total Assets	$230,027,222	$31,817,325	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$98,498	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Perkins Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$232,939,225
Investments, at value	230,027,222
Repurchase agreements, at value	31,800,000
Cash	134,218
Forward currency contracts	17,325
Cash denominated in foreign currency(2)	4,878
Non-interested Trustees' deferred compensation	4,957
Receivables:
Dividends	600,206
Foreign tax reclaims	363,004
Fund shares sold	92,511
Interest	1,988
Other assets	1,744
Total Assets	263,048,053
Liabilities:
Forward currency contracts	98,498
Closed foreign currency contracts	52,050
Payables:	—
Fund shares repurchased	261,307
Advisory fees	120,864
Transfer agent fees and expenses	70,574
Professional fees	13,860
Registration fees	12,495
12b-1 Distribution and shareholder servicing fees	9,441
Postage fees	6,119
Non-interested Trustees' deferred compensation fees	4,957
Custodian fees	2,583
Fund administration fees	2,253
Non-interested Trustees' fees and expenses	1,497
Accrued expenses and other payables	29,509
Total Liabilities	686,007
Net Assets	$262,362,046

See Notes to Financial Statements.

14	MARCH 31, 2017

Perkins Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$239,530,304
Undistributed net investment income/(loss)	(59,068)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(5,907,037)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	28,797,847
Total Net Assets	$262,362,046
Net Assets - Class A Shares	$8,534,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	617,351
Net Asset Value Per Share(3)	$13.82
Maximum Offering Price Per Share(4)	$14.66
Net Assets - Class C Shares	$8,281,183
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	611,411
Net Asset Value Per Share(3)	$13.54
Net Assets - Class D Shares	$85,668,678
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,140,055
Net Asset Value Per Share	$13.95
Net Assets - Class I Shares	$105,384,262
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,681,106
Net Asset Value Per Share	$13.72
Net Assets - Class N Shares	$2,821,518
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206,559
Net Asset Value Per Share	$13.66
Net Assets - Class S Shares	$46,887
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,325
Net Asset Value Per Share	$14.10
Net Assets - Class T Shares	$51,625,435
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,707,054
Net Asset Value Per Share	$13.93

(1) Includes cost of repurchase agreements of $31,800,000.

(2) Includes cost of $4,878.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Global Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$2,698,037
Interest	54,493
Foreign tax withheld	(152,689)
Total Investment Income	2,599,841
Expenses:
Advisory fees	514,765
12b-1Distribution and shareholder servicing fees:
Class A Shares	16,905
Class C Shares	42,158
Class S Shares	64
Transfer agent administrative fees and expenses:
Class D Shares	50,231
Class S Shares	64
Class T Shares	67,561
Transfer agent networking and omnibus fees:
Class A Shares	6,027
Class C Shares	4,128
Class I Shares	47,004
Other transfer agent fees and expenses:
Class A Shares	898
Class C Shares	640
Class D Shares	15,997
Class I Shares	1,071
Class N Shares	49
Class T Shares	446
Registration fees	61,520
Shareholder reports expense	33,080
Professional fees	22,214
Custodian fees	12,400
Fund administration fees	10,081
Non-interested Trustees’ fees and expenses	3,142
Other expenses	11,764
Total Expenses	922,209
Less: Excess Expense Reimbursement	(2,182)
Net Expenses	920,027
Net Investment Income/(Loss)	1,679,814
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(1,549,802)
Total Net Realized Gain/(Loss) on Investments	(1,549,802)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,997,394
Total Change in Unrealized Net Appreciation/Depreciation	12,997,394
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,127,406

See Notes to Financial Statements.

16	MARCH 31, 2017

Perkins Global Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$1,679,814	$4,364,281
Net realized gain/(loss) on investments	(1,549,802)	(4,177,521)
Change in unrealized net appreciation/depreciation	12,997,394	12,946,496
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,127,406	13,133,256
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(290,830)	(421,942)
Class C Shares	(93,723)	(134,648)
Class D Shares	(1,736,032)	(1,820,324)
Class I Shares	(743,214)	(1,099,384)
Class N Shares	(61,114)	(65,088)
Class S Shares	(633)	(2,807)
Class T Shares	(1,073,736)	(1,328,763)
Total Dividends from Net Investment Income	(3,999,282)	(4,872,956)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(613,746)
Class C Shares	—	(337,363)
Class D Shares	—	(2,475,426)
Class I Shares	—	(1,424,342)
Class N Shares	—	(79,277)
Class S Shares	—	(4,646)
Class T Shares	—	(1,830,959)
Total Distributions from Net Realized Gain from Investment Transactions	—	(6,765,759)
Net Decrease from Dividends and Distributions to Shareholders	(3,999,282)	(11,638,715)
Capital Share Transactions:
Class A Shares	(8,828,036)	(5,125,602)
Class C Shares	(1,782,621)	(2,617,351)
Class D Shares	(2,726,590)	(4,335,650)
Class I Shares	67,565,935	(17,866,300)
Class N Shares	24,877	(99,205)
Class S Shares	(30,930)	(91,686)
Class T Shares	(11,446,155)	(2,048,792)
Net Increase/(Decrease) from Capital Share Transactions	42,776,480	(32,184,586)
Net Increase/(Decrease) in Net Assets	51,904,604	(30,690,045)
Net Assets:
Beginning of period	210,457,442	241,147,487
End of period	$262,362,046	$210,457,442

Undistributed Net Investment Income/(Loss)	$(59,068)	$2,260,400

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Global Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$13.26	$13.14	$14.64		$13.97	$12.88	$11.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.24(1)	0.24(1)		0.28(1)	0.34	0.36
Net realized and unrealized gain/(loss)	0.72	0.52	(0.91)		1.16	1.58	1.60
Total from Investment Operations	0.81	0.76	(0.67)		1.44	1.92	1.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.26)		(0.30)	(0.28)	(0.36)
Distributions (from capital gains)	—	(0.38)	(0.57)		(0.47)	(0.55)	(0.34)
Redemption fees	N/A	N/A	N/A		N/A	N/A	—
Total Dividends and Distributions	(0.25)	(0.64)	(0.83)		(0.77)	(0.83)	(0.70)
Net Asset Value, End of Period	$13.82	$13.26	$13.14		$14.64	$13.97	$12.88
Total Return*	6.23%	5.97%	(4.88)%		10.71%	15.78%	17.58%
Net Assets, End of Period (in thousands)	$8,534	$16,995	$22,053		$24,291	$21,864	$10,379
Average Net Assets for the Period (in thousands)	$13,938	$19,829	$25,042		$25,640	$14,952	$4,748
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.96%	0.96%		1.09%	1.10%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.96%	0.96%		1.09%	1.10%	1.21%
Ratio of Net Investment Income/(Loss)	1.31%	1.82%	1.67%		1.95%	1.87%	2.17%
Portfolio Turnover Rate	15%	20%	25%		19%	22%	37%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.94	$12.82	$14.33	$13.77	$12.75	$11.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.14(1)	0.13(1)	0.17(1)	0.28	0.27
Net realized and unrealized gain/(loss)	0.70	0.51	(0.88)	1.13	1.52	1.65
Total from Investment Operations	0.74	0.65	(0.75)	1.30	1.80	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.15)	(0.19)	(0.27)	(0.23)	(0.33)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—
Total Dividends and Distributions	(0.14)	(0.53)	(0.76)	(0.74)	(0.78)	(0.67)
Net Asset Value, End of Period	$13.54	$12.94	$12.82	$14.33	$13.77	$12.75
Total Return*	5.79%	5.21%	(5.52)%	9.80%	14.87%	17.35%
Net Assets, End of Period (in thousands)	$8,281	$9,696	$12,226	$11,928	$4,296	$902
Average Net Assets for the Period (in thousands)	$8,657	$11,051	$12,989	$7,782	$1,828	$492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.69%	1.68%	1.85%	1.89%	1.59%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.69%	1.68%	1.85%	1.89%	1.59%(2)
Ratio of Net Investment Income/(Loss)	0.67%	1.07%	0.96%	1.18%	1.04%	1.56%
Portfolio Turnover Rate	15%	20%	25%	19%	22%	37%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 2.03% and 2.03%, respectively, without the inclusion of the nonrecurring expense adjustment.

See Notes to Financial Statements.

18	MARCH 31, 2017

Perkins Global Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.40	$13.27	$14.77	$14.09	$12.97	$11.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.26(1)	0.25(1)	0.31(1)	0.38	0.26
Net realized and unrealized gain/(loss)	0.72	0.53	(0.90)	1.15	1.57	1.73
Total from Investment Operations	0.83	0.79	(0.65)	1.46	1.95	1.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.28)	(0.28)	(0.31)	(0.28)	(0.35)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.28)	(0.66)	(0.85)	(0.78)	(0.83)	(0.69)
Net Asset Value, End of Period	$13.95	$13.40	$13.27	$14.77	$14.09	$12.97
Total Return*	6.30%	6.13%	(4.70)%	10.76%	15.91%	17.72%
Net Assets, End of Period (in thousands)	$85,669	$84,954	$88,437	$101,486	$94,989	$79,206
Average Net Assets for the Period (in thousands)	$83,936	$87,657	$98,108	$100,443	$86,385	$75,550
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.85%	0.95%	0.98%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.85%	0.95%	0.98%	1.04%
Ratio of Net Investment Income/(Loss)	1.57%	1.96%	1.77%	2.10%	1.97%	2.12%
Portfolio Turnover Rate	15%	20%	25%	19%	22%	37%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.19	$13.07	$14.57	$13.92	$12.78	$11.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.27(1)	0.26(1)	0.32(1)	0.43	0.37
Net realized and unrealized gain/(loss)	0.71	0.52	(0.88)	1.14	1.52	1.60
Total from Investment Operations	0.83	0.79	(0.62)	1.46	1.95	1.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.29)	(0.31)	(0.34)	(0.26)	(0.36)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.30)	(0.67)	(0.88)	(0.81)	(0.81)	(0.70)
Net Asset Value, End of Period	$13.72	$13.19	$13.07	$14.57	$13.92	$12.78
Total Return*	6.39%	6.26%	(4.60)%	10.89%	16.15%	17.87%
Net Assets, End of Period (in thousands)	$105,384	$34,957	$52,685	$65,529	$22,746	$3,452
Average Net Assets for the Period (in thousands)	$48,685	$42,695	$65,410	$39,067	$14,092	$6,386
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.69%	0.74%	0.81%	0.82%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.69%	0.74%	0.81%	0.82%	0.95%
Ratio of Net Investment Income/(Loss)	1.93%	2.10%	1.87%	2.23%	2.30%	2.20%
Portfolio Turnover Rate	15%	20%	25%	19%	22%	37%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Global Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$13.14	$13.03	$14.52	$13.86	$12.78	$11.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.28(2)	0.28(2)	0.28(2)	0.41	0.03
Net realized and unrealized gain/(loss)	0.71	0.52	(0.89)	1.19	1.54	1.20
Total from Investment Operations	0.83	0.80	(0.61)	1.47	1.95	1.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.31)	(0.31)	(0.34)	(0.32)	—
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)	—
Total Dividends and Distributions	(0.31)	(0.69)	(0.88)	(0.81)	(0.87)	—
Net Asset Value, End of Period	$13.66	$13.14	$13.03	$14.52	$13.86	$12.78
Total Return*	6.42%	6.36%	(4.52)%	11.01%	16.17%	10.65%
Net Assets, End of Period (in thousands)	$2,822	$2,687	$2,755	$3,180	$6,009	$5,317
Average Net Assets for the Period (in thousands)	$2,681	$2,792	$3,297	$3,989	$5,797	$791
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.62%	0.63%	0.76%	0.78%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.63%	0.76%	0.78%	1.02%
Ratio of Net Investment Income/(Loss)	1.78%	2.17%	1.98%	1.99%	2.16%	4.09%
Portfolio Turnover Rate	15%	20%	25%	19%	22%	37%

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.45	$13.31	$14.81	$14.12	$12.99	$11.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.22(2)	0.20(2)	0.26(2)	0.34	0.22
Net realized and unrealized gain/(loss)	0.74	0.53	(0.89)	1.17	1.58	1.73
Total from Investment Operations	0.82	0.75	(0.69)	1.43	1.92	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.23)	(0.24)	(0.27)	(0.24)	(0.30)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—
Total Dividends and Distributions	(0.17)	(0.61)	(0.81)	(0.74)	(0.79)	(0.64)
Net Asset Value, End of Period	$14.10	$13.45	$13.31	$14.81	$14.12	$12.99
Total Return*	6.16%	5.79%	(4.99)%	10.46%	15.56%	17.32%
Net Assets, End of Period (in thousands)	$47	$75	$167	$320	$310	$310
Average Net Assets for the Period (in thousands)	$52	$130	$236	$319	$301	$333
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.13%	1.13%	1.26%	1.29%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.11%	1.12%	1.26%	1.29%	1.35%
Ratio of Net Investment Income/(Loss)	1.24%	1.60%	1.40%	1.77%	1.60%	1.79%
Portfolio Turnover Rate	15%	20%	25%	19%	22%	37%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2017

Perkins Global Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year ended September 30	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.37	$13.24	$14.74	$14.07	$12.95	$11.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.25(1)	0.25(1)	0.30(1)	0.38	0.27
Net realized and unrealized gain/(loss)	0.73	0.53	(0.90)	1.16	1.57	1.70
Total from Investment Operations	0.83	0.78	(0.65)	1.46	1.95	1.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.27)	(0.28)	(0.32)	(0.28)	(0.34)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.27)	(0.65)	(0.85)	(0.79)	(0.83)	(0.68)
Net Asset Value, End of Period	$13.93	$13.37	$13.24	$14.74	$14.07	$12.95
Total Return*	6.31%	6.12%	(4.75)%	10.74%	15.90%	17.58%
Net Assets, End of Period (in thousands)	$51,625	$61,093	$62,826	$75,318	$53,463	$39,079
Average Net Assets for the Period (in thousands)	$54,299	$62,896	$72,216	$68,538	$41,903	$26,585
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.87%	0.89%	1.01%	1.03%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.87%	0.88%	1.00%	1.03%	1.11%
Ratio of Net Investment Income/(Loss)	1.51%	1.91%	1.75%	2.06%	1.90%	2.02%
Portfolio Turnover Rate	15%	20%	25%	19%	22%	37%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Perkins Global Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

22	MARCH 31, 2017

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	23

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

24	MARCH 31, 2017

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Janus Investment Fund	25

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $17,285,563.

26	MARCH 31, 2017

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2017

Currency Contracts
Asset Derivatives:
Forward currency contracts	$ 17,325

Liability Derivatives:
Forward currency contracts	$ 98,498

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$1,325,490	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (87,733)	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the

Janus Investment Fund	27

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in

28	MARCH 31, 2017

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$17,325	$—	$—	$17,325
ING Financial Markets LLC	31,800,000	—	(31,800,000)	—

Total	$31,817,325	$—	$(31,800,000)	$17,325

Janus Investment Fund	29

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$26,487	$—	$—	$26,487
JPMorgan Chase & Co.	18,072	—	—	18,072
RBC Capital Markets Corp.	53,939	—	—	53,939

Total	$98,498	$—	$—	$98,498
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

30	MARCH 31, 2017

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	31

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

32	MARCH 31, 2017

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2017, Janus Distributors retained upfront sales charges of $540.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $356.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,204,579)	$(2,925,157)	$ (4,129,736)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 234,029,754	$36,069,983	$ (8,272,515)	$ 27,797,468

Janus Investment Fund	33

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	79,608	$ 1,053,401	205,386	$ 2,684,999
Reinvested dividends and distributions	21,775	284,600	79,142	1,010,646
Shares repurchased	(765,385)	(10,166,037)	(681,149)	(8,821,247)
Net Increase/(Decrease)	(664,002)	$ (8,828,036)	(396,621)	$ (5,125,602)
Class C Shares:
Shares sold	28,524	$ 367,366	102,424	$ 1,323,286
Reinvested dividends and distributions	4,866	62,430	26,770	335,427
Shares repurchased	(171,541)	(2,212,417)	(333,470)	(4,276,064)
Net Increase/(Decrease)	(138,151)	$ (1,782,621)	(204,276)	$ (2,617,351)
Class D Shares:
Shares sold	157,795	$ 2,111,793	411,693	$ 5,395,945
Reinvested dividends and distributions	129,868	1,712,952	328,437	4,233,559
Shares repurchased	(487,952)	(6,551,335)	(1,064,138)	(13,965,154)
Net Increase/(Decrease)	(200,289)	$ (2,726,590)	(324,008)	$ (4,335,650)
Class I Shares:
Shares sold	5,826,380	$ 78,148,496	1,047,023	$ 13,457,805
Reinvested dividends and distributions	54,845	710,790	189,247	2,399,650
Shares repurchased	(850,305)	(11,293,351)	(2,616,851)	(33,723,755)
Net Increase/(Decrease)	5,030,920	$ 67,565,935	(1,380,581)	$(17,866,300)
Class N Shares:
Shares sold	9,036	$ 117,923	21,065	$ 263,967
Reinvested dividends and distributions	4,738	61,114	11,439	144,365
Shares repurchased	(11,731)	(154,160)	(39,369)	(507,537)
Net Increase/(Decrease)	2,043	$ 24,877	(6,865)	$ (99,205)
Class S Shares:
Shares sold	316	$ 4,231	716	$ 9,680
Reinvested dividends and distributions	47	633	575	7,453
Shares repurchased	(2,639)	(35,794)	(8,240)	(108,819)
Net Increase/(Decrease)	(2,276)	$ (30,930)	(6,949)	$ (91,686)
Class T Shares:
Shares sold	251,663	$ 3,360,551	1,497,428	$ 19,770,497
Reinvested dividends and distributions	80,469	1,058,972	242,877	3,123,402
Shares repurchased	(1,195,599)	(15,865,678)	(1,914,062)	(24,942,691)
Net Increase/(Decrease)	(863,467)	$(11,446,155)	(173,757)	$ (2,048,792)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$63,241,498	$ 27,867,748	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving

34	MARCH 31, 2017

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the sub-advisory agreement between Janus Capital and Perkins in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins (“Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, both of which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Investment Fund	35

Perkins Global Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

36	MARCH 31, 2017

Perkins Global Value Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	37

Perkins Global Value Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

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deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

46	MARCH 31, 2017

Perkins Global Value Fund

Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

Janus Investment Fund	47

Perkins Global Value Fund

Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

48	MARCH 31, 2017

Perkins Global Value Fund

Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

Janus Investment Fund	49

Perkins Global Value Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	MARCH 31, 2017

Perkins Global Value Fund

Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

Janus Investment Fund	51

Perkins Global Value Fund

Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

52	MARCH 31, 2017

Perkins Global Value Fund

Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	53

Perkins Global Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	MARCH 31, 2017

Perkins Global Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Perkins Global Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	MARCH 31, 2017

Perkins Global Value Fund

Notes

NotesPage1

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutualfunds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93057 05-17

SEMIANNUAL REPORT March 31, 2017

Perkins International Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins International Value Fund

Perkins International Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Perkins International Value Fund’s Class I Shares returned 3.72% over the six-month period ended March 31, 2017. The Fund underperformed its primary benchmark, the MSCI EAFE Index, which returned 6.48%, and its secondary benchmark, the MSCI All Country World ex USA Index, which returned 6.51%.

INVESTMENT ENVIRONMENT

Global equities rose over the period, despite uncertainty about the potential outcome of U.S. elections and moves by major central banks weighing on investors’ minds early in the period. With the election of Donald Trump and a Republican Congress in the U.S., the appetite for risk assets returned on expectations that the new administration would champion a pro-growth agenda. At its December meeting, the Federal Reserve (Fed) felt confident enough in the trajectory of the U.S. economy that it raised its benchmark interest rate for only the second time since 2006. The European Central Bank (ECB) provided support to the continent’s financial markets by announcing an extension of its bond-buying program, albeit at a lower level from April 2017 onward.

The rally continued into the new year, with only a modest pullback in the U.S. occurring late in the period. Economic data also hinted at a resilient Europe, which counterbalanced – to a degree – concerns about a surge in populist rhetoric throughout the region. Emerging markets rebounded after their post-election sell-off, benefiting from a healthier global economic outlook, as well as the Trump administration’s little-to-no focus on U.S. protectionist efforts. After peaking in mid-March, however, many global indices slid over the remainder of the period as market participants began reassessing the Trump reflation trade. Doubts around the government’s ability to effectively implement fiscal reforms were justified when Republicans abandoned their replacement plan for the Affordable Care Act (ACA) in March. Energy slipped, in part, on a decrease in global crude oil prices and a ramp-up in U.S. production. The U.S. dollar fell against most developed and emerging market currencies by the end of the period, and U.S. inflation expectations tapered.

DETRACTORS

Our underweight in financials, along with our holdings in consumer staples and materials, weighed on relative returns. From a country perspective, relative detractors included stock selection in France and Sweden. Our cash holdings, which averaged roughly 8% during the period, also weighed on relative performance.

The leading detractor was Cobham, a U.K.-based aerospace, defense, and electronic systems manufacturer. The company posted a series of profit warnings in 2016 primarily due to its ill-timed 2015 acquisition of Aeroflex, which resulted in a dilutive rights offering and culminated with the termination of the previous management team. In 2017, the new CEO and CFO issued an additional profit warning that would require an additional equity issuance to shore up the company’s stretched balance sheet. Given the eroding profit outlook and ongoing pressure on the capital structure, we exited the position despite our view that the company has fundamentally good assets and a long track record of consistent profit and cash flow generation prior to the Aeroflex transaction.

Swedish Match was another leading detractor. The tobacco company sells snus, cigars and chewing tobacco, with 50% of sales in Sweden and 35% in the U.S. In 2016, the company reduced its investment in Scandinavian Tobacco Group from 30% to 18%, which allowed for a special dividend of SEK1.76b to be paid in December 2016. The stock was down despite solid earnings as investors began rotating out of consumer staples after the U.S. election. We added to our position as we believe the reward-to-risk ratio has improved.

Janus Investment Fund	1

Perkins International Value Fund (unaudited)

Danone, one of the largest food companies in the world, also detracted. Danone produces dairy products, beverages, baby food, and medical nutrition products. The stock was under pressure due to three main factors: 1) underwhelming organic sales growth, evidenced by weak third quarter results and a warning on sales growth issued in December; 2) a profit warning at WhiteWave Foods, which Danone announced it would be acquiring in July; and 3) investor rotation out of consumer staples into more cyclical sectors after the U.S. election. We reduced our exposure to Danone after the announced WhiteWave acquisition given the increased financial leverage required to complete the transaction. However, we believe Danone operates in attractive categories and has strong competitive positioning. We remain comfortable with the reward-to-risk ratio.

CONTRIBUTORS

Stock selection in the health care, consumer discretionary and telecommunication services sectors contributed to relative performance. On a country basis, our stock selection in Japan and the U.K. aided relative returns.

Sanofi was the leading contributor during the period. During the first quarter of 2017, the company posted quarterly results and guidance above expectations, despite pressure on its diabetes franchise and continued scrutiny of drug prices across the industry. The company also announced positive clinical trial data on one of its later stage pipeline products, dupilumab. We added to our position as we continue to believe the decline of the diabetes franchise is largely expected and factored in the downside scenario, and we see an attractive reward-to-risk ratio. In our view, the valuation remains modest, reflecting relatively low expectations.

Another leading contributor was BAE Systems, the largest defense contractor in the U.K. and one of the largest defense companies in the world. The stock performed very strongly after the U.S. presidential election on the belief that not only will U.S. defense spending increase, but also that European allies will have to spend more on their own defense. Furthermore, increasingly belligerent actions by Russia have altered the threat landscape in Europe, likely to the benefit of firms like BAE. BAE continues to trade for an undemanding valuation, both on an absolute basis given the near-trough in the defense cycle, and on a relative basis compared to U.S. peers. We continue to view the reward-to-risk ratio favorably.

Cie Financiere Richemont was also a leading contributor. Richemont is the second largest luxury company in the world and operates a portfolio of valuable brands in the watch and jewelry space. The company experienced strong growth over the past 15 years but suffered recently given a weak global tourism environment and wholesale destocking in Hong Kong. Richemont took measures to protect its long-term profitability, and topline growth turned positive in the last trading update. Given its competitive position, strong management, and room for profitability improvement, we continue to hold the position.

OUTLOOK AND POSITIONING

Equity markets posted broad based gains during the period. As defensive value managers, our portfolios do not always keep up in such bullish market environments, but our consistent emphasis on quality and stocks that are out of favor helped us in the period. Economically sensitive sectors such as consumer discretionary and industrials were among the strongest performers during the period, aided by supportive macroeconomic data in terms of a rising Purchasing Managers’ Index (an indicator of the economic health of the manufacturing sector) and GDP, with falling unemployment. At the same time, more stable businesses in the consumer staples and health care sectors also saw strong gains in the first quarter of 2017. Given the reasonably strong economic data, the Fed once again increased its benchmark interest rate in mid-March.

The turbulent political environment around the globe seems increasingly incongruent with the optimism priced into equity markets, especially in the U.S. The Trump administration has faced numerous obstacles both domestically and abroad: inability to repeal the Affordable Care Act (ACA) despite congressional majorities, ongoing scrutiny over Russian ties, escalating tensions with China and North Korea, and the list goes on.

At Perkins, downside scenario analysis is among the most critical components of our investment process and philosophy. As security prices rise on optimism over an ambitious domestic policy agenda in the U.S., our investment team becomes increasingly skeptical as greed seemingly overtakes fear in financial markets. We cannot help but question the likelihood of enacting such an agenda when political gridlock seemingly remains as potent a force as ever. We are increasingly concerned about the consequences in financial markets if, for example, an even more complex endeavor such as tax reform meets a similar fate as efforts to repeal the ACA.

While it may perhaps sound repetitive many years into a bull market, we believe our rigorous approach to downside analysis helps minimize potential drawdowns such that we

2	MARCH 31, 2017

Perkins International Value Fund (unaudited)

can compound higher returns than our benchmark over complete (and inevitable) market cycles.

We continue to see elevated valuations in the market, and we believe investor optimism has made identifying bargain securities with acceptable downside risk increasingly challenging. We continue to hold a portion of the portfolio in cash, as we seek to exercise sell discipline with stocks that reach our price targets and amid a dearth of what we believe to be bargain securities in the market.

Thank you for your investment and continued confidence in Perkins.

Janus Investment Fund	3

Perkins International Value Fund (unaudited)

Fund At A Glance

March 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Sanofi	0.64%	Cobham PLC	-0.43%
	BAE Systems PLC	0.56%	Swedish Match AB	-0.27%
	Cie Financiere Richemont SA	0.51%	Danone SA	-0.23%
	America Movil SAB de CV	0.46%	Matas A/S	-0.22%
	Hyundai Motor Co	0.41%	Orkla ASA	-0.19%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	0.66%	12.93%	10.75%
	Consumer Discretionary	0.41%	8.99%	12.41%
	Telecommunication Services	0.31%	8.05%	4.53%
	Real Estate	0.13%	1.95%	3.79%
	Industrials	0.07%	22.98%	14.16%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.47%	5.45%	20.99%
	Consumer Staples	-0.86%	18.56%	11.38%
	Other**	-0.53%	7.74%	0.00%
	Materials	-0.42%	5.90%	7.94%
	Energy	-0.38%	4.45%	5.13%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2017

Perkins International Value Fund (unaudited)

Fund At A Glance

March 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Sanofi
Pharmaceuticals	3.8%
BAE Systems PLC
Aerospace & Defense	3.2%
Diageo PLC
Beverages	3.1%
Novartis AG
Pharmaceuticals	2.9%
Roche Holding AG
Pharmaceuticals	2.9%
15.9%

Asset Allocation - (% of Net Assets)
Common Stocks	93.2%
Repurchase Agreements	6.9%
Other	(0.1)%
100.0%

Emerging markets comprised 8.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2017	As of September 30, 2016

Janus Investment Fund	5

Perkins International Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2017				per the January 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.66%	7.99%	4.36%	2.43%	1.18%
Class A Shares at MOP	-2.31%	1.81%	2.82%
Class C Shares at NAV	3.30%	7.22%	3.56%	3.24%	1.90%
Class C Shares at CDSC	2.30%	6.22%	3.56%
Class D Shares(1)	3.75%	8.20%	4.48%	2.48%	1.02%
Class I Shares	3.72%	8.17%	4.57%	2.31%	0.95%
Class N Shares	3.88%	8.34%	4.65%	2.19%	0.87%
Class S Shares	3.69%	8.02%	4.26%	2.72%	1.37%
Class T Shares	3.68%	8.02%	4.39%	2.50%	1.12%
MSCI EAFE Index	6.48%	11.67%	4.63%
MSCI All Country World ex USA Index	6.51%	13.13%	3.49%
Morningstar Quartile - Class I Shares	-	300/346	125/298
Morningstar Ranking - based on total returns for Foreign Large Value Funds	-	4th	2nd

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2018.

6	MARCH 31, 2017

Perkins International Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 1, 2013

(1) Closed to certain new investors.

Janus Investment Fund	7

Perkins International Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16 - 3/31/17)†	Net Annualized Expense Ratio (10/1/16 - 3/31/17)
Class A Shares	$1,000.00	$1,036.60	$6.45	$1,000.00	$1,018.60	$6.39	1.27%
Class C Shares	$1,000.00	$1,033.00	$9.83	$1,000.00	$1,015.26	$9.75	1.94%
Class D Shares	$1,000.00	$1,037.50	$5.44	$1,000.00	$1,019.60	$5.39	1.07%
Class I Shares	$1,000.00	$1,037.20	$5.18	$1,000.00	$1,019.85	$5.14	1.02%
Class N Shares	$1,000.00	$1,038.80	$4.93	$1,000.00	$1,020.09	$4.89	0.97%
Class S Shares	$1,000.00	$1,036.90	$6.65	$1,000.00	$1,018.40	$6.59	1.31%
Class T Shares	$1,000.00	$1,036.80	$5.94	$1,000.00	$1,019.10	$5.89	1.17%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2017

Perkins International Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 93.2%
Aerospace & Defense – 6.1%
BAE Systems PLC	.198,900	$1,600,857
Meggitt PLC	115,683	645,308
Safran SA	10,324	771,214
		3,017,379
Automobiles – 4.9%
Honda Motor Co Ltd	35,600	1,071,742
Hyundai Motor Co	9,628	1,356,238
		2,427,980
Banks – 3.0%
Lloyds Banking Group PLC	1,103,567	916,828
Royal Bank of Scotland Group PLC*	190,924	579,029
		1,495,857
Beverages – 4.1%
Diageo PLC	53,765	1,537,961
Stock Spirits Group PLC	204,583	479,243
		2,017,204
Capital Markets – 1.1%
Deutsche Boerse AG	5,930	543,427
Chemicals – 3.0%
Nippon Fine Chemical Co Ltd	30,300	258,058
Nitto FC Co Ltd	31,100	274,091
Potash Corp of Saskatchewan Inc	40,600	693,714
Tikkurila Oyj	12,971	262,887
		1,488,750
Commercial Services & Supplies – 3.8%
Daiseki Co Ltd	13,100	267,155
G4S PLC	210,170	801,157
Secom Co Ltd	7,900	565,584
Secom Joshinetsu Co Ltd	7,500	231,111
		1,865,007
Communications Equipment – 0.4%
Icom Inc	9,400	216,105
Construction Materials – 3.1%
HeidelbergCement AG	7,895	739,080
Vicat SA*	11,069	785,895
		1,524,975
Diversified Consumer Services – 0.2%
Shingakukai Co Ltd	16,100	84,470
Diversified Telecommunication Services – 2.8%
Singapore Telecommunications Ltd	364,300	1,021,134
Telenor ASA	21,206	353,087
		1,374,221
Electrical Equipment – 3.3%
ABB Ltd	48,974	1,145,857
Cosel Co Ltd	36,300	493,414
		1,639,271
Electronic Equipment, Instruments & Components – 0.2%
Kitagawa Industries Co Ltd	9,288	90,535
Food Products – 5.9%
Danone SA	17,012	1,157,035
Nestle SA	15,379	1,180,224
Orkla ASA	64,314	576,266
		2,913,525
Health Care Equipment & Supplies – 0.5%
Nakanishi Inc	6,400	249,537
Health Care Providers & Services – 0.8%
As One Corp	9,400	407,043

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins International Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 0.8%
Grand Korea Leisure Co Ltd	.20,457	$400,687
Industrial Conglomerates – 2.0%
CK Hutchison Holdings Ltd	79,184	974,096
Insurance – 1.6%
Sompo Holdings Inc	21,158	775,343
Machinery – 1.6%
Ebara Corp	24,700	806,617
Media – 1.9%
Grupo Televisa SAB (ADR)*	35,831	929,456
Multi-Utilities – 2.0%
Engie SA	71,701	1,015,701
Oil, Gas & Consumable Fuels – 4.1%
BP PLC (ADR)	27,817	960,243
Canadian Natural Resources Ltd	12,615	413,068
Cenovus Energy Inc	21,771	246,412
Royal Dutch Shell PLC	16,355	429,424
		2,049,147
Personal Products – 2.1%
Unilever NV	20,528	1,019,754
Pharmaceuticals – 11.7%
GlaxoSmithKline PLC	50,542	1,050,690
Novartis AG	19,578	1,453,589
Roche Holding AG	5,573	1,423,580
Sanofi	20,888	1,885,439
		5,813,298
Professional Services – 2.7%
Bureau Veritas SA	21,146	446,054
Pagegroup PLC	162,471	870,889
		1,316,943
Real Estate Management & Development – 2.3%
Brookfield Real Estate Services Inc	25,559	311,006
Cheung Kong Property Holdings Ltd	42,178	284,125
Foxtons Group PLC	240,848	290,395
LSL Property Services PLC	105,898	277,255
		1,162,781
Software – 0.3%
Nintendo Co Ltd	700	162,470
Textiles, Apparel & Luxury Goods – 2.1%
Cie Financiere Richemont SA	13,101	1,036,149
Tobacco – 6.8%
Imperial Brands PLC	17,920	868,074
KT&G Corp	6,806	593,493
Scandinavian Tobacco Group A/S*	27,128	474,264
Swedish Match AB	43,490	1,415,213
		3,351,044
Trading Companies & Distributors – 0.4%
Kuroda Electric Co Ltd	8,300	180,749
Transportation Infrastructure – 2.1%
BBA Aviation PLC	170,467	650,238
Flughafen Zuerich AG	1,877	400,179
		1,050,417
Wireless Telecommunication Services – 5.5%
America Movil SAB de CV	1,586,781	1,125,695
Rogers Communications Inc	20,742	917,222
Vodafone Group PLC	260,429	678,901
		2,721,818
Total Common Stocks (cost $45,706,252)		46,121,756

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2017

Perkins International Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Repurchase Agreements – 6.9%
Undivided interest of 3.5% in a joint repurchase agreement (principal amount $98,000,000 with a maturity value of $98,006,125) with ING Financial Markets LLC, 0.7500%, dated 3/31/17, maturing 4/3/17 to be repurchased at $3,400,213 collateralized by $99,501,665 in U.S. Treasuries 0.1250% - 0.3750%, 1/15/23 - 7/15/23 with a value of $99,961,172 (cost $3,400,000)	$3,400,000	$3,400,000
Total Investments (total cost $49,106,252) – 100.1%		49,521,756
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(41,187)
Net Assets – 100%		$49,480,569

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$12,636,492	25.5%
Switzerland	6,639,578	13.4
Japan	6,134,024	12.4
France	6,061,338	12.2
United States	3,400,000	6.9
Canada	2,581,422	5.2
South Korea	2,350,418	4.7
Mexico	2,055,151	4.1
Sweden	1,415,213	2.9
Germany	1,282,507	2.6
Hong Kong	1,258,221	2.5
Singapore	1,021,134	2.1
Netherlands	1,019,754	2.1
Norway	929,353	1.9
Denmark	474,264	1.0
Finland	262,887	0.5

Total	$49,521,756	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins International Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex USA IndexSM	MSCI All Country World ex USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$46,121,756	$-	$-
Repurchase Agreements	-	3,400,000	-
Total Assets	$46,121,756	$3,400,000	$-

12	MARCH 31, 2017

Perkins International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$49,106,252
Investments, at value	46,121,756
Repurchase agreements, at value	3,400,000
Cash denominated in foreign currency(2)	4,594
Non-interested Trustees' deferred compensation	937
Receivables:
Dividends	92,049
Due from adviser	35,540
Foreign tax reclaims	30,008
Fund shares sold	1,017
Interest	213
Other assets	350
Total Assets	49,686,464
Liabilities:
Due to custodian	9,912
Payables:	—
Fund shares repurchased	140,025
Advisory fees	20,707
Professional fees	16,765
Investments purchased	4,705
Custodian fees	2,655
Transfer agent fees and expenses	2,332
Non-interested Trustees' deferred compensation fees	937
12b-1 Distribution and shareholder servicing fees	372
Fund administration fees	246
Non-interested Trustees' fees and expenses	84
Accrued expenses and other payables	7,155
Total Liabilities	205,895
Net Assets	$49,480,569

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$49,354,988
Undistributed net investment income/(loss)	58,314
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(347,127)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	414,394
Total Net Assets	$49,480,569
Net Assets - Class A Shares	$317,659
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,231
Net Asset Value Per Share(3)	$10.51
Maximum Offering Price Per Share(4)	$11.15
Net Assets - Class C Shares	$277,768
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,499
Net Asset Value Per Share(3)	$10.48
Net Assets - Class D Shares	$2,947,381
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	281,195
Net Asset Value Per Share	$10.48
Net Assets - Class I Shares	$7,093,326
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	677,260
Net Asset Value Per Share	$10.47
Net Assets - Class N Shares	$37,736,858
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,595,948
Net Asset Value Per Share	$10.49
Net Assets - Class S Shares	$239,056
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,710
Net Asset Value Per Share	$10.53
Net Assets - Class T Shares	$868,521
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	82,883
Net Asset Value Per Share	$10.48

(1) Includes cost of repurchase agreements of $3,400,000.

(2) Includes cost of $4,594.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2017

Perkins International Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2017

Investment Income:
Dividends	$210,481
Interest	5,172
Foreign tax withheld	(19,215)
Total Investment Income	196,438
Expenses:
Advisory fees	60,658
12b-1Distribution and shareholder servicing fees:
Class A Shares	441
Class C Shares	1,302
Class S Shares	282
Transfer agent administrative fees and expenses:
Class D Shares	1,605
Class S Shares	282
Class T Shares	907
Transfer agent networking and omnibus fees:
Class A Shares	165
Class C Shares	18
Class I Shares	2,987
Other transfer agent fees and expenses:
Class A Shares	30
Class C Shares	17
Class D Shares	506
Class I Shares	323
Class N Shares	71
Class S Shares	10
Class T Shares	26
Registration fees	83,542
Professional fees	19,647
Custodian fees	5,136
Shareholder reports expense	2,329
Fund administration fees	720
Non-interested Trustees’ fees and expenses	191
Other expenses	5,514
Total Expenses	186,709
Less: Excess Expense Reimbursement	(109,240)
Net Expenses	77,469
Net Investment Income/(Loss)	118,969
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(321,588)
Total Net Realized Gain/(Loss) on Investments	(321,588)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	974,299
Total Change in Unrealized Net Appreciation/Depreciation	974,299
Net Increase/(Decrease) in Net Assets Resulting from Operations	$771,680

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins International Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2017 (unaudited)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$118,969	$269,471
Net realized gain/(loss) on investments	(321,588)	204,637
Change in unrealized net appreciation/depreciation	974,299	137,091
Net Increase/(Decrease) in Net Assets Resulting from Operations	771,680	611,199
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(8,050)	(5,769)
Class C Shares	(3,730)	(3,245)
Class D Shares	(59,589)	(59,133)
Class I Shares	(152,097)	(155,200)
Class N Shares	(38,749)	(40,846)
Class S Shares	(4,686)	(4,734)
Class T Shares	(14,168)	(19,937)
Total Dividends from Net Investment Income	(281,069)	(288,864)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(3,645)	(1,890)
Class C Shares	(2,548)	(1,859)
Class D Shares	(25,072)	(18,053)
Class I Shares	(62,332)	(44,837)
Class N Shares	(15,416)	(11,534)
Class S Shares	(2,179)	(1,598)
Class T Shares	(6,134)	(6,367)
Total Distributions from Net Realized Gain from Investment Transactions	(117,326)	(86,138)
Net Decrease from Dividends and Distributions to Shareholders	(398,395)	(375,002)
Capital Share Transactions:
Class A Shares	(68,181)	152,896
Class C Shares	7,497	7,835
Class D Shares	343,335	21,738
Class I Shares	470,752	208,764
Class N Shares	35,880,932	62,692
Class S Shares	6,865	6,332
Class T Shares	186,862	(212,346)
Net Increase/(Decrease) from Capital Share Transactions	36,828,062	247,911
Net Increase/(Decrease) in Net Assets	37,201,347	484,108
Net Assets:
Beginning of period	12,279,222	11,795,114
End of period	$49,480,569	$12,279,222

Undistributed Net Investment Income/(Loss)	$58,314	$220,414

See Notes to Financial Statements.

16	MARCH 31, 2017

Perkins International Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015		2014	2013(1)
Net Asset Value, Beginning of Period	$10.47	$10.26	$11.42		$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.24(2)	0.14(2)		0.21(2)	0.10
Net realized and unrealized gain/(loss)	0.32	0.27	(0.82)		0.38	0.88
Total from Investment Operations	0.36	0.51	(0.68)		0.59	0.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.23)	(0.20)		(0.05)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)		(0.10)	—
Total Dividends and Distributions	(0.32)	(0.30)	(0.48)		(0.15)	—
Net Asset Value, End of Period	$10.51	$10.47	$10.26		$11.42	$10.98
Total Return*	3.66%	5.17%	(6.05)%		5.45%	9.80%
Net Assets, End of Period (in thousands)	$318	$385	$220		$229	$508
Average Net Assets for the Period (in thousands)	$363	$319	$233		$258	$460
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.74%	2.40%	2.28%		2.20%	12.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.25%	1.27%		1.20%	1.36%
Ratio of Net Investment Income/(Loss)	0.88%	2.36%	1.28%		1.80%	1.80%
Portfolio Turnover Rate	7%	22%	12%		37%	7%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.40	$10.17	$11.34	$10.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.14(2)	0.06(2)	0.12(2)	0.07
Net realized and unrealized gain/(loss)	0.30	0.29	(0.81)	0.38	0.87
Total from Investment Operations	0.32	0.43	(0.75)	0.50	0.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.13)	(0.14)	—	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.24)	(0.20)	(0.42)	(0.10)	—
Net Asset Value, End of Period	$10.48	$10.40	$10.17	$11.34	$10.94
Total Return*	3.30%	4.38%	(6.77)%	4.59%	9.40%
Net Assets, End of Period (in thousands)	$278	$268	$253	$252	$469
Average Net Assets for the Period (in thousands)	$263	$263	$251	$277	$447
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.42%	3.24%	3.02%	3.02%	13.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.94%	2.01%	2.00%	2.00%	2.06%
Ratio of Net Investment Income/(Loss)	0.33%	1.43%	0.54%	1.04%	1.14%
Portfolio Turnover Rate	7%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins International Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.45	$10.24	$11.40	$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.23(2)	0.16(2)	0.22(2)	0.06
Net realized and unrealized gain/(loss)	0.31	0.30	(0.83)	0.39	0.92
Total from Investment Operations	0.37	0.53	(0.67)	0.61	0.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.25)	(0.21)	(0.09)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.34)	(0.32)	(0.49)	(0.19)	—
Net Asset Value, End of Period	$10.48	$10.45	$10.24	$11.40	$10.98
Total Return*	3.75%	5.35%	(5.98)%	5.59%	9.80%
Net Assets, End of Period (in thousands)	$2,947	$2,568	$2,492	$2,346	$1,439
Average Net Assets for the Period (in thousands)	$2,678	$2,508	$2,450	$1,816	$931
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.68%	2.48%	2.14%	2.44%	11.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.12%	1.16%	1.17%	1.16%
Ratio of Net Investment Income/(Loss)	1.19%	2.27%	1.44%	1.92%	1.48%
Portfolio Turnover Rate	7%	22%	12%	37%	7%

Class I Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.45	$10.24	$11.41	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.23(2)	0.16(2)	0.27(2)	0.03
Net realized and unrealized gain/(loss)	0.30	0.31	(0.82)	0.34	0.97
Total from Investment Operations	0.36	0.54	(0.66)	0.61	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.26)	(0.23)	(0.10)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.34)	(0.33)	(0.51)	(0.20)	—
Net Asset Value, End of Period	$10.47	$10.45	$10.24	$11.41	$11.00
Total Return*	3.72%	5.50%	(5.94)%	5.61%	10.00%
Net Assets, End of Period (in thousands)	$7,093	$6,576	$6,236	$7,239	$2,583
Average Net Assets for the Period (in thousands)	$6,526	$6,217	$6,755	$6,812	$967
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.51%	2.31%	2.08%	2.14%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.05%	1.06%	0.99%	0.92%
Ratio of Net Investment Income/(Loss)	1.26%	2.31%	1.46%	2.34%	1.49%
Portfolio Turnover Rate	7%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2017

Perkins International Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.46	$10.26	$11.42	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.24(2)	0.17(2)	0.26(2)	0.08
Net realized and unrealized gain/(loss)	0.27	0.29	(0.82)	0.36	0.92
Total from Investment Operations	0.38	0.53	(0.65)	0.62	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.23)	(0.10)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.35)	(0.33)	(0.51)	(0.20)	—
Net Asset Value, End of Period	$10.49	$10.46	$10.26	$11.42	$11.00
Total Return*	3.88%	5.45%	(5.84)%	5.68%	10.00%
Net Assets, End of Period (in thousands)	$37,737	$1,588	$1,508	$1,375	$844
Average Net Assets for the Period (in thousands)	$4,014	$1,508	$1,505	$1,119	$595
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.34%	2.19%	2.00%	2.16%	11.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.96%	0.99%	0.99%	1.02%
Ratio of Net Investment Income/(Loss)	2.74%	2.39%	1.57%	2.23%	1.82%
Portfolio Turnover Rate	7%	22%	12%	37%	7%

Class S Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.48	$10.27	$11.44	$10.97	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.21(2)	0.14(2)	0.19(2)	0.10
Net realized and unrealized gain/(loss)	0.31	0.29	(0.82)	0.38	0.87
Total from Investment Operations	0.36	0.50	(0.68)	0.57	0.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.22)	(0.21)	—(3)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.31)	(0.29)	(0.49)	(0.10)	—
Net Asset Value, End of Period	$10.53	$10.48	$10.27	$11.44	$10.97
Total Return*	3.69%	5.09%	(6.10)%	5.27%	9.70%
Net Assets, End of Period (in thousands)	$239	$231	$219	$213	$473
Average Net Assets for the Period (in thousands)	$226	$222	$231	$240	$467
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.91%	2.72%	2.50%	2.49%	13.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.34%	1.28%	1.34%	1.56%
Ratio of Net Investment Income/(Loss)	0.95%	2.06%	1.27%	1.66%	1.65%
Portfolio Turnover Rate	7%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins International Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2017 (unaudited) and each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.45	$10.24	$11.41	$10.99	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.22(2)	0.15(2)	0.22(2)	0.07
Net realized and unrealized gain/(loss)	0.30	0.29	(0.82)	0.37	0.92
Total from Investment Operations	0.36	0.51	(0.67)	0.59	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.23)	(0.22)	(0.07)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.33)	(0.30)	(0.50)	(0.17)	—
Net Asset Value, End of Period	$10.48	$10.45	$10.24	$11.41	$10.99
Total Return*	3.68%	5.24%	(6.06)%	5.42%	9.90%
Net Assets, End of Period (in thousands)	$869	$664	$867	$733	$972
Average Net Assets for the Period (in thousands)	$725	$809	$870	$702	$762
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.71%	2.50%	2.25%	2.29%	11.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.21%	1.23%	1.19%	1.27%
Ratio of Net Investment Income/(Loss)	1.11%	2.13%	1.34%	1.89%	1.48%
Portfolio Turnover Rate	7%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2017

Perkins International Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Perkins International Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-

Janus Investment Fund	21

Perkins International Value Fund

Notes to Financial Statements (unaudited)

dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

22	MARCH 31, 2017

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	23

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as "Brexit"). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

24	MARCH 31, 2017

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Janus Investment Fund	25

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$3,400,000	$—	$(3,400,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.80% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 0.93%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

26	MARCH 31, 2017

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the

Janus Investment Fund	27

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $159,020 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $195,413 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2017.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended March 31, 2017.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2017.

28	MARCH 31, 2017

Perkins International Value Fund

Notes to Financial Statements (unaudited)

As of March 31, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	61%	-	%*
Class C Shares	76	-*
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	97	74
Class S Shares	91	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 49,176,596	$ 1,251,488	$ (906,328)	$ 345,160

Janus Investment Fund	29

Perkins International Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	17,987	$ 179,765	18,483	$ 185,456
Reinvested dividends and distributions	1,203	11,695	773	7,659
Shares repurchased	(25,767)	(259,641)	(3,945)	(40,219)
Net Increase/(Decrease)	(6,577)	$ (68,181)	15,311	$ 152,896
Class C Shares:
Shares sold	154	$ 1,542	2,463	$ 24,668
Reinvested dividends and distributions	646	6,278	516	5,104
Shares repurchased	(33)	(323)	(2,102)	(21,937)
Net Increase/(Decrease)	767	$ 7,497	877	$ 7,835
Class D Shares:
Shares sold	112,254	$ 1,121,736	74,265	$ 739,129
Reinvested dividends and distributions	8,584	83,176	7,658	75,659
Shares repurchased	(85,431)	(861,577)	(79,497)	(793,050)
Net Increase/(Decrease)	35,407	$ 343,335	2,426	$ 21,738
Class I Shares:
Shares sold	31,445	$ 316,145	50,145	$ 509,876
Reinvested dividends and distributions	22,152	214,429	20,267	200,037
Shares repurchased	(5,928)	(59,822)	(49,585)	(501,149)
Net Increase/(Decrease)	47,669	$ 470,752	20,827	$ 208,764
Class N Shares:
Shares sold	3,497,334	$36,433,549	35,055	$ 357,273
Reinvested dividends and distributions	5,584	54,165	5,302	52,380
Shares repurchased	(58,675)	(606,782)	(35,701)	(346,961)
Net Increase/(Decrease)	3,444,243	$35,880,932	4,656	$ 62,692
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	705	6,865	638	6,332
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	705	$ 6,865	638	$ 6,332
Class T Shares:
Shares sold	24,490	$ 239,389	15,650	$ 159,781
Reinvested dividends and distributions	2,095	20,302	2,662	26,304
Shares repurchased	(7,242)	(72,829)	(39,427)	(398,431)
Net Increase/(Decrease)	19,343	$ 186,862	(21,115)	$(212,346)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$35,123,591	$ 1,075,285	$ -	$ -

30	MARCH 31, 2017

Perkins International Value Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the sub-advisory agreement between Janus Capital and Perkins in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins (“Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, both of which will take effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Investment Fund	31

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

32	MARCH 31, 2017

Perkins International Value Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	33

Perkins International Value Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

34	MARCH 31, 2017

Perkins International Value Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	35

Perkins International Value Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

36	MARCH 31, 2017

Perkins International Value Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers,

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Additional Information (unaudited)

trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

Janus Investment Fund	47

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Additional Information (unaudited)

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

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Additional Information (unaudited)

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

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Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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NotesPage1

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Notes

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutualfunds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
125-24-93058 05-17

54	MARCH 31, 2017

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a) (1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a) (3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: May 30, 2017

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: May 30, 2017